UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund:	BlackRock Funds II

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:	Donald C. Burke, Chief Executive Officer, BlackRock Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2007

Date of reporting period: 10/01/2006 - 09/30/2007

Item 1	—	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Taxable Bond Portfolios

ANNUAL REPORT  |  SEPTEMBER 30, 2007

Enhanced Income

Low Duration Bond

Intermediate Government Bond

Intermediate Bond II

Total Return II

Government Income

Inflation Protected Bond

GNMA

Managed Income

International Bond

High Yield Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders	1
Annual Report:
Portfolio Summaries
Enhanced Income	2-3
Low Duration Bond	4-5
Intermediate Government Bond	6-7
Intermediate Bond II	8-9
Total Return II	10-11
Government Income	12-13
Inflation Protected Bond	14-15
GNMA	16-17
Managed Income	18-19
International Bond	20-21
High Yield Bond	22-23
About Portfolios’ Performance	24-25
Disclosure of Expenses	26
Financial Statements
Schedules of Investments	27-100
Key to Investment Abbreviations	101
Statements of Assets and Liabilities	102-108
Statements of Operations	110-111
Statements of Changes in Net Assets	112-115
Financial Highlights	116-153
Notes to Financial Statements	154-191
Report of Independent Registered Public Accounting Firm	192
Fund Management	193-196
Additional Information	197-199

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary	Enhanced Income Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Porftfolio underperformed the Citigroup 1-Year Treasury Index for the one-year period.

What factors influenced performance?

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Despite the volatility, the long end of the curve held fairly steady year-over-year, while yields on the short end dropped dramatically (and prices correspondingly rose). Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

•

The Portfolio’s bias toward a steepening yield curve benefited performance as short-term interest rates fell and the curve steepened. Our relatively short duration also contributed to results, as our lower interest-rate sensitivity offered some cushion from market volatility.

•

The Portfolio’s position in spread sectors detracted from performance, particularly late in the period. Our benchmark is a 100% Treasury index, whereas the Portfolio has the ability to invest in spread assets in an effort to achieve yields above those offered by Treasuries alone. Our exposure to spread product detracted from performance amid the flight to quality that occurred late in the period.

Describe recent Portfolio activity.

•

The Portfolio continued to emphasize high-quality, short-duration assets, particularly CMBS, adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs). We also maintained exposure to high-quality corporate bonds. As credit spreads widened across all fixed income assets late in the fiscal year, we took the opportunity to increase exposure to corporate bonds, which had become available at attractive prices.

•

At period-end, the Portfolio continued to favor high-quality spread product, such as MBS, CMBS and ABS, with less exposure to corporate credit. The Portfolio had a neutral yield curve bias at period-end, and a modestly short duration relative to its benchmark.

Total Return Based on a $10,000 Investment

2	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Enhanced Income Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		From Inception
	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	+4.22%	—	+3.10%	—
Institutional	+4.09%	—	+3.02%	—
Service	+3.74%	—	+2.82%	—
Investor A	+3.65%	+058%	+2.50%	+1.63%
Citigroup 1-Year Treasury Index	+5.39%	—	+3.15%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: BlackRock Shares, 3/4/04; Institutional Shares, 3/19/04; Service Shares, 3/19/04; and Investor A Shares, 3/19/04. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,017.40	$1.52	$1,000.00	$1,023.48	$1.52
Institutional	$1,000.00	$1,016.20	$1.62	$1,000.00	$1,023.38	$1.62
Service	$1,000.00	$1,014.40	$3.69	$1,000.00	$1,021.29	$3.71
Investor A	$1,000.00	$1,014.00	$3.89	$1,000.00	$1,021.09	$3.91

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.32%, 0.73% and 0.77% for the BlackRock, Institutional, Service and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	85.6%
AA	7.6
A	2.5
BBB	4.1
Unrated	0.2

Sector Allocation (% of long-term investments)
Collateralized Mortgage Obligations	38.1%
Commercial Mortgage Backed Securities	16.1
Asset Backed Securities	15.7
Mortgage Pass-Throughs	16.4
Corporate Bonds	10.2
Trust Preferred Stocks	3.5

Portfolio Statistics[3]
Average maturity (years)	2.83
Effective Duration[2]	0.91

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	3

Portfolio Summary	Low Duration Bond Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Merrill Lynch 1-3 Year Treasury Index for the one-year period.

What factors influenced performance?

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Despite the volatility, the long end of the curve held fairly steady year-over-year, while yields on the short end dropped dramatically (and prices correspondingly rose). Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

•

The Portfolio’s bias toward a steepening yield curve benefited performance as short-term interest rates fell and the curve steepened. Our relatively short duration also contributed to results, as our lower interest-rate sensitivity offered some cushion from market volatility. Finally, we shorted lower-rated home-equity issues, which provided a benefit amid the housing turmoil.

•

The Portfolio’s position in spread sectors detracted from performance, particularly late in the period. Our benchmark is a 100% Treasury index, whereas the Portfolio has the ability to invest in spread assets in an effort to achieve yields above those offered by Treasuries alone. Our exposure to spread product detracted from performance amid the flight to quality that occurred late in the period.

Describe recent Portfolio activity.

•

The Portfolio continued to emphasize high-quality, short-duration assets, particularly CMBS, adjustable-rate mortgages (ARMs) and collateralized mortgage obligations (CMOs). We also maintained exposure to high-quality corporate bonds. As credit spreads widened across all fixed income assets late in the fiscal year, we took the opportunity to increase exposure to corporate bonds, which had become available at attractive prices.

•

At period-end, the Portfolio continued to favor high-quality spread product, such as MBS, CMBS and ABS, with less exposure to corporate credit. The Portfolio had a neutral yield curve bias at period-end, and a modestly short duration relative to its benchmark.

Total Return Based on a $10,000 Investment

4	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Low Duration Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+5.55%	—	+2.95%	—	+4.83%	—
Institutional	+5.50%	—	+2.85%	—	+4.70%	—
Service	+5.17%	—	+2.54%	—	+4.39%	—
Investor A	+5.15%	+1.95%	+2.50%	+1.87%	+4.29%	+3.96%
Investor A1	+5.20%	+4.15%	+2.65%	+2.45%	+4.51%	+4.40%
Investor B	+4.41%	(0.09)%	+1.76%	+1.40%	+3.73%	+3.73%
Investor B1	+4.51%	+0.51%	+1.97%	+1.61%	+3.81%	+3.81%
Investor B2	+4.96%	+3.96%	+2.34%	+2.34%	+4.19%	+4.19%
Investor C	+4.30%	+3.30%	+1.74%	+1.74%	+3.51%	+3.51%
Investor C1	+4.57%	+3.57%	+1.95%	+1.95%	+3.78%	+3.78%
Investor C2	+4.90%	+3.90%	+2.33%	+2.33%	+4.18%	+4.18%
Merrill Lynch 1-3 Year Treasury Index	+5.80%	—	+2.82%	—	+4.68%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 7/17/92; Service Shares, 1/12/96; Investor A Shares, 1/12/96; Investor B Shares, 11/18/96; Investor C Shares, 2/24/97; BlackRock Shares, 6/3/97; and Investor A1 Shares, Investor B1 Shares, Investor B2 Shares, Investor C1 Shares and Investor C2 Shares, 10/2/06. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,027.40	$2.03	$1,000.00	$1,022.97	$2.03
Institutional	$1,000.00	$1,027.20	$2.19	$1,000.00	$1,022.82	$2.18
Service	$1,000.00	$1,026.00	$3.40	$1,000.00	$1,021.60	$3.40
Investor A	$1,000.00	$1,025.60	$3.76	$1,000.00	$1,021.24	$3.76
Investor A1	$1,000.00	$1,025.20	$3.15	$1,000.00	$1,021.85	$3.15
Investor B	$1,000.00	$1,022.30	$7.10	$1,000.00	$1,017.89	$7.11
Investor B1	$1,000.00	$1,021.80	$6.54	$1,000.00	$1,018.45	$6.55
Investor B2	$1,000.00	$1,024.40	$3.96	$1,000.00	$1,021.04	$3.96
Investor C	$1,000.00	$1,021.20	$7.19	$1,000.00	$1,017.79	$7.21
Investor C1	$1,000.00	$1,021.70	$6.74	$1,000.00	$1,018.25	$6.75
Investor C2	$1,000.00	$1,023.90	$4.52	$1,000.00	$1,020.48	$4.52

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.43%, 0.67%, 0.74%, 0.62%, 1.40%, 1.29%, 0.78%, 1.42%, 1.33% and 0.89% for the BlackRock, Institutional, Service, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	85.5%
AA	7.5
A	3.0
BBB	4.0

Portfolio Statistics[3]
Average maturity (years)	3.39
Effective Duration[2]	1.60

Sector Allocation (% of long-term investments)
Collateralized Mortgage Obligations	31.1%
Mortgage Pass-Throughs	21.4
Commercial Mortgage Backed Securities	17.3
Asset Backed Securities	15.9
Corporate Bonds	10.1
Trust Preferred Stocks	3.4
Foreign Bonds	0.8
U.S. Government & Agency Obligation	0.0

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	5

Portfolio Summary	Intermediate Government Bond Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Lehman Brothers Intermediate Government Index for the one-year period.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Despite the volatility, the long end of the curve held fairly steady year-over-year, while yields on the short end dropped dramatically (and prices correspondingly rose). Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

What factors influenced performance?

•

Our overweight exposure to mortgage pass-through securities and commercial mortgages detracted from the Portfolio’s results as their performance lagged amid the subprime turmoil. Our opportunistic allocation to global bonds also hampered relative performance during the year.

•

The Portfolio benefited from the additional yield we were able to achieve through investment in high-quality spread sectors (those less correlated to Treasuries). The Portfolio’s bias toward a steepening yield curve also proved advantageous as short-term interest rates fell and the curve steepened.

Describe recent Portfolio activity.

•

The Portfolio continued to emphasize high-quality, short-duration assets over U.S. Treasury and agency issues. We increased our overall allocation to high-quality bonds in the residential and commercial mortgage markets as spreads widened in these sectors. This allocation included increased exposure to mortgage pass-throughs, adjustable-rate mortgages (ARMs), collateralized mortgage obligations (CMOs) and CMBS.

Describe Portfolio positioning at period-end.

•

The Portfolio’s duration (a measure of interest rate sensitivity) was modestly short relative to its benchmark at period-end. We also had a small yield curve steepening bias, reflecting our view that the relatively flat yield curve will return to a more normal slope in time.

•	The Portfolio maintains large overweight positions in residential mortgages (30-year pass-throughs, CMOS and ARMs) and CMBS. We believe current valuations for mortgages are fundamentally attractive.

Total Return Based on a $10,000 Investment

6	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Intermediate Government Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	+5.34%	—	+3.05%	—	+5.26%	—
Service	+5.03%	—	+2.75%	—	+4.94%	—
Investor A	+4.88%	+0.72%	+2.60%	+1.77%	+4.81%	+4.38%
Investor B	+4.08%	(0.42)%	+1.83%	+1.47%	+4.24%	+4.24%
Investor C	+4.18%	+3.18%	+1.83%	+1.83%	+4.01%	+4.01%
Lehman Brothers Intermediate Government Index	+5.88%	—	+3.21%	—	+5.43%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 4/20/92; Investor A Shares, 5/11/92; Service Shares, 7/29/93; Investor C Shares, 10/8/96; and Investor B Shares, 10/11/96. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,026.50	$3.35	$1,000.00	$1,021.65	$3.35
Service	$1,000.00	$1,025.00	$4.87	$1,000.00	$1,020.13	$4.87
Investor A	$1,000.00	$1,024.20	$5.63	$1,000.00	$1,019.37	$5.63
Investor B	$1,000.00	$1,020.40	$9.42	$1,000.00	$1,015.56	$9.44
Investor C	$1,000.00	$1,021.40	$9.43	$1,000.00	$1,015.56	$9.44

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.66%, 0.96%, 1.11%, 1.86% and 1.86% for the Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	9.85%
A	0.3
Unrated	1.2

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	61.8%
Collateralized Mortgage Obligations	12.8
U.S. Government & Agency Obligations	12.7
Commercial Mortgage Backed Securities	8.9
Corporate Bonds	2.1
Asset Backed Securities	1.2
Taxable Municipal Bonds	0.4
Project Loans	0.1

Portfolio Statistics[3]
Average maturity (years)	3.97
Effective Duration[2]	3.14

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	7

Portfolio Summary	Intermediate Bond Portfolio II

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Lehman Brothers Intermediate Government/Credit Index for the one-year period.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Spread sectors, mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

What factors influenced performance?

•	Our overweight exposure to mortgage pass-through securities and commercial mortgages detracted from the Portfolio’s results, as their performance lagged amid the subprime turmoil.

•	The Portfolio benefited from our underweighting of corporate and agency bonds, which also suffered amid the recent credit crunch. Favorable bond security selection also was a positive contributor.

Describe recent Portfolio activity.

•

The Portfolio continued to emphasize high-quality, short-duration assets. We increased our overall allocation to high-quality bonds in the residential and commercial mortgage markets as spreads widened in these sectors. This allocation included increased exposure to mortgage pass-throughs, adjustable-rate mortgages (ARMs), collateralized mortgage obligations (CMOs) and CMBS.

•

The Portfolio remained underweight relative to its benchmark in corporate bonds throughout the year. However, we closed the gap somewhat in the second half by adding to investment-grade corporate debt in both the new issue and secondary markets.

Describe Portfolio positioning at period-end.

•

The Portfolio’s duration (a measure of interest rate sensitivity) was modestly short relative to its benchmark at period-end. We also had a small yield curve steepening bias, reflecting our view that the relatively flat yield curve will return to a more normal slope in time.

•	The Portfolio maintains large overweight positions in residential mortgages (30-year pass-throughs, CMOS and ARMs) and CMBS. We believe current valuations for mortgages are fundamentally attractive.

•

The Portfolio remained underweight in investment-grade corporate and agency markets. From a sector perspective, we are overweight financials and underweight industrials, utilities and non-corporate sectors.

Total Return Based on a $10,000 Investment

8	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Intermediate Bond Portfolio II

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+5.33%	—	+3.93%	—	+5.77%	—
Institutional	+5.29%	—	+3.82%	—	+5.63%	—
Service	+4.94%	—	+3.50%	—	+5.31%	—
Investor A	+4.95%	+070%	+3.48%	+2.64%	+5.21%	+4.78%
Investor B	+4.07%	(043)%	+2.68%	+2.34%	+4.63%	+4.63%
Investor C	+4.07%	+307%	+2.69%	+2.69%	+4.40%	+4.40%
Lehman Brothers Intermediate Government/Credit Index	+5.43%	—	+3.82%	—	+5.68%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 9/17/93; Service Shares, 9/23/93; Investor A Shares, 5/20/94; Investor B Shares, 2/5/98; BlackRock Shares, 5/1/98; and Investor C Shares, 10/16/98. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,025.10	$2.49	$1,000.00	$1,022.51	$2.49
Institutional	$1,000.00	$1,024.90	$2.64	$1,000.00	$1,022.36	$2.64
Service	$1,000.00	$1,023.30	$4.21	$1,000.00	$1,020.79	$4.21
Investor A	$1,000.00	$1,024.50	$4.11	$1,000.00	$1,020.89	$4.11
Investor B	$1,000.00	$1,019.20	$8.35	$1,000.00	$1,016.62	$8.38
Investor C	$1,000.00	$1,020.00	$8.61	$1,000.00	$1,016.37	$8.63

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.49%, 0.52%, 0.83%, 0.81%, 1.65% and 1.70% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	69.0%
AA	14.1
A	9.2
BBB	7.0
‹BBB	0.2
Unrated	0.5

Portfolio Statistics[3]
Average maturity (years)	51.7
Effective Duration[2]	34.6

Sector Allocation (% of long-term investments)
Corporate Bonds	30.4%
Mortgage Pass-Throughs	29.2
Collateralized Mortgage Obligations	13.2
Commercial Mortgage Backed Securities	11.4
Asset Backed Securities	8.9
U.S. Government & Agency Obligations	4.2
Trust Preferred Stocks	2.3
Taxable Municipal Bonds	0.3
Certificates of Deposit	0.1
Project Loan	0.0

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	9

Portfolio Summary	Total Return Portfolio II

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Lehman Brothers U.S. Aggregate Index for the one-year period.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

What factors influenced performance?

•

Our overweight exposure to mortgage pass-through securities and commercial mortgages detracted from the Portfolio’s results as their performance lagged amid the subprime turmoil. Our opportunistic allocation to global bonds also hampered relative performance during the year.

•	The Portfolio benefited from our underweighting of corporate and agency bonds, which also suffered amid the recent credit crunch. Favorable bond security selection also was a positive contributor.

Describe recent Portfolio activity.

•

The Portfolio continued to emphasize high-quality, short-duration assets. We increased our overall allocation to high-quality bonds in the residential and commercial mortgage markets as spreads widened in these sectors. This allocation included increased exposure to mortgage pass-throughs, adjustable-rate mortgages (ARMs), collateralized mortgage obligations (CMOs) and CMBS.

•

The Portfolio remained underweight relative to its benchmark in corporate bonds throughout the year. However, we closed the gap somewhat in the second half by adding to investment-grade corporate debt in both the new issue and secondary markets.

Describe Portfolio positioning at period-end.

•

The Portfolio’s duration (a measure of interest rate sensitivity) was modestly short relative to its benchmark at period-end. We also had a small yield curve steepening bias, reflecting our view that the relatively flat yield curve will return to a more normal slope in time.

•	The Portfolio maintains large overweight positions in residential mortgages (30-year pass-throughs, CMOS and ARMs) and CMBS. We believe current valuations for mortgages are fundamentally attractive.

•

The Portfolio remained underweight in investment-grade corporate and agency markets. From a sector perspective, we are overweight financials and underweight industrials, utilities and non-corporate sectors.

Total Return Based on a $10,000 Investment

10	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Total Return Portfolio II

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+4.33%	—	+4.23%	—	+5.97%	—
Institutional	+4.26%	—	+4.11%	—	+5.81%	—
Service	+4.10%	—	+3.87%	—	+5.51%	—
Investor A	+3.91%	(0.29)%	+3.80%	+2.95%	+5.40%	+4.97%
Investor B	+3.21%	(1.27)%	+3.01%	+2.67%	+4.85%	+4.85%
Investor C	+2.71%	+1.72%	+2.91%	+2.91%	+4.57%	+4.57%
Class R	+3.72%	—	+3.45%	—	+5.12%	—
Lehman Brothers U.S. Aggregate Index	+5.14%	—	+4.13%	—	+5.97%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 12/9/92; Service Shares, 1/12/96; Investor A Shares, 1/31/96; Investor B Shares, 3/18/96; Investor C Shares, 2/28/97; BlackRock Shares, 5/1/97; and R Shares, 10/2/06. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,019.60	$2.38	$1,000.00	$1,022.61	$2.39
Institutional	$1,000.00	$1,019.00	$3.04	$1,000.00	$1,021.95	$3.05
Service	$1,000.00	$1,017.90	$4.15	$1,000.00	$1,020.84	$4.16
Investor A	$1,000.00	$1,017.50	$4.45	$1,000.00	$1,020.53	$4.47
Investor B	$1,000.00	$1,013.80	$8.13	$1,000.00	$1,016.83	$8.17
Investor C	$1,000.00	$1,009.60	$8.01	$1,000.00	$1,016.93	$8.07
Class R	$1,000.00	$1,016.00	$5.96	$1,000.00	$1,019.01	$5.99

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.47%, 0.60%, 0.82%, 0.88%, 1.61%, 1.59% and 1.18% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor C and R share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	84.2%
AA	7.7
A	4.3
BBB	2.2
<BBB	0.2
Unrated	1.4

Portfolio Statistics[3]
Average maturity (years)	7.89
Effective Duration[2]	4.41

Top 10 Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	61.5%
Commercial Mortgage Backed Securities	11.5
Corporate Bonds	9.6
Collateralized Mortgage Obligations	6.5
Asset Backed Securities	5.6
U.S. Government & Agency Obligations	3.3
Trust Preferred Stocks	1.5
Foreign Bonds	0.3
Certificates of Deposit	0.1
Taxable Municipal Bond	0.1

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	11

Portfolio Summary	Government Income Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the blended Lehman Brothers MBS Index/Merrill Lynch 10-Year Treasury Index benchmark for the one-year period.

What factors influenced performance?

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

•

The aforementioned financial crisis caused significant underperformance in illiquid mortgage securities regardless of quality. Spreads widened across fixed income sectors as investors diverted assets into Treasury securities. Given our overweighting of spread product, the Portfolio’s relative performance suffered accordingly.

•

On the positive side, the Portfolio’s bias toward a steepening yield curve benefited performance as short-term interest rates fell and the curve steepened. Our relatively conservative (i.e., high quality) mortgage position also proved advantageous.

Describe recent Portfolio activity.

•

The Portfolio remained underweight in Treasury issues throughout the year, in favor of MBS and high-quality, short-duration assets, including CMBS, collateralized mortgage obligations (CMOs) and hybrid adjustable-rate mortgages (ARMs).

•

In the second half of the fiscal year, we took advantage of volatility by adding positions in ARMs and non-indexed products, including CMBS and non-agency mortgages, as these securities cheapened dramatically amid the liquidity crunch and lack of financing in the market.

Describe Portfolio positioning at period-end.

•

Based on the fundamentals, we believe current valuations for mortgages are attractive. We view the recent turbulence in the markets as temporary, and maintain exposure to high-quality, short-duration assets, including CMBS, CMOs and ARMs.

•	The Portfolio remains underweight in Treasuries, as we believe other high-quality assets continue to look attractive.

Total Return Based on a $10,000 Investment

12	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Government Income Portfolio

Performance Summary for the Period Ended September 30, 2007

	Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+1.19%	—	+3.09%	—	+6.14%	—
Institutional	+1.08%	—	+2.84%	—	+5.83%	—
Service	+0.86%	—	+2.60%	—	+5.56%	—
Investor A	+0.73%	(3.32)%	+2.58%	+1.74%	+5.55%	+5.12%
Investor B	(0.04)%	(4.36)%	+1.79%	+1.45%	+5.00%	+5.00%
Investor B1	+0.28%	(3.66)%	+1.98%	+1.64%	+4.93%	+4.93%
Investor C	+0.05%	(0.91)%	+1.83%	+1.83%	+4.76%	+4.76%
Investor C1	+0.21%	(0.85)%	+1.92%	+1.92%	+4.87%	+4.87%
Class R	+0.43%	—	+2.22%	—	+5.19%	—
Lehman Brothers MBS Index/Merrill Lynch 10-Year Treasury Index	+5.04%	—	+3.40%	—	+5.66%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Investor A Shares, 10/3/94; Investor B Shares, 10/3/94; Investor C Shares, 2/28/97; BlackRock Shares, 2/10/03; Service Shares, 10/27/04; and Institutional Shares, Investor B1 Shares, Investor C1 Shares and R Shares, 10/2/06. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$991.70	$3.84	$1,000.00	$1,021.09	$3.91
Institutional	$1,000.00	$990.70	$5.89	$1,000.00	$1,019.01	$5.99
Service	$1,000.00	$990.50	$6.39	$1,000.00	$1,018.50	$6.50
Investor A	$1,000.00	$989.30	$7.18	$1,000.00	$1,017.69	$7.31
Investor B	$1,000.00	$986.10	$10.41	$1,000.00	$1,014.39	$10.61
Investor B1	$1,000.00	$986.80	$9.71	$1,000.00	$1,015.10	$9.90
Investor C	$1,000.00	$986.30	$11.20	$1,000.00	$1,013.58	$11.42
Investor C1	$1,000.00	$986.30	$10.16	$1,000.00	$1,014.64	$10.36
Class R	$1,000.00	$987.90	$8.67	$1,000.00	$1,016.17	$8.83

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.77%, 1.18%, 1.28%, 1.44%, 2.09%, 1.95%, 2.25%, 2.04% and 1.74% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	99.8%
Unrated	0.2

Portfolio Statistics[3]
Average maturity (years)	9.55
Effective Duration[2]	5.99

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	71.8%
Collateralized Mortgage Obligations	20.6
Commercial Mortgage Backed Securities	5.0
Asset Backed Securities	1.8
U.S. Government & Agency Obligations	0.8

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	13

Portfolio Summary	Inflation Protected Bond Portfolio

Management Commentary

How did the Portfolio perform?

•

The Portfolio’s BlackRock and Institutional shares outperformed the Lehman Brothers Global Real: U.S. TIPS Index for the one-year period. The Investor A, Investor B, Investor C and Service shares underperformed the benchmark.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Treasury issues outperformed other major fixed income markets in the final months of the period as investors fled to the perceived safety of Treasuries. Treasury Inflation Protected Securities (TIPS) performed better than nominal Treasuries during this time due to their longer average duration in a falling rate environment. Inflation remained relatively tame throughout the fiscal year.

What factors influenced performance?

•

Our duration and yield curve strategies were the biggest contributors to performance. The Portfolio had a relatively short duration (a measure of interest rate sensitivity) and a bias toward a flattening yield curve in the first half of the period when rates rose and the curve flattened. Late in the second quarter of 2007, we moved to a steepening bias; and early in the third quarter, we adopted a long duration position. Both of these moves proved beneficial as the curve steepened and interest rates declined during the liquidity crisis that followed.

•

Portfolio performance was hindered later in the fiscal year when its exposure to high-quality U.S. spread product (assets less correlated with Treasuries) underperformed amid the credit and liquidity crisis.

Describe recent Portfolio activity.

•

We actively managed the Portfolio’s duration and yield curve exposures throughout the period. Duration was generally short relative to the benchmark until the final months of the period, at which time we established a long duration in advance of the decline in interest rates.

•

We took advantage of the lower prices on high-quality spread product during the liquidity crisis by increasing our exposure to such products. Our goal is to capture some additional yield for shareholders.

Describe Portfolio positioning at period-end.

•

At September 30, 2007, the Portfolio was roughly 85% invested in U.S. TIPS, with the remaining exposure split between high-quality spread product, including mortgage-backed securities, floating-rate mortgages and corporate credit. The Portfolio also had positions in European government bonds.

•	The Portfolio’s duration was slightly short at period-end, with a curve flattening bias, and we were underweight shorter-maturity TIPS.

Total Return Based on a $10,000 Investment

14	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Inflation Protected Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		From Inception
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+5.07%	—	+5.86%	—
Institutional	+5.12%	—	+5.92%	—
Service	+4.97%	—	+5.13%	—
Investor A	+4.84%	+0.68%	+5.52%	+4.19%
Investor B	+4.05%	(0.45)%	+4.82%	+3.98%
Investor C	+4.03%	+3.03%	+4.91%	+4.91%
Lehman Global Real: U.S. TIPS Index	+4.98%	—	+5.29%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 6/28/04. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual Expenses			Hypothetical Expenses (5% return before expenses)
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,040.00	$1.53	$1,000.00	$1,023.48	$1.52
Institutional	$1,000.00	$1,039.00	$1.79	$1,000.00	$1,023.22	$1.78
Service	$1,000.00	$1,036.60	$3.11	$1,000.00	$1,021.90	$3.10
Investor A	$1,000.00	$1,036.70	$3.37	$1,000.00	$1,021.65	$3.35
Investor B	$1,000.00	$1,034.00	$7.19	$1,000.00	$1,017.84	$7.16
Investor C	$1,000.00	$1,032.60	$7.18	$1,000.00	$1,017.84	$7.16

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.35%, 0.61%, 0.66%, 1.41% and 1.41% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period the fund was open during the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	96.1%
BBB	2.6
Unrated	1.3

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations	79.1%
Asset Backed Securities	7.7
Mortgage Pass-Throughs	7.5
Corporate Bonds	3.0
Commercial Mortgage Backed Securities	2.1
Foreign Bonds	0.6

Portfolio Statistics[3]
Average maturity (years)	10.50
Effective Duration[2]	7.40

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	15

Portfolio Summary	GNMA Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Lehman Brothers GNMA MBS Index for the one-year period.

What factors influenced performance?

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

•

The aforementioned financial crisis caused significant underperformance in illiquid mortgage securities regardless of quality. Spreads widened across fixed income sectors as investors diverted assets into Treasury securities. Given our focus on spread product, the fund’s relative performance suffered accordingly.

•

On the positive side, the Portfolio’s bias toward a steepening yield curve benefited performance as short-term interest rates fell and the curve steepened. Our relatively conservative (i.e., high quality) mortgage position also proved advantageous.

Describe recent Portfolio activity.

•

We changed the Portfolio’s structure significantly in the second half of the fiscal year to take advantage of liquidations of high-quality spread product. We were able to obtain these positions at relatively attractive prices. Purchases were focused on the highest-quality mortgage product, which we believe will suffer less and potentially benefit amid a continued slowdown in the housing market.

•

We maintained exposure to 15- and 30-year bonds, with a bias toward higher-coupon mortgage issues. We also maintained small, non-indexed positions in hybrid adjustable-rate mortgages (ARMs), collateralized mortgage obligations (CMOs) and ABS, while adding to positions in CMBS.

Describe Portfolio positioning at period-end.

•

Based on the fundamentals, we believe current valuations for mortgages are attractive. At period-end, the Portfolio was positioned in high-quality MBS whose prices decreased to levels we consider unsustainable.

Total Return Based on a $10,000 Investment

16	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	GNMA Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+4.56%	—	+3.81%	—	+5.63%	—
Institutional	+4.53%	—	+3.72%	—	+5.51%	—
Service	+4.26%	—	+3.41%	—	+5.20%	—
Investor A	+4.13%	(0.05)%	+3.32%	+2.47%	+5.10%	+4.64%
Investor B	+3.34%	(1.12)%	+2.53%	+2.19%	+4.49%	+4.49%
Investor C	+3.51%	+2.52%	+2.56%	+2.56%	+4.29%	+4.29%
Lehman Brothers GNMA MBS Index	+5.22%	—	+4.02%	—	+5.61%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 5/18/98. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,018.50	$2.63	$1,000.00	$1,022.36	$2.64
Institutional	$1,000.00	$1,018.30	$2.78	$1,000.00	$1,022.21	$2.79
Service	$1,000.00	$1,017.10	$3.99	$1,000.00	$1,020.99	$4.01
Investor A	$1,000.00	$1,016.30	$4.70	$1,000.00	$1,020.28	$4.72
Investor B	$1,000.00	$1,011.60	$8.42	$1,000.00	$1,016.52	$8.48
Investor C	$1,000.00	$1,013.10	$8.02	$1,000.00	$1,016.93	$8.07

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.52%, 0.55%, 0.79%, 0.93%, 1.67% and 1.59% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Fund Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	99.5%
AA	0.3
Unrated	0.2

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	96.5%
Commercial Mortgage Backed Securities	2.3
Collateralized Mortgage Obligations	1.0
Asset Backed Security	0.2

Portfolio Statistics[3]
Average maturity (years)	8.84
Effective Duration[2]	4.13

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	17

Portfolio Summary	Managed Income Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Lehman Brothers U.S. Aggregate Index for the one-year period.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield touching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Spread sectors, including mortgage-backed securities (MBS), commercial MBS (CMBS), investment-grade corporate bonds, asset-backed securities (ABS) and U.S. agency issues, which had outperformed Treasuries in the first half of the fiscal year, lost ground in the latter half as investors fled to the perceived safety of Treasury issues.

What factors influenced performance?

•

Our overweight exposure to mortgage pass-through securities and commercial mortgages detracted from the Portfolio’s results as their performance lagged amid the subprime turmoil. Our opportunistic allocation to global bonds also hampered relative performance during the year.

•	The Portfolio benefited from our underweighting of corporate and agency bonds, which also suffered amid the recent credit crunch. Favorable bond security selection also was a positive contributor.

Describe recent Portfolio activity.

•

The Portfolio continued to emphasize high-quality, short-duration assets. We increased our overall allocation to high-quality bonds in the residential and commercial mortgage markets as spreads widened in these sectors. This allocation included increased exposure to mortgage pass-throughs, adjustable-rate mortgages (ARMs), collateralized mortgage obligations (CMOs) and CMBS.

•

The Portfolio remained underweight relative to its benchmark in corporate bonds throughout the year. However, we closed the gap somewhat in the second half by adding to investment-grade corporate debt in both the new issue and secondary markets.

Describe Portfolio positioning at period-end.

•

The Portfolio’s duration (a measure of interest rate sensitivity) was modestly short relative to its benchmark at period-end. We also had a small yield curve steepening bias, reflecting our view that the relatively flat yield curve will return to a more normal slope in time.

•	The Portfolio maintains large overweight positions in residential mortgages (30-year pass-throughs, CMOS and ARMs) and CMBS. We believe current valuations for mortgages are fundamentally attractive.

•

The Portfolio remained underweight in investment-grade corporate and agency markets. From a sector perspective, we are overweight financials and underweight industrials, utilities and non-corporate sectors.

Total Return Based on a $10,000 Investment

18	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Managed Income Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	+4.50%	—	+4.21%	—	+5.74%	—
Service	+4.19%	—	+3.90%	—	+5.43%	—
Investor A	+4.03%	(0.17)%	+3.79%	+2.93%	+5.28%	+4.85%
Investor B	+3.24%	(1.25)%	+2.99%	+2.66%	+4.73%	+4.73%
Investor C	+3.32%	+2.32%	+3.02%	+3.02%	+4.41%	+4.41%
Lehman Brothers U.S. Aggregate Index	+5.14%	—	+4.13%	—	+5.97%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional Shares, 11/1/89; Investor A Shares, 2/5/92; Service Shares, 7/29/93; Investor B Shares, 7/15/97; and Investor C Shares, 11/22/99. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,020.30	$3.55	$1,000.00	$1,021.45	$3.55
Service	$1,000.00	$1,018.70	$5.06	$1,000.00	$1,019.92	$5.08
Investor A	$1,000.00	$1,017.40	$5.46	$1,000.00	$1,019.52	$5.48
Investor B	$1,000.00	$1,014.10	$8.68	$1,000.00	$1,016.27	$8.73
Investor C	$1,000.00	$1,014.40	$9.44	$1,000.00	$1,015.51	$9.49

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.70%, 1.00%, 1.08%, 1.72% and 1.87% for the Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	87.2%
AA	7.0
A	2.2
BBB	1.8
<BBB	0.2
Unrated	1.6

Portfolio Statistics[3]
Average maturity (years)	8.15
Effective Duration[2]	4.47

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs	58.7%
Commercial Mortgage Backed Securities	12.1
Corporate Bonds	9.2
Asset Backed Securities	6.5
U.S. Government & Agency Obligations	4.9
Collateralized Mortgage Obligations	4.7
Project Loans	1.2
Trust Preferred Stocks	1.2
Taxable Municipal Bonds	0.6
Collateralized Debt Obligations	0.6
Foreign Bonds	0.2
Certificates of Deposit	0.1

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	19

Portfolio Summary	International Bond Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio underperformed the Citigroup Non-U.S. World Government Bond Index for the one-year period.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June. The move was largely driven by developments in the United States, where stronger-than-expected economic readings led investors to believe that the Fed would keep short-term interest rates on hold for some time. The 10-year U.S. Treasury yield touched 5.33%, its highest level since 2001, while European bond yields rose even more. Yields rose in the U.K. and Japan as well.

•

Just weeks later, conditions changed dramatically amid escalating troubles in the U.S. subprime mortgage market. Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. Central banks around the world stepped in to inject liquidity into the markets and to bolster investor confidence.

•

The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy. The European Central Bank kept interest rates on hold, despite describing inflation risks as remaining “on the upside.” The Bank of England responded to inflationary pressures by raising its official bank rate to 5.75%. As the liquidity crisis worsened, however, the three-month sterling LIBOR rate reached 6.90%, a level that effectively closed the interbank market. Japanese bonds rallied (yields fell) in line with other markets. During this time, yield curves steepened dramatically across most markets.

What factors influenced performance?

•

The Portfolio was positioned with a shorter duration (a measure of interest rate sensitivity) than its benchmark. However, rising bond yields in most non-U.S. markets detracted from performance. Most non-U.S. central banks continued with their programs of raising official rates against a backdrop of relatively strong economic growth.

•

The Portfolio provides exposure to non-U.S. bonds and currencies. Thus, the direction of foreign currencies and the performance of non-U.S. bond markets drives the absolute performance of the fund. During the fiscal period, the U.S. dollar depreciated substantially, particularly versus the euro, which boosted fund performance.

Describe recent Portfolio activity.

•

The Portfolio maintained an underweight duration position in Japanese bonds throughout the period. In the Dollar Bloc and Europe, the Portfolio moved from an underweight duration position to an overweight during the second quarter of 2007 as bond valuations became more attractive.

•

The Portfolio’s currency exposure remained relatively close to index weights throughout the period, with a small overweight to the yen. The Portfolio added to high-quality non-government bonds during the third quarter of 2007.

Describe Portfolio positioning at period-end.

•	The Portfolio’s duration at period-end was modestly short versus its benchmark, which reflected an overweight in Europe and an underweight in Japan.

Total Return Based on a $10,000 Investment

20	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	International Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+8.56%	—	+6.16%	—	+7.05%	—
Institutional	+8.64%	—	+6.00%	—	+6.90%	—
Service	+8.32%	—	+5.74%	—	+6.61%	—
Investor A	+8.13%	+3.78%	+5.63%	+4.77%	+6.47%	+6.03%
Investor B	+7.30%	+2.80%	+4.83%	+4.49%	+5.91%	+5.91%
Investor C	+7.41%	+6.41%	+4.88%	+4.88%	+5.71%	+5.71%
Citigroup Non-U.S. World Government Bond Index	+9.50%	—	+7.98%	—	+5.75%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Service Shares, 7/1/91; Investor B Shares, 4/19/96; Investor A Shares, 4/22/96; Institutional Shares, 6/10/96; Investor C Shares, 9/11/96; and BlackRock Shares, 5/18/04. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,054.40	$3.86	$1,000.00	$1,021.19	$3.81
Institutional	$1,000.00	$1,054.40	$3.91	$1,000.00	$1,021.14	$3.86
Service	$1,000.00	$1,053.10	$5.10	$1,000.00	$1,019.97	$5.03
Investor A	$1,000.00	$1,051.60	$5.76	$1,000.00	$1,019.31	$5.69
Investor B	$1,000.00	$1,048.10	$10.17	$1,000.00	$1,014.95	$10.05
Investor C	$1,000.00	$1,048.60	$9.60	$1,000.00	$1,015.51	$9.49

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.75%, 0.76%, 0.99%, 1.12%, 1.98% and 1.87% for the BlackRock, Institutional, Service, Investor A, Investor B and Investor C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Fund Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	72.7%
AA	21.1
A	3.0
BBB	0.1
Unrated	3.1

Portfolio Statistics[3]
Average maturity (years)	9.38
Effective Duration[2]	6.20

Top 10 Country Allocation (% of long-term investments)
United States	28.8%
Japan	11.6
Sweden	9.3
Italy	5.5
Germany	5.1
Finland	5.1
France	4.9
Ireland	4.0
Netherlands	3.9
Denmark	3.7

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and countries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	21

Portfolio Summary	High Yield Bond Portfolio

Management Commentary

How did the Portfolio perform?

•

The BlackRock, Institutional, Service, Investor A, Investor B1, Investor C1 and Class R shares outperformed the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index for the one-year period. The Investor B and Investor C shares underperformed the benchmark.

•

The first eight months of the fiscal year were relatively uneventful in comparison to the final four. Bond yields rose sharply (and prices fell) in early June, with the 10-year Treasury yield reaching 5.33%, its highest level since 2001. This was largely based on stronger-than-expected economic readings, which led investors to believe that the Fed would keep short-term interest rates on hold for some time. Just weeks later, perceptions changed dramatically amid escalating troubles in the subprime mortgage market.

•

Financial markets were highly volatile as fears spread about which investments might have exposure to the subprime segment. The liquidity of mortgage-backed securities began to decrease, which led to a wider liquidity crisis as banks restricted their short-term lending. The Fed and other countries’ central banks stepped in to inject liquidity into the markets and to bolster investor confidence. The Fed cut the discount rate from 6.25% to 5.25% and the federal funds rate from 5.25% to 4.75% in an effort to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

The high yield market posted positive returns for most of the period before experiencing a downturn in June through August. The flight to safety that accompanied the market turmoil this summer hurt the high yield sector, while benefiting Treasuries. Then, in September, the high yield market advanced 2.49%, as measured by our benchmark, and spreads versus 10-year Treasuries narrowed 40 basis points, making it the best month for high yield in over four years.

What factors influenced performance?

•

Security selection historically has been the primary contributor to Portfolio performance, and that trend continued this past year. Solid security selection was observed in the media (non-cable), paper, packaging, finance, industrials and wireless sectors. We also observed strong performance from select special situation names. The Portfolio benefited further from its overweightings in B-rated and CCC-rated bonds.

•	Underweight positions in the healthcare, gaming and supermarket sectors, and in BB-rated credits, detracted from the Portfolio’s performance.

Describe recent Portfolio activity.

•

Changes to the Portfolio over the past year included moving to underweight positions in paper, energy, technology and utilities, and adding to our overweight positions in wireless, specialty retail and select special situations.

•

At period-end, the Portfolio was overweight in sectors that we believe have pricing power and may benefit from stronger economic growth overseas. These sectors included metals, media (non-cable), specialty retailers, wireless and industrials. The Portfolio was underweight in most consumer-oriented sectors, including autos, housing, food and supermarkets, as well as in utilities and technology.

•	The Portfolio had a higher-than-normal cash position at period-end, which should allow us to take advantage of opportunities presented by the large new-issue calendar.

Total Return Based on a $10,000 Investment

*	The performance for the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index in the chart starts on 12/1/98.

22	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	High Yield Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	+8.66%	—	+12.85%	—	+7.71%	—
Institutional	+8.59%	—	+12.72%	—	+7.59%	—
Service	+8.14%	—	+12.41%	—	+7.26%	—
Investor A	+8.22%	+3.89%	+12.31%	+11.40%	+7.15%	+6.65%
Investor B	+7.44%	+2.94%	+11.49%	+11.23%	+6.51%	+6.51%
Investor B1	+7.72%	+3.72%	+11.80%	+11.54%	+6.71%	+6.71%
Investor C	+7.29%	+6.29%	+11.48%	+11.48%	+6.33%	+6.33%
Investor C1	+7.64%	+6.64%	+11.74%	+11.74%	+6.65%	+6.65%
Class R	+8.00%	—	+12.09%	—	+6.99%	—
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index*	+7.62%	—	+12.37%	—	+6.27%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: BlackRock Shares, Institutional Shares, Service Shares, Investor A Shares, Investor B Shares and Investor C Shares, 11/19/98; and Investor B1 Shares, Investor C1 Shares and R Shares, 10/2/06. See “About Portfolios’ Performance” on pages 24-25 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
BlackRock	$1,000.00	$1,006.60	$3.22	$1,000.00	$1,021.75	$3.25
Institutional	$1,000.00	$1,006.30	$3.47	$1,000.00	$1,021.50	$3.50
Service	$1,000.00	$1,004.70	$5.13	$1,000.00	$1,019.82	$5.18
Investor A	$1,000.00	$1,004.60	$5.28	$1,000.00	$1,019.67	$5.33
Investor B	$1,000.00	$1,001.00	$8.83	$1,000.00	$1,016.07	$8.93
Investor B1	$1,000.00	$1,002.20	$7.58	$1,000.00	$1,017.33	$7.67
Investor C	$1,000.00	$999.60	$8.92	$1,000.00	$1,015.96	$9.04
Investor C1	$1,000.00	$1,001.90	$7.93	$1,000.00	$1,016.98	$8.02
Class R	$1,000.00	$1,003.50	$6.33	$1,000.00	$1,018.60	$6.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.64%, 0.69%, 1.02%, 1.05%, 1.76%, 1.51%, 1.78%, 1.58% and 1.26% for the BlackRock, Institutional, Service, Investor A, Investor B, Investor B1, Investor C, Investor C1 and R share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 26 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
BBB	2.4%
BB	27.6
B	45.8
CCC	17.1
Unrated	7.1

Portfolio Statistics[3]
Average maturity (years)	5.41
Modified Duration[2]	4.30

Top 10 Industries:(% of long-term investments)
Telecommunications	13.6%
Finance	12.6
Energy & Utilities	6.9
Oil & Gas	6.2
Broadcasting	5.2
Entertainment & Leisure	4.8
Manufacturing	4.2
Paper & Forest Products	4.0
Medical & Medical Services	3.8
Retail Merchandising	3.7

[1]	Using the higher of S&P’s or Moody’s rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and industries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	23

About Portfolios’ Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Portfolios included in this report, except for Enhanced Income and Low Duration Bond, which incur an initial sales charge of 3.00%. In addition, these shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00%. In addition, these shares are subject to a service fee of 0.10% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years. In addition, these shares are subject to a distribution fee of 0.30% per year and a service fee of 0.10% per year.

•

Investor C, C1 and C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively.

•

Class R Shares do not incur an initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. International Bond and High Yield Bond may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A and Investor A1 Shares) or the maximum contingent deferred sales charge (in the case of Investor B, Investor B1, Investor B2, Investor C, Investor C1 and Investor C2 Shares), and assumes the reinvestment of dividends and distributions.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

24	ANNUAL REPORT	SEPTEMBER 30, 2007

About Portfolios’ Performance (concluded)

The performance shown in the line graph is that of Institutional Shares and Investor A Shares of the Portfolios, except International Bond. The actual performance of Service, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares is lower than the performance of Institutional Shares because Service, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares is lower than the performance of Investor A Shares because Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R Shares have higher expenses than Investor A Shares. Purchasers of Investor A and Investor A1 Shares generally pay a front end sales charge, while purchasers of Investor B, Investor B1, Investor B2, Investor C, Investor C1, and Investor C2 Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

The performance shown in the line graph of International Bond is that of Service Shares and Investor A Shares of the Portfolio. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A shares. Purchasers of Investor A Shares generally pay a front end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Taxable Bond Portfolios (unaudited)

During the fiscal year ended September 30, 2007, the following Portfolio of BlackRock Funds II declared the following dividends from net realized capital gains:

	Short-term capital gain per share	Long-term capital gain per share
Inflation Protected Bond	$0.0188	$0.0076

Because the Portfolios’ fiscal year is not the calendar year, another notification will be sent with respect to the calendar year 2007. The amounts to be used by calendar year taxpayers on their U.S. federal income tax returns will be provided on Form 1099-DIV to be mailed in January 2008.

The following information is provided with respect to the ordinary income distributions paid for the fiscal year ended September 30, 2007:

Foreign Source Income

Month Paid:
October 2006 - September 2007
International Bond	100.00%

Interest Related Dividends for Non-U.S. Residents

	Month Paid:
	October 2006 - December 2006	January 2007 - September 2007
Enhanced Income	97.09%	97.22%
Low Duration Bond	95.91%	92.82%
Intermediate Government Bond	100.00%	95.34%
Intermediate Bond II	100.00%	94.46%
Total Return II	98.82%	100.00%
Government Income	96.30%	100.00%
Inflation Protected Bond	91.58%	85.38%
GNMA	94.40%	100.00%
Managed Income	94.52%	100.00%
International Bond	0.00%	100.00%
High Yield Bond	93.46%	98.59%

ANNUAL REPORT	SEPTEMBER 30, 2007	25

Disclosure of Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007. The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Trust Preferred Stocks — 3.1%
Banks — 1.1%
JPMorgan Chase Capital XXIII, Capital Securities
6.36%(b)	05/15/47	$170	$149,426
State Street Capital Trust IV, Capital Securities
6.69%(b)	06/15/37	160	144,800
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(b)(c)		35	38,012
USB Capital IX, Unsecured Notes
6.19%(b)(c)		100	100,066

			432,304

Finance — 1.5%
Bank of America Capital Trust XV, Capital Securities
6.38%(b)	06/01/56	175	159,416
Goldman Sachs Capital Trust II, Unsecured Notes
6.35%(b)(c)		195	177,085
Lehman Brothers Holdings, Inc., Capital Securities
6.37%(b)(c)		135	126,723
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	25	24,964
ZFS Finance (USA) Trust I, Unsecured Notes
6.15%(b)(d)	12/15/65	100	98,884

			587,072

Yankee — 0.5%
Finance — 0.5%
Credit Suisse (Guernsey), Unsecured Notes
6.25%(b)(c)(e)		220	215,103

TOTAL TRUST PREFERRED STOCKS (Cost $1,321,636)			1,234,479

Mortgage Pass-Throughs — 14.7%
Federal Home Loan Mortgage Corp. ARM
4.99%(b)	07/34-09/35	643	640,600
4.29%(b)	11/01/34	328	322,837
4.85%(b)	05/01/35	598	586,686
5.03%(b)	12/01/35	844	844,509
Federal National Mortgage Assoc.
7.50%	09/01/35	229	239,171
Federal National Mortgage Assoc. 30 Year TBA
6.00%	10/01/37	400	400,500
Federal National Mortgage Assoc. ARM
3.86%(b)	10/01/33	562	560,956
4.86%(b)	06/01/35	317	315,337
5.33%(b)	10/01/35	351	347,369
Government National Mortgage Assoc. I 30 Year TBA
6.00%	10/01/37	1,200	1,207,500
Government National Mortgage Assoc. II ARM
6.12%(b)	11/20/29	31	31,228
5.50%(b)	08/20/31	50	51,016
3.75%(b)	06/20/34	203	202,392

TOTAL MORTGAGE PASS-THROUGHS (Cost $5,753,623)			5,750,101

Collateralized Mortgage Obligations — 32.8%
Adjustable Rate Mortgage Trust, Series 04-4, Class 5A3
5.50%(b)	03/25/35	55	54,812
American Home Mortgage Assets, Series 05-1, Class 3A11
5.40%(b)	11/25/35	211	208,887
Banc of America Funding Corp., Series 04-C, Class 4A2
5.84%(b)	12/20/34	178	176,765
Bank of America Mortgage Securities, Inc., Series 06-B, Class 3A1
6.16%(b)	11/20/36	325	328,669
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1
5.48%(b)	01/25/35	157	154,404
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.50%(b)	11/25/34	197	196,242
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
5.22%(b)	10/25/34	111	112,548
Citigroup Mortgage Loan Trust, Inc., Series 05-2, Class 1A1
4.42%(b)	05/25/35	315	313,508
Countrywide Home Loans, Series 03-37, Class 2A1
4.24%(b)	09/25/33	343	341,167
Countrywide Home Loans, Series 04-29, Class 1A1
5.40%(b)	02/25/35	90	89,520
Credit Suisse First Boston Mortgage Securities Corp., Series 02-10, Class 2A1
7.50%	05/25/32	30	30,014
Credit Suisse First Boston Mortgage Securities Corp., Series 03-AR2, Class 3A1
5.21%(b)	02/25/33	282	281,579
Deutsche Alt-A Securities, Inc., Series 06-AF1, Class A1
5.21%(b)	04/25/36	117	117,182
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(f)	08/01/35	654	172,199
Federal Home Loan Mortgage Corp., Series 2485, Class AE
5.50%	08/15/17	463	466,057
Federal Home Loan Mortgage Corp., Series 3215, Class EP
5.38%	09/15/11	639	641,874
Federal National Mortgage Assoc., Series 93-188, Class K
6.00%	10/25/08	100	100,397
Federal National Mortgage Assoc., Series 02-39, Class FB
6.16%(b)	03/18/32	32	31,923

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	27

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Federal National Mortgage Assoc., Series 04-25, Class PA
5.50%	10/25/30	$72	$72,456
Federal National Mortgage Assoc., Series 04-36, Class BS
5.50%	11/25/30	99	99,446
Federal National Mortgage Assoc., Series 05-68, Class PB
5.75%	07/25/35	185	186,488
Federal National Mortgage Assoc., Series 05-84, Class XE
5.75%(b)	01/25/26	134	134,216
Federal National Mortgage Assoc., Series 05-84, Class XK
5.75%	08/25/23	76	75,864
Federal National Mortgage Assoc., Series 06-53, Class BA
6.00%	02/25/27	356	360,075
Federal National Mortgage Assoc., Series 06-60, Class LK
6.50%	07/25/36	312	316,587
Federal National Mortgage Assoc., Series 377, Class 2 (IO)
5.00%(f)	10/01/36	648	173,001
First Horizon Trust, Series 04-AR2, Class 2A1
4.58%(b)	05/25/34	533	529,440
Goldman Sachs Residential Mortgage Loan Trust, Series 04-11, Class 5A1
4.21%	09/25/34	217	219,141
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1
5.69%(b)	08/25/34	57	56,708
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 2A1
4.93%(b)	01/25/35	514	510,401
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1
4.55%(b)	09/25/35	427	424,512
GSAA Home Equity Trust, Series 04-8, Class A3A
5.50%(b)	09/25/34	88	88,116
Harborview Mortgage Loan Trust, Series 06-9, Class 2A1A
5.71%(b)	11/19/36	400	392,226
Homebanc Mortgage Trust, Series 05-4, Class A1
5.40%(b)	10/25/35	483	474,714
Impac Secured Assets Corp., Series 05-2, Class A2A
5.25%(b)	03/25/36	28	28,400
JPMorgan Mortgage Trust, Series 06-A2, Class 4A1
3.89%(b)	08/25/34	500	491,339
Mortgage IT Trust, Series 04-1, Class A1
5.52%(b)	11/25/34	266	263,180
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A
5.22%(b)	04/25/36	198	198,158
Residential Accredit Loans, Inc., Series 01-QS19, Class A1
6.00%	12/25/16	21	20,768
Sequoia Mortgage Trust, Series 04-1, Class A
5.68%(b)	02/20/34	169	167,055
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.43%(b)	09/25/34	136	135,842
Structured Mortgage Loan Trust, Series 04-3AC, Class A2
4.92%(b)	03/25/34	143	144,430
Washington Mutual Mortgage Loan Trust, Series 05-AR12, Class A6
4.83%(b)	10/25/35	475	471,894
Washington Mutual Mortgage Loan Trust, Series 05-AR5, Class A6
4.68%(b)	05/25/35	550	542,347
Washington Mutual Mortgage Loan Trust, Series 06-AR12, Class 1A4
6.07%(b)	10/25/36	390	393,185
Washington Mutual Mortgage Loan Trust, Series 07-OC1, Class A1
5.37%(b)	05/25/37	360	351,490
Wells Fargo Mortgage Backed Securities Trust, Series 04-3, Class A1
4.75%	04/25/19	313	301,867
Wells Fargo Mortgage Backed Securities Trust, Series 04-V, Class 1A2
3.84%(b)	10/25/34	637	628,952
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A1
5.64%(b)	07/25/36	340	339,751
Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 2A7
6.00%	07/25/37	474	477,994

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,813,734)			12,887,790

Commercial Mortgage Backed Securities — 14.3%
Banc of America Commercial Mortgage, Inc., Series 03-1, Class A1
3.88%	09/11/36	392	382,923
Bear Stearns Commercial Mortgage Securities, Series 00-WF, Class A1
7.11%	10/15/32	107	108,012
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	93	92,800
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	319	332,366
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C1, Class A1B
6.48%	05/17/40	239	240,192
Credit Suisse First Boston Mortgage Securities Corp., Series 00-C1, Class A1
7.32%	04/15/42	65	65,771
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	335	352,071
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	122	125,536

See accompanying notes to financial statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Commercial Mortgage Backed Securities (Continued)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	$326	$341,966
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class X2 (IO)
0.24%(d)(f)	05/10/40	5,583	13,844
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	337	338,380
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	01/15/10	69	69,071
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A2
4.57%(b)	06/15/29	535	531,615
Nationslink Funding Corp., Series 99, Class 1
6.32%	01/20/31	372	374,679
Nationslink Funding Corp., Series 99-2, Class E
6.32%(d)	06/20/31	500	503,240
Structured Asset Receivable Trust, Series 04-1
5.89%(b)(d)	04/21/11	410	409,113
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1
5.70%(b)	08/15/39	339	343,016
TIAA Retail Commercial LLC, Series 01-C1A, Class A4
6.68%(d)	09/19/09	365	374,094
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1
4.04%	02/15/35	344	338,369
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(d)	05/25/36	127	125,816
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.10%(d)(f)	05/25/36	3,317	136,695

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $5,684,553)			5,599,569

Asset Backed Securities — 13.8%
Aames Mortgage Investment Trust, Series 06-1, Class A1
5.19%(b)	04/25/36	104	103,941
Ace Securities Corp., Series 06-HE3, Class A2A
5.18%(b)(g)	06/25/36	168	167,650
Bear Stearns, Inc., Series 05-HE12, Class 1A1
5.23%(b)	12/25/35	109	108,584
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.22%(b)	01/25/30	104	103,608
Bear Stearns, Inc., Series 06-HE3, Class A1
5.21%(b)	04/25/36	220	219,140
Bear Stearns, Inc., Series 06-PC1, Class A1
5.21%(b)	01/25/29	55	55,178
Bear Stearns, Inc., Series 07-HE1, Class 1A1
5.25%(b)	02/25/37	138	136,693
BMW Vehicle Owner Trust, Series 05-A, Class A3
4.04%	02/25/09	78	77,897
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(d)	01/20/09	361	361,228
Carrington Mortgage Loan Trust, Series 06-OPT1, Class A1
5.20%(b)	02/25/29	37	36,953
Centex Home Equity Loan Trust, Series 06-A, Class AV1
5.18%(b)	06/25/36	111	110,884
Chase Credit Card Master Trust, Series 02-7, Class A
5.87%(b)	02/15/10	350	350,050
Citigroup Mortgage Loan Trust, Inc., Series 06-HE1, Class A1
5.19%(b)	01/25/36	26	26,051
Countrywide Certificates, Series 05-16, Class 4AV1
5.23%(b)	07/25/26	43	42,797
Discover Card Master Trust I, Series 01-1, Class A
5.97%(b)	01/15/08	500	500,391
Fieldstone Mortgage Investment Corp., Series 05-3, Class 2A1
5.25%(b)	02/25/36	98	97,382
First Franklin Mortgage Loan Trust, Series 06-FF3, Class A2A
5.21%(b)	02/25/36	172	171,498
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	37	36,611
Ford Credit Auto Owner Trust, Series 05-B, Class A3
4.17%	01/15/09	78	78,065
Ford Credit Auto Owner Trust, Series 06-C, Class A2A
5.29%	12/15/09	340	340,068
Ford Credit Auto Owner Trust, Series 06-C, Class A2B
5.63%(b)	12/15/09	340	339,688
Green Tree Financial Corp., Series 99-1, Class A5
6.11%	09/01/23	143	143,804
GSAA Home Equity Trust, Series 06-2N, Class N
6.00%(d)(h)	12/25/35	20	13,273
Honda Auto Receivables Owner Trust, Series 05-1, Class A3
3.53%	10/21/08	23	23,134
Long Beach Mortgage Loan Trust, Series 06-2, Class 2A1
5.20%(b)	03/25/36	48	48,172
Master Asset Backed Securities Trust, Series 06-FRE1, Class A1
5.20%(b)	12/25/35	78	78,116
Morgan Stanley Capital I, Inc., Series 07-NC2, Class A2A
5.24%(b)	02/25/37	384	380,663
New Century Home Equity Loan Trust, Series 05-C, Class A2A
5.21%(b)	12/25/35	22	22,068
Nissan Auto Receivables Owner Trust, Series 05-A, Class A3
3.54%	10/15/08	1	800

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	29

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities (Continued)
Novastar Home Equity Loan, Series 06-2, Class A2A
5.18%(b)	06/25/36	$78	$78,388
Option One Mortgage Loan Trust, Series 01-4, Class A
5.73%(b)	01/25/32	10	9,830
Soundview Home Equity Loan Trust, Series 07-NS1, Class A1
5.62%(b)	01/25/37	257	255,266
Structured Asset Investment Loan Trust, Series 05-10, Class A3
5.22%(b)	12/25/35	80	80,159
Structured Asset Investment Loan Trust, Series 06-2, Class A1
5.19%(b)	04/25/36	144	143,523
Structured Asset Investment Loan Trust, Series 06-BNC1, Class A2
5.20%(b)	03/25/36	110	109,388
Structured Asset Securities Corp., Series 06-BC1, Class A3
5.19%(b)	03/25/36	152	151,334
USAA Auto Owner Trust, Series 05-1, Class A3
3.90%	07/15/09	77	76,465
Washington Mutual Certificates, Series 07-HY1, Class A1
5.22%(b)	02/25/37	332	331,053

TOTAL ASSET BACKED SECURITIES (Cost $5,428,741)			5,409,793

Corporate Bonds — 9.1%
Banks — 0.8%
Wachovia Corp., Unsecured Notes
5.81%(b)	03/15/11	70	69,455
Wells Fargo & Co., Unsecured Notes
5.45%(b)	01/24/12	250	247,543

			316,998

Computer Software & Services — 0.2%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	75	74,833

Energy & Utilities — 1.2%
Energy East Corp., Senior Unsecured Notes
6.75%	06/15/12	200	210,066
TXU Electric Delivery Co., Unsecured Notes
5.72%(b)(d)	09/16/08	245	242,508

			452,574

Entertainment & Leisure — 0.4%
Time Warner Cable, Inc., Unsecured Notes
5.40%(d)	07/02/12	150	148,155

Finance — 3.3%
General Electric Capital Corp., Senior Unsecured Notes
5.00%	12/01/10	525	526,164
Household Finance Corp., Unsecured Notes
4.12%	12/15/08	150	148,375
Lehman Brothers Holdings, Inc., Unsecured Notes
5.64%(b)	05/25/10	210	204,691
Morgan Stanley, Senior Notes
5.61%(b)	01/09/12	50	48,982
5.63%	01/09/12	350	352,770

			1,280,982

Food & Agriculture — 0.1%
Kraft Foods, Inc., Senior Unsecured Notes
5.62%(b)	08/11/10	60	60,962

Insurance — 0.2%
Metropolitan Life Global Funding, Inc., Unsecured Notes
2.60%(d)	06/19/08	75	73,589

Oil & Gas — 0.2%
Anadarko Petroleum Corp., Senior Unsecured Notes
6.09%(b)	09/15/09	100	99,422

Real Estate — 0.4%
AvalonBay Communities, Inc., Senior Unsecured Notes (REIT)
8.25%	07/15/08	140	143,307

Retail Merchandising — 0.0%
Federated Department Stores, Inc., Senior Unsecured Notes
6.63%	09/01/08	25	25,193

Telecommunications — 0.6%
Lenfest Communications, Inc., Senior Notes
7.62%	02/15/08	125	126,031
Verizon Communications, Inc., Unsecured Notes
5.41%(b)	04/03/09	115	115,079

			241,110

Transportation — 0.3%
Union Pacific Corp., Senior Unsecured Notes
5.75%	10/15/07	75	75,007
Union Pacific Corp., Unsecured Notes
6.79%	11/09/07	50	50,059

			125,066

Yankee — 1.4%
Banks — 0.5%
Glitnir Banki HF (Iceland), Unsecured Notes
5.63%(b)(d)(e)	04/20/10	200	196,109

Energy & Utilities — 0.4%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(b)(e)	04/09/09	150	149,475

Telecommunications — 0.5%
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
5.98%(e)	06/20/11	75	76,305

See accompanying notes to financial statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Corporate Bonds (Continued)
Yankee (Continued)
Telecommunications (Continued)
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.78%(b)(e)	02/27/12	$125		$123,514

				199,819

TOTAL CORPORATE BONDS (Cost $3,608,436)				3,587,594

		Par/Shares (000)
Short Term Investments — 17.3%
Atlantic Asset Securitization Corp.
5.30%(i)	10/11/07	1,100		1,098,380
Clipper Receivables Co. LLC
5.30%(i)	10/09/07	1,100		1,098,704
Federal Home Loan Bank, Discount Notes
3.75%(i)	10/01/07	2,000		2,000,000
Thames Asset Global Securitization Corp.
5.25%(i)	10/04/07	1,100		1,099,519
Galileo Money Market Fund,
4.72%(j)		1,474		1,473,939

TOTAL SHORT TERM INVESTMENTS (Cost $6,770,542)				6,770,542

		Number of Contracts
Call Options Purchased — 0.0%
U.S. Dollar versus Korean Won, Strike Price 935 KRW, Expires 01/31/08		48		1,138
U.S. Dollar versus Korean Won, Strike Price 935 KRW, Expires 01/31/08		48		1,137

TOTAL CALL OPTIONS PURCHASED (Cost $4,301)				2,275

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 105.1% (Cost $41,385,566)				41,242,143

		Par (000)
Affiliated Investments — 1.6%
Asset Backed Securities — 0.2%
Merrill Lynch Mortgage Investors Trust, Series 05-FF6, Class N1
4.50%(d)	03/25/36	$90		81,434

Collateralized Mortgage Obligations — 1.2%
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2
4.23%(b)	08/25/34	368		366,152
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A
5.44%(b)	11/25/29	104		102,667

				468,819

Commercial Mortgage Backed Securities — 0.2%
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)
1.53%(d)(f)	07/12/34	1,990		52,073

TOTAL AFFILIATED INVESTMENTS (Cost $603,843)				602,326

TOTAL INVESTMENTS BEFORE OUTSTANDING SWAPTIONS WRITTEN — 106.7% (Cost $41,989,409(a))				41,844,469

		Number of Contracts
Call Swaption Written — 0.0%
Deutsche Bank, Strike Rate 4.960%, Expires 05/12/08
(Premiums received $9,500)		(80	)(k)	(10,792)

Put Swaption Written — (0.1)%
Deutsche Bank, Strike Rate 5.460%, Expires 05/12/08
(Premiums received $9,500)		(80	)(k)	(11,887)

TOTAL SWAPTIONS WRITTEN — (0.1)%
(Premiums received $19,000)				(22,679)

TOTAL INVESTMENTS NET OF OUTSTANDING SWAPTIONS WRITTEN — 106.6% (Cost $41,989,409)				41,821,790
LIABILITIES IN EXCESS OF OTHER ASSETS — (6.6)%				(2,592,074)

NET ASSETS — 100.0%				$39,229,716

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	31

Schedule of Investments (concluded)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $41,990,916. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$187,424
Gross unrealized depreciation	(333,871)

$(146,447)

(b)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(c)	The security is a perpetual bond and has no stated maturity date.
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 7.2% of its net assets, with a current market value of $2,830,055, in securities restricted as to resale.

(e)	U.S. dollar denominated security issued by foreign domiciled entity.
(f)	The rate shown is the effective yield as of September 30, 2007.
(g)

Security, or a portion thereof, pledged as collateral with a value of $60,964 on 60 short U.S. Treasury Note futures contracts and 12 long Euro-Bobl futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $11,561,057, with an unrealized loss of $18,204 (including commissions of $40).

(h)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $ 13,273, which represents less than 0.1% of net assets.

(i)	The rate shown is the effective yield at the time of purchase.
(j)	Represents current yield as of September 30, 2007.
(k)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Trust Preferred Stocks — 3.3%
Banks — 1.0%
JPMorgan Chase Capital XXIII, Capital Securities
6.36%(b)(c)	05/15/47	$5,140		$4,517,942
State Street Capital Trust IV, Capital Securities
6.69%(b)	06/15/37	4,500		4,072,491
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(b)(d)		1,010		1,096,924
USB Capital IX, Unsecured Notes
6.19%(b)(d)		1,025		1,025,680

				10,713,037

Finance — 1.8%
Bank of America Capital Trust XV, Capital Securities
6.38%(b)	06/01/56	4,705		4,286,001
Goldman Sachs Capital Trust II, Unsecured Notes
6.35%(b)(d)		5,305		4,817,630
Lehman Brothers Holdings, Inc., Capital Securities
6.37%(b)(d)		3,710		3,482,529
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	1,250		1,248,205
ZFS Finance (USA) Trust I, Unsecured Notes
6.15%(b)(e)	12/15/65	2,900		2,867,633
ZFS Finance (USA) Trust IV, Unsecured Notes
5.88%(b)(e)	05/09/32	3,345		3,233,511

				19,935,509

Yankee — 0.5%
Finance — 0.5%
Credit Suisse (Guernsey), Unsecured Notes
6.25%(b)(c)(f)		6,095		5,959,325

TOTAL TRUST PREFERRED STOCKS (Cost $39,127,503)				36,607,871

U.S. Government & Agency Obligation — 0.0%
Small Business Administration Participation Certificates, Series 97, Class A
6.10%(b)(e)
(Cost $444,316)	08/15/22	452		451,722

Mortgage Pass-Throughs — 20.6%
Federal Home Loan Mortgage Corp. ARM
7.66%(b)	05/01/15	173		174,831
7.03%(b)	01/01/16	48		49,530
6.88%(b)	01/01/19	447		449,980
7.18%(b)	09/01/19	379		385,304
6.90%(b)	03/01/20	314		317,523
7.15%(b)	06/01/20	2,154		2,209,497
7.19%(b)	10/01/23	324		329,245
7.01%(b)	08/01/31	216		216,431
5.03%(b)	08/32-12/35	22,335		22,346,085
4.99%(b)	07/01/34	884		887,759
5.20%(b)	07/01/34	1,276		1,300,354
4.29%(b)	11/01/34	11,774		11,586,110
Federal Home Loan Mortgage Corp. Gold
4.00%	09/01/08	3,124		3,082,508
8.25%	06/01/09	0	(g)	7
4.50%	04/01/10	3,298		3,257,981
7.00%	11/15-12/16	1,018		1,055,195
6.50%	06/16-09/30	4,780		4,900,765
6.00%	11/01/33	1,811		1,819,958
Federal National Mortgage Assoc.
6.50%	11/08-04/31	799		818,211
5.50%	02/09-07/37	24,032		24,019,189
6.00%	02/09-02/17	863		874,408
7.00%	03/15-07/32	4,079		4,227,260
7.50%	04/15-09/35	8,347		8,715,599
5.00%	02/17-04/21	5,028		4,943,992
4.00%	07/01/19	6,642		6,258,922
8.00%	11/30-05/32	899		947,765
Federal National Mortgage Assoc. 1 Year CMT
7.11%(b)	09/01/29	28		28,400
7.49%(b)	12/01/30	326		328,178
6.75%(b)	12/01/31	617		625,091
5.46%(b)	08/01/32	1,025		1,047,188
5.62%(b)	01/01/33	1,984		2,030,753
Federal National Mortgage Assoc. 30 Year TBA
6.00%	10/01/37	9,000		9,011,250
5.50%	10/11/37	400		391,750
Federal National Mortgage Assoc. ARM
6.78%(b)	12/01/18	699		701,220
6.62%(b)	12/01/21	292		292,301
7.09%(b)	12/01/21	248		250,458
4.74%(b)	09/01/32	1,271		1,277,961
6.73%(b)	07/01/33	1,352		1,362,326
4.05%(b)	10/01/33	840		832,396
4.27%(b)	01/01/34	572		568,455
4.00%(b)	04/01/34	931		914,972
3.92%(b)	05/01/34	13,136		12,927,830
4.54%(b)	02/01/35	18,892		18,822,144
4.86%(b)	06/01/35	10,691		10,631,099
5.27%(b)	09/01/35	1,404		1,394,174
5.10%(b)	11/01/35	2,891		2,878,287
5.14%(b)	11/01/35	1,705		1,698,137
6.19%(b)	04/01/40	1,610		1,663,572
Government National Mortgage Assoc. I
6.00%	12/08-02/11	198		199,298
6.50%	06/15/09	107		107,484
Government National Mortgage Assoc. I 30 Year TBA
6.00%	10/01/37	33,400		33,608,750
Government National Mortgage Assoc. II ARM
4.75%(b)	05/20/34	8,869		8,827,562
3.75%(b)	06/20/34	13,049		12,987,557

TOTAL MORTGAGE PASS-THROUGHS (Cost $231,351,951)				230,583,002

Collateralized Mortgage Obligations — 29.1%
American Home Mortgage Assets, Series 05-1, Class 3A11
5.40%(b)	11/25/35	5,594		5,535,516
See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	33

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Banc of America Funding Corp., Series 06-7, Class 1A1
5.96%(b)	09/25/36	$8,376	$8,194,092
Banc of America Funding Corp., Series 06-I, Class 1A1
4.58%(b)	12/20/36	8,506	8,409,467
Bank of America Mortgage Securities, Inc., Series 06-B, Class 3A1
6.16%(b)	11/20/36	9,529	9,634,107
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.50%(b)	11/25/34	5,266	5,254,922
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
5.22%(b)	10/25/34	6,001	6,074,298
Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 1A5A
5.81%	07/01/36	12,325	12,381,069
Countrywide Alternative Loan Trust, Series 05-CB, Class 2A3
5.50%	07/25/35	9,098	9,089,500
Countrywide Home Loans, Series 03-37, Class 2A1
4.24%(b)	09/25/33	8,413	8,377,551
Countrywide Home Loans, Series 04-29, Class 1A1
5.40%(b)	02/25/35	1,673	1,670,343
Credit Suisse First Boston Mortgage Securities Corp., Series 03-AR2, Class 3A1
5.21%(b)	02/25/33	11,249	11,222,916
Deutsche Alt-A Securities, Inc., Series 06-AF1, Class A1
5.21%(b)	04/25/36	2,846	2,839,936
Federal Home Loan Mortgage Corp. Strip Notes, Series 19, Class F
5.94%(b)	06/01/28	1,242	1,234,730
Federal Home Loan Mortgage Corp., Series 1165, Class LD
7.00%	11/15/21	1,219	1,216,426
Federal Home Loan Mortgage Corp., Series 231 (IO)
5.50%(h)	08/01/35	9,203	2,379,179
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(h)	08/01/35	19,578	5,155,217
Federal Home Loan Mortgage Corp., Series 2391, Class QG
5.50%	12/15/16	8,004	8,114,450
Federal Home Loan Mortgage Corp., Series 3215, Class EP
5.38%	09/15/11	14,800	14,855,900
Federal Home Loan Mortgage Corp., Series 3303, Class SG (IO)
0.35%(h)	04/15/37	36,274	1,747,406
Federal Home Loan Mortgage Corp., Series 3309, Class SA (IO)
0.00%(h)	04/15/37	19,312	890,114
Federal National Mortgage Assoc., Series 93-188, Class K
6.00%	10/25/08	2,656	2,663,475
Federal National Mortgage Assoc., Series 97-20, Class FB
5.51%(b)	03/25/27	1,724	1,700,464
Federal National Mortgage Assoc., Series 01-60, Class JZ
6.00%	03/25/31	94	93,725
Federal National Mortgage Assoc., Series 02-57, Class ND
5.50%	09/25/17	6,447	6,529,928
Federal National Mortgage Assoc., Series 03-17, Class QR
4.50%	11/25/25	5,122	5,102,455
Federal National Mortgage Assoc., Series 05-84, Class XK
5.75%	08/25/23	4,011	4,008,148
Federal National Mortgage Assoc., Series 06, Class WA
6.00%	05/25/28	8,124	8,210,435
Federal National Mortgage Assoc., Series 07-32, Class SG (IO)
0.97%(h)	04/25/37	57,893	2,815,463
Federal National Mortgage Assoc., Series 354, Class 2 (IO)
5.50%(h)	12/01/34	7,870	2,025,031
Federal National Mortgage Assoc., Series 377, Class 2 (IO)
5.00%(h)	10/01/36	5,926	1,581,723
General Motors Acceptance Corp. Mortgage Corp. Loan Trust, Series 03-J10, Class A1
4.75%	01/25/19	11,276	10,978,076
Goldman Sachs Mortgage Securities Corp. II, Series 00-1, Class A
5.85%(b)(e)	06/20/24	347	345,828
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1
5.69%(b)	08/25/34	7,399	7,406,047
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1
4.55%(b)	09/25/35	10,374	10,314,334
Goldman Sachs Residential Mortgage Loan Trust, Series 07-AR1, Class 2A1
6.01%(b)	03/25/37	11,277	11,379,428
Impac Secured Assets Corp., Series 05-2, Class A2A
5.25%(b)	03/25/36	727	726,407
JPMorgan Mortgage Trust, Series 06-A2, Class 4A1
3.89%(b)	08/25/34	11,933	11,730,722
Mortgage IT Trust, Series 04-1, Class A1
5.52%(b)	11/25/34	8,632	8,527,763
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A
5.22%(b)	04/25/36	4,719	4,711,752
Residential Accredit Loans, Inc., Series 01-QS19, Class A1
6.00%	12/25/16	54	53,675
Structured Asset Receivables Trust, Series 03-1
5.96%(b)(e)(i)	01/21/10	9,952	9,926,655
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.43%(b)	09/25/34	1,516	1,513,977
Structured Mortgage Loan Trust, Series 04-3AC, Class A2
4.92%(b)	03/25/34	8,080	8,160,315
Washington Mutual Mortgage Loan Trust, Series 05-AR12, Class A6
4.83%(b)	10/25/35	11,500	11,424,805
Washington Mutual Mortgage Loan Trust, Series 06-AR12, Class 1A4
6.07%(b)	10/25/36	11,289	11,382,901

See accompanying notes to financial statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Washington Mutual Mortgage Securities Corp., Series 02-AR1, Class IA1
7.49%(b)	11/25/30	$324	$322,829
Washington Mutual Mortgage Securities Corp., Series 02-AR19, Class A8
4.56%(b)	02/25/33	464	462,939
Wells Fargo Mortgage Backed Securities Trust, Series 04-3, Class A1
4.75%	04/25/19	15,599	15,043,016
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A1
5.64%(b)	07/25/36	15,018	14,991,494
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR8, Class 2A1
5.24%(b)	04/01/36	13,067	13,045,392
Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 2A7
6.00%	07/25/37	13,495	13,612,859

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $320,948,338)			325,069,200

Commercial Mortgage Backed Securities — 16.7%
Capco America Securitization Corp., Series 98-D7, Class A1B
6.26%	10/15/30	1,862	1,875,207
Capco America Securitization Corp., Series 98-D7, Class PS1 (IO)
1.42%(e)(h)	10/15/30	30,698	329,283
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2
7.44%	08/15/31	7,649	7,925,690
Citigroup Commercial Mortgage Trust, Series 05-EMG, Class A1
4.15%(e)	09/20/51	2,589	2,564,477
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4
5.89%(b)	12/10/49	14,000	14,153,097
Commercial Capital Access One, Inc., Series 3A, Class A2
6.62%(e)	11/15/28	4,408	4,482,110
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	3,008	3,005,674
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	8,474	8,837,014
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2
6.30%	11/11/30	7,510	7,573,947
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	8,016	8,421,169
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1
3.31%	02/25/32	1,650	1,540,935
Federal National Mortgage Assoc., Series 06-M2, Class A1A
4.86%(b)	07/01/16	7,552	7,588,427
First Union-Chase Commercial Mortgage Trust, Series 99-C2, Class A2
6.64%	04/15/09	13,244	13,461,120
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	6,902	7,121,649
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	8,963	8,993,504
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO)
0.70%(e)(h)	01/10/40	161,053	2,904,793
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-FL1A, Class A2
5.77%(b)	04/16/19	210	209,284
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-CB20, Class A4
5.79%	02/12/49	6,685	6,750,780
JPMorgan Mortgage Trust, Series 07-A1, Class 2A1
4.76%(b)	07/25/35	13,430	13,338,763
JPMorgan Mortgage Trust, Series 07-A1, Class 4A1
4.07%(b)	07/25/35	12,351	12,168,765
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	01/15/10	1,859	1,861,078
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C3, Class XCP (IO)
1.18%(e)(h)	02/15/37	35,053	657,248
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C5, Class XCP (IO)
0.68%(e)(h)	04/15/37	97,754	1,537,929
Mortgage Capital Funding, Inc., Series 98-MC1, Class X (IO)
0.66%(h)	03/18/30	35,007	40,668
Nationslink Funding Corp., Series 99, Class 1
6.32%	01/20/31	9,102	9,177,672
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1
5.70%(b)	08/15/39	10,745	10,878,520
TIAA Retail Commercial LLC, Series 01-C1A, Class A4
6.68%(e)	09/19/09	8,510	8,722,033
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1
4.04%	02/15/35	7,724	7,587,536
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4
5.93%(b)	05/15/43	6,025	6,134,602
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(e)	05/25/36	3,388	3,360,145
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.10%(e)(h)	05/25/36	79,429	3,272,939

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $188,197,464)			186,476,058

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	35

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities — 15.3%
Amresco Independence Funding, Inc., Series 99-1, Class A
5.25%(b)(e)	06/15/20	$3,363	$3,340,750
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.22%(b)	01/25/30	2,521	2,510,765
Bear Stearns, Inc., Series 06-PC1, Class A1
5.21%(b)	01/25/29	1,377	1,373,750
BMW Vehicle Owner Trust, Series 05-A, Class A3
4.04%	02/25/09	1,909	1,906,790
Business Loan Express, Inc., Series 98-1, Class A
7.25%(b)(e)	01/15/25	884	869,319
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%	07/15/09	5,457	5,435,680
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(e)	01/20/09	9,604	9,602,650
Countrywide Certificates, Series 05-16, Class 4AV1
5.23%(b)	07/25/26	1,117	1,115,226
DaimlerChrysler Auto Trust, Series 06, Class A3
5.33%	08/08/10	10,119	10,128,606
Discover Card Master Trust I, Series 01-1, Class A
5.97%(b)	01/15/08	14,325	14,336,209
Fieldstone Mortgage Investment Corp., Series 05-3, Class 2A1
5.25%(b)	02/25/36	3,448	3,438,813
First Franklin Mortgage Loan Trust, Series 06-FF3, Class A2A
5.21%(b)	02/25/36	3,754	3,746,604
Ford Credit Auto Owner Trust, Series 05, Class A4
4.36%	06/15/10	15,825	15,686,354
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	681	680,861
Ford Credit Auto Owner Trust, Series 06, Class A4
5.07%	12/15/10	11,925	11,916,136
Ford Credit Auto Owner Trust, Series 06-B, Class A3
5.26%	10/15/10	12,575	12,581,696
Green Tree Financial Corp., Series 93-4, Class A5
7.05%	01/15/19	1,146	1,175,132
Green Tree Financial Corp., Series 95-5, Class M1
7.65%	09/15/26	600	623,334
Green Tree Financial Corp., Series 96-8, Class A6
7.60%	10/15/27	2,675	2,779,498
Green Tree Financial Corp., Series 99-1, Class A5
6.11%	09/01/23	3,568	3,595,099
GSAA Home Equity Trust, Series 04-11, Class 2A2
5.32%(b)	12/25/34	4,380	4,357,002
GSAA Home Equity Trust, Series 06-8N, Class N1
6.00%(e)(j)	10/26/36	758	719,937
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A
5.81%(b)	11/19/35	9,156	8,988,743
Heller Financial Commercial Mortgage Asset Corp., Series 98-1, Class A
5.87%(b)(e)	07/15/24	1,894	1,704,909
Honda Auto Receivables Owner Trust, Series 04-3, Class A3
2.91%	10/20/08	1,130	1,128,265
Honda Auto Receivables Owner Trust, Series 05-4, Class A3
4.46%	05/21/09	5,425	5,407,603
Indymac Residential Trust, Series 06-B, Class 2A1
5.19%(b)	06/25/36	32	31,663
Long Beach Mortgage Loan Trust, Series 06-2, Class 2A1
5.20%(b)	03/25/36	1,082	1,081,046
Master Asset Backed Securities Trust, Series 06-FRE1, Class A1
5.20%(b)	12/25/35	1,712	1,708,779
New Century Home Equity Loan Trust, Series 05-C, Class A2A
5.21%(b)	12/25/35	584	583,575
Nissan Auto Receivables Owner Trust, Series 05-B, Class A3
3.99%	07/15/09	6,380	6,346,829
PMC Capital LP, Series 98-1, Class A
7.25%(b)(e)	04/01/21	2,395	2,340,653
Securitized Asset Backed Receivables LLC, Series 06-FR3, Class A1
5.18%(b)	05/25/36	3,455	3,439,749
Structured Asset Investment Loan Trust, Series 05-10, Class A3
5.22%(b)	12/25/35	2,111	2,106,001
Structured Asset Investment Loan Trust, Series 06-BNC1, Class A2
5.20%(b)	03/25/36	2,396	2,388,299
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A2
5.45%(b)	07/25/22	9,550	9,506,166
SWB Loan-Backed Certificates, Series 98-1, Class AV
6.00%(b)(e)	09/15/24	2,448	2,352,416
USAA Auto Owner Trust, Series 05-1, Class A3
3.90%	07/15/09	2,043	2,035,144
USAA Auto Owner Trust, Series 05-2, Class A3
4.00%	12/15/09	8,386	8,340,893

TOTAL ASSET BACKED SECURITIES (Cost $172,081,263)			171,410,944

Collateralized Debt Obligation — 0.0%
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A
6.25%(b)(e)
(Cost $565,882)	01/15/24	570	564,312

See accompanying notes to financial statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds — 9.8%
Banks — 2.0%
Wells Fargo & Co., Senior Unsecured Notes
5.79%(b)	09/15/09	$22,515	$22,494,601

Computer & Office Equipment — 0.2%
IBM Corp., Unsecured Notes
5.70%	09/14/17	2,745	2,759,381

Computer Software & Services — 0.1%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	1,700	1,696,221

Energy & Utilities — 1.3%
TXU Energy Co. LLC, Unsecured Notes
6.19%(b)(e)	09/16/08	14,015	14,036,121

Finance — 1.8%
Household Finance Corp., Unsecured Notes
4.12%	12/15/08	4,375	4,327,614
Lehman Brothers Holdings, Inc., Unsecured Notes
5.64%(b)	05/25/10	5,520	5,380,438
Morgan Stanley, Senior Notes
5.61%(b)	01/09/12	1,850	1,812,340
5.63%	01/09/12	9,104	9,176,049

			20,696,441

Food & Agriculture — 0.2%
Kraft Foods, Inc., Senior Unsecured Notes
5.62%(b)	08/11/10	1,795	1,823,770

Oil & Gas — 0.4%
Anadarko Petroleum Corp., Senior Unsecured Notes
6.09%(b)(c)	09/15/09	4,175	4,150,881

Real Estate — 0.4%
AvalonBay Communities, Inc., Senior Unsecured Notes (REIT)
8.25%	07/15/08	3,945	4,038,173

Retail Merchandising — 0.1%
Federated Department Stores, Inc., Senior Unsecured Notes
6.63%	09/01/08	800	806,183

Telecommunications — 0.7%
Lenfest Communications, Inc., Senior Notes
7.62%	02/15/08	3,850	3,881,747
Qwest Corp., Unsecured Notes
8.88%	03/15/12	335	365,569
Verizon Communications, Inc., Unsecured Notes
5.41%(b)	04/03/09	3,055	3,057,117

			7,304,433

Transportation — 0.3%
Union Pacific Corp., Senior Unsecured Notes
5.75%	10/15/07	2,025	2,025,180
Union Pacific Corp., Unsecured Notes
6.79%	11/09/07	1,775	1,777,093

			3,802,273

Yankee — 2.3%
Banks — 0.5%
Glitnir Banki HF (Iceland), Unsecured Notes
5.63%(b)(e)(f)	04/20/10	5,225	5,123,353

Energy & Utilities — 0.4%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(b)(f)	04/09/09	4,000	3,985,984

Finance — 0.8%
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(f)	01/15/08	9,315	9,286,393

Telecommunications — 0.6%
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(f)	09/15/10	2,325	2,482,635
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.78%(b)(f)	02/27/12	4,535	4,481,061

			6,963,696

TOTAL CORPORATE BONDS (Cost $109,460,076)			108,967,904

Foreign Bonds — 0.8%
Canada — 0.4%
Province of Manitoba, Senior Unsecured Notes (NZD)
6.38%	09/01/15	1,300	918,858
Province of Ontario, Unsecured Notes (NZD)
6.25%	06/16/15	4,540	3,171,519

			4,090,377

France — 0.4%
France Government Bonds (EUR)
3.75%	04/25/17	3,525	4,769,047

TOTAL FOREIGN BONDS (Cost $8,655,920)			8,859,424

		Par/Shares (000)
Short Term Investments — 8.0%
Federal Home Loan Bank, Discount Notes
3.75%(k)	10/01/07	22,000	22,000,000
Federal Home Loan Bank, Discount Notes
4.57%(k)	10/03/07	26,900	26,893,170
Federal Home Loan Bank, Discount Notes
4.68%(k)	10/15/07	32,000	31,941,760
Galileo Money Market Fund,		8,191	8,191,027

4.72%(l)
TOTAL SHORT TERM INVESTMENTS (Cost $89,025,957)			89,025,957

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	37

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

		Number of Contracts		Value
Call Options Purchased — 0.0%
U.S. Dollar versus Korean Won, Strike Price 935 KRW, Expires 01/31/08		1,367		$32,398
U.S. Dollar versus Korean Won, Strike Price 935 KRW, Expires 01/31/08		1,367		32,398

TOTAL CALL OPTIONS PURCHASED (Cost $122,483)				64,796

Call Swaptions Purchased — 0.3%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		4,760	(m)	1,871,156
Deutsche Bank, Strike Rate 5.205%, Expires 03/01/16		3,290	(m)	1,069,668

TOTAL CALL SWAPTIONS PURCHASED (Cost $3,424,505)				2,940,824

Put Options Purchased — 0.0%
December Euro-dollar futures, Strike Price $94.625, Expires 12/17/07		309		19,313
December Euro-dollar futures, Strike Price $94.875, Expires 12/17/07		309		56,006

TOTAL PUT OPTIONS PURCHASED (Cost $71,409)				75,319

Put Swaptions Purchased — 0.4%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		4,760	(m)	2,525,656
Deutsche Bank, Strike Rate 5.205%, Expires 03/01/16		3,290	(m)	2,035,612

TOTAL PUT SWAPTIONS PURCHASED (Cost $3,424,505)				4,561,268

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 104.3% (Cost $1,166,901,572)				1,165,658,601

	Maturity	Par (000)
Affiliated Investments — 0.9%
Collateralized Mortgage Obligations — 0.9%
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2
4.23%(b)	08/25/34	$9,134		9,084,350
Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A
6.13%(b)	03/15/25	875		838,116

				9,922,466

Commercial Mortgage Backed Securities — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42
7.43%	09/01/22	5		5,048

TOTAL AFFILIATED INVESTMENTS (Cost $9,800,034)				9,927,514

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTION AND SWAPTIONS WRITTEN — 105.2% (Cost $1,176,701,606(a))				1,175,586,115

		Number of Contracts
Call Swaptions Written — (0.1)%
Deutsche Bank, Strike Rate 4.960%, Expires 05/12/08		(2,070	)(m)	(279,229)
Deutsche Bank, Strike Rate 5.480%, Expires 10/26/09		(2,480	)(m)	(934,005)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $1,175,812)				(1,213,234)

Put Option Written — 0.0%
December Euro-dollar futures, Strike Price $94.75, Expires 12/17/07
(Premiums received $59,915)		(618)		(65,662)

Put Swaptions Written — (0.2)%
Deutsche Bank, Strike Rate 3.250%, Expires 06/19/08		(1,990	)(m)	(959,920)
Deutsche Bank, Strike Rate 5.460%, Expires 05/12/08		(2,070	)(m)	(307,584)
Deutsche Bank, Strike Rate 5.480%, Expires 10/26/09		(2,480	)(m)	(885,811)
Deutsche Bank, Strike Rate 5.765%, Expires 06/19/08		(1,990	)(m)	(187,098)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $2,469,313)				(2,340,413)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (0.3)%
(Premiums received $3,705,040)				(3,619,309)

TOTAL INVESTMENTS NET OF OUTSTANDING OPTION AND SWAPTIONS WRITTEN — 104.9% (Cost $1,176,701,606)				1,171,966,806
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.9)%				(54,461,450)

NET ASSETS — 100.0%				$1,117,505,356

See accompanying notes to financial statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $1,176,749,873. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$8,425,667
Gross unrealized depreciation	(9,589,425)

$(1,163,758)

(b)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(c)

Security, or a portion thereof, pledged as collateral with a value of $3,054,084 on 438 short U.S. Treasury Note futures contracts, 1,157 long U.S. Treasury Note futures contracts, 24 short U.S. Treasury Bond futures contracts, 103 short Euro- dollar futures contracts, 109 long Euro-Bund futures contracts and 79 long Euro-Bobl futures contracts expiring December 2007, 103 short Euro-dollar futures contracts expiring March 2008, 85 short Euro-dollar futures contracts expiring June 2008, 85 short Euro-dollar futures contracts expiring September 2008, 85 short Euro-dollar futures contracts expiring December 2008, 85 short Euro-dollar futures contracts expiring March 2009, 63 short Euro-dollar futures contracts expiring June 2009, 63 short Euro-dollar futures contracts expiring September 2009, 63 short Euro-dollar futures contracts expiring December 2009 and 63 short Euro-dollar futures contracts expiring March 2010. The notional value of such contracts on September 30, 2007 was $433,927,895, with an unrealized loss of $644,791 (including commissions of $4,936).

(d)	The security is a perpetual bond and has no stated maturity date.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 7.6% of its net assets, with a current market value of $85,310,725, in securities restricted as to resale.

(f)	U.S. dollar denominated security issued by foreign domiciled entity.
(g)	Par held at September 30, 2007 is less than $500.
(h)	The rate shown is the effective yield as of September 30, 2007.
(i)	Security is illiquid. As of September 30, 2007, the Portfolio held 0.9% of its net assets, with a current market value of $9,926,655, in these securities.
(j)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $719,937, which represents 0.1% of net assets.

(k)	The rate shown is the effective yield at the time of purchase.
(l)	Represents current yield as of September 30, 2007.
(m)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	39

Schedule of Investments As of September 30, 2007	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
U.S. Government & Agency Obligations — 16.0%
Federal Home Loan Bank, Unsecured Bonds
3.60%	10/19/07	$11,170	$11,162,092
2.75%	01/09/08	4,410	4,383,707
3.01%(b)	04/02/08	10,000	9,908,120
3.00%	06/25/08	4,015	3,964,788
2.90%	07/15/08	2,000	1,972,052
3.25%(c)	07/30/08	17,955	17,744,711
3.35%	01/23/09	2,000	1,970,864
4.00%	02/19/09	1,200	1,191,744
Federal Home Loan Mortgage Corp., Unsecured Notes
3.50%	05/08-05/08	17,305	17,164,144
3.06%	07/15/08	3,155	3,114,771
Housing & Urban Development, Section 108 Government Guaranteed Participation Certificates, Series 03-A
4.44%	08/01/11	2,099	2,091,204
U.S. Treasury Inflation Protected Bonds
2.42%(d)	01/15/27	3,730	3,899,712

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $78,341,860)			78,567,909

Mortgage Pass-Throughs — 81.7%
Federal Home Loan Mortgage Corp. ARM
3.72%(e)	07/01/34	1,697	1,682,929
4.99%(e)	07/01/34	862	865,781
5.01%(e)	08/01/34	4,334	4,340,508
4.39%(e)	11/01/34	2,170	2,141,946
4.35%(e)	03/01/35	6,814	6,705,908
4.78%(e)	03/01/35	7,224	7,163,635
4.75%(e)	04/01/35	8,305	8,264,075
4.77%(e)	09/01/35	9,125	9,044,915
5.54%(e)	04/01/36	3,530	3,526,369
6.00%(e)	10/01/36	3,527	3,568,578
Federal Home Loan Mortgage Corp. Gold
9.00%	12/01/09	116	117,192
5.00%	10/20-03/21	26,477	25,959,982
6.00%(b)	12/01/36	9,530	9,542,678
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	10/01/37	4,000	3,916,248
Federal National Mortgage Assoc.
8.00%	04/08-06/08	51	51,426
6.50%	05/08-12/29	7,594	7,788,018
8.50%	02/09-08/09	121	121,631
9.00%	05/09-04/16	162	164,748
5.01%	01/25/12	10,994	10,986,629
5.24%	04/01/12	4,500	4,532,511
6.00%	04/16-10/36	12,336	12,356,873
7.00%	01/17-04/32	986	1,022,772
5.00%(c)	06/18-06/37	23,420	22,380,245
4.50%	10/01/18	15	14,067
5.50%	01/24-07/37	29,985	29,395,611
Federal National Mortgage Assoc. 15 Year TBA
5.50%	10/01/22	5,100	5,087,250
Federal National Mortgage Assoc. 30 Year TBA
5.50%	10/01/37	58,700	57,489,313
6.50%	10/01/37	86,000	87,558,750
Federal National Mortgage Assoc. ARM
4.78%(e)	03/01/33	3,215	3,194,509
4.28%(e)	05/01/33	2,049	2,022,629
4.02%(e)	09/01/33	1,948	1,911,732
5.39%(e)	10/01/33	1,997	2,032,450
4.00%(e)	04/01/34	1,331	1,308,758
3.88%(e)	05/01/34	1,631	1,645,559
4.37%(e)	06/01/34	4,967	4,921,196
3.74%(e)	07/01/34	1,984	1,959,103
4.46%(e)	07/01/34	5,713	5,670,669
4.83%(e)	08/01/34	2,212	2,200,125
4.63%(e)	02/01/35	9,494	9,451,407
4.59%(e)	03/01/35	4,817	4,781,186
4.71%(e)	07/01/35	4,875	4,837,500
4.96%(e)	07/01/35	11,495	11,425,788
5.00%(e)	07/01/35	3,070	3,044,050
Government National Mortgage Assoc. I
6.00%	02/15/11	125	126,108
Government National Mortgage Assoc. II ARM
3.75%(e)	06/20/34	2,115	2,104,878
3.50%(e)	07/20/34	3,739	3,724,222
4.50%(e)	02/20/35	2,817	2,801,281
5.00%(e)	05/20/35	6,453	6,452,024

TOTAL MORTGAGE PASS-THROUGHS (Cost $402,422,928)			401,405,762

Collateralized Mortgage Obligations — 16.9%
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.50%(e)	11/25/34	979	977,121
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A
5.34%(e)	08/25/35	5,485	5,411,003
Citigroup Mortgage Securities, Inc., Series 07-7, Class 1A1
6.00%	09/25/37	2,390	2,352,179
Deutsche Mortgage Securities, Inc., Series 04-4, Class 3AR1
5.62%(e)	06/25/34	385	386,752
Federal Home Loan Mortgage Corp., Series 06-3110, Class HA
5.50%	01/15/27	4,512	4,535,787
Federal Home Loan Mortgage Corp., Series 2668, Class AD
4.00%	01/15/15	1,845	1,825,220
Federal Home Loan Mortgage Corp., Series 2718, Class MR
4.00%	08/15/13	939	934,051
Federal Home Loan Mortgage Corp., Series 2931, Class DE
4.00%	02/15/20	10,000	9,142,821
Federal Home Loan Mortgage Corp., Series 3131, Class MA
5.50%	11/15/27	2,387	2,400,762
Federal Home Loan Mortgage Corp., Series 3143, Class NA
5.50%	07/15/26	4,048	4,070,951
Federal Home Loan Mortgage Corp., Series 3162, Class 0A
6.00%	10/15/26	3,998	4,047,359
Federal National Mortgage Assoc., Series 01-T2, Class B
6.02%	11/25/10	3,600	3,703,394

See accompanying notes to financial statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Federal National Mortgage Assoc., Series 05-109, Class PV
6.00%	10/25/32	$5,625	$5,732,433
Federal National Mortgage Assoc., Series 05-29, Class JB
4.50%	04/25/35	8,849	8,747,350
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	2,021	2,027,299
Federal National Mortgage Assoc., Series 05-68, Class PC
5.50%	07/25/35	4,473	4,502,259
Federal National Mortgage Assoc., Series 06-39, Class G1
5.50%	11/25/25	4,730	4,742,872
Federal National Mortgage Assoc., Series 378, Class 4 (IO)
5.00%(f)	07/01/36	5,767	1,431,776
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1
5.69%(e)	08/25/34	1,232	1,233,396
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1
5.25%(e)	07/25/35	5,588	5,530,162
Mortgage IT Trust, Series 04-1, Class A1
5.52%(e)	11/25/34	1,424	1,407,282
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.43%(e)	09/25/34	244	243,402
Summit Mortgage Trust, Series 00-1, Class B1
6.61%(e)(g)(h)	12/28/12	13	12,680
Washington Mutual Mortgage Loan Trust, Series 03-AR4, Class A6
3.42%(e)	05/25/33	2,982	2,969,799
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR4, Class 2A4
5.77%(e)	04/25/36	1,500	1,485,771
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class A96
6.00%	08/25/37	3,064	3,067,517

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $82,268,481)			82,921,398

Commercial Mortgage Backed Securities — 11.8%
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4
6.19%	06/11/35	3,380	3,509,255
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1
5.92%	10/15/36	1,470	1,491,017
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR4, Class A1
4.36%	06/11/41	1,553	1,537,295
Cobalt Commercial Mortgage Trust, Series 07-C3, Class A4
6.02%	05/15/46	3,755	3,835,380
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2
7.42%	04/15/10	3,684	3,841,755
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	11/15/36	3,905	3,895,448
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1
3.31%	02/25/32	437	408,022
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2
7.20%	10/15/32	3,640	3,836,138
First Union-Chase Commercial Mortgage Trust, Series 99-C2, Class A2
6.64%	04/15/09	5,283	5,369,895
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	3,540	3,688,891
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.31%(f)	07/15/29	2,662	134,654
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	1,102	1,136,614
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	3,580	3,672,549
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3
6.26%	03/15/33	1,607	1,657,945
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	01/15/10	378	377,971
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A3
5.64%	04/15/11	2,096	2,116,602
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A2
3.25%	03/15/29	2,100	2,051,364
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A1
3.82%	06/15/29	487	484,306
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4
5.86%(e)	12/15/36	3,075	3,126,835
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(e)	07/15/25	534	511,642
Morgan Stanley Dean Witter Capital I, Inc., Series 02-TOP7, Class A1
5.38%	01/15/39	1,343	1,349,702
Structured Asset Receivables Trust, Series 03-2
5.72%(e)(g)	01/21/09	1,402	1,398,243
Wachovia Bank Commercial Mortgage Trust, Series 03-C5, Class A1
2.99%	06/15/35	1,997	1,914,383
Wachovia Bank Commercial Mortgage Trust, Series 04-C12, Class A1
3.40%	07/15/41	1,217	1,196,504
Wachovia Bank Commercial Mortgage Trust, Series 07-C33, Class A4
6.10%	02/15/49	3,735	3,835,469
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.10%(f)(g)	05/25/36	33,315	1,372,752

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $58,603,832)			57,750,631

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	41

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Project Loans — 0.1%
Federal Housing Authority, USGI Project, Series 56
7.43%
(Cost $521,270)	01/01/23	$509		$518,926

Asset Backed Securities — 1.6%
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.22%(e)	01/25/30	1,104		1,099,395
Green Tree Financial Corp., Series 97-5, Class A7
7.13%	05/15/29	1,384		1,442,354
IndyMac Residential Trust, Series 06-E, Class 2A1
5.19%(e)	04/25/37	3,098		3,076,435
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1
5.25%(e)	11/25/35	1,544		1,536,785
SWB Loan-Backed Certificates, Series 99-1, Class A
7.38%(g)	05/15/25	489		478,883

TOTAL ASSET BACKED SECURITIES (Cost $7,627,874)				7,633,852

Collateralized Debt Obligations — 0.8%
Small Business Administration Participation Certificates, Series 96-20H, Class 1
7.25%	08/01/16	950		983,233
Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20%	10/01/16	873		902,617
Small Business Administration Participation Certificates, Series 98-20J, Class 1
5.50%	10/01/18	1,855		1,876,532

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $3,678,243)				3,762,382

Corporate Bonds — 2.8%
Finance — 1.7%
General Electric Capital Corp., Unsecured Notes
4.88%(i)	10/21/10	1,990		1,988,128
5.00%(b)	11/15/11	1,390		1,383,721
Private Export Funding Corp., Senior Unsecured Notes
3.38%	02/15/09	5,250		5,176,185

				8,548,034

Oil & Gas — 0.4%
ENSCO Offshore Co. Bonds
6.36%	12/01/15	1,969		2,089,055

Yankee — 0.7%
Banks — 0.7%
International Bank for Reconstruction & Development (Multiple Countries), Unsecured Notes
1.00%(j)	02/05/15	4,100		3,093,040

TOTAL CORPORATE BONDS (Cost $13,794,558)				13,730,129

Taxable Municipal Bonds — 0.5%
Stanislaus County California Taxable Pension Obligation Refunding Revenue Bonds, Series 95
7.15%
(Cost $2,565,000)	08/15/13	2,565		2,736,522

		Number of Shares
Short Term Investment — 1.1%
Galileo Money Market Fund, 4.72%(k)(l)
(Cost $5,685,597)		5,685,597		5,685,597

		Number of Contracts
Call Swaptions Purchased — 0.8%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		1,510	(m)	593,581
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		730	(m)	408,164
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		1,660	(m)	806,249
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		910	(m)	338,975
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		1,120	(m)	527,968
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,062	(m)	595,569
Lehman Brothers, Strike Rate 6.075%, Expires 07/10/12		1,480	(m)	854,108

TOTAL CALL SWAPTIONS PURCHASED (Cost $3,509,500)				4,124,614

See accompanying notes to financial statements.

42	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

		Number of Contracts		Value
Put Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		1,510	(m)	$801,206
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		730	(m)	526,063
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		1,660	(m)	554,083
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		910	(m)	504,504
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		1,120	(m)	395,248
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,062	(m)	388,480
Lehman Brothers, Strike Rate 6.075%, Expires 07/10/12		1,480	(m)	527,324

TOTAL PUT SWAPTIONS PURCHASED (Cost $3,509,500)				3,696,908

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 134.8% (Cost $662,528,643)				662,534,630

	Maturity	Par (000)
Affiliated Investment — 0.1%
Commercial Mortgage Backed Securities — 0.1%
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1
7.43%
(Cost $142,053)	06/01/22	$139,790		142,247

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 134.9% (Cost $662,670,696(a))				662,676,877

Mortgage Pass-Through TBA Sale Commitments — (19.0)%
Federal National Mortgage Assoc. 15 Year
5.50%	10/01/22	(1,300)		(1,296,750)
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	(11,500)		(10,964,537)
5.50%	10/01/37	(77,000)		(75,411,875)
6.00%	10/01/37	(5,500)		(5,506,875)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS
(Proceeds $93,591,703)				(93,180,037)

		Number of Contracts
Call Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $110, Expires 11/20/07
(Premiums received $60,607)		(105)		(68,906)

Call Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(970	)(m)	(173,609)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08		(450	)(m)	(147,924)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,100	)(m)	(408,584)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(390	)(m)	(174,213)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(910	)(m)	(144,053)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $1,345,025)				(1,048,383)

Put Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $108, Expires 11/20/07
(Premiums received $58,675)		(105)		(45,937)

Put Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(970	)(m)	(248,417)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08		(450	)(m)	(92,545)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,100	)(m)	(395,477)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(390	)(m)	(123,903)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(910	)(m)	(223,223)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $1,345,025)				(1,083,565)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (0.4)%
(Premiums received $2,809,332)				(2,246,791)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 115.5% (Cost $569,078,993)				567,250,049
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (2.1)%				(10,217,375)
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.4)%				(65,703,460)

NET ASSETS — 100.0%				$491,329,214

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	43

Schedule of Investments (concluded)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

(a)	Also cost for federal income tax purposes is $661,362,030. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$5,673,767
Gross unrealized depreciation	(4,358,920)

$1,314,847

(b)	Security, or a portion thereof, with a market value of $2,714,835, has been pledged as collateral for swap and swaption contracts.
(c)	Security, or a portion thereof, with a market value of $10,418,296, has been pledged as collateral for reverse repurchase agreements.
(d)	Security, or a portion thereof, subject to financing transactions.
(e)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(f)	The rate shown is the effective yield as of September 30, 2007.
(g)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 0.7% of its net assets, with a current market value of $3,262,558, in securities restricted as to resale.

(h)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $12,680, which represents less than 0.1% of net assets.

(i)

Security, or a portion thereof, pledged as collateral with a value of $1,988,127 on 147 short U.S. Treasury Note futures contracts, 1,829 long U.S. Treasury Note futures contracts, 442 short U.S. Treasury Bond futures contracts and 239 short Euro-dollar futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $334,278,845, with an unrealized gain of $765,506 (including commissions of $6,237).

(j)	U.S. dollar denominated security issued by foreign domiciled entity.
(k)	A portion of this security was purchased with cash collateral received for swap contracts.
(l)	Represents current yield as of September 30, 2007.
(m)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

44	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Trust Preferred Stocks — 2.7%
Banks — 0.6%
Bank of America Corp. Capital Trust XI, Capital Securities
6.62%	05/23/36	$535	$544,425
JPMorgan Chase Capital XXV, Captial Securities
6.80%	10/01/37	875	876,333
Mellon Captial IV, Capital Securities
6.24%(b)(c)		1,575	1,557,595
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(b)(c)		475	515,880
Wachovia Capital Trust III, Income Trust Securities
5.80%(b)	03/15/42	1,300	1,291,278

			4,785,511

Finance — 0.5%
Goldman Sachs Capital Trust II, Unsecured Notes
5.79%(c)		3,180	3,009,072
PSEG Funding Trust, Inc., Capital Securities
5.38%	11/16/07	1,450	1,447,917

			4,456,989

Insurance — 0.4%
CHUBB Corp., Capital Securities
6.38%(b)	03/29/67	950	944,396
Progressive Corp., Junior Subordinated Notes
6.70%(b)	06/15/37	1,580	1,532,892
Travelers Cos., Inc., Debentures
6.25%	03/15/37	1,000	966,855

			3,444,143

Yankee — 1.2%
Banks — 0.7%
Barclays Bank Plc (United Kingdom), Subordinated Notes
7.38%(b)(d)(e)		1,500	1,571,594
Barclays Bank Plc (United Kingdom), Unsecured Notes
7.43%(b)(d)(e)		1,675	1,779,987
Royal Bank of Scotland Group Plc (United Kingdom), Preferred Stock
6.99%(b)(d)(e)		2,575	2,577,369

			5,928,950

Finance — 0.5%
Credit Suisse (Guernsey), Unsecured Notes
5.86%(d)(f)		5,160	4,880,751

TOTAL TRUST PREFERRED STOCKS (Cost $23,947,059)			23,496,344

U.S. Government & Agency Obligations — 4.7%
Federal Home Loan Bank, Unsecured Bonds
4.12%(g)	02/15/08	4,500	4,485,838
Federal National Mortgage Assoc., Subordinated Notes
5.25%(h)	08/01/12	3,070	3,132,656
4.62%	05/01/13	1,960	1,942,828
Federal National Mortgage Assoc., Unsecured Notes
3.55%(h)	11/16/07	8,985	8,968,890
3.25%(h)	05/16/08	8,594	8,512,082
U.S. Treasury Inflation Protected Bonds
2.42%(i)	01/15/27	11,015	11,516,173
U.S. Treasury Notes
4.25%	08/15/14	2,070	2,055,446

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $40,063,991)			40,613,913

Mortgage Pass-Throughs — 34.4%
Federal Home Loan Mortgage Corp. ARM
4.97%(b)(h)	10/01/35	10,857	10,771,038
6.00%(b)	10/01/36	7,053	7,137,156
Federal Home Loan Mortgage Corp. Gold 30 Year
5.50%	10/01/37	4,000	3,916,248
Federal National Mortgage Assoc.
8.50%	08/01/09	40	40,507
6.00%	05/16-08/37	9,299	9,319,936
5.50%(h)	01/20-08/37	73,344	71,882,233
5.00%	06/34-10/37	76,182	72,737,025
Federal National Mortgage Assoc. 30 Year TBA
5.50%	10/01/37	93,800	91,869,000
6.00%	10/01/37	12,000	12,015,000
Federal National Mortgage Assoc. ARM
4.00%(b)	04/01/34	4,194	4,123,167
4.78%(b)	01/01/35	3,669	3,617,945
4.82%(b)	09/01/35	3,777	3,753,724
Government National Mortgage Assoc. II
6.00%	07/20/37	5,978	6,007,681

TOTAL MORTGAGE PASS-THROUGHS (Cost $297,164,219)			297,190,660

Collateralized Mortgage Obligations — 15.5%
Bear Stearns Mortgage Trust, Series 04-12, Class 1A1
5.48%(b)	01/25/35	504	495,717
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.50%(b)	11/25/34	2,939	2,932,726
Bear Stearns Mortgage Trust, Series 04-7, Class 4A
5.22%	10/25/34	3,076	3,113,832
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A
5.34%(b)	08/25/35	675	665,970
Citigroup Mortgage Securities, Inc., Series 07-7, Class 1A1
6.00%	09/25/37	4,781	4,704,358
Countrywide Home Loans, Series 04-29, Class 1A1
5.40%(b)	02/25/35	1,026	1,024,560
Federal Home Loan Mortgage Corp., Series 2626, Class NA
5.00%	06/15/23	10,046	10,034,435

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	45

Schedule of Investments (continued)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Federal Home Loan Mortgage Corp., Series 3131, Class MA
5.50%	11/15/27	$3,821	$3,842,778
Federal Home Loan Mortgage Corp., Series 3200, Class AD
5.50%	05/15/29	15,734	15,745,848
Federal Home Loan Mortgage Corp., Series 3294, Class NA
5.50%	07/15/27	6,643	6,679,824
Federal National Mortgage Assoc., Series 89-16, Class B (PO)
10.61%(j)	03/25/19	76	66,721
Federal National Mortgage Assoc., Series 05-109, Class PV
6.00%	10/25/32	12,539	12,777,700
Federal National Mortgage Assoc., Series 05-29, Class AT
4.50%	04/25/35	3,349	3,314,999
Federal National Mortgage Assoc., Series 05-29, Class WB
4.75%	04/25/35	7,858	7,792,550
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	2,670	2,678,364
Federal National Mortgage Assoc., Series 05-62, Class CQ
4.75%	07/25/35	9,561	9,472,383
Federal National Mortgage Assoc., Series 378, Class 4 (IO)
5.00%(j)	07/01/36	9,942	2,468,382
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3
6.42%	06/15/11	6,895	7,167,505
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1
5.25%(b)	07/25/35	689	681,801
GSAA Home Equity Trust, Series 04-8, Class A3A
5.50%(b)	09/25/34	324	324,266
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3
3.76%(b)	11/25/33	7,058	6,973,327
Mortgage IT Trust, Series 04-1, Class A1
5.52%(b)	11/25/34	4,503	4,448,473
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.19%(b)	07/25/36	4,013	4,003,162
Structured Mortgage Loan Trust, Series 04-13, Class A2
5.43%(b)	09/25/34	922	920,899
Structured Mortgage Loan Trust, Series 04-6, Class 4A1
4.84%(b)	06/25/34	7,588	7,498,344
Summit Mortgage Trust, Series 00-1, Class B1
6.61%(b)(e)(k)	12/28/12	21	21,101
Wells Fargo Mortgage Backed Securities Trust, Series 04-5, Class A1
4.53%(b)	06/25/34	8,556	8,368,460
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class A96
6.00%	08/25/37	5,931	5,937,129

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $133,397,419)			134,155,614

Commercial Mortgage Backed Securities — 13.4%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	4,558	4,732,294
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2
7.32%	10/15/32	2,005	2,109,683
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4
5.89%	12/10/49	1,825	1,844,957
Cobalt Commercial Mortgage Trust, Series 07-C3, Class A4
6.02%(b)	05/15/46	7,460	7,619,691
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	1,543	1,541,504
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	11/15/36	5,900	5,885,568
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	6,185	6,091,177
Deutsche Alt-A Securities, Inc., Series 06-AR3, Class A3
5.22%(b)	08/25/36	6,525	6,508,412
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG2, Class A1B
7.30%	06/10/09	5,630	5,801,744
Federal Home Loan Mortgage Corp., Series 2643, Class LC
4.50%	07/15/18	3,630	3,450,266
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1
3.31%	02/25/32	1,227	1,145,934
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class C
7.79%(e)	12/15/31	5,690	6,004,293
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2
7.20%(b)	10/15/32	4,430	4,668,707
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	4,850	5,053,989
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97
7.43%	02/21/21	48	48,411
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.31%(j)	07/15/29	3,985	201,563
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	3,407	3,515,021
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	06/16/10	4,319	4,540,012
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%	09/15/35	6,040	6,353,670

See accompanying notes to financial statements.

46	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Commercial Mortgage Backed Securities (Continued)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2
5.48%(b)	05/10/40	$5,830		$5,882,821
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-CB20, Class A4
5.79%	02/12/49	5,120		5,170,381
JPMorgan Commercial Mortgage Finance Corp., Series 97-C5, Class E
7.61%	09/15/29	4,896		5,268,126
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	01/15/10	808		808,386
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4
5.86%(b)	12/15/36	6,150		6,253,670
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(b)	07/15/25	1,028		985,384
Nationslink Funding Corp., Series 99-SL, Class A6
6.61%	11/10/30	0	(l)	104
Structured Asset Receivables Trust, Series 03-2
5.72%(b)(e)	01/21/09	2,905		2,897,970
Wachovia Bank Commerical Mortgage Trust, Series 07-C33, Class A4
6.10%(b)	02/15/49	7,420		7,619,593
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(e)	05/25/36	1,971		1,954,481
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.10%(e)(j)	05/25/36	50,418		2,077,504

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $116,789,493)				116,035,316

Project Loan — 0.1%
Federal Housing Authority, USGI Project, Series 56
7.46%
(Cost $497,406)	01/01/23	501		510,419

Certificates of Deposit — 0.2%
SunTrust Bank, Inc.
4.42%
(Cost $1,375,000)	06/15/09	1,375		1,354,291

Asset Backed Securities — 10.4%
Amresco Independence Funding, Inc., Series 00-1, Class A
6.40%(b)(e)	01/15/27	930		855,439
Bank One Issuance Trust, Series 02-A5, Class A5
5.87%(b)	10/15/07	8,375		8,376,191
Bear Stearns Securities, Inc., Series 06-3, Class A1
5.28%(b)	08/25/36	5,098		5,052,782
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(e)	01/20/09	7,015		7,013,847
Carrington Mortgage Loan Trust, Series 06-NC3, Class A1
5.18%(b)	01/25/31	3,375		3,360,495
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	6,100		6,095,357
Citigroup Mortgage Loan Trust, Inc., Series 06-HE2, Class A2A
5.18%(b)	08/25/36	4,319		4,293,801
Countrywide Certificates, Series 06-IM1, Class A1
5.22%(b)	09/25/28	125		125,251
Countrywide Certificates, Series 07-12, Class 2A1
5.70%	05/25/09	7,205		7,216,325
Discover Card Master Trust I, Series 05-1, Class A
5.76%(b)	09/16/10	5,650		5,644,825
First Franklin Mortgage Loan Certificates, Series 06-FF10, Class A2
5.18%(b)	07/25/36	2,506		2,488,295
Fremont Home Loan Trust, Series 06-2, Class 2A1
5.19%(b)	02/25/36	1,915		1,910,516
Green Tree Financial Corp., Series 96-7, Class A6
7.65%	10/15/27	770		798,902
MBNA Credit Card Master Notes Trust, Series 98-E, Class A
5.50%(b)	09/15/10	6,525		6,526,591
MBNA Credit Card Master Notes Trust, Series 06, Class A1
4.90%	07/15/11	6,575		6,582,443
The Money Store Small Business Administration Loan Trust, Series 97-2, Class A
6.05%(b)	02/15/29	870		864,660
Novastar Home Equity Loan, Series 06-2, Class A2A
5.18%(b)	06/25/36	1,153		1,151,071
PMC Capital LP, Series 98-1, Class A
7.25%(b)(e)	04/01/21	1,352		1,321,431
Popular Mortgage Pass-Through Trust, Series 06-D, Class A1
5.19%(b)	11/25/36	3,949		3,920,991
Residential Asset Mortgage Products, Inc., Series 05-NC1, Class AI1
5.22%(b)	09/25/27	40		39,699
Residential Asset Mortgage Products, Inc., Series 05-RZ4, Class A1
5.25%(b)	11/25/35	2,061		2,051,729
Residential Asset Securities Corp., Series 06-EMX6, Class A1
5.19%(b)	10/25/30	4,354		4,329,221
Structured Asset Securities Corp., Series 03-AL1, Class A
3.36%(e)	04/25/31	1,988		1,799,148
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A4
4.25%	01/25/28	7,375		7,362,356

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	47

Schedule of Investments (continued)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities (Continued)
SWB Loan-Backed Certificates, Series 99-1, Class A
7.38%(e)	05/15/25	$1,040	$1,019,558

TOTAL ASSET BACKED SECURITIES (Cost $90,568,718)			90,200,924

Collateralized Debt Obligations — 0.3%
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A
6.25%(b)(e)	01/15/24	401	396,888
Small Business Administration Participation Certificates, Series 92-20H, Class 1
7.40%	08/01/12	361	368,908
Small Business Administration Participation Certificates, Series 96-20H, Class 1
7.25%	08/01/16	1,083	1,121,231
Small Business Administration Participation Certificates, Series 97-P10D, Class 1
6.51%	11/10/07	93	92,986
Small Business Administration Participation Certificates, Series 01-P10B, Class 1
6.34%(b)	08/01/11	959	978,060

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $2,907,279)			2,958,073

Corporate Bonds — 35.8%
Banks — 6.3%
Bank of America Corp., Senior Unsecured Notes
4.88%	01/15/13	2,280	2,212,535
6.00%	09/01/17	2,400	2,455,654
Bank of America Corp., Subordinated Bank Notes
6.10%	06/15/17	2,300	2,362,447
Bank of America Corp., Subordinated Notes
7.80%	02/15/10	1,115	1,178,964
Bank of New York Co., Inc., Senior Subordinated Notes
3.80%	02/01/08	1,400	1,392,594
5.45%(b)	10/14/09	8,780	8,781,484
BankBoston N.A., Subordinated Bank Notes
6.38%	04/15/08	2,575	2,588,457
Citigroup, Inc., Senior Unsecured Notes
6.00%	08/15/17	920	941,365
Citigroup, Inc., Subordinated Notes
6.38%	11/15/08	1,710	1,736,426
Citigroup, Inc., Unsecured Notes
4.13%	02/22/10	4,745	4,660,392
4.63%	08/03/10	860	853,100
JPMorgan Chase & Co., Senior Notes
2.63%	06/30/08	60	58,846
JPMorgan Chase & Co., Senior Unsecured Notes
3.70%	01/15/08	2,325	2,315,507
JPMorgan Chase & Co., Subordinated Notes
6.25%	02/15/11	1,500	1,549,900
JPMorgan Chase Bank N.A., Subordinated Notes
6.00%	07/17-10/17	6,400	6,461,420
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	1,485	1,483,907
4.00%	10/15/08	1,100	1,088,766
U.S. Bank N.A., Senior Bank Notes
3.75%	02/06/09	850	836,431
U.S. Bank N.A., Subordinated Notes
6.30%	07/15/08	1,360	1,367,596
U.S. Central Credit Union, Unsecured Notes
2.75%	05/30/08	1,915	1,882,795
Wachovia Corp., Subordinated Notes
5.62%	12/15/08	2,150	2,159,056
Wells Fargo & Co., Senior Unsecured Notes
5.25%	12/01/07	1,700	1,698,708
4.20%	01/15/10	675	663,698
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	3,150	3,116,997
4.88%	01/12/11	830	822,194

			54,669,239

Broadcasting — 0.3%
Cox Communications, Inc., Senior Unsecured Notes
7.75%	11/01/10	295	314,376
7.13%	10/01/12	900	953,842
News America Holdings, Inc., Secured Notes
8.50%	02/23/25	650	764,599
News America Holdings, Inc., Senior Debentures
9.50%	07/15/24	550	680,016

			2,712,833

Computer & Office Equipment — 0.3%
IBM Corp., Unsecured Notes
5.70%	09/14/17	2,250	2,261,788

Computer Software & Services — 0.4%
Oracle Corp., Unsecured Notes
5.00%	01/15/11	3,650	3,641,886

Energy & Utilities — 1.1%
Dominion Resources, Inc., Senior Unsecured Notes
5.12%	12/15/09	455	453,703
NiSource Finance Corp., Secured Notes
7.88%	11/15/10	2,400	2,570,693
NiSource Finance Corp., Unsecured Notes
6.06%(b)	11/23/09	2,450	2,430,439
PECO Energy Co., First Refunding Mortgages
5.95%	11/01/11	1,900	1,957,496
Virginia Electric & Power Co., Unsecured Notes
5.73%(g)	11/25/08	2,514	2,526,766

			9,939,097

Entertainment & Leisure — 1.5%
Comcast Cable Communications Corp., Senior Unsecured Notes
5.45%	11/15/10	4,000	4,032,984

See accompanying notes to financial statements.

48	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Entertainment & Leisure (Continued)
Comcast Cable Holdings LLC, Senior Debentures
7.88%	08/01/13	$735	$804,385
8.75%	08/01/15	965	1,118,674
Comcast Corp., Unsecured Notes
5.90%	03/15/16	1,250	1,243,475
Time Warner Cable, Inc., Unsecured Notes
5.85%(e)	05/01/17	4,050	3,937,442
Time Warner, Inc., Senior Unsecured Notes
6.75%	04/15/11	1,110	1,153,725
Turner Broadcasting Corp., Senior Notes
8.38%	07/01/13	300	335,551

			12,626,236

Finance — 11.0%
Aetna, Inc., Senior Unsecured Notes
6.00%	06/15/16	4,170	4,177,948
Associates Corp. N.A., Senior Notes
6.25%	11/01/08	2,000	2,023,032
BAE Systems Holdings, Inc., Unsecured Notes
5.20%(e)	08/15/15	680	648,085
The Bear Stearns Cos., Inc., Senior Unsecured Notes
6.95%	08/10/12	3,460	3,607,455
The Bear Stearns Cos., Inc., Unsecured Notes
3.25%	03/25/09	3,500	3,377,517
5.50%	08/15/11	1,725	1,705,687
6.40%(m)	10/02/17	1,075	1,064,959
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
4.13%	01/15/10	1,025	1,008,060
Federated Retail Holdings, Inc., Senior Unsecured Notes
5.90%	12/01/16	695	665,094
General Electric Capital Corp., Senior Unsecured Notes
5.00%	12/10-04/12	8,730	8,743,152
5.88%	02/15/12	690	708,153
General Electric Capital Corp., Unsecured Notes
4.88%	10/21/10	4,120	4,116,123
5.00%	11/15/11	8,255	8,217,712
The Goldman Sachs Group, Inc., Senior Unsecured Notes
5.25%	10/15/13	7,945	7,761,971
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
5.75%	04/11-07/11	4,500	4,514,885
6.20%	09/26/14	3,905	3,920,468
7.39%(b)	09/15/22	1,525	1,526,388
Lehman Brothers Holdings, Inc., Unsecured Notes
5.64%(b)	05/25/10	4,950	4,824,849
5.00%	01/14/11	1,865	1,831,868
6.00%	07/19/12	915	929,183
Morgan Stanley, Senior Notes
5.61%(b)(g)	01/09/12	13,745	13,465,193
5.55%	04/27/17	505	489,966
6.25%	08/28/17	5,775	5,897,424
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	350	365,796
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	4,855	4,798,580
Principal Life Global Funding, Inc., Unsecured Notes
3.62%(e)	04/30/08	1,085	1,071,278
Prudential Funding LLC, Senior Unsecured Notes
6.60%(e)	05/15/08	810	814,636
Student Loan Marketing Corp., Senior Unsecured Notes
4.69%(b)	01/31/14	3,750	2,873,175

			95,148,637

Food & Agriculture — 0.8%
Kraft Foods, Inc., Senior Unsecured Notes
6.00%	02/11/13	1,280	1,317,683
6.50%	08/11/17	5,025	5,190,579

			6,508,262

Insurance — 1.8%
ASIF Global Financing, Unsecured Notes
3.90%(e)	10/22/08	320	315,420
Metropolitan Life Global Funding, Inc., Unsecured Notes
2.60%(e)	06/19/08	1,540	1,511,019
Monumental Global Funding II, Unsecured Notes
5.93%(e)	06/16/10	4,940	4,915,300
New York Life Global Funding, Unsecured Notes
3.88%(e)	01/15/09	2,945	2,923,702
Prudential Financial, Inc., Senior Unsecured Notes
3.75%(g)	05/01/08	1,375	1,360,854
5.80%	06/15/12	2,175	2,223,813
TIAA Global Markets, Senior Unsecured Notes
3.88%(e)	01/22/08	520	517,466
WellPoint, Inc., Unsecured Notes
5.00%	01/15/11	1,925	1,907,548

			15,675,122

Medical & Medical Services — 0.8%
Amgen, Inc., Senior Unsecured Notes
5.44%(e)	11/28/08	3,780	3,783,508
UnitedHealth Group, Inc., Unsecured Notes
5.25%	03/15/11	2,600	2,612,074

			6,395,582

Motor Vehicles — 0.6%
DaimlerChrysler N.A. Holding Corp., Senior Unsecured Notes
5.75%	09/08/11	2,125	2,144,760
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.88%	06/15/10	2,000	1,977,306
6.50%	11/15/13	475	492,539

			4,614,605

Oil & Gas — 1.9%
Anadarko Petroleum Corp., Senior Unsecured Notes
3.25%	05/01/08	1,600	1,579,162

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	49

Schedule of Investments (continued)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Oil & Gas (Continued)
5.95%	09/15/16	$4,000	$3,961,636
ConocoPhillips, Senior Unsecured Notes
8.75%	05/25/10	2,400	2,615,484
Halliburton Co., Senior Unsecured Notes
5.50%	10/15/10	1,850	1,871,482
Ocean Energy, Inc., Senior Unsecured Notes
4.38%	10/01/07	1,660	1,660,000
Oneok, Inc., Senior Unsecured Notes
5.51%	02/16/08	2,410	2,408,629
XTO Energy, Inc., Senior Unsecured Notes
6.25%	08/01/17	2,700	2,741,175

			16,837,568

Pharmaceuticals — 0.3%
Abbott Laboratories, Unsecured Notes
5.60%	05/15/11	1,880	1,914,865
Schering-Plough Corp., Senior Notes
5.30%(b)	12/01/13	795	789,663

			2,704,528

Real Estate — 0.2%
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	600	574,349
5.38%	11/26/13	1,405	1,261,282

			1,835,631

Retail Merchandising — 0.1%
Federated Department Stores, Inc., Senior Unsecured Notes
6.63%	09/01/08	820	826,338

Telecommunications — 1.1%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	1,235	1,384,235
Lenfest Communications, Inc., Senior Notes
7.62%	02/15/08	1,815	1,829,967
SBC Communications, Inc., Senior Unsecured Notes
5.88%	02/01/12	130	132,962
Sprint Capital Corp., Senior Unsecured Notes
7.62%	01/30/11	1,125	1,192,869
Verizon New Jersey, Inc., Senior Debentures
5.88%	01/17/12	5,015	5,101,383

			9,641,416

Transportation — 0.5%
Union Pacific Corp., Unsecured Notes
7.25%	11/01/08	1,750	1,784,948
United Technologies Corp., Unsecured Notes
5.69%(b)	06/01/09	2,825	2,825,011

			4,609,959

Yankee — 6.8%
Banks — 1.2%
DEPFA ACS Bank (Ireland), Senior Secured Bonds
4.88%(d)(e)	10/28/15	2,800	2,745,957
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.75%(d)(e)	09/30/08	1,360	1,338,376
Swedish Export Credit Corp. (Sweden), Unsecured Notes
3.50%(d)	01/15/08	6,625	6,607,921

			10,692,254

Energy & Utilities — 1.0%
Canadian Natural Resources (Canada), Unsecured Notes
5.70%(d)	05/15/17	810	790,704
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(b)(d)	04/09/09	4,635	4,618,759
Scottish Power Plc (United Kingdom), Unsecured Notes
4.91%(d)	03/15/10	2,300	2,280,199
SP PowerAssets Ltd. (Singapore), Unsecured Notes
3.80%(d)(e)	10/22/08	1,325	1,304,081

			8,993,743

Entertainment & Leisure — 0.3%
Rogers Cable, Inc. (Canada), Senior Secured Notes
6.25%(d)	06/15/13	2,575	2,608,006

Finance — 0.9%
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes
5.80%(d)	05/01/14	980	985,315
MassMutual Global Funding II (Cayman Islands), Senior Secured Notes
2.55%(d)(e)	07/15/08	2,535	2,483,458
National Westminster Bank (United Kingdom), Subordinated Notes
7.75%(b)(d)	04/29/49	1,550	1,552,931
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(d)(e)	02/01/10	350	342,828
Xstrata Finance Ltd. (Canada), Unsecured Notes
5.80%(d)(e)	11/15/16	2,350	2,336,864

			7,701,396

Government — 0.1%
United Mexican States (Mexico), Senior Unsecured Notes
5.62%(d)	01/15/17	730	727,810

Oil & Gas — 0.0%
EnCana Corp. (Canada), Unsecured Notes
4.60%(d)	08/15/09	175	173,862

Telecommunications — 3.0%
Cable & Wireless Optus Finance Ltd. (Australia), Unsecured Notes
8.00%(d)(e)	06/22/10	1,425	1,529,774
Telecom Italia Capital (Italy), Senior Unsecured Notes
5.25%(d)	11/15/13	3,540	3,435,563
Telecom Italia Capital (Italy), Unsecured Notes
6.20%(d)	07/18/11	3,875	3,970,697
5.25%(d)	10/01/15	600	569,597
See accompanying notes to financial statements.

50	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Corporate Bonds (Continued)
Yankee (Continued)
Telecommunications (Continued)
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
5.98%(d)	06/20/11	$3,500		$3,560,910
5.86%(d)	02/04/13	1,875		1,895,164
6.42%(d)	06/20/16	2,200		2,257,539
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(d)	09/15/10	510		544,578
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
3.95%(d)(g)	01/30/08	2,595		2,582,181
7.75%(d)	02/15/10	1,845		1,947,992
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.45%(b)(d)	12/28/07	3,455		3,453,276
5.00%(d)	09/15/15	110		103,792

				25,851,063

Transportation — 0.3%
Canadian National Railway Co. (Canada), Senior Unsecured Notes
4.25%(d)	08/01/09	2,075		2,056,922

TOTAL CORPORATE BONDS (Cost $310,501,805)				309,453,783

Taxable Municipal Bonds — 0.4%
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B
3.83%	10/15/09	1,280		1,258,727
Wisconsin General Revenue Bonds, Series 03, Class A
4.80%	05/01/13	1,910		1,867,827

TOTAL TAXABLE MUNICIPAL BONDS (Cost $3,185,996)				3,126,554

		Number of Shares
Short Term Investments — 0.3%
Galileo Money Market Fund, 4.72%(n)
(Cost $2,651,358)		2,651,358		2,651,358

		Number of Contracts
Call Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		2,860	(o)	1,124,266
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		1,260	(o)	704,503
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		3,310	(o)	1,607,640
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,610	(o)	599,725
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		2,230	(o)	1,051,222
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,988	(o)	1,115,151

TOTAL CALL SWAPTIONS PURCHASED (Cost $5,495,921)				6,202,507

Put Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		2,860	(o)	1,517,516
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		1,260	(o)	907,999
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		3,310	(o)	1,104,829
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,610	(o)	892,584
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		2,230	(o)	786,967
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,988	(o)	727,393

TOTAL PUT SWAPTIONS PURCHASED (Cost $5,495,921)				5,937,288

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 119.6% (Cost $1,034,041,585(a))				1,033,887,044

	Maturity	Par (000)
Mortgage Pass-Through TBA Sale Commitments — (6.7)%
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	$(41,700)		(39,758,364)
5.50%	10/01/37	(800)		(783,500)
6.00%	10/01/37	(16,800)		(16,821,000)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS
(Proceeds $57,642,906)				(57,362,864)

		Number of Contracts
Call Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $110, Expires 11/20/07
(Premiums received $107,815)		(187)		(122,719)

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	51

Schedule of Investments (concluded)	Intermediate Bond Portfolio II
(Percentages shown are based on Net Assets)

	Number of Contracts		Value
Call Swaptions Written — (0.3)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(1,220	)(o)	$(218,353)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(890	)(o)	(292,561)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(2,220	)(o)	(824,597)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,250	)(o)	(558,375)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,610	)(o)	(254,863)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $2,577,540)			(2,148,749)

Put Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $108, Expires 11/20/07
(Premiums received $104,648)	(187)		(81,812)

Put Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(1,220	)(o)	(312,442)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(890	)(o)	(183,034)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(2,220	)(o)	(798,143)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,250	)(o)	(397,125)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,610	)(o)	(394,933)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $2,577,540)			(2,085,677)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (0.5)%
(Premiums received $5,367,543)			(4,438,957)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 112.4% (Cost $976,398,679)			972,085,223
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (4.0)%			(35,195,960)
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.4)%			(72,397,991)

NET ASSETS — 100.0%			$864,491,272

(a)	Cost for federal income tax purposes is $1,034,082,108. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$7,704,597
Gross unrealized depreciation	(7,899,661)

$(195,064)

(b)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(c)	The security is a perpetual bond and has no stated maturity date.
(d)	U.S. dollar denominated security issued by foreign domiciled entity.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 7.4% of its net assets, with a current market value of $63,809,804, in securities restricted as to resale.

(f)

Security, or a portion thereof, pledged as collateral with a value of $3,783,528 on 287 short U.S. Treasury Note futures contracts, 1,972 long U.S. Treasury Note futures contracts and 878 short U.S. Treasury Bond futures contracts expiring December 2007 and 672 long Euro-dollar futures contracts expiring June 2008. The notional value of such contracts on September 30, 2007 was $531,471,886, with an unrealized gain of $2,149,972 (including commissions of $8,787).

(g)	Security, or a portion thereof, with a market value of $5,027,863, has been pledged as collateral for swap and swaption contracts.
(h)	Security, or a portion thereof, with a market value of $35,758,550, has been pledged as collateral for reverse repurchase agreements.
(i)	Security, or a portion thereof, subject to financing transactions.
(j)	The rate shown is the effective yield as of September 30, 2007.
(k)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $21,101, which represents less than 0.1% of net assets.

(l)	Par held at September 30, 2007 is less than $500.
(m)	When-issued security.
(n)	Represents current yield as of September 30, 2007.
(o)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

52	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	Total Return Portfolio II
(Percentages shown are based on Net Assets)

		Number of Shares	Value
Preferred Stocks — 0.0%
Telecommunications — 0.0%
Centaur Funding Corp.(b)
(Cost $216,892)		205	$227,678

	Maturity	Par (000)
Trust Preferred Stocks — 3.2%
Banks — 0.8%
JPMorgan Chase Capital XXV, Captial Securities
6.80%	10/01/37	$15,450	15,473,530
Mellon Captial IV, Capital Securities
6.24%(c)(d)		4,825	4,771,679
SunTrust Capital VIII, Trust Preferred Securities
6.10%(e)	12/15/36	2,725	2,471,992
UBS Preferred Funding Trust, Inc., Capital Securities
8.62%(c)(d)		1,390	1,509,628
USB Capital IX, Unsecured Notes
6.19%(c)(d)		80	80,053
Wachovia Capital Trust III, Income Trust Securities
5.80%(c)	03/15/42	145	144,027

			24,450,909

Finance — 0.5%
Goldman Sachs Capital Trust II, Unsecured Notes
5.79%(c)(d)		12,185	11,530,044
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities
5.86%(c)(d)		1,270	1,209,948
NB Capital Trust IV, Capital Securities
8.25%	04/15/27	125	130,091
ZFS Finance (USA) Trust V, Capital Securities
6.50%(b)(c)	05/09/37	4,380	4,234,589

			17,104,672

Insurance — 1.0%
Allstate Corp., Junior Subordinated Debentures
6.12%(c)	05/15/37	2,700	2,647,242
CHUBB Corp., Capital Securities
6.38%(c)(e)	03/29/67	6,575	6,536,214
Lincoln National Corp., Capital Securities
6.05%(c)(d)	04/20/49	3,000	2,888,676
MetLife, Inc., Junior Subordinated Debentures
6.40%(c)	12/15/36	6,400	6,085,446
Progressive Corp., Junior Subordinated Notes
6.70%	06/15/37	5,440	5,277,807
Travelers Cos., Inc., Debentures
6.25%(c)	03/15/37	7,625	7,372,269

			30,807,654

Yankee — 0.9%
Banks — 0.5%
Barclays Bank Plc (United Kingdom), Unsecured Notes
7.43%(b)(c)(d)(f)		3,850	4,091,314
HBOS Treasury Services Plc (United Kingdom), Subordinated Notes
5.92%(b)(c)(d)		20	18,095
The Royal Bank of Scotland Capital Trust (United Kingdom), Bank Guaranteed Bonds
6.80%(d)(f)		2,105	2,011,117
Royal Bank of Scotland Group Plc (United Kingdom), Preferred Stock
6.99%(b)(c)(d)(f)		9,450	9,458,694

			15,579,220

Finance — 0.4%
Credit Suisse (Guernsey), Unsecured Notes
5.86%(c)(d)(f)		15,320	14,490,912

TOTAL TRUST PREFERRED STOCKS (Cost $104,376,963)			102,433,367

U.S. Government & Agency Obligations — 6.9%
Federal Home Loan Mortgage Corp., Unsecured Notes
4.62%(g)	05/28/13	7,375	7,248,290
Overseas Private Investment Co.
4.09%	05/29/12	357	332,917
4.30%	05/29/12	1,000	985,682
4.64%	05/29/12	752	750,740
4.68%	05/29/12	425	396,867
4.87%	05/29/12	3,221	3,247,735
5.40%	05/29/12	384	408,331
Resolution Funding Corp., Strip Bonds
6.29%(h)	07/15/18	2,850	1,676,128
6.30%(h)	10/15/18	2,850	1,652,889
U.S. Treasury Inflation Protected Bonds
2.42%(g)	01/15/27	36,980	38,662,557
U.S. Treasury Inflation Protected Notes
2.50%	07/15/16	75	78,796
U.S. Treasury Notes
4.12%(g)	08/31/12	169,270	168,582,425

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $222,575,096)			224,023,357

Mortgage Pass-Throughs — 128.8%
Federal Home Loan Mortgage Corp. ARM
4.97%(c)	10/01/35	13,084	12,980,482
6.02%(c)	07/01/36	11,145	11,253,755
5.75%(c)(i)	03/01/37	18,091	18,228,711
Federal Home Loan Mortgage Corp. Gold
4.00%(e)	07/10-05/19	5,961	5,819,019
5.50%(i)	03/11-08/37	167,818	164,557,055
6.00%(j)	10/11-12/32	10,794	10,952,777
6.50%	06/13-10/34	1,432	1,466,837
8.00%	11/15-10/25	14	14,726
5.00%(e)	01/18-06/36	21,313	20,907,893
4.50%	05/18-08/20	44,930	43,378,821
7.00%	03/25-05/31	216	225,043
7.50%	07/26-03/32	165	172,672

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	53

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Mortgage Pass-Throughs (Continued)
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
5.00%	10/01/22	$58,000	$56,840,000
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
6.00%	07/35-10/37	333,800	333,971,128
Federal National Mortgage Assoc.
6.50%	06/08-07/37	74,379	75,755,413
7.00%	11/08-03/37	4,710	4,878,274
5.50%(i)	06/11-05/37	285,699	281,739,229
6.00%	09/11-04/35	35,246	35,517,956
4.00%	06/14-03/20	25,265	23,808,121
4.50%	01/18-07/37	55,740	52,467,693
5.00%	01/18-08/37	281,072	269,165,934
5.92%(c)	05/01/37	9,246	9,298,528
Federal National Mortgage Assoc. 15 Year TBA
4.50%	10/01/22	32,600	31,387,671
5.00%	10/01/22	37,800	37,044,000
5.50%	10/01/22	57,000	56,857,500
6.00%	10/01/22	22,400	22,694,000
Federal National Mortgage Assoc. 30 Year TBA
5.00%	10/01/37	600	572,250
5.50%	10/01/37	90,200	88,339,625
6.00%	10/01/37	1,368,200	1,369,910,250
6.50%	10/01/37	448,700	456,832,688
Federal National Mortgage Assoc. ARM
6.44%(c)	01/01/31	3,280	3,376,821
Government National Mortgage Assoc. I
7.00%	03/13-02/33	1,930	2,015,941
6.00%	11/14-12/36	11,103	11,179,431
9.00%	07/15/18	3	3,562
6.50%	03/24-04/32	874	896,604
7.50%	11/15/29	2	1,804
5.50%	03/32-02/35	7,582	7,486,766
Government National Mortgage Assoc. I 30 Year TBA
6.00%	10/01/37	12,000	12,075,000
6.50%	10/01/37	58,900	60,188,438
Government National Mortgage Assoc. II
6.00%	11/20/33	1,320	1,328,393
Government National Mortgage Assoc. II 30 Year TBA
5.50%	10/01/37	234,000	230,582,196
6.00%	10/01/37	192,000	192,840,960
6.50%	10/01/37	139,000	141,823,090

TOTAL MORTGAGE PASS-THROUGHS (Cost $4,169,136,683)			4,160,837,057

Collateralized Mortgage Obligations — 13.8%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1
5.00%	07/25/19	7,162	7,038,836
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A
5.34%(c)	08/25/35	46,326	45,702,162
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2A2A
5.77%(c)	03/25/37	47,277	47,652,592
Citigroup Mortgage Loan Trust, Series 07-A1, Class A1
6.00%	11/01/37	21,600	21,208,500
Citigroup Mortgage Securities, Inc., Series 07-7, Class 1A1
6.00%	09/25/37	17,130	16,857,284
Countrywide Alternative Loan Trust, Series 05-20CB, Class 3A3
5.50%	07/01/35	4,791	4,786,777
Countrywide Home Loans, Series 07-16, Class A1
6.50%	10/25/37	14,735	14,856,154
Federal Home Loan Mortgage Corp., Series 1591, Class PK
6.35%	10/15/23	5,584	5,731,748
Federal Home Loan Mortgage Corp., Series 231 (IO)
5.50%(k)	08/01/35	11,297	2,920,781
Federal Home Loan Mortgage Corp., Series 235 (IO)
5.50%(k)	02/01/36	25,200	6,705,288
Federal Home Loan Mortgage Corp., Series 2529, Class MB
5.00%	11/15/17	8,292	8,133,899
Federal Home Loan Mortgage Corp., Series 2594, Class TV
5.50%	03/15/14	5,643	5,692,628
Federal Home Loan Mortgage Corp., Series 2864, Class NA
5.50%	01/15/31	13,543	13,624,263
Federal Home Loan Mortgage Corp., Series 2996, Class MK
5.50%	06/15/35	146	146,781
Federal Home Loan Mortgage Corp., Series 3200, Class AD
5.50%	05/15/29	51,213	51,252,985
Federal Home Loan Mortgage Corp., Series 3204, Class C
5.50%	04/15/29	8,075	8,080,290
Federal Home Loan Mortgage Corp., Series 3215, Class EP
5.38%	09/15/11	16,026	16,085,514
Federal National Mortgage Assoc., Series 96-48, Class Z
7.00%	11/25/26	2,944	3,057,023
Federal National Mortgage Assoc., Series 03-16, Class BC
5.00%	03/25/18	4,440	4,326,420
Federal National Mortgage Assoc., Series 04-28, Class PB
6.00%	08/25/28	7,343	7,389,051
Federal National Mortgage Assoc., Series 04-88, Class HA
6.50%	07/25/34	9,782	10,069,181
Federal National Mortgage Assoc., Series 05-57, Class PA
5.50%	05/25/27	27,364	27,444,757
Federal National Mortgage Assoc., Series 378, Class 4 (IO)
5.00%(k)	07/01/36	32,247	8,006,493
Homebanc Mortgage Trust, Series 05-4, Class A1
5.40%(c)	10/25/35	9,695	9,528,928
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.19%(c)	07/25/36	10,813	10,786,299

See accompanying notes to financial statements.

54	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO)
11.00%(k)	02/17/17	$145	$35,483
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO)
11.50%(k)	02/17/17	151	132,625
Salomon Brothers Mortgage Securities VI, Series 87-2 (IO)
11.00%(k)	03/06/17	94	27,427
Salomon Brothers Mortgage Securities VI, Series 87-2 (PO)
11.50%(k)	03/06/17	94	79,886
Salomon Brothers Mortgage Securities VI, Series 87-3, Class A (PO)
13.00%(k)	10/23/17	45	41,777
Summit Mortgage Trust, Series 00-1, Class B1
6.61%(b)(c)(l)	12/28/12	36	36,017
Terra LNR Ltd., Series 06-1A, Class A1
5.88%(b)(c)(l)	06/15/17	291	290,950
Wells Fargo Mortgage Backed Securities Trust, Series 04-K, Class 1A2
4.48%(c)	07/25/34	21,651	21,145,829
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1
5.11%(c)	09/25/35	37,332	36,735,835
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class A96
6.00%	08/25/37	29,752	29,784,599

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $439,335,975)			445,395,062

Commercial Mortgage Backed Securities — 23.7%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	12,662	13,145,262
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3
5.12%	07/11/43	21,920	21,892,273
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4
5.02%(c)	11/10/42	13,880	13,834,538
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A
4.93%	07/10/45	13,781	13,291,586
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6
4.82%	11/11/41	4,495	4,331,617
Bear Stearns Mortgage Trust, Series 05-4, Class 3A1
5.37%(c)	08/25/35	80,268	80,168,489
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO)
1.22%(k)	04/19/15	3,460	114,270
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2
7.20%	01/15/32	9,913	10,286,187
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2
7.32%	10/15/32	5,755	6,055,473
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4
5.89%(c)	12/10/49	6,825	6,899,635
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	2,187	2,185,945
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO)
1.67%(b)(k)	06/20/29	8,268	446,983
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO)
0.47%(k)	01/17/35	5,680	36,464
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 98-CG1, Class B1
6.91%	06/10/31	16,991	17,186,194
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	16,420	17,251,503
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/25/32	30,725	30,200,008
First Horizon Mortgage Pass-Through Trust, Series 05-AR3, Class 3A1
5.50%(c)	08/25/35	11,296	11,310,642
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2
7.20%	10/15/32	10,000	10,538,842
First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Series 98-C2, Class A2
6.56%	11/18/35	7,573	7,585,853
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	14,170	14,765,985
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3
5.35%	08/11/36	16,200	16,291,405
General Electric Capital Commercial Mortgage Corp., Series 07-C1, Class A4
5.54%(c)	12/10/49	19,475	19,352,350
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 97-C1, Class X (IO)
1.31%(k)	07/15/29	8,875	448,868
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	6,944	7,165,078
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2
7.72%	03/15/33	15,853	16,623,624
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	06/16/10	10,562	11,103,184
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2
6.96%	09/15/35	18,700	19,671,130

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	55

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Commercial Mortgage Backed Securities (Continued)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 01-C1, Class A2
6.46%	04/15/34	$16,340	$17,007,367
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2
5.48%(c)	05/10/40	18,085	18,248,856
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C3, Class A3
4.65%	04/10/40	1,840	1,819,618
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A2
6.62%	10/18/30	21	20,723
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	4,655	4,671,229
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6
5.40%	08/10/38	640	637,035
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4
4.76%	06/10/36	5,255	5,227,524
Greenwich Capital Commercial Funding Corp., Series 07-GG9, Class A4
5.44%	03/10/39	1,250	1,235,248
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	14,370	14,741,488
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3
6.46%	11/15/35	16,870	17,665,674
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-CB20, Class A4
5.79%	02/12/49	18,750	18,934,500
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2
5.80%(c)	06/15/49	7,875	8,028,820
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2
5.83%	02/15/49	6,435	6,546,604
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class X (IO)
0.48%(k)	10/15/35	13,257	135,895
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2
7.32%	10/15/32	84	86,480
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C5, Class A1
6.41%	01/15/10	1,663	1,664,098
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C2, Class AJ
5.20%(c)	04/15/30	7,250	6,922,362
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C7, Class A3
5.35%	11/15/38	21,575	21,258,059
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4
5.86%(c)	12/15/36	20,500	20,845,566
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class A2
6.53%	03/15/31	9,950	10,064,411
Morgan Stanley Capital I, Inc., Series 06-HE2, Class A2A
5.20%(c)	03/25/36	8,563	8,530,471
Morgan Stanley Capital I, Inc., Series 06-HE5, Class A2A
5.20%(c)	08/25/36	10,465	10,403,796
Morgan Stanley Capital I, Inc., Series 07-HQ12, Class A2
5.81%(c)	04/12/49	2,845	2,881,919
Prudential Mortgage Capital Funding, LLC, Series 01-C1, Class A2
6.60%	05/10/34	16,800	17,591,132
Residential Asset Mortgage Products, Inc., Series 04-RS7, Class AI3
4.45%	07/25/28	46	45,674
Structured Asset Receivables Trust, Series 03-2
5.72%(b)(c)	01/21/09	7,257	7,239,287
Structured Asset Securities Corp., Series 96-CFL, Class X1 (IO)
2.17%(k)	02/25/28	4,637	109,819
Structured Mortgage Loan, Series 07-3, Class 2A1
5.74%	04/25/37	25,629	25,982,286
Wachovia Bank Commercial Mortgage Trust, Series 03, Class C6
5.12%	08/15/35	18,000	17,800,664
Wachovia Bank Commercial Mortgage Trust, Series 06-C27, Class A3
5.76%	07/15/45	2,145	2,174,047
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4
5.31%	11/15/48	23,850	23,382,476
Washington Mutual Asset Securities Corp., Series 05-C1A, Class A1
4.24%(b)	05/25/36	6,374	6,322,183
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1
5.68%(c)	03/25/37	62,404	62,279,071
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1
5.35%(c)	03/25/37	32,016	31,789,169

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $766,050,323)			764,476,939

Certificates of Deposit — 0.1%
SunTrust Bank, Inc.
4.42%
(Cost $3,795,000)	06/15/09	3,795	3,737,844

Asset Backed Securities — 11.8%
Ace Securities Corp., Series 06-HE1, Class A2A
5.21%(c)	02/25/36	3,598	3,588,417
Bank One Issuance Trust, Series 03, Class A3
5.86%(c)	12/15/10	24,225	24,232,553
Capital Auto Receivables Asset Trust, Series 05-1, Class A4
4.05%	07/15/09	8,595	8,561,461

See accompanying notes to financial statements.

56	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities (Continued)
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(b)(c)	01/20/09	$22,249	$22,245,637
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A3
5.31%(b)	10/20/09	26,150	26,146,342
Carrington Mortgage Loan Trust, Series 06-FRE1, Class A1
5.20%(c)	07/25/36	4,309	4,297,342
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	18,875	18,860,634
Chase Issuance Trust, Series 05, Class A5
5.77%(c)	02/15/12	5,805	5,785,881
Chase Issuance Trust, Series 06, Class A3
5.74%(c)	07/15/11	19,270	19,209,802
Citibank Credit Card Issuance Trust, Series 03, Class A6
2.90%	05/17/10	17,060	16,831,152
Citibank Credit Card Issuance Trust, Series 03-A11, Class 03-A11
5.41%(c)	10/15/07	19,165	19,165,379
Countrywide Certificates, Series 04-14, Class A4
5.41%(c)	06/25/35	1,976	1,838,857
Countrywide Certificates, Series 06-3, Class 2A1
5.20%(c)	06/25/36	4,528	4,519,720
Countrywide Certificates, Series 06-8, Class 2A1
5.16%(c)	04/25/28	9,099	9,054,898
Countrywide Certificates, Series 06-IM1, Class A1
5.22%(c)	09/25/28	410	409,866
Discover Card Master Trust I, Series 05-1, Class A
5.76%(c)	09/16/10	36,201	36,167,844
Goldman Sachs Home Equity Trust, Series 06-10, Class AV1
5.21%(c)	06/25/36	8,224	8,213,042
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1
5.20%(c)	03/25/36	10,051	9,928,188
Goldman Sachs Home Equity Trust, Series 06-9, Class A1
5.37%	06/25/36	230	229,305
Maryland Trust, Series 06-I, Class A
5.55%(b)	12/10/49	18,935	18,508,962
MBNA Credit Card Master Notes Trust, Series 98-E, Class A
5.50%(c)	09/15/10	20,210	20,214,927
MBNA Credit Card Master Notes Trust, Series 03, Class A7
2.65%	11/15/10	20,000	19,673,016
MBNA Credit Card Master Notes Trust, Series 06, Class A1
4.90%	07/15/11	19,900	19,922,527
MBNA Credit Card Master Notes Trust, Series 06-A4, Class A4
5.74%(c)	09/15/11	27,000	26,920,096
Novastar Home Equity Loan, Series 06-2, Class A2A
5.18%(c)	06/25/36	3,664	3,659,500
Option One Mortgage Loan Trust, Series 07-5, Class 2A1
5.22%(c)	05/25/37	21,744	21,605,125
Residential Asset Securities Corp., Series 05-KS11, Class AI1
5.21%(c)	09/25/26	475	475,207
Structured Mortgage Loan Trust, Series 05-19XS, Class 1A1
5.45%(c)	10/25/35	6,557	6,389,652
Student Loan Marketing Assoc. Student Loan Trust, Series 05-5, Class A1
5.36%(c)	01/25/18	5,297	5,297,926

TOTAL ASSET BACKED SECURITIES (Cost $383,633,367)			381,953,258

Collateralized Debt Obligations — 0.3%
Small Business Administration Participation Certificates, Series 92-20H, Class 1
7.40%	08/01/12	22	22,135
Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20%	10/01/16	680	702,889
Small Business Administration Participation Certificates, Series 97-20B, Class 1
7.10%	02/01/17	769	795,683
Small Business Administration Participation Certificates, Series 97-P10D, Class 1
6.51%	11/10/07	87	86,787
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1
4.63%	03/10/13	6,579	6,446,349

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $8,150,243)			8,053,843

Corporate Bonds — 20.2%
Banks — 3.7%
Bank of America Corp., Senior Unsecured Notes
5.62%(e)	10/14/16	6,275	6,269,842
6.00%	09/01/17	13,000	13,301,457
Bank of America Corp., Subordinated Bank Notes
6.10%	06/15/17	2,875	2,953,059
Bank of America Corp., Subordinated Notes
6.25%	04/01/08	1,385	1,390,813
Bank of New York Co., Inc., Senior Subordinated Notes
3.80%	02/01/08	3,100	3,083,601
Bank One Texas N.A., Subordinated Bank Notes
6.25%	02/15/08	3,225	3,238,068
BankBoston N.A., Subordinated Bank Notes
6.38%	04/15/08	675	678,527
BankBoston N.A., Subordinated Notes
6.38%	03/25/08	1,600	1,607,350
Citigroup Global Markets Holdings, Inc., Senior Unsecured Notes
6.50%	02/15/08	2,880	2,892,082

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	57

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Banks (Continued)
Citigroup, Inc., Senior Unsecured Notes
3.50%	02/01/08	$11,660	$11,593,538
6.20%	03/15/09	1,700	1,728,829
6.00%	08/15/17	3,075	3,146,411
5.88%	05/29/37	5,800	5,590,771
Citigroup, Inc., Subordinated Notes
6.38%	11/15/08	1,010	1,025,608
Citigroup, Inc., Unsecured Notes
3.62%	02/09/09	1,080	1,060,992
4.13%	02/22/10	8,765	8,608,711
4.63%	08/03/10	4,505	4,468,856
FleetBoston Financial Corp., Senior Unsecured Notes
4.20%	11/30/07	3,310	3,304,492
JPMorgan Chase & Co., Senior Notes
2.63%	06/30/08	2,836	2,781,464
JPMorgan Chase & Co., Senior Unsecured Notes
4.00%	02/01/08	1,915	1,908,018
3.62%	05/01/08	2,509	2,485,077
JPMorgan Chase Bank N.A., Subordinated Notes
6.00%	07/17-10/17	13,580	13,709,561
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	2,855	2,852,899
4.00%	10/15/08	3,000	2,969,361
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	3,325	3,308,332
Wells Fargo & Co., Senior Unsecured Notes
4.20%	01/15/10	3,970	3,903,526
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	6,825	6,753,494
4.88%	01/12/11	2,680	2,654,795

			119,269,534

Broadcasting — 0.3%
News America Holdings, Inc., Secured Notes
8.50%	02/23/25	1,900	2,234,983
News America Holdings, Inc., Senior Debentures
7.75%	01/24-12/45	1,395	1,529,151
7.12%	04/08/28	1,175	1,209,336
7.62%	11/30/28	2,010	2,193,883
8.45%	08/01/34	840	1,020,612
6.75%	01/09/38	30	31,411
8.25%	10/17/49	45	51,406

			8,270,782

Computer & Office Equipment — 0.2%
IBM Corp., Unsecured Notes
5.70%	09/14/17	6,860	6,895,940

Computer Software & Services — 0.0%
Oracle Corp., Unsecured Notes
5.25%	01/15/16	50	48,687

Energy & Utilities — 1.0%
CenterPoint Energy Resources Corp., Senior Unsecured Notes
6.15%	05/01/16	2,100	2,095,863
CenterPoint Energy Resources Corp., Unsecured Notes
7.88%	04/01/13	205	223,976
Detroit Edison Co., Senior Notes
6.35%	10/15/32	5	5,058
Detroit Edison Co., Senior Secured Notes
6.12%	10/01/10	210	216,859
Dominion Resources, Inc., Senior Unsecured Notes
6.25%	06/30/12	60	61,555
Energy East Corp., Unsecured Notes
6.75%	07/15/36	2,125	2,168,881
FirstEnergy Corp., Senior Unsecured Notes
6.45%	11/15/11	185	191,265
Florida Power & Light Co., First Mortgage Bonds
4.95%	06/01/35	2,225	1,893,328
Florida Power Corp., First Mortgage Bonds
5.90%	03/01/33	550	528,448
MidAmerican Energy Holdings Co. Bonds
5.95%	05/15/37	4,625	4,368,447
6.50%(b)	09/15/37	4,975	5,028,750
PacifiCorp
6.25%	10/15/37	3,975	3,970,031
Tenaska Alabama II Partners LP, Senior Secured Notes
6.12%(b)	03/30/23	130	130,326
TXU Corp., Senior Unsecured Notes
4.80%	11/15/09	6,000	6,052,554
XTO Energy, Inc., Senior Unsecured Notes
6.75%	08/01/37	5,125	5,347,579

			32,282,920

Entertainment & Leisure — 0.8%
Comcast Cable Holdings LLC, Senior Debentures
9.80%	02/01/12	260	300,937
7.88%	08/13-02/26	2,855	3,142,882
Comcast Corp., Senior Unsecured Notes
7.05%	03/15/33	1,315	1,386,076
Comcast Corp., Unsecured Notes
6.50%	01/17-11/35	6,705	6,788,465
6.95%	08/15/37	9,250	9,708,893
Time Warner Cable, Inc., Unsecured Notes
6.55%(b)	05/01/37	4,000	3,923,924
Time Warner Cos., Inc., Senior Debentures
9.12%	01/15/13	605	693,582
8.05%	01/15/16	70	78,334
Time Warner, Inc., Senior Unsecured Notes
6.75%	04/15/11	1,080	1,122,543

			27,145,636

Finance — 7.1%
The Bear Stearns Cos., Inc., Senior Unsecured Notes
5.76%(c)	07/19/10	4,220	4,145,433
6.95%	08/10/12	11,555	12,047,439
The Bear Stearns Cos., Inc., Unsecured Notes
6.40%(m)	10/02/17	5,750	5,696,292
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
4.13%	01/15/10	975	958,886
4.75%	05/15/12	3,290	3,227,003

See accompanying notes to financial statements.

58	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Finance (Continued)
General Electric Capital Corp., Senior Unsecured Notes
5.00%(i)	12/10-04/12	$47,210	$47,263,640
General Electric Capital Corp., Unsecured Notes
4.12%	09/01/09	125	123,246
5.00%(e)(j)	11/15/11	15,945	15,872,976
6.15%	08/07/37	11,715	12,022,612
The Goldman Sachs Group, Inc., Senior Unsecured Notes
5.25%	10/15/13	17,285	16,886,805
Lehman Brothers Holdings, Inc., Senior Notes
7.00%	09/27/27	5,025	5,145,032
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
7.88%(e)	08/15/10	2,307	2,433,527
5.75%	07/18/11	3,375	3,385,631
7.39%(c)	09/15/22	5,075	5,079,618
Lehman Brothers Holdings, Inc., Unsecured Notes
5.64%(c)	05/25/10	14,500	14,133,397
5.25%	02/06/12	2,545	2,492,313
6.00%	07/19/12	4,075	4,138,167
Morgan Stanley, Senior Notes
5.61%(c)(i)	01/09/12	45,640	44,710,907
5.63%	01/09/12	250	251,979
5.55%	04/27/17	660	640,351
6.25%	08/28/17	8,725	8,909,961
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	2,150	2,247,030
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	6,770	6,691,326
Pricoa Global Funding, Inc., Senior Secured Notes
4.35%(b)	06/15/08	2,735	2,707,029
Student Loan Marketing Corp., Unsecured Notes
5.66%(c)	01/27/14	6,640	5,795,047
USAA Capital Corp., Senior Unsecured Notes
4.00%(b)	12/10/07	3,065	3,056,553

			230,062,200

Food & Agriculture — 0.3%
Kraft Foods, Inc., Senior Unsecured Notes
6.50%	08/11/17	10,040	10,370,828

Industrial — 0.0%
Osprey Trust/Osprey, Inc., Senior Secured Notes
7.80%(b)(c)(n)(o)	01/15/03	2,375	647,188

Insurance — 1.0%
Hartford Life Global Funding Trust, Secured Notes
5.86%(c)	09/15/09	8,880	8,868,873
MetLife, Inc., Senior Unsecured Notes
6.38%	06/15/34	900	911,902
Monumental Global Funding II, Unsecured Notes
3.85%(b)	03/03/08	210	208,568
5.93%(b)(c)	06/16/10	16,090	16,009,550
New York Life Global Funding, Unsecured Notes
3.88%(b)	01/15/09	2,000	1,985,536
TIAA Global Markets, Senior Unsecured Notes
3.88%(b)	01/22/08	1,605	1,597,179
WellPoint, Inc., Unsecured Notes
5.95%	12/15/34	1,905	1,755,989
5.85%	01/15/36	1,740	1,600,598

			32,938,195

Manufacturing — 0.1%
Belvoir Land LLC, Unsecured Notes
5.27%(b)	12/15/47	2,025	1,774,973

Medical & Medical Services — 0.3%
Amgen, Inc., Senior Unsecured Notes
5.44%(b)(c)	11/28/08	10,995	11,005,203

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.05%	06/04/08	205	202,754

Oil & Gas — 0.5%
Anadarko Petroleum Corp., Senior Unsecured Notes
6.45%	09/15/36	8,175	8,048,279
Atlantic Richfield Co., Debentures
9.12%	03/01/11	4,960	5,662,207
Halliburton Co., Debentures
7.60%(b)	08/15/96	1,429	1,598,841

			15,309,327

Pharmaceuticals — 0.2%
Bristol-Myers Squibb Co., Senior Debentures
6.88%	08/01/97	559	572,638
Bristol-Myers Squibb Co., Unsecured Notes
5.88%	11/15/36	4,050	3,862,784
Merck & Co., Inc., Senior Debentures
6.40%	03/01/28	1,000	1,025,107
Wyeth, Unsecured Notes
5.50%	02/15/16	75	73,471

			5,534,000

Railroad & Shipping — 0.1%
Union Pacific Corp., Senior Debentures
7.12%	02/01/28	2,000	2,139,738

Real Estate — 0.1%
Camden Property Trust, Unsecured Notes (REIT)
4.70%	07/15/09	1,400	1,388,981
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	1,340	1,282,712
5.38%	11/26/13	1,685	1,512,641

			4,184,334

Retail Merchandising — 0.0%
May Department Stores Co., Unsecured Notes
4.80%	07/15/09	50	49,673

Telecommunications — 0.7%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	2,505	2,807,699
AT&T, Inc., Unsecured Notes
6.50%(i)	09/01/37	15,175	15,646,897

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	59

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Telecommunications (Continued)
GTE Corp., Debentures
6.94%	04/15/28	$475	$493,657
New England Telephone & Telegraph Co., Debentures
7.88%(e)	11/15/29	1,355	1,505,578
Sprint Capital Corp., Senior Unsecured Notes
8.38%	03/15/12	55	60,557
Verizon Maryland, Inc., Debentures
5.12%	06/15/33	650	536,345

			21,050,733

Transportation — 0.3%
United Technologies Corp., Unsecured Notes
5.69%(c)(e)	06/01/09	8,650	8,650,035

Yankee — 3.5%
Banks — 1.1%
Anz National Bank International Ltd. (New Zealand), Unsecured Notes
5.47%(b)(c)(f)(i)	04/14/10	28,990	28,917,293
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.50%(b)(f)	11/30/07	5,450	5,442,234
Korea Development Bank (South Korea), Notes
4.25%(f)	11/13/07	70	69,926

			34,429,453

Energy & Utilities — 0.5%
ConocoPhillips Funding Co. (Australia), Unsecured Notes
5.46%(c)(f)	04/09/09	14,085	14,035,646
Korea Electric Power Corp. (South Korea), Notes
5.12%(b)(f)	04/23/34	75	73,471
Scottish Power Plc (United Kingdom), Unsecured Notes
4.91%(f)	03/15/10	3,200	3,172,451
Suncor Energy, Inc. (Canada), Unsecured Notes
6.50%(f)	06/15/38	285	291,568

			17,573,136

Finance — 0.6%
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(f)	01/15/08	12,900	12,860,384
MassMutual Global Funding II (Cayman Islands), Senior Secured Notes
2.55%(b)(f)	07/15/08	3,740	3,663,959
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(b)(f)	02/01/10	2,165	2,120,637
Pemex Finance Ltd. (Cayman Islands), Senior Unsecured Notes
9.03%(f)	02/15/11	1,190	1,255,450

			19,900,430

Government — 0.4%
AID-Israel (Israel), Unsecured Notes
5.50%(f)	04/24-09/33	12,210	12,655,790
United Mexican States (Mexico), Senior Unsecured Notes
5.62%(f)	01/15/17	1,600	1,595,200

			14,250,990

Metal & Mining — 0.1%
Teck Cominco Ltd. (Canada), Senior Unsecured Notes
6.12%(f)	10/01/35	2,375	2,223,793

Telecommunications — 0.8%
Deutsche Telekom International Finance BV (Netherlands), Senior Unsecured Notes
8.25%(c)(f)	06/15/30	20	24,483
France Telecom (France), Senior Unsecured Notes
7.75%(f)	03/01/11	600	644,953
Telecom Italia Capital (Italy), Senior Unsecured Notes
5.25%(f)	11/15/13	285	276,592
6.00%(f)	09/30/34	385	357,978
Telecom Italia Capital (Italy), Unsecured Notes
5.25%(f)	10/01/15	3,700	3,512,514
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
6.42%(f)	06/20/16	2,400	2,462,770
7.05%(f)	06/20/36	1,800	1,917,326
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(f)	09/15/10	1,970	2,103,566
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes
7.75%(f)	02/15/10	2,985	3,151,629
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.45%(c)(f)	12/28/07	10,510	10,504,755

			24,956,566

TOTAL CORPORATE BONDS (Cost $652,146,334)			651,167,048

See accompanying notes to financial statements.

60	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Foreign Bonds — 0.6%
Canada — 0.2%
Province of Manitoba, Senior Unsecured Notes (NZD)
6.38%	09/01/15	$2,695		$1,904,863
Province of Ontario, Unsecured Notes (NZD)
6.25%	06/16/15	6,105		4,264,786

				6,169,649

France — 0.4%
France Government Bonds (EUR)
3.75%	04/25/17	10,050		13,596,856

TOTAL FOREIGN BONDS (Cost $19,137,422)				19,766,505

Taxable Municipal Bond — 0.1%
Fort Irwin Land California LLC Military Housing Revenue Bonds, Class II, Series A
5.30%(b)
(Cost $3,414,092)	12/15/35	3,415		3,086,101

		Par/Shares (000)
Short Term Investments — 0.5%
Federal Home Loan Bank, Discount Notes
4.50%(h)	11/30/07	7,000		6,944,875
Galileo Money Market Fund, 4.72%(p)		8,041		8,040,631

TOTAL SHORT TERM INVESTMENTS (Cost $14,988,131)				14,985,506

		Number of Contracts
Call Swaptions Purchased — 0.8%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		9,550	(q)	3,754,105
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		3,780	(q)	2,113,508
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		11,090	(q)	5,386,324
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		5,510	(q)	2,052,475
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		7,410	(q)	3,493,074
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		6,846	(q)	3,839,517
Lehman Brothers, Strike Rate 6.075%, Expires 07/10/12		9,760	(q)	5,632,496

TOTAL CALL SWAPTIONS PURCHASED (Cost $22,159,456)				26,271,499

Put Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		9,550	(q)	$5,067,230
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		3,780	(q)	2,723,996
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		11,090	(q)	3,701,676
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		5,510	(q)	3,054,744
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		7,410	(q)	2,614,989
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		6,846	(q)	2,504,450
Lehman Brothers, Strike Rate 6.075%, Expires 07/10/12		9,760	(q)	3,477,488

TOTAL PUT SWAPTIONS PURCHASED (Cost $22,159,456)				23,144,573

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 211.5% (Cost $6,831,275,433)				6,829,559,637

	Maturity	Par (000)
Affiliated Investments — 0.4%
Commercial Mortgage Backed Securities — 0.4%
Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4
5.24%	11/12/35	$7,100		7,044,314
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM
6.02%(c)	07/12/17	8,150		8,185,072

TOTAL AFFILIATED INVESTMENTS (Cost $15,501,488)				15,229,386

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 211.9% (Cost $6,846,776,921(a))				6,844,789,023

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	61

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Mortgage Pass-Through TBA Sale Commitments — (68.6)%
Federal Home Loan Mortgage Corp. Gold 15 Year
4.50%	10/01/22	$(23,000)		$(22,137,500)
Federal Home Loan Mortgage Corp. Gold 15 Year
5.00%	10/01/22	(1,000)		(980,000)
Federal Home Loan Mortgage Corp. Gold 30 Year
5.50%	10/01/37	(157,500)		(154,202,265)
6.00%	10/01/37	(107,000)		(107,100,366)
Federal National Mortgage Assoc. 15 Year
4.50%	10/01/22	(1,600)		(1,540,499)
5.50%	10/01/22	(118,000)		(117,705,000)
6.00%	10/01/22	(500)		(506,562)
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	(237,600)		(226,611,000)
5.50%	10/01/37	(241,700)		(236,714,938)
6.00%	10/01/37	(971,000)		(972,213,750)
6.50%	10/01/37	(222,200)		(226,227,375)
Government National Mortgage Assoc. I 30 Year
5.50%	10/01/37	(139,500)		(137,538,351)
Government National Mortgage Assoc. II 30 Year
6.00%	10/01/37	(15,000)		(15,093,750)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS
(Proceeds $2,225,149,859)				(2,218,571,356)

		Number of Contracts
Call Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $110, Expires 11/20/07
(Premiums received $402,295)		(698)		(458,062)

Call Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(3,420	)(q)	(612,105)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08		(2,970	)(q)	(976,298)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(4,440	)(q)	(1,649,194)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(3,270	)(q)	(1,460,709)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(5,510	)(q)	(872,233)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $6,770,200)				(5,570,539)

Put Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $108, Expires 11/20/07
(Premiums received $390,780)		(698)		(305,375)

Put Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(3,420	)(q)	(875,862)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08		(2,970	)(q)	(610,798)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(4,440	)(q)	(1,596,287)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(3,270	)(q)	(1,038,879)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(5,510	)(q)	(1,351,603)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $6,770,200)				(5,473,429)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (0.4)%
(Premiums received $14,333,475)				(11,807,405)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 142.9% (Cost $4,621,627,062)				4,614,410,262
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (7.8)%				(252,999,541)
LIABILITIES IN EXCESS OF OTHER ASSETS — (35.1)%				(1,131,963,105)

NET ASSETS — 100.0%				$3,229,447,616

See accompanying notes to financial statements.

62	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $6,848,353,620. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$32,923,209
Gross unrealized depreciation	(36,487,806)

$(3,564,597)

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 5.9% of its net assets, with a current market value of $192,244,046, in securities restricted as to resale.

(c)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(d)	The security is a perpetual bond and has no stated maturity date.
(e)	Security, or a portion thereof, with a market value of $18,336,634, has been pledged as collateral for swap and swaption contracts.
(f)	U.S. dollar denominated security issued by foreign domiciled entity.
(g)	Security, or a portion thereof, subject to financing transactions.
(h)	The rate shown is the effective yield at the time of purchase.
(i)	Security, or a portion thereof, with a market value of $260,912,307, has been pledged as collateral for reverse repurchase agreements.
(j)

Security, or a portion thereof, pledged as collateral with a value of $3,833,880 on 5,369 short U.S. Treasury Note futures contracts, 7,861 long U.S. Treasury Note futures contracts, 1,430 short U.S. Treasury Bond futures contracts, 508 long Euro-Bobl futures contracts and 323 long Euro-Bund futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $1,896,839,711, with an unrealized gain of $385,236 (including commissions of $30,577).

(k)	The rate shown is the effective yield as of September 30, 2007.
(l)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $326,967, which represents less than 0.1% of net assets.

(m)	When-issued security.
(n)	Security in default.
(o)	As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity.
(p)	Represents current yield as of September 30, 2007.
(q)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	63

Schedule of Investments As of September 30, 2007	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
U.S. Government & Agency Obligations — 2.4%
U.S. Treasury Notes
4.12%(b)
(Cost $39,349,318)	08/31/12	$39,600		$39,439,145

Mortgage Pass-Throughs — 220.0%
Federal Home Loan Mortgage Corp.
13.00%	09/10-02/16	164		184,189
11.00%	04/12-09/20	85		94,688
12.00%	06/13-06/20	102		115,198
11.50%	07/13-06/20	116		126,137
12.50%(c)	12/15-07/19	146		155,367
10.00%	07/01/19	0	(d)	256
Federal Home Loan Mortgage Corp. ARM
5.02%(c)(e)(f)	10/01/35	14,011		13,889,944
Federal Home Loan Mortgage Corp. Gold
8.00%(c)	01/08-08/32	1,460		1,534,926
7.50%(c)(f)	05/09-12/32	10,610		11,084,442
6.00%(c)(f)	10/09-01/21	5,875		5,961,107
5.50%(c)	05/01/22	497		495,973
8.50%	01/25-07/25	214		229,568
6.50%	03/29-03/37	5,126		5,236,083
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
6.00%	10/01/22	200		202,500
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.00%	10/01/37	41,900		39,962,125
5.50%	10/01/37	164,000		160,566,168
6.50%	10/01/37	4,700		4,783,716
Federal National Mortgage Assoc.
7.00%	08/09-12/11	8		7,949
11.00%	02/11-08/20	202		226,156
8.50%	08/12-07/23	734		789,671
5.10%	02/01/13	39,220		39,188,343
13.00%	09/13-03/15	186		212,188
8.00%	08/14-09/27	23		24,233
5.97%	08/01/16	13,834		14,038,605
4.50%(f)	09/20-03/37	3,028		2,813,828
7.50%(c)(f)	09/25-12/32	3,634		3,804,110
6.50%(c)	07/29-09/37	37,134		37,855,166
6.00%(c)	01/36-12/37	179,787		180,079,131
5.00%(c)(f)	01/37-04/37	9,186		8,762,963
Federal National Mortgage Assoc. 15 Year TBA
4.50%	10/01/22	121,000		116,500,252
5.00%	10/01/22	201,000		196,980,000
6.00%	10/01/22	24,000		24,315,000
Federal National Mortgage Assoc. 30 Year TBA
4.50%	10/01/37	5,100		4,730,250
5.00%	10/01/37	67,000		63,901,250
5.50%	10/01/37	1,238,000		1,212,466,250
6.00%	10/01/37	318,000		318,397,500
6.50%	10/01/37	528,500		538,079,063
Federal National Mortgage Assoc. ARM
4.85%(e)(g)	09/01/35	20,821		20,866,345
4.95%(e)(g)	09/01/35	28,640		28,342,444
5.82%(e)(g)	07/01/36	17,969		18,009,132
5.48%(e)(g)	12/01/36	17,716		17,778,915
Government National Mortgage Assoc. I
6.09%	10/15/08	34,300		35,592,774
6.00%(c)	01/14-11/31	1,818		1,836,160
5.50%(c)(f)	03/14-04/29	578		574,926
10.50%	01/15/16	2		2,295
7.00%(c)	06/23-04/32	2,642		2,766,895
7.50%(c)	02/25-12/31	3,235		3,394,339
8.00%(c)	07/01/37	16,522		17,578,596
Government National Mortgage Assoc. I 30 Year TBA
6.00%	10/01/37	81,000		81,506,250
6.50%	10/01/37	30,400		31,065,000
Government National Mortgage Assoc. II
8.00%	04/20/13	56		58,590
Government National Mortgage Assoc. II 30 Year TBA
5.50%	10/01/37	23,900		23,534,091
6.00%	10/01/37	351,000		352,537,380
6.50%	10/01/37	300		306,093

TOTAL MORTGAGE PASS-THROUGHS (Cost $3,650,796,860)				3,643,544,520

Collateralized Mortgage Obligations — 61.7%
ABN AMRO Mortgage Corp., Series 03-7, Class A1
4.75%	07/25/18	24,556		24,144,761
Banc of America Funding Corp., Series 06-7, Class 1A7
6.00%	09/25/36	29,437		29,619,489
Banc of America Funding Corp., Series 06-B, Class 5A1
5.82%(e)	03/20/36	19,797		20,012,927
Banc of America Mortgage Securities, Series 03-5, Class 2A1
5.00%	07/25/18	16,063		15,646,578
Chase Mortgage Finance Corp., Series 03-S3, Class A1
5.00%	03/25/18	3,559		3,473,522
Chase Mortgage Finance Corp., Series 03-S4, Class 2A1
5.00%	04/25/18	9,886		9,744,683
Countrywide Alternative Loan Trust, Series 07-16CB, Class 5A3
6.25%	08/25/37	32,538		32,822,708
Countrywide Alternative Loan Trust, Series 07-3T1, Class 1A7
6.00%	04/25/37	15,367		15,534,522
Countrywide Home Loans, Series 04-J1, Class 2A1
4.75%	01/25/19	11,386		11,123,849
Countrywide Home Loans, Series 04-J4, Class 2A1
5.00%	05/25/19	1,822		1,792,191
Countrywide Home Loans, Series 06-20, Class 1A33
6.00%	02/25/37	30,922		31,218,040
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1
5.25%	10/25/19	1,471		1,433,761
Credit Suisse First Boston Mortgage Securities Corp., Series 03-23, Class 8A1
5.00%	09/25/18	15,069		14,858,223
Credit Suisse First Boston Mortgage Securities Corp., Series 03-8, Class 2A1
5.00%	04/25/18	7,300		7,098,646

See accompanying notes to financial statements.

64	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 05-11, Class 6A5
6.00%	12/25/35	$10,098	$10,216,337
Credit Suisse First Boston Mortgage Securities Corp., Series 05-4, Class 3A16
5.50%	06/25/35	11,761	11,789,638
Credit Suisse First Boston Mortgage Securities Corp., Series 05-5, Class 2A8
5.50%	07/25/35	7,867	7,880,304
Credit Suisse First Boston Mortgage Securities Corp., Series 4A1, Class 03-10
5.00%	05/25/18	9,109	8,853,363
Deutsche Mortgage Securities, Inc., Series 04-1, Class 2A1
4.75%	10/25/18	12,116	11,835,364
Federal Home Loan Mortgage Corp., Series 1220, Class A
5.72%(e)	02/15/22	244	243,851
Federal Home Loan Mortgage Corp., Series 1220, Class B (IO)
4.90%(h)	02/15/22	1,982	24,325
Federal Home Loan Mortgage Corp., Series 06-3110, Class HA
5.50%	01/15/27	7,008	7,045,590
Federal Home Loan Mortgage Corp., Series 2634, Class TH
4.50%	06/15/18	9,522	8,898,862
Federal Home Loan Mortgage Corp., Series 2656, Class AB
5.50%	08/15/33	10,959	10,861,870
Federal Home Loan Mortgage Corp., Series 2743, Class HE
4.50%	02/15/19	8,890	8,375,529
Federal Home Loan Mortgage Corp., Series 2746, Class EG
4.50%	02/15/19	7,800	7,371,572
Federal Home Loan Mortgage Corp., Series 2798, Class JK
4.50%	05/15/19	10,482	9,877,346
Federal Home Loan Mortgage Corp., Series 2827, Class DG
4.50%	07/15/19	11,152	10,371,393
Federal Home Loan Mortgage Corp., Series 2882, Class UW
4.50%	11/15/19	11,690	10,764,156
Federal Home Loan Mortgage Corp., Series 2899, Class KT
4.50%	12/15/19	7,962	7,326,129
Federal Home Loan Mortgage Corp., Series 2924, Class DB
4.50%	01/15/20	9,849	9,134,234
Federal Home Loan Mortgage Corp., Series 2948, Class KT
4.50%	03/15/20	6,561	6,013,414
Federal Home Loan Mortgage Corp., Series 2957, Class KN
5.50%	06/15/30	19,121	19,012,588
Federal Home Loan Mortgage Corp., Series 2958, Class MD
5.50%	01/15/31	15,000	14,914,614
Federal Home Loan Mortgage Corp., Series 2963, Class DL
5.50%	02/15/31	9,214	9,008,184
Federal Home Loan Mortgage Corp., Series 2971, Class GD
5.00%	05/15/20	16,450	15,872,011
Federal Home Loan Mortgage Corp., Series 2987, Class HE
4.50%	06/15/20	7,800	7,278,136
Federal Home Loan Mortgage Corp., Series 2995, Class JK
4.50%	06/15/20	6,045	5,593,465
Federal Home Loan Mortgage Corp., Series 3042, Class EA
4.50%	09/15/35	20,899	19,054,091
Federal Home Loan Mortgage Corp., Series 3136, Class PD
6.00%	12/15/34	9,000	9,111,634
Federal Home Loan Mortgage Corp., Series 3150, Class EK
5.00%	05/15/25	22,500	22,300,715
Federal Home Loan Mortgage Corp., Series 3192, Class GA
6.00%	03/15/27	24,632	24,952,708
Federal Home Loan Mortgage Corp., Series 3215, Class QH
6.00%	09/15/36	9,656	9,524,952
Federal Home Loan Mortgage Corp., Series 3218, Class BG
6.00%	09/15/36	9,740	9,806,368
Federal Home Loan Mortgage Corp., Series 3242, Class NC
5.75%	12/15/28	23,473	23,707,752
Federal Home Loan Mortgage Corp., Series R008, Class FK
5.72%(e)	07/15/23	65,349	65,057,362
Federal Home Loan Mortgage Corp., Series SF4, Class B
2.37%	12/15/09	1,103	1,098,663
Federal National Mortgage Assoc., Series 98-M1, Class 2 (IO)
0.89%(h)	02/25/13	8,086	65,008
Federal National Mortgage Assoc., Series 02-59, Class B
5.50%	09/25/17	11,197	11,341,518
Federal National Mortgage Assoc., Series 03-130, Class SP (IO)
1.87%(h)	08/25/28	2,922	56,818
Federal National Mortgage Assoc., Series 03-28, Class TB
5.00%	08/25/22	4,047	3,982,735
Federal National Mortgage Assoc., Series 03-41, Class YF
5.43%(e)	06/25/28	10,993	10,987,608
Federal National Mortgage Assoc., Series 04-29, Class FW
5.43%(e)	12/25/17	4,495	4,513,301
Federal National Mortgage Assoc., Series 04-61, Class TF
5.53%(e)	10/25/31	12,088	12,136,111
Federal National Mortgage Assoc., Series 05-103, Class AT
5.50%	06/25/24	14,318	14,456,275
Federal National Mortgage Assoc., Series 05-25, Class PD
5.50%	11/25/30	13,934	13,817,933

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	65

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Collateralized Mortgage Obligations (Continued)
Federal National Mortgage Assoc., Series 05-36, Class CD
5.50%	11/25/31	$18,300	$18,237,447
Federal National Mortgage Assoc., Series 06-106, Class PA
5.50%	06/01/30	33,033	33,197,169
Federal National Mortgage Assoc., Series 2618, Class PT
4.50%	10/15/31	15,000	14,062,889
Federal National Mortgage Assoc., Series 273, Class 2 (IO)
7.00%(h)	08/01/26	169	42,576
Federal National Mortgage Assoc., Series 353, Class 2 (IO)
5.00%(h)	07/01/34	34,766	9,168,632
Federal National Mortgage Assoc., Series 367, Class 2 (IO)
5.50%(h)	01/25/36	33,968	8,914,543
Federal National Mortgage Assoc., Series 370, Class 2 (IO)
6.00%(h)	05/25/36	22,213	5,492,361
First Horizon Alternative Mortgage Securities Corp., Series 05-FA9, Class A5
5.50%	12/25/35	8,678	8,685,933
Government National Mortgage Assoc., Series 03-105, Class A
4.50%	11/16/27	18,050	17,766,780
Government National Mortgage Assoc., Series 05-71, Class AB
5.50%	09/20/35	10,680	10,722,521
Government National Mortgage Assoc., Series 06-15 (IO)
0.83%(h)	04/16/46	132,359	6,360,538
JPMorgan Alternative Loan Trust, Series 06-S1, Class 3A1A
5.35%(e)	03/25/36	5,235	5,242,446
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3
3.76%(e)	11/25/33	4,767	4,710,090
Master Asset Securitization Trust, Series 03-4, Class 2A7
4.75%	05/25/18	6,829	6,709,572
Master Asset Securitization Trust, Series 03-5, Class 2A1
5.00%	06/25/18	9,184	8,991,794
Master Asset Securitization Trust, Series 03-7, Class 2A1
4.75%	08/25/18	12,504	12,288,722
Master Asset Securitization Trust, Series 04-8, Class 3A1
5.25%	08/25/19	983	964,761
Residential Asset Securitization Trust, Series 06-A10, Class A4
6.50%	09/25/36	15,450	15,737,253
Residential Funding Mortgage Securities I, Inc., Series 03-S16, Class A3
5.00%	09/25/18	12,578	12,251,450
Residential Funding Mortgage Securities I, Inc., Series 03-S8, Class A1
5.00%	05/25/18	16,757	16,481,319
Residential Funding Mortgage Securities I, Inc., Series 06-S1, Class 1A5
5.25%	01/25/36	8,649	8,603,477
Residential Funding Mortgage Securities I, Inc., Series 07-S6, Class 2A12
6.00%	06/01/37	36,870	37,177,148
Salomon Brothers Mortgage Securities VI, Series 87-1 (IO)
11.00%(h)	02/17/17	25	6,235
Salomon Brothers Mortgage Securities VI, Series 87-1 (PO)
11.50%(h)	02/17/17	25	22,323
Structured Asset Securities Corp., Series 05-6, Class 5A6
5.00%	05/25/35	12,816	12,725,992
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A
5.00%	11/25/18	776	765,200
Washington Mutual, Series 03-S3, Class 2A1
5.00%	05/25/18	9,030	8,906,376
Washington Mutual, Series 03-S5, Class 2A
5.00%	06/25/18	11,313	11,157,585
Washington Mutual, Series 03-S7, Class A1
4.50%	08/25/18	12,762	12,175,856
Washington Mutual, Series 03-S8, Class A2
5.00%	09/25/18	8,329	8,154,636
Wells Fargo Mortgage Backed Securities Trust, Series 05-13, Class A1
5.00%	11/25/20	13,807	13,528,668

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $1,020,994,891)			1,022,310,019

Commercial Mortgage Backed Securities — 15.3%
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4
5.89%(e)	12/10/49	3,750	3,791,008
Citimortgage Alternative Loan Trust, Series 07-A2, Class 1A5
6.00%	02/25/37	18,851	18,994,904
Countrywide Alternative Loan Trust, Series 06-18CB,Class A12
5.73%(e)	07/25/36	8,015	7,996,577
Countrywide Alternative Loan Trust, Series 06-19CB, Class A23
5.53%(e)	08/25/36	6,014	5,987,808
Countrywide Alternative Loan Trust, Series 06-25CB, Class A10
5.73%(e)	10/25/36	15,081	15,044,990
Countrywide Alternative Loan Trust, Series 06-27CB, Class A4
6.00%	11/25/36	3,674	3,699,985
Countrywide Alternative Loan Trust, Series 06-41CB, Class 1A3
6.00%	01/25/37	7,344	7,427,844
Countrywide Alternative Loan Trust, Series 07-19, Class 1A8
6.00%	08/01/37	14,429	14,410,606
Countrywide Alternative Loan Trust, Series 07-A3, Class 1A7
5.75%	03/25/37	10,392	10,407,984
Federal National Mortgage Assoc. Grantor Trust, Series 04-T9, Class A1
5.27%(e)	04/25/35	4,567	4,566,733
Federal National Mortgage Assoc. Whole Loan, Series 96-W1, Class AL
7.25%	03/25/26	750	773,083

See accompanying notes to financial statements.

66	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Commercial Mortgage Backed Securities (Continued)
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/25/32	$18,719		$18,399,152
Government National Mortgage Assoc., Series 01-58, Class C
5.47%(e)	08/16/27	20,000		20,124,230
Government National Mortgage Assoc., Series 04-10 (IO)
0.95%(h)	01/16/44	55,785		2,207,789
Government National Mortgage Assoc., Series 04-77 (IO)
0.86%(h)	09/16/44	136,541		5,650,054
Government National Mortgage Assoc., Series 04-97, Class C
4.52%(e)	02/16/28	8,400		8,091,182
Government National Mortgage Assoc., Series 05-10, Class ZB
5.18%(e)	12/16/44	3,143		2,796,566
Government National Mortgage Assoc., Series 05-12, Class C
4.66%	12/16/30	20,000		19,367,002
Government National Mortgage Assoc., Series 05-29, Class Z
4.25%(e)	04/16/45	4,986		3,759,171
Government National Mortgage Assoc., Series 05-50 (IO)
0.93%(h)	06/16/45	31,325		1,767,374
Government National Mortgage Assoc., Series 05-59, Class ZA
4.96%(e)	03/16/46	9,597		8,287,432
Government National Mortgage Assoc., Series 05-67, Class Z
4.72%(e)	08/16/45	6,044		5,118,731
Government National Mortgage Assoc., Series 05-9 (IO)
0.75%(h)	01/16/45	131,591		6,333,362
Government National Mortgage Assoc., Series 05-9, Class Z
4.65%(e)	01/16/45	5,637		4,627,294
Government National Mortgage Assoc., Series 05-90 (IO)
0.90%(h)	11/16/45	132,253		6,711,389
Government National Mortgage Assoc., Series 06-30 (IO)
0.79%(h)	05/16/46	50,275		2,708,551
Government National Mortgage Assoc., Series 06-5 (IO)
0.79%(h)	01/16/46	128,250		6,632,956
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-CB20, Class A4
5.79%	02/12/49	10,310		10,411,450
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(e)	07/15/25	40		37,899
Residential Funding Mortgage Securities I, Series 07-S2, Class A3
6.00%	02/01/37	26,590		26,796,179
Structured Asset Receivables Trust, Series 03-2
5.72%(e)(i)	01/21/09	690		687,845

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $256,314,538)				253,617,130

Project Loan — 0.0%
Government National Mortgage Assoc. I TBA 3.00%
(Cost $99,921)	04/15/20	98		100,371

Asset Backed Securities — 5.6%
Countrywide Home Equity Loan Trust, Series 04-K, Class 2A
6.05%(e)(f)	02/15/34	2,298		2,273,684
Harborview Mortgage Loan Trust, Series 06-12,Class 2A2B
5.79%(e)	01/19/38	42,769		41,592,395
Harborview Mortgage Loan Trust, Series 06-4, Class 2AB1
5.77%(e)	11/19/36	47,313		46,043,060
Option One Mortgage Loan Trust, Series 06-1, Class 2A1
5.20%(e)	01/25/36	2,322		2,313,743

TOTAL ASSET BACKED SECURITIES (Cost $92,053,978)				92,222,882

Collateralized Debt Obligations — 0.1%
Small Business Administration Participation Certificates, Series 96-20J, Class 1
7.20%	10/01/16	84		86,421
Small Business Administration Participation Certificates, Series 98-20J, Class 1
5.50%	10/01/18	90		91,260
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1
4.63%	03/10/13	820		803,897

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $994,242)				981,578

		Par/Shares (000)
Short Term Investments — 0.6%
Federal Home Loan Bank, Discount Notes
3.75%(j)	10/01/07	2,000		2,000,000
Federal National Mortgage Assoc., Discount Notes
4.50%(j)	11/30/07	189		187,583
Galileo Money Market Fund, 4.72%(k)		8,129		8,128,699

TOTAL SHORT TERM INVESTMENTS (Cost $10,316,282)				10,316,282

		Number of Contracts
Call Swaption Purchased — 0.0%
Bank of America, Strike Rate 5.470%, Expires 05/08/12
(Cost $1,270,400)		3,200	(l)	1,257,920

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	67

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

		Number of Contracts		Value
Put Swaption Purchased — 0.1%
Bank of America, Strike Rate 5.470%, Expires 05/08/12
(Cost $1,270,400)		3,200	(l)	$1,697,920

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 305.8% (Cost $5,073,460,830)				5,065,487,767

	Maturity	Par (000)
Affiliated Investments — 1.6%
Collateralized Mortgage Obligations — 1.6%
Merrill Lynch Mortgage Investors Trust, Series 06-A3, Class 3A1
5.83%(e)	05/01/36	$25,433		25,725,106

Commercial Mortgage Backed Securities — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42
7.43%	09/01/22	1		612

TOTAL AFFILIATED INVESTMENTS (Cost $25,385,472)				25,725,718

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 307.4% (Cost $5,098,846,302(a))				5,091,213,485

Mortgage Pass-Through TBA Sale Commitments — (138.6)%
Federal Home Loan Mortgage Corp. Gold 15 Year
6.00%	10/01/22	(6,000)		(6,075,000)
Federal Home Loan Mortgage Corp. Gold 30 Year
5.50%	11/01/34	(164,000)		(160,566,168)
5.00%	10/01/37	(41,900)		(39,962,125)
6.50%	10/01/37	(133)		(135,861)
Federal National Mortgage Assoc. 15 Year
4.50%	10/01/22	(121,000)		(116,500,252)
5.00%	10/01/22	(201,000)		(196,980,000)
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	(66,000)		(62,947,500)
5.50%	10/01/37	(488,200)		(478,130,875)
6.00%	10/01/37	(317,700)		(318,097,125)
6.50%	10/01/37	(522,039)		(531,500,466)
Government National Mortgage Assoc. 30 Year
5.50%	10/01/37	(300)		(295,781)
6.00%	10/01/37	(50,200)		(50,435,438)
Government National Mortgage Assoc. II 30 Year
6.00%	10/01/37	(332,800)		(334,317,504)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMENTS
(Proceeds $2,303,405,483)				(2,295,944,095)

		Number of Contracts
Call Swaption Written — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08
(Premiums received $266,570)		(610	)(l)	$(109,177)

Put Swaption Written — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08
(Premiums received $266,570)		(610	)(l)	(156,221)

TOTAL SWAPTIONS WRITTEN — 0.0%
(Premiums received $533,140)				(265,398)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 168.8% (Cost $2,795,440,818)				2,795,003,992
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (5.7)%				(94,531,970)
LIABILITIES IN EXCESS OF OTHER ASSETS — (63.1)%				(1,044,185,339)

NET ASSETS — 100.0%				$1,656,286,683

See accompanying notes to financial statements.

68	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Government Income Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $5,105,556,412. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$7,074,535
Gross unrealized depreciation	(21,417,462)

$(14,342,927)

(b)	Security, or a portion thereof, subject to financing transactions.
(c)	Security, or a portion thereof, with a market value of $31,551,573, has been pledged as collateral for swap and swaption contracts.
(d)	Par held at September 30, 2007 is less than $500.
(e)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(f)

Security, or a portion thereof, pledged as collateral with a value of $4,910,824 on 11,573 short U.S. Treasury Note futures contracts and 7,877 long U.S. Treasury Note futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $2,231,601,683, with an unrealized loss of $302,018 (including commissions of $42,732).

(g)	Security, or a portion thereof, with a market value of $97,710,206, has been pledged as collateral for reverse repurchase agreements.
(h)	The rate shown is the effective yield as of September 30, 2007.
(i)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 0.0% of its net assets, with a current market value of $687,845, in securities restricted as to resale.

(j)	The rate shown is the effective yield at the time of purchase.
(k)	Represents current yield as of September 30, 2007.
(l)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	69

Schedule of Investments As of September 30, 2007	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
U.S. Government & Agency Obligations — 88.3%
U.S. Treasury Inflation Protected Bonds
2.38%(b)	01/15/25	$7,365	$8,210,616
2.00%	01/15/26	440	440,996
2.42%(b)	01/15/27	2,845	2,974,445
3.62%	04/15/28	4,129	6,477,520
3.88%(c)	04/15/29	2,225	3,580,040
3.38%	04/15/32	1,985	2,845,213
U.S. Treasury Inflation Protected Notes
3.88%(b)	01/15/09	2,750	3,564,353
2.38%	04/11-01/17	12,850	13,408,472
3.38%	01/15/12	1,891	2,332,714
3.00%	07/15/12	365	440,101
1.88%	07/13-07/15	11,630	12,739,028
2.00%	01/14-01/16	13,225	14,584,019
1.62%	01/15/15	3,650	3,809,414
2.50%	07/15/16	1,866	1,960,454
U.S. Treasury Notes
4.62%	11/15/16	140	140,689

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $77,672,004)			77,508,074

Mortgage Pass-Throughs — 8.4%
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	10/01/37	2,000	1,958,124
Federal National Mortgage Assoc. 30 Year TBA
5.50%	10/11/37	4,600	4,505,125
Federal National Mortgage Assoc. ARM
4.37%(d)	06/01/34	312	308,823
4.63%(d)	02/01/35	608	605,619

TOTAL MORTGAGE PASS-THROUGHS (Cost $7,426,368)			7,377,691

Commercial Mortgage Backed Securities — 2.4%
Bear Stearns Commercial Mortgage Securities, Inc., Series 06-PW14, Class A4
5.20%	12/01/38	360	350,904
Bear Stearns Commercial Mortgage Securities, Inc., Series 07-PW15, Class A4
5.33%	02/11/44	330	323,618
JPMorgan Chase Commercial Mortgage Securities Corp., Series 02-CIB4, Class A3
6.16%	05/12/34	435	451,760
Wachovia Bank Commercial Mortgage Trust, Series 05-C22, Class A4
5.44%(d)	12/01/44	480	476,538
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4
5.93%(d)	05/15/43	475	483,641

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $2,055,382)			2,086,461

Asset Backed Securities — 8.6%
Bear Stearns Asset Backed Securities Trust, Series 06-HE4, Class 1A1
5.19%(d)	11/25/29	829	824,644
Bear Stearns Asset-Backed Securities Trust, Series 07-2, Class A1
5.32%(d)	02/25/37	662	657,279
Countrywide Certificates, Series 06-20, Class 2A1
5.18%(d)	04/25/37	877	871,355
Morgan Stanley Capital I, Inc., Series 06-HE7, Class A2A
5.18%(d)	09/25/36	793	788,576
Nomura Home Equity Loan, Inc., Series 06-HE1, Class A1
4.77%(d)	02/25/36	404	403,009
Novastar Home Equity Loan, Series 06-3, Class A2A
5.43%(d)	07/25/36	943	940,758
Popular Mortgage Pass-Through Trust, Series 06-D, Class A1
5.19%(d)	11/25/36	732	726,670
Structured Asset Investment Loan Trust, Series 06-1, Class A1
5.21%(d)	01/25/36	332	330,824
Structured Asset Securities Corp., Series 06-BC3, Class A2
5.37%(d)	10/25/36	976	966,127
Structured Asset Securities Corp., Series 07-WF2, Class A2
6.20%(d)	08/25/37	994	991,330

TOTAL ASSET BACKED SECURITIES (Cost $7,455,082)			7,500,572

Corporate Bonds — 3.4%
Finance — 2.6%
Student Loan Marketing Corp., Senior Unsecured Notes
3.82%(d)	04/01/09	2,500	2,299,625

Yankee — 0.8%
Finance — 0.7%
VTB Capital SA (Luxembourg), Unsecured Notes
5.97%(d)(e)	08/01/08	650	643,500

Government — 0.1%
United Mexican States (Mexico), Senior Unsecured Notes
6.75%(e)	09/27/34	50	54,375

TOTAL CORPORATE BONDS (Cost $3,202,896)			2,997,500

Foreign Bonds — 0.6%
Finland — 0.2%
Republic of Finland, Senior Unsecured Notes (JPY)
0.30%	10/18/07	26,100	227,139

Germany — 0.4%
Kreditanstalt Fur Wiederaufbaure, Unsecured Notes (JPY)
0.60%(d)	08/08/11	38,000	330,822

TOTAL FOREIGN BONDS (Cost $536,579)			557,961

See accompanying notes to financial statements.

70	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares		Value
Short Term Investment — 0.6%
Galileo Money Market Fund, 4.72%(f)
(Cost $550,691)	550,691		$550,691

	Number of Contracts
Call Option Purchased — 0.0%
December Euro-dollar futures, Strike Price $95.50, Expires 12/17/07
(Cost $29,430)	73		12,775

Call Swaptions Purchased — 1.3%
Bank of America, Strike Rate 5.470%, Expires 05/08/12	270	(g)	106,137
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10	290	(g)	140,850
Chase Securities, Strike Rate 5.895%, Expires 08/15/11	910	(g)	468,936
Lehman Brothers, Strike Rate 5.340%, Expires 03/02/12	430	(g)	154,800
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12	160	(g)	59,600
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10	200	(g)	94,280
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12	188	(g)	105,150

TOTAL CALL SWAPTIONS PURCHASED (Cost $1,002,244)			1,129,753

Put Swaptions Purchased — 1.2%
Bank of America, Strike Rate 5.470%, Expires 05/08/12	270	(g)	143,262
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10	290	(g)	96,798
Chase Securities, Strike Rate 5.895%, Expires 08/15/11	910	(g)	330,824
Lehman Brothers, Strike Rate 5.340%, Expires 03/02/12	430	(g)	245,659
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12	160	(g)	88,704
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10	200	(g)	70,580
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12	188	(g)	68,587

TOTAL PUT SWAPTIONS PURCHASED (Cost $1,002,244)			1,044,414

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 114.8% (Cost $100,932,920(a))			100,765,892

Call Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $110, Expires 11/20/07
(Premiums received $6,901)	(11)		(7,219)

Call Swaptions Written — (0.7)%
Barclays Capital, Strike Rate 5.250%, Expires 02/08/08	(710	)(g)	(134,759)
Barclays Capital, Strike Rate 5.430%, Expires 02/16/10	(1,090	)(g)	(396,970)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(80	)(g)	(26,298)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(160	)(g)	(25,328)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $547,985)			(583,355)

Put Options Written — 0.0%
December Euro-dollar futures, Strike Price $95.50, Expires 12/17/07	(66)		(37,420)
December 10 Year U.S. Treasury Notes futures, Strike Price $108, Expires 11/20/07	(11)		(4,813)

TOTAL PUT OPTIONS WRITTEN
(Premiums received $42,400)			(42,233)

Put Swaptions Written — (0.7)%
Barclays Capital, Strike Rate 5.250%, Expires 02/08/08	(710	)(g)	(117,748)
Barclays Capital, Strike Rate 5.430%, Expires 02/16/10	(1,090	)(g)	(446,282)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(80	)(g)	(16,452)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(160	)(g)	(39,248)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $547,985)			(619,730)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (1.4)%
(Premiums received $1,145,271)			(1,252,537)

TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 113.4% (Cost $100,932,920)			99,513,355
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.4)%			(11,740,636)

NET ASSETS — 100.0%			$87,772,719

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	71

Schedule of Investments (concluded)	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $101,865,415. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,243,821
Gross unrealized depreciation	(3,343,344)

$(1,099,523)

(b)	Security, or a portion thereof, subject to financing transactions.
(c)

Security, or a portion thereof, pledged as collateral with a value of $643,613 on 192 short U.S. Treasury Note futures contracts, 18 long U.S. Treasury Note futures contracts, 55 short U.S Treasury Bond futures contracts, 9 long Euro-Bobl futures contracts, 14 long Euro-Bund futures contracts and 4 long Gilt British futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $35,178,219, with an unrealized loss of $37,488 (including commissions of $573).

(d)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(e)	U.S. dollar denominated security issued by foreign domiciled entity.
(f)	Represents current yield as of September 30, 2007.
(g)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

72	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments As of September 30, 2007	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Mortgage Pass-Throughs — 265.2%
Federal Home Loan Mortgage Corp. ARM
5.47%(b)(c)	09/01/37	$3,192		$3,190,307
Federal Home Loan Mortgage Corp. Gold
6.00%	11/13-08/16	41		41,438
9.00%	12/01/19	0	(d)	508
5.50%	01/22-05/22	669		667,212
7.50%	02/27-03/27	7		7,110
6.50%	01/01/30	1		694
4.50%	10/01/35	186		172,759
Federal National Mortgage Assoc.
8.00%	08/01/14	53		55,090
5.00%	01/21-08/35	16,158		15,442,654
5.50%	01/22-04/35	37,380		36,717,413
8.50%	10/01/24	4		4,301
6.50%	01/28-04/35	946		969,996
4.50%	12/01/35	653		606,511
6.00%	06/01/37	4,114		4,118,423
Federal National Mortgage Assoc. 15 Year TBA
4.50%	10/01/22	1,900		1,829,343
5.00%	10/01/22	200		196,000
6.00%	10/01/22	800		810,500
Federal National Mortgage Assoc. 30 Year TBA
4.50%	10/01/37	600		556,500
5.00%	10/01/37	18,000		17,167,500
5.50%	10/01/37	8,500		8,324,688
6.50%	10/01/37	31,100		31,663,688
6.00%	10/11/37	51,100		51,163,875
Government National Mortgage Assoc. I
8.00%	01/08-07/37	14,654		15,589,416
5.50%	11/08-01/36	21,264		21,018,420
6.50%(e)	03/16-11/34	4,322		4,431,738
6.00%(f)	07/16-12/36	18,896		19,074,425
7.00%	09/17-05/32	884		926,425
9.00%	05/18-06/21	119		128,483
10.00%	12/15/20	3		3,526
7.50%	01/26-11/29	346		362,804
4.50%	12/34-01/35	4,335		4,073,132
5.00%	05/36-06/36	4,074		3,941,793
Government National Mortgage Assoc. I 30 Year TBA
6.00%	10/01/37	42,600		42,866,250
6.50%	10/01/37	25,000		25,546,875
Government National Mortgage Assoc. II
7.00%	03/24-05/27	304		318,074
8.00%	08/20/24	144		152,863
7.50%	10/20/25	24		25,164
6.00%	02/29-05/36	21,660		21,790,021
5.50%(b)	05/34-02/37	7,720		7,593,718
5.00%	11/20/35	5,206		4,998,156
Government National Mortgage Assoc. II 30 Year TBA
5.00%	10/01/37	25,700		24,808,518
5.50%	10/01/37	51,000		50,219,190
6.00%	10/01/37	25,000		25,109,500
6.50%	10/01/37	24,700		25,213,956
Government National Mortgage Assoc. II ARM
3.50%(b)(c)	07/20/34	5,464		5,441,973

TOTAL MORTGAGE PASS-THROUGHS (Cost $479,037,248)				477,340,930

Collateralized Mortgage Obligations — 2.8%
Chase Mortgage Finance Corp., Series 03-S12, Class 2A1
5.00%	12/25/18	1,090		1,072,794
Countrywide Home Loans, Series 04-J4, Class 2A1
5.00%	05/25/19	508		499,641
Credit Suisse First Boston Mortgage Securities Corp., Series 04-7, Class 6A1
5.25%	10/25/19	412		401,676
Federal National Mortgage Assoc., Series 03-130, Class SP (IO)
1.87%(g)	08/25/28	3,308		64,340
Government National Mortgage Assoc., Series 05-71, Class AB
5.50%	09/20/35	1,025		1,029,120
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3
3.76%(c)	11/25/33	1,491		1,472,901
Master Asset Securitization Trust, Series 04-8, Class 3A1
5.25%	08/25/19	272		266,728
Washington Mutual Mortgage Loan Trust, Series 03-S12, Class 3A
5.00%	11/25/18	216		213,329

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $5,024,846)				5,020,529

Commercial Mortgage Backed Securities — 6.3%
Bear Stearns Mortgage Trust, Series 04-5, Class 2A
4.00%(c)	07/25/34	1,836		1,818,766
Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class A3
5.47%	09/15/39	1,350		1,340,398
Goldman Sachs Mortgage Securities Corp. II, Series 07-GG10, Class A4
5.99%(c)	08/10/45	1,900		1,932,328
Government National Mortgage Assoc., Series 03-51, Class LT
5.00%	10/20/28	1,457		1,455,591
Greenwich Capital Commercial Funding Corp., Series 05-GG5, Class A5
5.22%(c)	04/10/37	1,755		1,729,860
JPMorgan Mortgage Trust, Series 07-A1, Class 2A1
4.76%(c)	07/25/35	2,082		2,067,508
The Money Store Small Business Administration Loan Trust, Series 99-1, Class A
6.05%(c)	07/15/25	119		113,698
Structured Asset Receivables Trust, Series 03-2
5.72%(c)(h)	01/21/09	882		879,540

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $11,190,084)				11,337,689

Asset Backed Security — 0.7%
Option One Mortgage Loan Trust, Series 06-1, Class 2A1 5.20%(c)
(Cost $1,184,633)	01/25/36	1,185		1,180,481

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	73

Schedule of Investments (continued)	GNMA Portfolio
(Percentages shown are based on Net Assets)

		Number of Shares		Value
Short Term Investment — 0.2%
Galileo Money Market Fund, 4.72%(i)
(Cost $417,260)		417,260		$417,260

		Number of Contracts
Call Swaptions Purchased — 0.1%
Bank of America, Strike Rate 5.470%, Expires 05/08/12
(Cost $198,500)		500	(j)	196,550

Put Swaptions Purchased — 0.2%
Bank of America, Strike Rate 5.470%, Expires 05/08/12
(Cost $198,500)		500	(j)	265,300

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 275.5%
(Cost $497,251,071)				495,758,739

	Maturity	Par (000)
Affiliated Investment — 0.0%
Commercial Mortgage Backed Securities — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42
7.43%
(Cost $3,220)	09/01/22	$3,164		3,220

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 275.5%
(Cost $497,254,291(a))				495,761,959

Mortgage Pass-Through TBA Sale Commitments — (121.9)%
Federal Home Loan Mortgage Corp. Gold 30 Year
6.00%	10/01/37	(4,100)		(4,103,846)
6.50%	10/01/37	(1)		(687)
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	(33,000)		(31,473,750)
5.50%	10/01/37	(30,800)		(30,164,750)
6.00%	10/01/37	(50,000)		(50,062,500)
6.50%	10/01/37	(31,846)		(32,422,857)
Government National Mortgage Assoc. II 30 Year
5.00%	10/01/37	(8,000)		(7,722,496)
5.50%	10/01/37	(38,900)		(38,328,028)
6.00%	10/01/37	(25,000)		(25,156,250)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS
(Proceeds $220,163,974)				(219,435,164)

		Number of Contracts
Call Swaptions Written — 0.0%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08
(Premiums received $131,100)		(300	)(j)	(53,693)

Put Swaptions Written — (0.1)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08
(Premiums received $131,100)		(300	)(j)	(76,830)

TOTAL SWAPTIONS WRITTEN — (0.1)%
(Premiums received $262,200)				(130,523)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 153.5%
(Cost $277,090,317)				276,196,272
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (6.1)%				(11,014,000)
LIABILITIES IN EXCESS OF OTHER ASSETS — (47.4)%				(85,210,363)

NET ASSETS — 100.0%				$179,971,909

See accompanying notes to financial statements.

74	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	GNMA Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $497,272,832. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,012,562
Gross unrealized depreciation	(2,523,435)

$(1,510,873)

(b)	Security, or a portion thereof, with a market value of $11,361,178, has been pledged as collateral for reverse repurchase agreements.
(c)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(d)	Par held at September 30, 2007 is less than $500.
(e)

Security, or a portion thereof, pledged as collateral with a value of $605,777 on 433 short U.S. Treasury Note futures contracts and 81 long U.S. Treasury Note futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $57,300,562, with an unrealized gain of $18,740 (including commissions of $1,131).

(f)	Security, or a portion thereof, with a market value of $220,626 , has been pledged as collateral for swap and swaption contracts.
(g)	The rate shown is the effective yield as of September 30, 2007.
(h)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 0.5% of its net assets, with a current market value of $879,540, in securities restricted as to resale.

(i)	Represents current yield as of September 30, 2007.
(j)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	75

Schedule of Investments As of September 30, 2007	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Trust Preferred Stocks — 2.4%
Banks — 1.1%
Bank of America Corp. Capital Trust XI, Capital Securities
6.62%	05/23/36	$570	$580,042
JPMorgan Chase Capital XXV, Capital Securities
6.80%	10/01/37	3,350	3,355,102
Lloyds TSB Bank Plc, Subordinated Notes
6.90%(b)		2,000	1,981,200
Mellon Capital IV, Capital Securities
6.24%(b)(c)		1,125	1,112,568
Wachovia Capital Trust III, Income Trust Securities
5.80%(c)	03/15/42	1,025	1,018,123

			8,047,035

Finance — 0.2%
Goldman Sachs Capital Trust II, Unsecured Notes
5.79%(b)(c)		1,440	1,362,599
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities
5.86%(b)(c)		360	342,977

			1,705,576

Insurance — 0.4%
CHUBB Corp., Capital Securities
6.38%(c)	03/29/67	775	770,428
MetLife, Inc., Junior Subordinated Debentures
6.40%(c)	12/15/36	1,565	1,488,082
Progressive Corp., Junior Subordinated Notes
6.70%(c)	06/15/37	1,265	1,227,284

			3,485,794

Yankee — 0.7%
Banks — 0.3%
Barclays Bank Plc (United Kingdom), Unsecured Notes
7.43%(b)(c)(d)(e)		1,450	1,540,884
The Royal Bank of Scotland Capital Trust (United Kingdom), Bank Guaranteed Bonds
6.80%(b)(d)		795	759,543

			2,300,427

Finance — 0.4%
Credit Suisse (Guernsey), Unsecured Notes
5.86%(b)(c)(d)		2,940	2,780,893

TOTAL TRUST PREFERRED STOCKS (Cost $18,589,782)			18,319,725

U.S. Government & Agency Obligations — 9.7%
Overseas Private Investment Co.
4.09%	05/29/12	503	469,110
4.30%	05/29/12	1,410	1,388,916
4.64%	05/29/12	1,059	1,057,860
4.68%	05/29/12	599	559,222
4.87%	05/29/12	4,538	4,576,354
5.40%	05/29/12	542	575,375
Resolution Funding Corp., Strip Bonds
6.29%(f)	07/15/18	1,725	1,014,498
6.30%(f)	10/15/18	1,725	1,000,433
Small Business Administration Participation Certificates, Series 97, Class A
6.10%(c)(e)	08/15/22	351	351,339
U.S. Treasury Bonds
4.75%	02/15/37	610	601,565
U.S. Treasury Inflation Protected Bonds
2.42%(g)	01/15/27	9,075	9,487,904
U.S. Treasury Inflation Protected Notes
3.50%(g)	01/15/11	5,875	7,337,841
U.S. Treasury Notes
4.12%	08/31/12	43,700	43,522,491
4.75%	08/15/17	1,045	1,059,043

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $72,291,597)			73,001,951

Mortgage Pass-Throughs — 114.4%
Federal Home Loan Mortgage Corp. ARM
4.36%(c)	01/01/35	5,460	5,379,747
5.88%(c)	05/01/37	4,769	4,805,971
Federal Home Loan Mortgage Corp. Gold
6.50%	03/09-12/30	474	483,998
4.00%	05/01/10	1,495	1,461,020
6.00%(h)	11/14-08/37	10,983	11,008,824
5.50%(h)	10/17-08/37	40,558	39,731,327
4.50%	05/18-08/20	9,315	8,996,424
5.00%	12/18-04/36	2,570	2,499,727
7.50%	11/25-10/27	19	20,198
7.00%	04/29-04/32	44	45,379
Federal Home Loan Mortgage Corp. Gold 15 Year TBA
5.00%	10/01/22	7,000	6,860,000
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
6.00%	07/01/35	89,000	89,027,768
Federal National Mortgage Assoc.
7.00%	08/08-08/36	1,385	1,435,394
6.50%	02/11-08/37	13,923	14,191,032
5.50%	09/13-08/37	43,360	42,767,563
5.00%	01/18-08/37	73,240	70,365,946
4.00%	05/01/19	4,311	4,061,933
4.50%	06/19-07/37	15,393	14,509,505
6.00%	01/21-05/36	11,745	11,825,672
Federal National Mortgage Assoc. 15 Year TBA
4.50%	10/01/22	7,500	7,221,090
5.00%	10/01/22	10,600	10,388,000
5.50%	10/01/22	9,400	9,376,500
6.00%	10/01/22	3,000	3,039,375
Federal National Mortgage Assoc. 30 Year TBA
5.50%	10/01/37	24,500	23,994,688
6.00%	10/01/37	236,500	236,795,625
6.50%	10/01/37	91,600	93,260,250
Federal National Mortgage Assoc. ARM
4.29%(c)	12/01/34	5,248	5,166,447
5.37%(c)	05/01/37	3,740	3,747,042
Government National Mortgage Assoc. I
9.50%	09/16-11/16	15	16,775
9.00%	03/15/18	12	13,062
6.50%	12/23-10/34	665	681,272

See accompanying notes to financial statements.

76	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Mortgage Pass-Throughs (Continued)
6.00%	11/28-10/33	$385	$388,323
5.50%	11/15/33	36	35,477
Government National Mortgage Assoc. I 30 Year TBA
6.00%	10/01/37	8,600	8,653,750
6.50%	10/01/37	13,700	13,999,688
Government National Mortgage Assoc. II 30 Year TBA
5.50%	10/01/37	82,000	80,744,580
6.00%	10/01/37	22,600	22,698,988
6.50%	10/01/37	15,100	15,406,681

TOTAL MORTGAGE PASS-THROUGHS (Cost $866,552,943)			865,105,041

Collateralized Mortgage Obligations — 9.1%
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A
5.34%(c)	08/25/35	10,041	9,906,298
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2A2A
5.77%(c)	03/25/37	7,047	7,102,934
Citigroup Mortgage Loan Trust, Series 07-A1, Class A1
6.00%	11/01/37	5,100	5,007,563
Citigroup Mortgage Securities, Inc., Series 07-7, Class 1A1
6.00%	09/25/37	3,685	3,626,276
Federal Home Loan Mortgage Corp., Series 231 (IO)
5.50%(i)	08/01/35	1,496	386,858
Federal Home Loan Mortgage Corp., Series 2587, Class WX
5.00%	03/15/18	2,370	2,305,168
Federal Home Loan Mortgage Corp., Series 2825, Class VP
5.50%	06/15/15	3,130	3,156,124
Federal Home Loan Mortgage Corp., Series 3033, Class JB
5.50%	11/15/32	3,143	3,166,596
Federal National Mortgage Assoc., Series 03-118, Class FD
5.53%(c)	12/25/33	5,413	5,417,687
Federal National Mortgage Assoc., Series 05-48, Class AR
5.50%	02/25/35	5,021	5,049,542
Federal National Mortgage Assoc., Series 346, Class 2 (IO)
5.50%(i)	12/01/33	3,858	987,804
Federal National Mortgage Assoc., Series 354, Class 2 (IO)
5.50%(i)	12/01/34	3,071	790,256
Federal National Mortgage Assoc., Series 378, Class 19 (IO)
5.00%(i)	06/01/35	7,916	2,158,291
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1
5.25%(c)	07/25/35	1,684	1,666,624
JPMorgan Alternative Loan Trust, Series 05-S1, Class 2A16
6.00%	12/25/35	2,473	2,485,233
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A
5.19%(c)	07/25/36	2,787	2,779,974
Summit Mortgage Trust, Series 00-1, Class B1
6.61%(c)(e)(j)	12/28/12	28	27,522
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1
5.11%(c)	09/25/35	8,479	8,343,365
Wells Fargo Mortgage Backed Securities Trust, Series 07-11, Class A96
6.00%	08/25/37	4,641	4,645,927

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $67,604,230)			69,010,042

Commercial Mortgage Backed Securities — 23.3%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	3,711	3,852,757
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4
6.19%	06/11/35	3,670	3,810,345
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2
7.32%	10/15/32	4,590	4,841,110
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6
4.82%	11/11/41	1,315	1,267,203
Bear Stearns Mortgage Trust, Series 05-4, Class 3A1
5.37%(c)	08/25/35	19,201	19,177,560
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4
5.89%(c)	12/10/49	1,600	1,617,497
Cobalt Commercial Mortgage Trust, Series 07-C3, Class A4
6.02%	05/15/46	5,765	5,888,407
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	1,259	1,257,950
Credit Suisse First Boston Mortgage Securities Corp., Series 98-C2, Class A2
6.30%	11/11/30	6,867	6,925,489
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2
5.18%	11/15/36	4,575	4,563,810
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	4,865	4,791,200
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 98-CF1, Class A1B
6.41%	02/18/31	972	970,535
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B
7.18%	11/10/33	3,967	4,167,765
Federal National Mortgage Assoc., Series 06-M2, Class A2A
5.27%	10/25/32	7,525	7,396,422
First Horizon Mortgage Pass-Through Trust, Series 05-AR3, Class 3A1
5.50%(c)	08/25/35	2,577	2,579,868
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2
6.66%	01/12/43	4,090	4,283,274

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	77

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Commercial Mortgage Backed Securities (Continued)
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3
6.27%	12/10/35	$3,800	$3,959,826
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3
5.35%	08/11/36	4,240	4,263,923
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2
7.18%	08/15/36	2,874	2,965,375
Goldman Sachs Mortgage Securities Corp. II, Series 98-C1, Class A3
6.14%	10/18/30	3,636	3,648,159
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4
4.96%	08/10/38	3,500	3,489,054
Goldman Sachs Mortgage Securities Corp. II, Series 07-GG10, Class A4
5.99%(c)	08/10/45	5,000	5,085,073
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01, Class A3
6.43%	06/15/11	3,320	3,464,604
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	3,840	3,939,270
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-CB20, Class A4
5.79%	02/12/49	4,415	4,458,444
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2
7.37%	08/15/26	5,123	5,388,040
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C7, Class A2
4.06%	08/15/10	2,480	2,446,106
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4
5.37%	09/15/39	1,915	1,892,799
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4
5.86%(c)	12/15/36	4,725	4,804,649
Morgan Stanley Capital I, Inc., Series 98-HF2, Class A2
6.48%	11/15/30	3,163	3,176,948
Morgan Stanley Dean Witter Capital I, Inc., Series 00-LIF2, Class A2
7.20%	09/15/10	3,766	3,936,692
Salomon Brothers Mortgage Securities VII, Series 00-C1, Class A2
7.52%	12/18/09	5,563	5,792,012
Structured Asset Receivables Trust, Series 03-2
5.72%(c)(e)	01/21/09	2,080	2,074,811
Structured Mortgage Loan, Series 07-3, Class 2A1
5.74%(c)	04/25/37	5,922	6,003,301
TIAA Retail Commercial LLC, Series 01-C1A, Class A4
6.68%(e)	09/19/09	5,330	5,462,801
USGI, Series 87
7.43%	12/01/22	88	89,129
Wachovia Bank Commercial Mortgage Trust, Series 03, Class C6
5.12%	08/15/35	4,470	4,420,498
Washington Mutual Asset Securities Corp., Series 05-C1A, Class X (IO)
2.10%(e)(i)	05/25/36	39,073	1,610,033
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1
5.68%(c)	03/25/37	8,861	8,843,444
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1
5.35%(c)	03/25/37	7,438	7,385,362

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $176,590,727)			175,991,545

Project Loans — 2.4%
Whittier Rehab at Haverhill Project Loan
7.60%	12/01/39	10,721	10,969,599
Whittier Rehab at Westborough Project Loan
8.12%	02/28/37	6,837	6,864,327

TOTAL PROJECT LOANS (Cost $17,285,810)			17,833,926

Certificates of Deposit — 0.2%
SunTrust Bank, Inc.
4.42%
(Cost $1,260,000)	06/15/09	1,260	1,241,023

Asset Backed Securities — 12.7%
Aames Mortgage Investment Trust, Series 06-1, Class A1
5.19%(c)	04/25/36	883	881,709
American Express Credit Account Master Trust, Series 05-3, Class A
5.75%(c)	01/18/11	5,525	5,517,793
American Express Credit Account Master Trust, Series 05-5, Class A
5.79%(c)	02/15/13	5,350	5,313,212
Ameriquest Mortgage Securities, Inc., Series 04-R11, Class A1
5.43%(c)	11/25/34	2,127	2,002,192
Bear Stearns, Inc., Series 06-HE1, Class 1A1
5.22%(c)	01/25/30	1,237	1,231,783
Capital Auto Receivables Asset Trust, Series 06-SN1A, Class A2A
5.40%(e)	01/20/09	5,525	5,523,781
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1
5.18%(c)	10/25/36	2,872	2,855,937
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	5,675	5,670,681
Citibank Credit Card Issuance Trust, Series 00, Class A3
6.88%	11/16/09	6,275	6,289,707
Citibank Credit Card Issuance Trust, Series 03-A11, Class 03-A11
5.41%(c)	10/15/07	4,430	4,430,088

See accompanying notes to financial statements.

78	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Asset Backed Securities (Continued)
Countrywide Certificates, Series 04-14, Class A4
5.41%(c)	06/25/35	$580	$539,588
Countrywide Certificates, Series 05-16, Class 4AV1
5.23%(c)	07/25/26	537	536,215
Countrywide Certificates, Series 06-18, Class 2A1
5.18%(c)	07/25/36	4,900	4,876,204
DaimlerChrysler Auto Trust, Series 06-A, Class A3
5.00%	05/08/10	4,740	4,732,866
DaimlerChrysler Auto Trust, Series 06-D, Class A4
4.94%	02/08/12	5,450	5,420,448
Discover Card Master Trust I, Series 03-2, Class A
5.88%(c)	08/15/10	4,810	4,812,394
Discover Card Master Trust I, Series 05-1, Class A
5.76%(c)	09/16/10	4,425	4,420,947
Fieldstone Mortgage Investment Corp., Series 06-1, Class A1
5.21%(c)	05/25/36	2,079	2,071,919
Ford Credit Auto Owner Trust, Series 05-A, Class A3
3.48%	11/15/08	290	289,852
Ford Credit Auto Owner Trust, Series 05-C, Class A3
4.30%	08/15/09	2,776	2,764,651
Green Tree Financial Corp., Series 96-7, Class A6
7.65%	10/15/27	2,398	2,487,491
IndyMac Residential Trust, Series 06-D, Class 2A1
5.18%(c)	11/25/36	2,322	2,313,956
MBNA Credit Card Master Notes Trust, Series 06, Class A1
4.90%	07/15/11	5,175	5,180,858
Morgan Stanley Home Equity Loans, Series 06-2, Class A1
5.20%(c)	02/25/36	1,502	1,495,861
Residential Asset Mortgage Products, Inc., Series 06-RS4, Class A1
5.21%(c)	07/25/36	2,879	2,868,745
Residential Asset Mortgage Products, Inc., Series 06-RS5, Class A1
5.58%(c)	09/25/36	1,969	1,961,037
Structured Asset Investment Loan Trust, Series 06-2, Class A1
5.19%(c)	04/25/36	607	604,848
Structured Asset Securities Corp., Series 07-BC1, Class A2
5.18%(c)	02/25/37	4,296	4,240,207
USAA Auto Owner Trust, Series 06-4, Class A4
4.98%	10/15/12	4,825	4,805,396
Wachovia Auto Owner Trust, Series 06-A, Class A2
5.41%	04/20/09	190	190,015

TOTAL ASSET BACKED SECURITIES (Cost $96,770,327)			96,330,381

Collateralized Debt Obligations — 1.2%
Small Business Administration Participation Certificates, Series 96-20B, Class 1
6.38%	02/01/16	1,478	1,511,899
Small Business Administration Participation Certificates, Series 96-20K, Class 1
6.95%	11/01/16	2,131	2,197,553
Small Business Administration Participation Certificates, Series 97-20B, Class 1
7.10%	02/01/17	1,672	1,730,211
Small Business Administration Participation Certificates, Series 97-20F, Class 1
7.20%	06/01/17	484	502,009
Small Business Administration Participation Certificates, Series 97-20G, Class 1
6.85%	07/01/17	3,339	3,446,550

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost $9,113,512)			9,388,222

Corporate Bonds — 17.9%
Aerospace — 0.1%
Raytheon Co., Senior Unsecured Notes
4.50%	11/15/07	383	382,613

Banks — 3.6%
Bank of America Corp., Senior Unsecured Notes
6.00%	09/01/17	2,200	2,251,016
Bank of America Corp., Subordinated Bank Notes
6.10%	06/15/17	1,525	1,566,405
Bank of America Corp., Subordinated Notes
7.80%	02/15/10	1,190	1,258,267
Bank of New York Co., Inc., Senior Notes
3.75%	02/15/08	1,350	1,341,773
Citigroup, Inc., Senior Unsecured Notes
6.20%	03/15/09	1,200	1,220,350
6.00%	08/15/17	710	726,488
5.88%	05/29/37	510	491,602
Citigroup, Inc., Unsecured Notes
3.62%(k)	02/09/09	3,655	3,590,672
4.13%	02/22/10	2,480	2,435,779
JPMorgan Chase & Co., Senior Notes
2.63%	06/30/08	835	818,943
JPMorgan Chase Bank N.A., Subordinated Notes
6.00%	07/17-10/17	3,870	3,907,002
SunTrust Bank, Inc., Senior Unsecured Notes
3.62%	10/15/07	1,540	1,538,867
U.S. Bank N.A., Subordinated Notes
6.50%	02/01/08	2,420	2,423,637
Wachovia Bank N.A., Senior Bank Notes
4.38%	08/15/08	95	94,524
Wells Fargo & Co., Senior Unsecured Notes
4.20%	01/15/10	580	570,289

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	79

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Banks (Continued)
Wells Fargo & Co., Unsecured Notes
4.62%	08/09/10	$2,115	$2,092,841
4.88%	01/12/11	705	698,369

			27,026,824

Broadcasting — 0.2%
News America Holdings, Inc., Senior Debentures
7.12%	04/08/28	300	308,767
7.62%	11/30/28	1,150	1,255,206

			1,563,973

Computer & Office Equipment — 0.2%
IBM Corp., Unsecured Notes
5.70%	09/14/17	1,535	1,543,042

Energy & Utilities — 0.7%
Florida Power & Light Co., First Mortgage Bonds
4.95%	06/01/35	600	510,560
Florida Power Corp., First Mortgage Bonds
6.65%	07/15/11	960	1,003,904
5.90%	03/01/33	175	168,142
MidAmerican Energy Holdings Co. Bonds
5.95%	05/15/37	1,125	1,062,595
6.50%(e)	09/15/37	875	884,454
PacifiCorp
6.25%	10/15/37	700	699,125
XTO Energy, Inc., Senior Unsecured Notes
6.75%	08/01/37	1,150	1,199,945

			5,528,725

Entertainment & Leisure — 0.8%
Comcast Cable Holdings LLC, Senior Debentures
7.88%	02/15/26	790	870,289
Comcast Cable Holdings LLC, Senior Notes
7.12%	02/15/28	620	638,505
Comcast Corp., Senior Unsecured Notes
7.05%	03/15/33	315	332,026
Comcast Corp., Unsecured Notes
6.50%	11/15/35	475	469,038
6.95%	08/15/37	1,725	1,810,577
Time Warner Cos., Inc., Senior Debentures
9.15%	02/01/23	535	652,413
8.38%	03/15/23	500	578,863
7.57%	02/01/24	750	808,790

			6,160,501

Finance — 7.2%
Associates Corp. N.A., Senior Notes
6.25%	11/01/08	690	697,946
BAE Systems Holdings, Inc., Unsecured Notes
5.20%(e)	08/15/15	710	676,677
The Bear Stearns Cos., Inc., Senior Unsecured Notes
6.95%	08/10/12	2,665	2,778,574
The Bear Stearns Cos., Inc., Unsecured Notes
4.55%	06/23/10	750	730,550
6.40%(l)	10/02/17	1,450	1,445,766
Berkshire Hathaway Finance Corp., Senior Unsecured Notes
3.38%	10/15/08	1,925	1,893,305
4.13%	01/15/10	215	211,447
General Electric Capital Corp., Senior Unsecured Notes
5.00%	12/10-04/12	10,020	10,033,788
General Electric Capital Corp., Unsecured Notes
5.00%	11/15/11	5,205	5,181,489
6.15%	08/07/37	2,705	2,776,028
The Goldman Sachs Group, Inc., Senior Unsecured Notes
5.25%	10/15/13	4,635	4,528,224
Household Finance Corp., Senior Unsecured Notes
6.50%	11/15/08	1,615	1,637,025
Lehman Brothers Holdings, Inc., Senior Notes
7.00%	09/27/27	1,375	1,407,845
Lehman Brothers Holdings, Inc., Senior Unsecured Notes
7.39%(c)	09/15/22	1,175	1,176,069
Lehman Brothers Holdings, Inc., Unsecured Notes
5.64%(c)	05/25/10	4,125	4,020,708
5.25%	02/06/12	1,575	1,542,394
Morgan Stanley, Senior Notes
5.61%(c)	01/09/12	5,920	5,799,487
6.25%	08/28/17	4,720	4,820,059
Morgan Stanley, Senior Unsecured Notes
6.75%	04/15/11	625	653,206
Morgan Stanley, Unsecured Notes
5.05%	01/21/11	1,690	1,670,361
USAA Capital Corp., Senior Unsecured Notes
4.00%(e)	12/10/07	920	917,464

			54,598,412

Food & Agriculture — 0.2%
Kraft Foods, Inc., Senior Unsecured Notes
6.50%	08/11/17	1,365	1,409,978

Insurance — 1.1%
ASIF Global Financing, Unsecured Notes
3.90%(e)	10/22/08	285	280,921
Hartford Life Global Funding Trust, Secured Notes
5.86%(c)	09/15/09	1,945	1,942,563
MetLife, Inc., Senior Unsecured Notes
6.38%	06/15/34	350	354,629
Monumental Global Funding II, Unsecured Notes
2.80%(e)	07/15/08	2,480	2,431,117
New York Life Global Funding, Unsecured Notes
3.88%(e)	01/15/09	775	769,395
TIAA Global Markets, Senior Unsecured Notes
4.12%(e)	11/15/07	1,850	1,847,390

See accompanying notes to financial statements.

80	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Insurance (Continued)
WellPoint, Inc., Unsecured Notes
5.85%	01/15/36	$370	$340,357

			7,966,372

Manufacturing — 0.1%
Belvoir Land LLC Class II, Unsecured Notes
5.40%(e)	12/15/47	1,175	1,021,263

Motor Vehicles — 0.0%
DaimlerChrysler N.A. Holding Corp., Unsecured Notes
4.05%	06/04/08	150	148,357

Real Estate — 0.2%
The Rouse Co., Unsecured Notes (REIT)
3.62%	03/15/09	1,615	1,545,955

Telecommunications — 0.7%
AT&T Broadband Corp., Unsecured Notes
8.38%	03/15/13	1,195	1,339,401
AT&T, Inc., Unsecured Notes
6.50%	09/01/37	2,700	2,783,962
BellSouth Telecommunications, Debentures
6.40%(m)	12/15/35	900	466,759
GTE Corp., Debentures
6.94%	04/15/28	150	155,891
New England Telephone & Telegraph Co., Debentures
7.88%	11/15/29	200	222,226
Sprint Nextel Corp., Unsecured Notes
6.00%	12/01/16	525	504,276

			5,472,515

Yankee — 2.8%
Banks — 0.5%
HBOS Treasury Services Plc (United Kingdom), Unsecured Notes
3.50%(d)(e)	11/30/07	1,630	1,627,677
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Notes
7.64%(b)(c)(d)(l)		2,100	2,198,595

			3,826,272

Energy & Utilities — 0.0%
Suncor Energy, Inc. (Canada), Unsecured Notes
6.50%(d)	06/15/38	70	71,613

Finance — 0.9%
Eksportfinans ASA (Norway), Unsecured Notes
3.38%(d)	01/15/08	3,770	3,758,422
Nationwide Building Society (United Kingdom), Unsecured Notes
4.25%(d)(e)	02/01/10	90	88,156
Pemex Finance Ltd. (Cayman Islands), Senior Unsecured Notes
9.03%(d)	02/15/11	2,454	2,588,443

			6,435,021

Government — 0.7%
AID-Israel (Israel), Unsecured Notes
5.50%(d)	09/18/23	5,000	5,261,810

Telecommunications — 0.7%
Telecom Italia Capital (Italy), Senior Unsecured Notes
6.00%(d)	09/30/34	75	69,736
Telecom Italia Capital (Italy), Unsecured Notes
5.25%(d)	10/01/15	1,000	949,328
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes
6.42%(d)	06/20/16	600	615,692
7.05%(d)	06/20/36	500	532,591
Telefonica Europe BV (Netherlands), Senior Unsecured Notes
7.75%(d)	09/15/10	475	507,205
Vodafone Group Plc (United Kingdom), Unsecured Notes
5.45%(c)(d)	12/28/07	2,715	2,713,645
5.00%(d)	12/16/13	90	86,562

			5,474,759

TOTAL CORPORATE BONDS (Cost $135,331,117)			135,438,005

Foreign Bond — 0.4%
France — 0.4%
France Government Bonds (EUR)
3.75% (Cost $2,834,869)	04/25/17	2,200	2,976,426

Taxable Municipal Bonds — 1.1%
Los Angeles County California Pension Obligation Revenue Bonds, Series 95, Class D
6.97%	06/30/08	7,355	7,472,092
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1
6.19%(e)	04/01/49	750	782,497

TOTAL TAXABLE MUNICIPAL BONDS (Cost $8,105,000)			8,254,589

		Number of Shares
Short Term Investment — 0.0%
Galileo Money Market Fund, 4.72%(n)
(Cost $62,722)		62,722	62,722

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	81

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

		Number of Contracts		Value
Call Swaptions Purchased — 0.8%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		2,280	(o)	$896,268
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		980	(o)	547,947
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		2,550	(o)	1,238,515
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,330	(o)	495,425
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		1,710	(o)	806,094
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,598	(o)	896,158
Lehman Brothers, Strike Rate 6.075%, Expires 07/10/12		2,260	(o)	1,304,246

TOTAL CALL SWAPTIONS PURCHASED (Cost $5,239,481)				6,184,653

Put Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		2,280	(o)	1,209,768
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		980	(o)	706,221
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		2,550	(o)	851,152
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,330	(o)	737,352
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		1,710	(o)	603,459
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,598	(o)	584,549
Lehman Brothers, Strike Rate 6.075%, Expires 07/10/12		2,260	(o)	805,238

TOTAL PUT SWAPTIONS PURCHASED (Cost $5,239,481)				5,497,739

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 196.3% (Cost $1,482,871,598)				1,484,635,990

	Maturity	Par (000)
Affiliated Investment — 0.2%
Commercial Mortgage Backed Securities — 0.2%
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM
6.02%(c)
(Cost $1,903,616)	07/12/17	$1,900		1,908,176

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 196.5% (Cost $1,484,775,214(a))				1,486,544,166

Mortgage Pass-Through TBA Sale Commitments — (45.8)%
Federal Home Loan Mortgage Corp. Gold 15 Year
4.50%	10/01/22	(5,400)		(5,197,500)
Federal Home Loan Mortgage Corp. Gold 30 Year TBA
5.50%	10/01/37	(37,200)		(36,421,106)
Federal National Mortgage Assoc. 15 Year
5.50%	10/01/22	(19,900)		(19,850,250)
Federal National Mortgage Assoc. 30 Year
5.00%	10/01/37	(39,000)		(37,184,082)
5.50%	10/01/37	(56,200)		(55,040,875)
6.00%	10/01/37	(147,000)		(147,183,750)
6.50%	10/01/37	(25,900)		(26,369,437)
Government National Mortgage Assoc. II 30 Year
5.50%	10/01/37	(14,000)		(13,785,660)
6.00%	10/01/37	(6,000)		(6,037,500)

TOTAL MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS
(Proceeds $347,772,997)				(347,070,160)

		Number of Contracts
Call Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $110, Expires 11/20/07
(Premiums received $93,504)		(162)		(106,312)

Call Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08		(960	)(o)	(171,819)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08		(680	)(o)	(223,530)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09		(1,060	)(o)	(393,726)
Citibank, Strike Rate 5.670%, Expires 01/04/10		(1,000	)(o)	(446,700)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08		(1,330	)(o)	(210,539)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $1,787,328)				(1,446,314)

Put Option Written — 0.0%
December 10 Year U.S. Treasury Notes futures, Strike Price $108, Expires 11/20/07
(Premiums received $90,530)		(162)		(70,875)

See accompanying notes to financial statements.

82	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Number of Contracts		Value
Put Swaptions Written — (0.2)%
Barclays Capital, Strike Rate 5.140%, Expires 04/21/08	(960	)(o)	$(245,856)
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(680	)(o)	(139,846)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(1,060	)(o)	(381,096)
Citibank, Strike Rate 5.670%, Expires 01/04/10	(1,000	)(o)	(317,700)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,330	)(o)	(326,249)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $1,787,328)			(1,410,747)

TOTAL OPTIONS AND SWAPTIONS WRITTEN — (0.4)%
(Premiums received $3,758,690)			(3,034,248)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 150.3% (Cost $1,137,002,217)			1,136,439,758
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (4.3)%			(32,623,000)
LIABILITIES IN EXCESS OF OTHER ASSETS — (46.0)%			(347,467,852)

NET ASSETS — 100.0%			$756,348,906

(a)	Cost for federal income tax purposes is $1,484,925,018. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$9,466,532
Gross unrealized depreciation	(7,847,384)

$1,619,148

(b)	The security is a perpetual bond and has no stated maturity date.
(c)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(d)	U.S. dollar denominated security issued by foreign domiciled entity.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 3.7% of its net assets, with a current market value of $27,918,182, in securities restricted as to resale.

(f)	The rate shown is the effective yield at the time of purchase.
(g)	Security, or a portion thereof, subject to financing transactions.
(h)	Security, or a portion thereof, with a market value of $33,531,267, has been pledged as collateral for reverse repurchase agreements.
(i)	The rate shown is the effective yield as of September 30, 2007.
(j)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $27,522, which represents less than 0.1% of net assets.

(k)

Security, or a portion thereof, pledged as collateral with a value of $3,590,672 on 773 short U.S. Treasury Note futures contracts, 1,452 long U.S. Treasury Note futures contracts, 308 short U.S Treasury Bond futures contracts, 76 long Euro-Bund futures contracts and 120 long Euro-Bobl futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $321,663,385, with an unrealized gain of $297,409 (including commissions of $5,147).

(l)	When-issued security.
(m)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(n)	Represents current yield as of September 30, 2007.
(o)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	83

Schedule of Investments As of September 30, 2007	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Foreign Bonds — 68.9%
Australia — 0.7%
New South Wales Treasury Corp. (AUD)
7.00%	12/01/10	$4,130	$3,693,030

Austria — 2.8%
Republic of Austria Government Bonds (EUR)
5.00%	07/15/12	10,250	15,084,070

Belgium — 1.1%
Kingdom of Belgium (EUR)
3.75%	03/28/09	4,250	6,033,450

Canada — 3.3%
Government of Canada Bonds (CAD)
3.00%	12/01/36	1,805	2,375,126
5.00%	06/01/37	920	1,010,701
4.70%	06/02/37	2,875	2,764,107
2.00%	12/01/41	360	358,204
Province of Ontario, Notes (CAD)
4.50%	03/08/15	3,600	3,597,991
Royal Bank of Canada, Senior Unsecured Notes (GBP)
4.62%	12/07/10	3,830	7,550,929

			17,657,058

Czechoslovakia — 1.1%
Czech Republic Government Bonds (CZK)
4.00%	04/11/17	123,400	6,124,550

Denmark — 3.6%
Kingdom of Denmark (DKK)
4.00%	11/15/17	19,050	3,514,781
7.00%	11/10/24	11,700	2,866,606
Nykredit Denmark (DKK)
4.83%(b)	10/01/38	20,192	3,638,708
Realkredit Denmark (DKK)
5.00%(b)	10/01/38	50,361	9,079,130

			19,099,225

Finland — 4.9%
Finnish Government Bonds (EUR)
3.00%	07/04/08	8,050	11,385,868
4.25%	07/04/15	10,385	14,721,647

			26,107,515

France — 4.8%
France Government Bonds (EUR)
5.75%	10/25/32	14,750	24,355,199
Reseau Ferre de France, Unsecured Notes (GBP)
5.50%	12/01/21	600	1,243,744

			25,598,943

Germany — 4.9%
Bundesrepublic Deutschland (EUR)
4.00%	01/04/37	7,255	9,381,977
4.25%	07/04/39	12,425	16,755,652

			26,137,629

Ireland — 3.9%
GE Capital Euro Funding (EUR)
4.38%	03/30/11	840	1,181,282
Irish Treasury Notes (EUR)
3.25%	04/18/09	14,000	19,697,101

			20,878,383

Italy — 5.3%
Buoni Poliennali del Tesoro (EUR)
5.00%	02/01/12	6,500	9,538,629
4.25%	02/01/15	13,350	18,869,779

			28,408,408

Japan — 11.2%
East Japan Railway Co. (GBP)
4.75%	12/08/31	1,500	2,726,298
Japan Finance Corp. (GBP)
5.75%	08/09/19	2,860	6,008,154
Japan Government Bonds (JPY)
1.08%	01/20/21	1,351,000	11,469,945
2.20%	06/20/26	2,314,000	20,300,487
2.50%	09/20/35	921,500	8,170,437
Japan Government CPI Linked Notes, Series 4 (JPY)
0.50%	06/10/15	479,000	3,993,743
Japan Government CPI Linked Notes, Series 9 (JPY)
1.10%	09/10/16	850,149	7,308,961

			59,978,025

Mexico — 0.6%
Mexican Bonos (MXP)
8.00%	12/15-12/23	26,750	2,457,642
10.00%	12/24-11/36	6,200	687,515

			3,145,157

Netherlands — 3.8%
Netherland Government Bonds (EUR)
2.50%	01/15/08	10,500	14,905,631
3.75%	01/15/23	4,130	5,361,892

			20,267,523

New Zealand — 0.7%
General Electric Capital Corp., Senior Unsubordinated Notes (NZD)
6.50%	09/28/15	5,245	3,667,269

Poland — 0.5%
Poland Government Bonds (PLN)
4.20%	04/15/20	2,070	2,766,927

Portugal — 0.8%
Portugal Government Bonds (EUR)
4.38%	06/16/14	2,950	4,212,843

Spain — 3.4%
Bonos y Obligation del Estado (EUR)
6.00%	01/31/08	1,650	2,367,617
5.75%	07/30/32	5,895	9,708,353
Kingdom of Spain (EUR)
5.00%	07/30/12	4,155	6,116,048

			18,192,018

Sweden — 9.0%
AB Spintab, Notes (EUR)
4.38%	04/20/09	1,780	2,530,112
Swedish Government Bonds (SEK)
5.00%	01/28/09	13,435	2,111,956
5.25%	03/15/11	270,000	43,285,641

			47,927,709

See accompanying notes to financial statements.

84	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Foreign Bonds (Continued)
Switzerland — 0.4%
European Investment Bank (CHF)
2.00%	08/29/16	$2,440	$1,904,566
United Kingdom — 2.1%
GE Capital Funding (GBP)
5.12%	03/03/15	2,825	5,443,454
Network Rail Infrastructure Finance, Senior Secured Notes (GBP)
4.88%	11/27/15	1,630	3,201,048
Wells Fargo & Co., Senior Unsecured Notes (GBP)
5.79%	01/25/12	1,400	2,839,260

			11,483,762

TOTAL FOREIGN BONDS (Cost $336,291,147)			368,368,060

U.S. Government & Agency Obligations — 1.9%
U.S. Treasury Inflation Protected Notes
1.88%	07/15/13	6,295	7,025,623
2.50%(c)(d)	07/15/16	2,925	3,073,060

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $10,049,672)			10,098,683

Mortgage Pass-Throughs — 6.0%
Federal Home Loan Mortgage Corp. ARM
4.61%(b)(d)	02/01/35	5,166	5,123,606
Federal National Mortgage Assoc.
5.50%(c)	03/37-07/37	13,191	12,920,338
Federal National Mortgage Assoc. 30 Year TBA
5.50%	10/11/37	7,100	6,953,562
6.00%	10/11/37	7,000	7,008,750

TOTAL MORTGAGE PASS-THROUGHS (Cost $31,879,167)			32,006,256

Collateralized Mortgage Obligations — 3.2%
Banc of America Commercial Mortgage, Inc., Series 04-5, Class A3
4.56%	11/10/41	2,470	2,418,653
Bear Stearns Mortgage Trust, Series 04-13, Class A1
5.50%(b)	11/25/34	1,949	1,944,703
Federal Home Loan Mortgage Corp., Series 232 (IO)
5.00%(e)	08/01/35	6,867	1,808,093
Federal Home Loan Mortgage Corp., Series 3204, Class C
5.50%	04/15/29	5,976	5,980,328
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3
3.76%(b)	11/25/33	4,888	4,829,837

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,853,561)			16,981,614

Commercial Mortgage Backed Securities — 8.3%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2
6.50%	04/15/36	3,398	3,527,710
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4
5.02%(b)	11/10/42	4,320	4,305,850
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6
4.82%	11/11/41	1,015	978,107
Bear Stearns Mortgage Trust, Series 04-6, Class 3A
5.43%(b)	09/25/34	1,095	1,070,606
Commercial Mortgage Acceptance Corp., Series 98-C2, Class A2
6.03%	03/15/08	1,156	1,154,839
Countrywide Home Loans, Series 03-56, Class 5A1
4.78%(b)	12/25/33	1,159	1,137,522
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2
4.94%	12/15/35	5,655	5,569,217
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2
7.46%	06/16/10	1,740	1,829,557
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4
4.76%	07/10/39	2,150	2,051,318
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 4A1
5.13%(b)	01/25/35	1,283	1,264,643
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4
4.76%	06/10/36	740	736,131
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3
5.86%	10/12/35	4,530	4,647,108
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CBX, Class A4
4.53%	01/12/37	2,700	2,645,594
JPMorgan Mortgage Trust, Series 04-A5, Class 3A1
5.32%(b)	12/25/34	1,337	1,304,622
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2
7.37%	08/15/26	1,623	1,707,477
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C8, Class A4
4.51%	12/15/29	3,825	3,735,661
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C6, Class A4
5.86%(b)	12/15/36	2,460	2,501,468
Morgan Stanley Capital I, Inc., Series 99-FNV1, Class A2
6.53%	03/15/31	636	642,809
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR10, Class 3A2
6.09%(b)	08/25/46	847	839,101

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	85

Schedule of Investments (continued)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)		Value
Commercial Mortgage Backed Securities (Continued)
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 3A2
5.54%(b)	01/25/37	$2,134		$2,079,261
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY1, Class 3A2
5.88%(b)	02/25/37	805		792,491

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $45,165,408)				44,521,092

Asset Backed Securities — 2.9%
Chase Issuance Trust, Series 04-A9, Class A9
3.22%	06/15/10	3,450		3,447,374
Ford Credit Auto Owner Trust, Series 05-C, Class A3
4.30%	08/15/09	3,284		3,270,854
Student Loan Marketing Assoc. Student Loan Trust, Series 03-10 (GBP)
5.15%	09/15/39	1,280		2,493,515
USAA Auto Owner Trust, Series 06-2, Class A4
5.37%	02/15/12	6,375		6,410,410

TOTAL ASSET BACKED SECURITIES (Cost $15,227,268)				15,622,153

Corporate Bonds — 5.6%
Banks — 0.3%
Citigroup, Inc., Unsecured Bonds (JPY)
2.24%	12/09/22	200,000		1,659,888
Finance — 2.3%
General Electric Capital Corp., Senior Unsecured Notes (NZD)
6.62%	02/04/10	5,925		4,334,446
General Electric Capital Corp., Unsecured Notes
6.15%	08/07/37	1,590		1,631,750
JPMorgan Chase & Co., Senior Unsecured Notes
5.26%(b)	12/22/08	5,800		5,798,359
Pemex Project Funding Master Trust, Senior Unsecured Notes
5.75%	12/15/15	480		480,295

				12,244,850

Yankee — 3.0%
Banks — 2.3%
Rabobank Nederland (Netherlands), Senior Notes
5.35%(b)(f)(g)	04/06/09	12,200		12,207,820

Finance — 0.7%
VTB Capital SA (Luxembourg), Unsecured Notes
5.97%(b)(f)	08/01/08	3,800		3,762,000

TOTAL CORPORATE BONDS (Cost $29,883,124)				29,874,558

		Number of Shares
Short Term Investment — 1.0%
Galileo Money Market Fund, 4.72%(h)(i)
(Cost $5,290,655)		5,290,655		5,290,655

		Number of Contracts
Call Option Purchased — 0.0%
Australian Dollar versus New Zealand Dollar, Strike Rate 1.150%, Expires 10/18/07
(Cost $75,837)		696		119,258

Call Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		1,770	(j)	695,787
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		880	(j)	492,034
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		1,850	(j)	898,530
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,060	(j)	394,850
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		1,230	(j)	579,822
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,226	(j)	687,821

TOTAL CALL SWAPTIONS PURCHASED (Cost $3,348,506)				3,748,844

Put Swaptions Purchased — 0.7%
Bank of America, Strike Rate 5.470%, Expires 05/08/12		1,770	(j)	939,162
Barclays Capital, Strike Rate 5.520%, Expires 09/19/16		880	(j)	634,158
Barclays Capital, Strike Rate 5.780%, Expires 08/09/10		1,850	(j)	617,502
Lehman Brothers, Strike Rate 5.390%, Expires 03/19/12		1,060	(j)	587,664
Lehman Brothers, Strike Rate 5.735%, Expires 08/23/10		1,230	(j)	434,067
Lehman Brothers, Strike Rate 6.025%, Expires 06/08/12		1,226	(j)	448,654

TOTAL PUT SWAPTIONS PURCHASED (Cost $3,348,506)				3,661,207

TOTAL INVESTMENTS BEFORE MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 99.2% (Cost $497,412,851(a))				530,292,380

	Maturity	Par (000)
Mortgage Pass-Through TBA Sale Commitment — (1.4)%
Federal National Mortgage Assoc. 30 Year
6.00%
(Proceeds $6,997,266)	10/01/37	$(7,000)		(7,008,750)

See accompanying notes to financial statements.

86	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	International Bond Portfolio
(Percentages shown are based on Net Assets)

	Number of Contracts		Value
Call Swaptions Written — (0.2)%
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(490	)(j)	$(161,073)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(1,400	)(j)	(520,016)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,060	)(j)	(167,798)

TOTAL CALL SWAPTIONS WRITTEN
(Premiums received $875,118)			(848,887)

Put Swaptions Written — (0.1)%
Chase Securities, Strike Rate 5.460%, Expires 08/22/08	(490	)(j)	(100,771)
Chase Securities, Strike Rate 5.485%, Expires 10/26/09	(1,400	)(j)	(503,334)
Lehman Brothers, Strike Rate 5.115%, Expires 03/19/08	(1,060	)(j)	(260,018)

TOTAL PUT SWAPTIONS WRITTEN
(Premiums received $875,117)			(864,123)

TOTAL SWAPTIONS WRITTEN — (0.3)%
(Premiums received $1,750,235)			(1,713,010)

TOTAL INVESTMENTS NET OF MORTGAGE PASS-THROUGH TBA SALE COMMITMENTS AND OUTSTANDING OPTIONS AND SWAPTIONS WRITTEN — 97.5% (Cost $490,415,585)			521,570,620

OTHER ASSETS IN EXCESS OF LIABILITIES — 2.5%			13,167,318

NET ASSETS — 100.0%			$534,737,938

(a)	Cost for federal income tax purposes is $497,371,835. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$33,393,121
Gross unrealized depreciation	(472,576)

$32,920,545

(b)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(c)	Security, or a portion thereof, with a market value of $928,196, has been pledged as collateral for swap and swaption contracts.
(d)

Security, or a portion thereof, pledged as collateral with a value of $2,350,695 on 1,710 short U.S. Treasury Note futures contracts, 130 short U.S. Treasury Bond futures contracts, 167 long Euro-Bobl futures contracts, 99 long Euro-Bund futures contracts, 221 long Euro-Schatz futures contracts, 32 long Canada Government Bond futures contracts, 290 long 90-day Bank Accepted Bill futures contracts, 69 long Gilt British futures contracts and 19 long Japan Government Bond futures contracts expiring December 2007. The notional value of such contracts on September 30, 2007 was $421,020,487, with an unrealized loss of $815,824 (including commissions of $6,310).

(e)	The rate shown is the effective yield as of September 30, 2007.
(f)	U.S. dollar denominated security issued by foreign domiciled entity.
(g)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 2.3% of its net assets, with a current market value of $12,207,820, in securities restricted as to resale.

(h)	A portion of this security was purchased with cash collateral received for swap contracts.
(i)	Represents current yield as of September 30, 2007.
(j)	Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	87

Schedule of Investments As of September 30, 2007	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Number of Shares	Value
Common Stocks — 1.6%
Air Transportation — 0.8%
Delta Air Lines, Inc.	190,928	$3,427,158
Northwest Airlines Corp.	560,014	9,968,249

		13,395,407

Computer & Office Equipment — 0.0%
Phase Metrics, Inc.(b)	842,908	16,858

Energy & Utilities — 0.1%
Mirant Corp.	44,893	1,826,241

Entertainment & Leisure — 0.1%
Time Warner Cable, Inc.	28,071	920,724

Finance — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT(c)	1,108,793	44,352
Adelphia Recovery Trust, Series ACC-4 INT(c)	2,414,212	9,657
Adelphia Recovery Trust, Series Arahova INT(c)	242,876	3
Adelphia Recovery Trust, Series Frontiervision INT(c)	131,748	1
Freedom Pay, Inc.(b)	314,534	3,145

		57,158

Manufacturing — 0.0%
Armstrong World Industries, Inc.	16,736	679,304
Reunion Industries, Inc.	8,341	917

		680,221

Medical & Medical Services — 0.2%
Critical Care Systems International, Inc.(b)(c)	570,169	3,563,558

Paper & Forest Products — 0.0%
Western Forest Products, Inc.(b)(d)	385,732	806,638

Retail Merchandising — 0.0%
Mattress Discounters Corp.(c)	22,488	—

Semiconductors & Related Devices — 0.2%
Cypress Semiconductor Corp.	99,144	2,895,996

Telecommunications — 0.2%
American Tower Corp. - Class A	475	20,682
Loral Space & Communications, Inc.	102,979	4,093,415

		4,114,097

TOTAL COMMON STOCKS (Cost $47,612,099)		28,276,898

Preferred Stocks — 0.7%
Computer & Office Equipment — 0.0%
ION Media Networks, Inc.
14.25%(b)	1	8,993

Computer Software & Services — 0.0%
PTV, Inc.
10.00%	34	34

Electronics — 0.0%
Superior Essex Holdings Corp.
9.50%(c)	176,985	176,985

Oil & Gas — 0.7%
EXCO Resources, Inc. (acquired 03/29/07, cost $11,160,000)
7.00%(e)	1,116	12,722,400

Telecommunications — 0.0%
Loral Skynet Corp.
12.00%(b)(f)	5,856	1,171,246

TOTAL PREFERRED STOCKS (Cost $12,495,955)		14,079,658

Trust Preferred Stock — 0.1%
Banks — 0.1%
New York Community Capital Trust V, Capital Securities 6.00%(g)
(Cost $2,112,585)	45,000	2,238,749

Warrants — 0.0%
Insurance — 0.0%
ATH Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)	136	—

Medical & Medical Services — 0.0%
HealthSouth Corp. (issued 07/28/06, expiring 01/16/11, strike price $0.01)(b)	52,113	41,690

Plastics — 0.0%
ATEP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)	136	—
ATPP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)	136	1,160
ATPR Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(b)(c)	136	—

		1,160

Telecommunications — 0.0%
American Tower Corp. (issued 01/29/03, expiring 08/01/08, strike price $0.01)(b)	950	582,825

TOTAL WARRANTS (Cost $87,926)		625,675

See accompanying notes to financial statements.

88	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds — 76.7%
Advertising — 1.1%
R.H. Donnelley Corp., Senior Discount Notes
6.88%	01/15/13	$350	$330,750
R.H. Donnelley Corp., Senior Unsecured Notes
6.88%	01/15/13	2,900	2,740,500
8.88%(h)	07/01/15	12,000	12,150,000
8.88%	01/15/16	3,780	3,850,875

			19,072,125

Aerospace — 0.6%
AAR Corp., Senior Unsecured Notes
6.88%	12/15/07	1,245	1,245,001
8.39%(c)(h)	05/15/11	3,850	3,888,500
Sequa Corp., Senior Unsecured Notes
9.00%	08/01/09	1,975	2,054,000
Vought Aircraft Industries, Inc., Senior Unsecured Notes
8.00%	07/15/11	2,570	2,512,175

			9,699,676

Air Transportation — 0.2%
American Airlines, Inc., Pass-Through Certificates, Series 99-1
7.32%	10/15/09	1,375	1,366,406
Continental Airlines, Inc., Pass-Through Certificates, Series 98-1C
6.54%	03/15/08	39	38,695
Continental Airlines, Inc., Pass-Through Certificates, Series 99-1B
6.80%	08/02/18	1,377	1,282,907
Delta Air Lines, Inc., Escrow Bonds
0.00%(g)(i)(j)		4,070	234,025
0.00%(g)(i)(j)		4,300	236,500

			3,158,533

Beverages & Bottling — 0.1%
Beverages & More, Inc., Notes
9.25%(h)	03/01/12	1,580	1,599,750

Broadcasting — 4.6%
Adelphia Communications, Escrow Bonds
0.00%(g)(i)(j)		800	130,000
0.00%(g)(i)(j)		325	52,000
0.00%(c)(g)(i)		1,925	—
Barrington Broadcasting Group LLC, Senior Subordinated Notes
10.50%	08/15/14	1,895	1,951,850
Cablevision Systems Corp., Senior Unsecured Notes
9.82%(k)	04/01/09	7,835	8,070,050
8.00%	04/15/12	325	315,250
Century Communications, Escrow Bonds
0.00%(c)(g)(i)(j)		625	—
Charter Communications Holdings I LLC, Notes
11.00%	10/01/15	10,620	10,752,750
11.00%	10/01/15	4,850	4,971,250
Charter Communications Holdings II LLC, Senior Unsecured Notes
10.25%	09/15/10	7,445	7,742,800
Charter Communications Holdings II LLC, Unsecured Notes
10.25%	09/15/10	13,515	13,819,087
Echostar DBS Corp., Senior Unsecured Notes
7.00%	10/01/13	4,800	4,908,000
7.12%	02/01/16	3,475	3,570,562
Lamar Media Corp., Senior Subordinated Notes
6.62%	08/15/15	1,650	1,592,250
Liberty Media Corp., Senior Debentures
0.75%	03/30/23	2,500	2,759,375
Nexstar Finance, Inc., Senior Subordinated Notes
7.00%	01/15/14	400	384,000
Rainbow National Services LLC, Senior Notes
8.75%(h)	09/01/12	2,400	2,490,000
Rainbow National Services LLC, Senior Subordinated Notes
10.38%(h)	09/01/14	5,734	6,293,065
Sinclair Broadcast Group, Inc., Senior Subordinated Notes
4.88%(k)	07/15/18	1,285	1,212,719
Univision Communications, Inc., Senior Unsecured Notes
9.75%(f)(h)	03/15/15	1,815	1,769,625
Young Broadcasting, Inc., Senior Subordinated Notes
10.00%	03/01/11	6,195	5,714,888

			78,499,521

Business Services — 0.7%
Biomet, Inc., Senior Subordinated Notes
11.62%(h)	10/15/17	2,660	2,580,200
Biomet, Inc., Senior Unsecured Notes
10.00%(h)	10/15/17	2,000	2,000,000
Biomet, Inc., Toggle Notes
10.38%(f)(h)	10/15/17	2,000	1,932,500
DI Finance/Dyncorp International, Senior Subordinated Notes
9.50%	02/15/13	5,472	5,663,520

			12,176,220

Chemicals — 2.4%
Airgas, Inc., Senior Unsecured Notes
6.25%	07/15/14	614	583,300
American Pacific Corp., Senior Unsecured Notes
9.00%	02/01/15	3,250	3,331,250
Chemtura Corp., Unsecured Notes
6.88%	06/01/16	1,690	1,605,500
Equistar Chemicals LP, Senior Unsecured Notes
10.12%	09/01/08	1,843	1,902,897
10.62%	05/01/11	1,992	2,081,640
Huntsman International LLC, Senior Subordinated Notes
7.88%	11/15/14	3,500	3,727,500
Huntsman LLC, Senior Secured Notes
11.62%	10/15/10	1,971	2,089,260
Huntsman LLC, Senior Unsecured Notes
11.50%	07/15/12	1,114	1,211,475
Innophos, Inc., Senior Unsecured Notes
8.88%	08/15/14	3,920	3,880,800

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	89

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Chemicals (Continued)
MacDermid, Inc., Senior Subordinated Notes
9.50%(h)	04/15/17	$3,620	$3,493,300
Momentive Performance Materials, Inc., Senior Subordinated Notes
11.50%(h)	12/01/16	16,825	16,656,750
Momentive Performance Materials, Inc., Senior Unsecured Notes
9.75%(h)	12/01/14	725	717,750

			41,281,422

Computer & Office Equipment — 0.3%
CBD Media LLC, Senior Unsecured Notes
9.25%	07/15/12	1,560	1,683,380
ION Media Networks, Inc., Notes
8.61%(h)(k)	01/15/12	3,150	3,134,250
ION Media Networks, Inc., Senior Subordinate Notes
11.00%	07/31/13	159	129,173

			4,946,803

Computer Software & Services — 0.4%
DRS Technologies, Inc., Senior Subordinated Notes
6.88%	11/01/13	500	500,000
DRS Technologies, Inc., Senior Unsecured Notes
6.62%	02/01/16	250	246,875
SunGard Data Systems, Inc., Senior Subordinated Notes
10.25%	08/15/15	3,610	3,772,450
SunGard Data Systems, Inc., Senior Unsecured Notes
9.12%	08/15/13	2,760	2,870,400

			7,389,725

Construction — 1.2%
Building Materials Corp. of America, Senior Unsecured Notes
7.75%	08/01/14	1,600	1,448,000
Compression Polymers Holdings Corp., Senior Unsecured Notes
10.50%	07/01/13	2,450	2,450,000
Dycom Industries, Inc., Senior Subordinated Notes
8.12%	10/15/15	1,150	1,170,125
ESCO Corp., Senior Unsecured Notes
8.62%(h)	12/15/13	2,900	2,856,500
9.57%(h)(k)	12/15/13	1,110	1,071,150
Goodman Global Holdings, Inc., Senior Subordinated Notes
7.88%	12/15/12	2,695	2,647,837
Goodman Global Holdings, Inc., Senior Unsecured Notes
8.36%(k)	06/15/12	830	821,700
Nortek, Inc., Senior Subordinated Notes
8.50%	09/01/14	6,810	5,907,675
Stanley-Martin Communities LLC, Senior Subordinated Notes
9.75%	08/15/15	2,300	1,713,500
Texas Industries, Inc., Senior Unsecured Notes
7.25%	07/15/13	1,350	1,346,625

			21,433,112

Containers — 1.2%
Ball Corp., Senior Unsecured Notes
6.62%	03/15/18	655	643,538
Berry Plastics Holding Corp., Notes
8.88%	09/15/14	7,255	7,418,237
9.57%(k)	09/15/14	1,575	1,590,750
Graphic Packaging International Corp., Senior Subordinated Notes
9.50%	08/15/13	1,344	1,380,960
Packaging Dynamics Finance Corp., Senior Subordinated Notes
10.00%(h)	05/01/16	470	472,350
Pregis Corp., Senior Subordinated Notes
12.38%	10/15/13	4,715	5,092,200
Smurfit-Stone Container Corp., Senior Unsecured Notes
8.00%	03/15/17	4,230	4,155,975

			20,754,010

Electronics — 0.4%
L-3 Communications Corp., Senior Subordinated Notes
5.88%	01/15/15	7,000	6,720,000

Energy & Utilities — 4.9%
AES Eastern Energy LP, Pass Through Certificates, Series 99-B
9.67%	01/02/29	500	560,000
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A
9.00%	01/02/17	3,231	3,408,660
AES Ironwood LLC, Senior Secured Notes
8.86%	11/30/25	3,682	4,013,493
AES Red Oak LLC, Senior Secured Notes
8.54%	11/30/19	2,701	2,876,429
9.20%	11/30/29	2,135	2,337,825
CCM Merger, Inc., Senior Unsecured Notes
8.00%(h)	08/01/13	2,710	2,642,250
CenterPoint Energy, Inc., Senior Unsecured Notes
3.75%	05/15/23	659	951,431
Chaparral Energy, Inc., Senior Unsecured Notes
8.50%	12/01/15	2,400	2,250,000
Cimarex Energy Co., Senior Unsecured Notes
7.12%	05/01/17	2,550	2,530,875
Citizens Communications Co., Senior Unsecured Notes
6.25%	01/15/13	925	901,875
Copano Energy LLC, Senior Unsecured Notes
8.12%	03/01/16	2,460	2,503,050
Edison Mission Energy, Senior Unsecured Notes
7.50%	06/15/13	715	732,875
7.75%	06/15/16	550	569,250
Edison Mission Energy, Unsecured Notes
7.00%(h)	05/15/17	10,250	10,096,250
Elwood Energy LLC, Senior Secured Notes
8.16%	07/05/26	4,776	4,831,149
Forest Oil Corp., Senior Unsecured Notes
7.25%(h)	06/15/19	6,230	6,230,000

See accompanying notes to financial statements.

90	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Energy & Utilities (Continued)
FPL Energy National Wind, Senior Secured Notes
6.12%(h)	03/25/19	$541	$543,979
Homer City Funding LLC, Senior Secured Notes
8.73%	10/01/26	1,168	1,302,878
Midwest Generation LLC, Pass-Through Certificates
8.56%	01/02/16	3,540	3,787,320
Mirant America Corp., Escrow Bonds
0.00%(d)(g)(h)(i)(j)(l)		1,880	94,000
0.00%(d)(g)(h)(i)(j)(l)		3,270	163,500
Mirant Americas Generation LLC, Escrow Bonds
0.00%(g)(i)(j)		1,215	60,750
Mirant Americas Generation LLC, Senior Unsecured Notes
8.30%	05/01/11	5,045	5,095,450
Mirant Mid-Atlantic LLC, Pass-Through Certificates
9.12%	06/30/17	1,221	1,352,291
Northwest Pipeline Corp., Senior Unsecured Notes
7.00%	06/15/16	550	571,313
NRG Energy, Inc., Senior Unsecured Notes
7.25%	02/01/14	2,175	2,180,438
7.38%	02/01/16	11,405	11,433,513
Orion Power Holdings, Inc., Senior Unsecured Notes
12.00%	05/01/10	6,100	6,679,500
Sierra Pacific Resources, Senior Unsecured Notes
8.62%	03/15/14	675	714,502
Sithe Independence Funding Corp., Notes
9.00%	12/30/13	1,535	1,643,079
Tenaska Alabama Partners LP, Senior Secured Notes
7.00%(h)	06/30/21	872	875,937

			83,933,862

Entertainment & Leisure — 3.4%
American Casino & Entertainment Properties LLC, Senior Secured Notes
7.85%	02/01/12	3,205	3,293,138
Boyd Gaming Corp., Senior Subordinated Notes
7.12%	02/01/16	2,025	1,959,187
CMP Susquehanna Corp., Senior Subordinated Notes
9.88%	05/15/14	4,000	3,720,000
Fontainebleau Las Vegas Holdings LLC, Second Mortgage Bonds
10.25%(h)	06/15/15	300	281,250
Gaylord Entertainment Co., Senior Unsecured Notes
8.00%	11/15/13	400	405,500
Great Canadian Gaming Corp., Senior Subordinated Notes
7.25%(h)	02/15/15	2,870	2,870,000
Greektown Holdings LLC, Senior Notes
10.75%(h)	12/01/13	2,870	2,841,300
Lazy Days RV Center, Inc., Senior Notes
11.75%	05/15/12	4,388	3,971,140
Little Traverse Bay Bands of Odawa Indians, Senior Unsecured Notes
10.25%(h)	02/15/14	1,075	1,096,500
MGM Mirage, Inc., Senior Unsecured Notes
6.75%	09/01/12	825	811,594
5.88%	02/27/14	2,505	2,307,731
Park Place Entertainment, Senior Subordinated Notes
8.12%	05/15/11	875	892,500
Pinnacle Entertainment, Inc., Senior Subordinated Notes
7.50%(h)	06/15/15	4,900	4,636,625
Riddell Bell Holdings, Inc., Senior Subordinated Notes
8.38%	10/01/12	2,235	2,100,900
Seneca Gaming Corp., Senior Unsecured Notes
7.25%	05/01/12	3,700	3,727,750
Snoqualmie Entertainment Authority, Senior Unsecured Notes
9.06%(h)(k)	02/01/14	1,220	1,186,450
Station Casinos, Inc., Senior Notes
6.00%	04/01/12	1,450	1,377,500
Station Casinos, Inc., Senior Subordinated Notes
6.62%	03/15/18	2,400	2,010,000
Station Casinos, Inc., Senior Unsecured Notes
7.75%	08/15/16	750	742,500
Tropicana Entertainment LLC, Senior Subordinated Notes
9.62%(h)	12/15/14	6,900	5,347,500
Universal City Florida Holding Co., Senior Unsecured Notes
10.11%(k)	05/01/10	625	631,250
Virgin River Casino Corp., Senior Secured Notes
9.00%	01/15/12	4,020	3,909,450
Waterford Gaming LLC, Senior Notes
8.62%(h)	09/15/14	5,000	5,150,000
Wynn Las Vegas LLC, First Mortgage Notes
6.62%	12/01/14	3,095	3,033,100

			58,302,865

Finance — 8.2%
Affinion Group, Inc., Senior Subordinated Notes
11.50%	10/15/15	1,690	1,774,500
Affinion Group, Inc., Senior Unsecured Notes
10.12%	10/15/13	3,215	3,391,825
Arch Western Finance, Senior Notes
6.75%(k)	07/01/13	825	808,500
Ashtead Capital, Inc., Notes
9.00%(h)	08/15/16	1,925	1,898,531
BMS Holdings, Inc., Senior Unsecured Notes
12.40%(h)(k)	02/15/12	4,350	4,089,282
Chukchansi Economic Development Authority, Unsecured Notes
8.86%(h)(k)	11/15/12	990	997,425
Chukchansi Economic Development Authority, Senior Unsecured Notes
8.00%(h)	11/15/13	445	449,450
Corrections Corp. of America, Senior Unsecured Notes
6.75%	01/31/14	350	349,562

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	91

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Finance (Continued)
Eagle-Picher, Inc., Escrow Bonds
0.00%(c)(d)(g)(i)		$3,285	$—
FMG Finance Property Ltd., Notes
9.62%(h)(k)	09/01/11	2,780	2,891,200
Ford Motor Credit Co., Senior Notes
5.80%	01/12/09	5,535	5,346,057
Ford Motor Credit Co., Unsecured Notes
5.70%	01/15/10	1,550	1,457,625
8.11%(k)	01/13/12	6,500	6,141,915
FTI Consulting, Inc., Senior Unsecured Notes
7.75%	10/01/16	2,905	3,006,675
General Motors Acceptance Corp., LLC, Senior Unsecured Notes
6.00%	12/15/11	7,000	6,460,853
General Motors Acceptance Corp., Senior Unsecured Notes
6.88%	08/28/12	6,185	5,801,431
Indalex Holding Corp., Notes
11.50%	02/01/14	842	791,480
iPayment, Inc., Senior Subordinated Notes
12.75%(f)(h)	07/15/14	13,982	14,261,762
Leucadia National Corp., Senior Unsecured Note
8.12%	09/15/15	7,575	7,622,344
Nielsen Finance LLC, Senior Unsecured Notes
10.00%	08/01/14	8,765	9,268,988
9.12%(m)	08/01/16	5,445	3,811,500
NSG Holdings LLC, Notes
7.75%(h)	12/15/25	4,450	4,405,500
PNA Intermediate Holding Corp., Senior Unsecured Notes
12.56%(f)(h)(k)	02/15/13	1,750	1,715,000
PTS Acquisition Corp., Senior Notes
9.50%(f)(h)	04/15/15	3,585	3,387,825
Sally Holdings LLC, Senior Subordinated Notes
10.50%(n)	11/15/16	8,995	8,995,000
Shingle Springs Tribal Gaming Authority, Senior Notes
9.38%(h)	06/15/15	1,340	1,353,400
Spansion LLC, Notes
8.75%(h)(k)	06/01/13	4,155	3,957,638
Terra Capital, Inc., Senior Unsecured Notes
7.00%	02/01/17	3,600	3,510,000
TL Acquisitions, Inc., Senior Unsecured Notes
10.50%(h)	01/15/15	23,360	23,068,000
TL Acquistions, Inc., Senior Subordinate Notes
3.66%(h)(k)(m)	07/15/15	5,395	4,369,950
Travelport LLC, Senior Unsecured Notes
9.88%	09/01/14	680	693,600
10.25%(k)	09/01/14	855	855,000
UHS Merger Sub, Inc., Unsecured Notes
8.50%(f)(h)	06/01/15	1,130	1,118,700
8.76%(h)(k)	06/01/15	1,030	1,024,850
USI Holdings Corp., Senior Unsecured Notes
9.43%(h)(k)	11/15/14	1,760	1,672,000
Viant Holdings, Inc., Senior Subordinated Notes
10.12%(h)	07/15/17	1,265	1,176,450

			141,923,818

Food & Agriculture — 0.4%
Ameriqual Group LLC, Senior Secured Notes
9.50%(h)	04/01/12	625	575,000
Archibald Candy Corp., Secured Notes
0.00%(c)(j)	11/01/07	180	11,436
B&G Foods Holding Corp., Senior Notes
8.00%	10/01/11	2,170	2,148,300
Del Monte Corp., Senior Subordinated Notes
8.62%	12/15/12	400	406,000
Smithfield Foods, Inc., Senior Unsecured Notes
7.75%	07/01/17	760	779,000
Southern States Cooperative, Inc., Senior Notes
10.50%(h)	11/01/10	2,225	2,291,750

			6,211,486

Leasing — 0.3%
Ahern Rentals, Inc., Notes
9.25%	08/15/13	275	264,687
Avis Budget Car Rental LLC, Senior Unsecured Notes
7.62%	05/15/14	450	442,125
8.06%(k)	05/15/14	1,490	1,452,750
7.75%	05/15/16	1,965	1,925,700
Rent-A-Center, Senior Subordinated Notes
7.50%	05/01/10	1,570	1,491,500

			5,576,762

Machinery & Heavy Equipment — 0.1%
Terex Corp., Senior Subordinated Notes
7.38%	01/15/14	1,000	1,015,000

Manufacturing — 3.2%
American Railcar Industries, Inc., Senior Unsecured Notes
7.50%	03/01/14	1,960	1,950,200
Armstrong World Industries, Inc., Escrow Bonds
0.00%(c)(d)(g)(i)(j)		4,656	—
0.00%(c)(d)(g)(i)(j)		2,843	—
Belden CDT, Inc., Senior Subordinated Notes
7.00%(h)	03/15/17	990	980,100
Blaze Recyling & Metals LLC, Unsecured Notes
10.88%(h)	07/15/12	1,150	1,150,000
Buhrmann U.S., Inc., Senior Subordinated Notes
8.25%	07/01/14	1,575	1,488,375
Fedders N.A., Inc., Senior Unsecured Notes
9.88%(o)	03/01/14	375	60,000

See accompanying notes to financial statements.

92	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Manufacturing (Continued)
Gentek, Inc., Escrow Bonds
0.00%(g)(i)		$1,000	$—
Harland Clarke Holdings Corp., Senior Unsecured Notes
9.50%	05/15/15	1,360	1,213,800
10.31%(k)	05/15/15	1,120	999,600
Hexcel Corp., Senior Subordinated Notes
6.75%	02/01/15	1,850	1,826,875
Hexion Specialty Chemicals, Inc., Notes
9.75%	11/15/14	4,040	4,444,000
10.06%(k)	11/15/14	1,350	1,390,500
Jarden Corp., Senior Subordinated Notes
7.50%	05/01/17	4,705	4,552,088
Levi Strauss & Co., Senior Unsecured Notes
12.25%	12/15/12	3,760	4,042,869
8.88%	04/01/16	1,600	1,648,000
Norcross Safety Products LLC, Senior Subordinated Notes
9.88%	08/15/11	3,650	3,759,500
Park-Ohio Industries, Inc., Senior Subordinated Notes
8.38%	11/15/14	1,320	1,273,800
Rexnord LLC, Senior Notes
8.88%	09/01/16	2,260	2,271,300
Rexnord LLC, Senior Subordinated Notes
11.75%	08/01/16	6,140	6,539,100
Rexnord LLC, Senior Unsecured Notes
9.50%	08/01/14	7,060	7,307,100
Transdigm, Inc., Senior Subordinated Notes
7.75%	07/15/14	2,115	2,136,150
Vector Group Ltd., Notes
11.00%(h)	08/15/15	6,400	6,408,000

			55,441,357

Medical & Medical Services — 2.6%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes
7.50%	08/15/13	2,820	2,862,300
Community Health Systems, Inc., Senior Unsecured Notes
8.88%(h)	07/15/15	5,040	5,178,600
Omnicare, Inc., Debentures
3.25%	12/15/35	4,500	3,639,375
Tenet Healthcare Corp., Senior Unsecured Notes
6.50%	06/01/12	17,900	15,170,250
9.88%	07/01/14	6,775	6,199,125
9.25%	02/01/15	1,125	992,813
U.S. Oncology, Inc., Senior Subordinated Notes
10.75%	08/15/14	1,050	1,084,125
U.S. Oncology, Inc., Senior Unsecured Notes
9.00%	08/15/12	5,350	5,390,125
United Surgical Partners International, Inc., Senior Subordinated Notes
8.88%	05/01/17	3,800	3,838,000

			44,354,713

Medical Instruments & Supplies — 0.7%
Accellant, Inc., Senior Subordinated Notes
10.50%	12/01/13	6,275	5,804,375
Coopers Co., Inc.
7.12%	02/15/15	5,250	5,171,250

			10,975,625

Metal & Mining — 2.2%
AK Steel Corp., Senior Unsecured Notes
7.75%	06/15/12	3,900	3,948,750
Alpha Natural Resources, Senior Unsecured Notes
10.00%	06/01/12	3,395	3,564,750
California Steel Industries, Inc., Senior Unsecured Notes
6.12%	03/15/14	1,990	1,860,650
Century Aluminum Co., Senior Unsecured Notes
7.50%	08/15/14	2,605	2,631,050
Foundation Pennsylvania Coal Co., Senior Unsecured Notes
7.25%	08/01/14	3,225	3,160,500
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes
8.56%(k)	04/01/15	7,650	7,946,438
8.38%	04/01/17	13,110	14,322,675
Rathgibson, Inc., Senior Unsecured Notes
11.25%	02/15/14	1,225	1,252,562

			38,687,375

Motor Vehicles — 3.0%
Accuride Corp., Senior Subordinated Notes
8.50%	02/01/15	2,780	2,668,800
ArvinMeritor, Inc., Senior Notes
6.80%	02/15/09	176	172,920
ArvinMeritor, Inc., Unsecured Notes
8.12%	09/15/15	4,620	4,481,400
Asbury Automotive Group, Inc., Senior Subordinated Notes
8.00%	03/15/14	1,700	1,640,500
7.62%(h)	03/15/17	1,790	1,646,800
AutoNation, Inc., Senior Unsecured Notes
7.37%(k)	04/15/13	1,935	1,847,925
7.00%	04/15/14	1,520	1,451,600
Ford Motor Co., Debentures
8.90%	01/15/32	4,000	3,300,000
General Motors Acceptance Corp., Senior Unsecured Notes
8.00%	11/01/31	1,950	1,913,110
Group 1 Automotive, Inc., Senior Unsecured Notes
2.25%(k)	06/15/36	2,360	1,772,950
Lear Corp., Senior Unsecured Notes
5.75%	08/01/14	1,295	1,087,800
8.75%	12/01/16	3,625	3,407,500
Metaldyne Corp., Senior Unsecured Notes
10.00%	11/01/13	3,475	3,301,250
Stanadyne Corp., Senior Subordinated Notes
10.00%	08/15/14	3,115	3,130,575
Stanadyne Holdings, Inc., Senior Unsecured Notes
15.00%(m)	02/15/15	5,455	4,391,275
Sunstate Equipment Co. LLC, Senior Secured Notes
10.50%(h)	04/01/13	7,760	7,488,400

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	93

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Motor Vehicles (Continued)
Tenneco, Inc., Senior Subordinated Notes
8.62%	11/15/14	$1,950	$1,964,625
Titan Wheel International, Inc., Senior Unsecured Notes
8.00%	01/15/12	2,165	2,159,587
United Auto Group, Inc., Senior Subordinated Notes
7.75%	12/15/16	4,950	4,739,625

			52,566,642

Oil & Gas — 3.8%
Chesapeake Energy Corp., Senior Unsecured Notes
6.38%	06/15/15	4,670	4,582,438
6.62%	01/15/16	2,040	2,029,800
6.88%	11/15/20	300	293,625
Denbury Resources, Inc., Senior Subordinated Notes
7.50%	04/01/13	185	189,162
7.50%	12/15/15	4,150	4,253,750
Dynegy Holdings, Inc., Senior Unsecured Notes
7.75%(h)	06/01/19	10,285	9,835,031
East Cameron Gas
11.25%(c)	07/09/19	3,260	3,129,600
Encore Acquisition Co., Senior Subordinated Notes
6.00%	07/15/15	3,400	3,068,500
7.25%	12/01/17	1,350	1,279,125
EXCO Resources, Inc., Senior Secured Notes
7.25%	01/15/11	5,780	5,751,100
Frontier Oil Corp., Escrow Bonds
0.00%(c)(g)(i)(j)		500	—
KCS Energy, Inc., Senior Unsecured Notes
7.12%	04/01/12	6,235	6,047,950
Newfield Exploration Co., Senior Subordinated Notes
6.62%	09/01/14	1,380	1,355,850
6.62%	04/15/16	120	117,300
Range Resources Corp., Senior Subordinated Notes
7.38%	07/15/13	2,325	2,359,875
Sabine Pass LNG LP, Notes
7.50%	11/30/16	4,705	4,634,425
SemGroup LP, Senior Unsecured Notes
8.75%(h)	11/15/15	4,900	4,789,750
Swift Energy Co., Senior Unsecured Notes
7.12%	06/01/17	3,950	3,742,625
Whiting Petroleum Corp., Senior Subordinated Notes
7.25%	05/01/12	1,855	1,822,538
7.25%	05/01/13	4,910	4,787,250
The Williams Cos., Inc., Senior Unsecured Notes
7.36%(h)(k)	10/01/10	2,110	2,125,825

			66,195,519

Paper & Forest Products — 1.8%
Boise Cascade LLC, Senior Subordinated Notes
7.12%	10/15/14	4,485	4,305,600
Bowater, Inc., Senior Unsecured Notes
8.69%(k)	03/15/10	3,455	2,919,475
NewPage Corp., Senior Secured Notes
10.00%	05/01/12	12,000	12,630,000
11.61%(k)	05/01/12	2,475	2,660,625
NewPage Corp., Senior Subordinated Notes
12.00%	05/01/13	4,150	4,450,875
Verso Paper Holdings LLC, Notes
9.12%	08/01/14	2,265	2,332,950
Verso Paper Holdings LLC, Senior Subordinated Notes
11.38%	08/01/16	2,215	2,331,287

			31,630,812

Publishing & Printing — 1.0%
Cenveo Corp.
10.19%	09/17/15	8,000	8,000,000
Dex Media West LLC/Dex Media West Finance, Senior Subordinated Notes
9.88%	08/15/13	4,313	4,587,954
Dex Media, Inc., Senior Unsecured Notes
8.00%	11/15/13	1,000	1,007,500
Network Communications, Inc., Senior Unsecured Notes
10.75%	12/01/13	3,865	3,879,494

			17,474,948

Real Estate — 2.1%
American Real Estate Partners LP, Senior Unsecured Notes
8.12%	06/01/12	3,075	3,048,094
7.12%	02/15/13	3,050	2,905,125
7.12%(h)(p)	02/15/13	6,355	6,053,138
Ashton Woods USA LLC, Senior Subordinated Notes
9.50%	10/01/15	2,685	2,121,150
Mobile Services Group, Inc., Senior Unsecured Notes
9.75%(h)	08/01/14	2,750	2,750,000
Realogy Corp., Senior Notes
11.00%(f)(h)	04/15/14	9,190	7,570,262
Realogy Corp., Senior Subordinated Notes
12.38%(h)(n)	04/15/15	5,890	4,446,950
Realogy Corp., Senior Unsecured Notes
10.50%(h)	04/15/14	5,810	4,953,025
The Rouse Co., Unsecured Notes (REIT)
5.38%	11/26/13	540	484,763
Ventas Realty LP, Senior Unsecured Notes (REIT)
6.75%	06/01/10	1,910	1,933,875
9.00%	05/01/12	850	924,375

			37,190,757

Restaurants — 0.3%
Buffets, Inc., Senior Unsecured Notes
12.50%(h)	11/01/14	3,615	2,530,500
Landry’s Restaurants, Inc., Senior Unsecured Notes
7.50%	12/15/14	2,880	2,865,600

			5,396,100

See accompanying notes to financial statements.

94	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Retail Merchandising — 3.1%
American Greetings Corp., Senior Unsecured Notes
7.38%	06/01/16	$500	$485,000
Ames True Temper, Inc., Senior Unsecured Notes
9.36%(k)	01/15/12	5,865	5,777,025
Claire’s Stores, Inc., Senior Unsecured Notes
9.62%(f)(h)	06/01/15	3,250	2,697,500
General Nutrition Centers, Inc., Senior Subordinated Notes
10.75%(h)	03/15/15	7,290	7,034,850
General Nutrition Centers, Inc., Senior Unsecured Notes
10.01%(h)(k)	03/15/14	9,085	8,721,600
Michaels Stores, Inc., Senior Subordinated Notes
11.38%(h)(n)	11/01/16	10,600	10,838,500
Michaels Stores, Inc., Senior Unsecured Notes
10.00%(h)	11/01/14	760	779,000
Neiman Marcus Group, Inc., Senior Unsecured Notes
9.00%(f)	10/15/15	2,916	3,105,540
Rite Aid Corp., Notes
9.38%(h)	12/15/15	2,600	2,418,000
7.50%	03/01/17	9,275	8,730,094
Yankee Candle Co., Inc., Senior Subordinated Notes
9.75%(n)	02/15/17	3,320	3,137,400

			53,724,509

Semiconductors & Related Devices — 1.7%
Amkor Technologies, Inc., Senior Notes
7.75%	05/15/13	1,840	1,775,600
Amkor Technologies, Inc., Senior Unsecured Notes
9.25%	06/01/16	9,210	9,302,100
Freescale Semiconductor, Inc., Senior Unsecured Notes
9.12%(f)	12/15/14	15,945	14,749,125
Sanmina-SCI Corp., Senior Subordinated Notes
8.12%(n)	03/01/16	4,620	3,996,300

			29,823,125

Telecommunications — 9.3%
American Tower Corp., Senior Unsecured Notes
7.50%	05/01/12	5,025	5,163,188
7.00%(h)	10/15/17	1,400	1,408,750
American Tower Corp., Unsecured Notes
3.00%	08/15/12	3,500	7,577,500
Bonten Media Group, Inc., Senior Unsecured Notes
9.00%(f)(h)	06/01/15	1,880	1,682,600
Centennial Communications, Senior Subordinated Notes
10.75%	12/15/08	486	486,000
Centennial Communications, Senior Unsecured Notes
8.12%	02/01/14	4,830	4,914,525
Cincinnati Bell, Inc., Senior Unsecured Notes
7.25%	07/15/13	11,545	11,631,588
Citizens Communications Co., Senior Unsecured Notes
7.88%	01/15/27	500	487,500
Cricket Communications, Inc., Senior Unsecured Notes
9.38%	11/01/14	1,725	1,750,875
9.38%(h)	11/01/14	8,740	8,871,100
DIRECTV Holdings LLC, Unsecured Notes
8.38%	03/15/13	4,395	4,565,306
Dobson Cellular Systems, Inc., Notes
8.38%	11/01/11	1,745	1,851,881
Dobson Cellular Systems, Inc., Senior Secured Notes
8.38%	11/01/11	2,895	3,072,319
Dobson Communications Corp., Senior Notes
9.61%(k)	10/15/12	3,080	3,133,900
Fibertower Corp., Notes
9.00%(h)	11/15/12	3,120	3,295,500
Idearc, Inc., Senior Unsecured Notes
8.00%	11/15/16	7,500	7,481,250
IPCS, Inc., Notes
7.48%(h)(k)	05/01/13	3,630	3,521,100
MetroPCS Wireless, Inc., Senior Unsecured Notes
9.25%(h)	11/01/14	6,565	6,696,300
9.25%(h)	11/01/14	6,240	6,364,800
PanAmSat Corp., Senior Debentures
6.88%	01/15/28	2,690	2,340,300
PanAmSat Corp., Senior Unsecured Notes
9.00%	08/15/14	1,062	1,093,860
9.00%	06/15/16	3,145	3,239,350
Protostar Ltd.
12.50%(h)	10/15/12	9,820	10,212,321
Qwest Communications International, Inc., Senior Unsecured Notes
9.06%(k)	02/15/09	990	999,900
7.50%	02/15/14	4,060	4,110,750
7.50%	02/15/14	890	901,125
Qwest Corp., Debentures
7.12%	11/15/43	1,610	1,505,350
Qwest Corp., Senior Unsecured Notes
7.88%	09/01/11	3,175	3,333,750
6.50%(h)	06/01/17	3,170	3,106,600
Qwest Corp., Unsecured Notes
8.94%(k)	06/15/13	2,000	2,135,000
7.50%	10/01/14	7,735	8,044,400
Rural Cellular Corp., Senior Secured Notes
8.25%	03/15/12	3,460	3,589,750
Superior Essex Communications & Essex Group, Senior Notes
9.00%	04/15/12	7,805	7,707,438
Time Warner Telecom Holdings, Inc., Senior Unsecured Notes
9.25%	02/15/14	1,300	1,348,750
West Corp., Senior Subordinated Notes
11.00%(n)	10/15/16	11,250	11,812,500
West Corp., Senior Unsecured Notes
9.50%	10/15/14	2,465	2,545,112
Windstream Corp., Senior Unsecured Notes
8.12%	08/01/13	5,725	6,025,562

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	95

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Telecommunications (Continued)
8.62%	08/01/16	$3,450	$3,678,562

			161,686,362

Tires & Rubber — 0.9%
American Tire Distributors, Inc., Senior Unsecured Notes
11.61%(k)	04/01/12	3,000	2,977,500
Goodyear Tire & Rubber Co., Senior Notes
8.62%(h)	12/01/11	5,922	6,188,490
Goodyear Tire & Rubber Co., Senior Unsecured Notes
9.13%(h)(k)	12/01/09	1,000	1,007,500
7.86%	08/15/11	1,850	1,877,750
4.00%(k)	06/15/34	1,550	3,956,375

			16,007,615

Transportation — 0.4%
Hornbeck Offshore Services, Inc., Senior Unsecured Notes
6.12%	12/01/14	955	892,925
Overseas Shipholding Group, Inc., Debentures
8.75%	12/01/13	3,980	4,278,500
Swift Transportation Co., Inc., Notes
13.31%(h)(k)	05/15/15	315	214,200
12.50%(h)	05/15/17	1,825	1,222,750

			6,608,375

Waste Management — 0.6%
Aleris International, Inc., Senior Unsecured Notes
9.00%(f)	12/15/14	9,130	8,445,250
Casella Waste Systems, Inc., Senior Subordinated Notes
9.75%	02/01/13	1,225	1,249,500

			9,694,750

Yankee — 9.5%
Business Services — 0.1%
Quebecor World, Inc. (Canada), Senior Unsecured Notes
9.75%(h)(q)	01/15/15	2,780	2,661,850

Chemicals — 0.4%
Ineos Group Holdings Plc (United Kingdom), Unsecured Notes
8.50%(h)(q)	02/15/16	4,570	4,375,775
NOVA Chemicals Corp. (Canada), Senior Unsecured Notes
8.50%(k)(q)	11/15/13	2,200	2,156,000

			6,531,775

Computer & Office Equipment — 0.1%
Seagate Technology HDD Holdings (Cayman Islands), Senior Unsecured Notes
6.80%(q)	10/01/16	1,390	1,358,725

Containers — 0.3%
Impress Holdings BV (Netherlands), Secured Notes
8.48%(h)(k)(q)	09/15/13	4,950	4,920,944

Electronics — 0.6%
NXP BV (Netherlands), Notes
8.11%(k)(q)	10/15/13	6,405	5,948,644
9.50%(q)	10/15/15	5,470	5,100,775

			11,049,419

Energy & Utilities — 0.3%
OPTi, Inc. (Canada), Notes
8.25%(h)(q)	12/15/14	5,600	5,642,000

Entertainment & Leisure — 0.4%
CanWest Mediaworks, Inc. (Canada), Senior Subordinated Notes
8.00%(q)	09/15/12	2,875	2,817,500
Quebecor Media, Inc. (Canada), Senior Notes
7.75%(q)	03/15/16	3,300	3,147,375
Quebecor Media, Inc. (Canada), Senior Unsecured Notes
7.75%(q)	03/15/16	450	429,187

			6,394,062

Finance — 1.7%
Corral Finans AB (Sweden), Senior Unsecured Notes
6.86%(f)(h)(k)(q)	04/15/10	4,339	4,122,332
Digicel Group Ltd. (Jamaica), Unsecured Notes
8.88%(h)(n)(q)	01/15/15	3,040	2,857,600
9.88%(f)(h)(q)	01/15/15	7,011	6,520,230
Duloxetine Royalty (Cayman Islands), Senior Secured Notes (acquired 09/30/05, cost $2,500,000)
13.00%(l)(q)	10/15/13	2,500	2,575,000
Wind Acquisition Finance SA (Luxembourg)
0.00%(q)	12/17/14	2,250	2,276,719
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes
10.75%(h)(q)	12/01/15	10,490	11,617,675

			29,969,556

Leasing — 0.0%
Ashtead Holdings Plc (United Kingdom), Senior Secured Notes
8.62%(h)(q)	08/01/15	850	826,625

Manufacturing — 0.3%
Hynix Semiconductor, Inc. (South Korea), Senior Unsecured Notes
7.88%(h)(q)	06/27/17	2,860	2,774,200
Invensys Plc (United Kingdom), Senior Unsecured Notes
9.88%(h)(q)	03/15/11	1,820	1,915,550

			4,689,750

Medical Instruments & Supplies — 0.4%
Angiotech Pharmaceutical, Inc. (Canada), Senior Unsecured Notes
9.37%(k)(q)	12/01/13	7,790	7,984,750

Metal & Mining — 0.2%
Novelis, Inc. (Canada), Senior Unsecured Notes
7.25%(q)	02/15/15	1,575	1,519,875

See accompanying notes to financial statements.

96	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Corporate Bonds (Continued)
Yankee (Continued)
Metal & Mining (Continued)
Russell Metals, Inc. (Canada), Senior Subordinated Notes
6.38%(q)	03/01/14	$1,625	$1,523,437

			3,043,312

Oil & Gas — 0.9%
Compagnie Generale de Geophysique (France), Senior Unsecured Notes
7.75%(q)	05/15/17	6,135	6,319,050
Compton Petroleum Finance Corp. (Canada), Senior Notes
7.62%(q)	12/01/13	3,410	3,290,650
North American Energy Partners, Inc. (Canada), Senior Unsecured Notes
8.75%(q)	12/01/11	5,520	5,575,200

			15,184,900

Paper & Forest Products — 1.1%
Abitibi-Consolidated, Inc. (Canada), Senior Debentures
8.85%(q)	08/01/30	635	438,150
Abitibi-Consolidated, Inc. (Canada), Senior Unsecured Notes
8.55%(q)	08/01/10	200	165,000
Abitibi-Consolidated, Inc. (Canada), Unsecured Notes
6.00%(q)	06/20/13	2,605	1,823,500
Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes
9.11%(k)(q)	10/01/10	4,850	3,710,250
7.25%(n)(q)	10/01/12	2,190	1,500,150
Bowater Finance Corp. (Canada), Senior Unsecured Notes
7.95%(q)	11/15/11	3,405	2,800,612
Cascades, Inc. (Canada), Unsecured Notes
7.25%(q)	02/15/13	1,715	1,680,700
Catalyst Paper Co. (Canada), Senior Unsecured Notes
7.38%(q)	03/01/14	2,275	1,694,875
Domtar, Inc. (Canada), Senior Unsecured Notes
7.88%(q)	10/15/11	1,685	1,731,338
7.12%(q)	08/15/15	3,720	3,571,200

			19,115,775

Telecommunications — 2.2%
Asia Global Crossing Ltd. (Bermuda), Senior Unsecured Notes
13.38%(j)(q)	10/15/10	2,000	195,000
Inmarsat Finance II Plc (United Kingdom), Senior Unsecured Notes
10.38%(q)	11/15/12	1,180	1,129,850
Intelsat Intermediate Ltd. (Bermuda), Senior Unsecured Notes
9.23%(q)	02/01/15	3,370	2,771,825
Intelsat Ltd. (Bermuda), Senior Unsecured Notes
11.41%(k)(q)	06/15/13	5,840	6,102,800
8.89%(k)(q)	01/15/15	6,840	6,908,400
9.25%(q)	06/15/16	1,940	2,012,750
11.25%(q)	06/15/16	2,680	2,870,950
Nortel Networks Ltd. (Canada), Senior Unsecured Notes
9.61%(h)(k)(q)	07/15/11	9,020	9,020,000
Orascom Telecom Finance SCA (Egypt)
7.88%(q)	02/08/14	930	878,850
Orascom Telecom Finance SCA (Eygpt), Senior Unsecured Notes
7.88%(h)(q)	02/08/14	3,410	3,226,713
Virgin Media Finance Plc (United Kingdom), Senior Unsecured Notes
8.75%(q)	04/15/14	2,665	2,731,625

			37,848,763

Transportation — 0.4%
Britannia Bulk Plc (United Kingdom), Notes
11.00%(q)	12/01/11	1,525	1,547,875
CHC Helicopter Corp. (Canada), Senior Subordinated Notes
7.38%(q)	05/01/14	760	722,000
Navios Martime Holding, Inc. (Greece), Senior Unsecured Notes
9.50%(q)	12/15/14	3,700	3,815,625

			6,085,500

Waste Management — 0.1%
Waste Services, Inc. (Canada), Senior Subordinated Notes
9.50%(q)	04/15/14	1,850	1,850,000

TOTAL CORPORATE BONDS
(Cost $1,340,466,294)			1,326,310,980

Foreign Bonds — 2.3%
Denmark — 0.7%
Nordic Telephone Co. Holdings Aps (EUR)
9.75%	05/01/16	2,400	3,490,710
Nordic Telephone Co. Holdings Aps, Senior Unsecured Notes (EUR)
8.88%(h)	05/01/16	8,655	9,131,025

			12,621,735

Ireland — 0.7%
BCM Ireland Finance Ltd. (EUR)
11.06%(h)	02/15/17	3,362	4,697,825
BCM Ireland Finance Ltd., Senior Notes (EUR)
9.51%(k)	08/15/16	5,480	7,833,706

			12,531,531

Luxembourg — 0.5%
Wind Acquisition Finance (EUR)
0.00%	12/17/14	6,165	8,917,125

Netherlands — 0.1%
Asset Repackaging Trust BV (EUR)
11.48%(f)(k)	12/21/11	903	1,292,645

South Africa — 0.1%
Cell C Ltd. (EUR)
8.62%	07/01/12	700	935,776

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	97

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Foreign Bonds (Continued)
United Kingdom — 0.2%
Ineos Group Holdings Plc (EUR)
7.88%(h)	02/15/16	$2,000	$2,666,515

TOTAL FOREIGN BONDS (Cost $36,564,527)			38,965,327

Bank Loans — 6.0%
Air Transportation — 0.1%
Hawker Beechcraft Corp.
5.32%	03/31/14	133	128,887
Hawker Beechcraft Corp., Term B
5.32%	03/31/14	1,563	1,515,596

			1,644,483

Computer Software & Services — 0.2%
Riverdeep Interactive Learning USA, Inc.
11.94%	12/21/07	4,196	4,179,837

Containers — 0.2%
Berry Plastics Group, Inc.
11.97%	06/15/14	3,760	3,384,000

Energy & Utilities — 0.7%
MACH Gen LLC, Tranche B
7.36%	02/22/14	469	453,750
7.50%	02/22/14	4,497	4,353,353
MACH Gen LLC, Tranche B Constant Price
12.86%	12/31/49	3,493	3,381,173
Sandridge Energy, Inc.
8.98%	03/01/14	2,250	2,227,500
8.62%	03/01/15	2,400	2,364,000

			12,779,776

Entertainment & Leisure — 0.4%
EB Sports Corp.
11.36%	05/01/12	5,514	5,272,332
HIT Entertainment Plc (United Kingdom), 2nd Lien
10.86%	01/31/13	1,500	1,432,500

			6,704,832

Finance — 1.1%
Affinion Group Holdings, Inc.
11.66%	03/01/12	7,900	7,584,000
BLB Worldwide Holdings, Inc.
9.63%	08/31/12	500	460,000
Kabel Deutschland Holdings GMBH PIK (Germany) (EUR)
11.18%	12/15/14	2,215	3,038,631
Travelport LLC
12.36%	03/22/12	8,914	8,453,718

			19,536,349

Food & Agriculture — 0.9%
Chiquita Brands LLC, Tranche C
8.56%	06/28/12	2,803	2,714,943
Service Master
10.75%	06/19/08	14,200	13,064,000

			15,778,943

Manufacturing — 0.2%
Spectrum Brands, Inc.
5.52%	04/15/13	127	124,167
Spectrum Brands, Inc., Term B
9.36%	04/13-04/13	1,976	1,934,159
10.75%	04/12/13	6	6,280
9.53%	04/15/13	205	200,952
9.75%	04/15/13	379	370,504
Spectrum Brands, Inc., Term B II
9.56%	04/15/13	457	447,001

			3,083,063

Medical & Medical Services — 0.6%
Community Health Systems, Inc., Delayed Draw
5.82%	06/18/14	408	399,987
Community Health Systems, Inc., Term B
7.57%	06/18/14	6,182	6,064,803
Rotech Healthcare, Inc., Loan
11.36%	09/26/11	2,597	2,337,172
Talecris, 1st Lien
9.00%	03/31/10	981	973,993

			9,775,955

Paper & Forest Products — 0.6%
Verso Paper Finance Holdings LLC
11.61%	02/01/13	10,530	9,950,850

Plastics — 0.1%
Lucite International Group Holdings Ltd. PIK (EUR)
12.99%(f)	07/15/14	852	1,171,759
Synventive Acquisition, Inc., Mezzanine
14.00%(j)	02/17/14	518	233,047

			1,404,806

Retail Merchandising — 0.1%
Michaels Stores, Inc., Term B
7.62%	10/31/13	1,943	1,881,773
7.69%	10/31/13	5	4,879
8.12%	10/31/13	52	50,348

			1,937,000

Semiconductors & Related Devices — 0.2%
Applied Tech Products Corp., Tranche A
12.32%(c)	10/24/10	1,362	1,354,349
Applied Tech Products Corp., Tranche B
16.32%(c)	04/24/11	642	637,118
Applied Tech Products Corp., Tranche C
13.62%(c)	10/24/11	255	15,354
Electrical Components International Holdings Company, 2nd Lien
11.88%	05/19/14	1,000	910,000

			2,916,821

Yankee — 0.6%
Finance — 0.5%
Wind Acquisition Holdings Finance SA (Luxembourg)
12.61%(q)	12/21/11	8,717	8,749,952

See accompanying notes to financial statements.

98	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity		Par (000)	Value
Bank Loans (Continued)
Yankee (Continued)
Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd. (Canada)
8.05%(q)	06/12/14		$2,000	$1,903,334

				10,653,286

TOTAL BANK LOANS (Cost $107,778,570)				103,730,001

			Par/Shares (000)
Short Term Investments — 8.4%
Federal Home Loan Bank, Discount Notes
4.75%(r)	10/05/07		128,158	128,090,361
Galileo Money Market Fund,	4.72	%(s)	16,349	16,348,909

TOTAL SHORT TERM INVESTMENTS (Cost $144,439,270)				144,439,270

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS — 95.8% (Cost $1,691,557,226)				1,658,666,558

			Par (000)
Repurchase Agreements — 6.7%
Lehman Brothers Holdings, Inc.
4.85%(g)			10,790	10,790,000
(Agreement dated 09/25/07 to be repurchased at $10,797,268, collateralized by $11,000,000 White Mountains RE Group 7.51% due 05/29/49. The value of the collateral is $10,572,012.)
5.30%(g)			3,687	3,687,000
(Agreement dated 06/29/07 to be repurchased at $3,737,481, collateralized by $3,680,000 American Stores Co. 8.00% due 06/01/26. The value of the collateral is $3,845,885.)
5.35%(g)			9,146	9,146,250
(Agreement dated 08/02/07 to be repurchased at $9,226,445, collateralized by $9,000,000 Peabody Energy Corp. 6.88% due 03/15/13. The value of the collateral is $9,115,781.)
5.35%(g)			13,600	13,600,000
(Agreement dated 08/03/07 to be repurchased at $13,717,224, collateralized by $12,835,000 Calpine Corp. 8.50% due 07/15/10. The value of the collateral is $14,928,833.)
5.35%(g)			15,460	15,460,000
(Agreement dated 08/17/07 to be repurchased at $15,561,091, collateralized by $16,000,000 Echostarlron Mountain Inc. 8.63% due 04/01/13. The value of the collateral is $16,316,259.)
5.35%(g)			8,680	8,680,000
(Agreement dated 08/20/07 to be repurchased at $8,732,888, collateralized by $7,850,000 PSEG Energy Holdings 10.00% due 10/01/09. The value of the collateral is $9,733,737.)
5.35%(g)			9,475	9,475,000
(Agreement dated 08/21/07 to be repurchased at $9,531,324, collateralized by $9,600,000 Qwest Capital Funding, Inc. 7.25% due 02/15/11. The value of the collateral is $9,735,000.)

			Par (000)	Value
Repurchase Agreements (Continued)
5.35%(g)			$20,850	$20,850,000
(Agreement dated 09/11/07 to be repurchased at $20,908,872, collateralized by $21,3600,000 Gerdau Ameristeel Corp. 10.38% due 07/15/11. The value of the collateral is $23,146,875.)
5.35%(g)			23,835	23,835,000
(Agreement dated 06/22/07 to be repurchased at $24,189,215, collateralized by $25,345,000 Echostar DBS Corp. 6.38% due 10/01/11. The value of the collateral is $26,275,109.)
TOTAL REPURCHASE AGREEMENTS (Cost $115,523,250)				115,523,250

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENT — 102.5% (Cost $1,807,080,476)				1,774,189,808

			Number of Shares
Affiliated Investment — 0.1%
Short Term Investment — 0.1%
Institutional Money Market Trust, 5.50%(t)(u) (Cost $316,590)			316,590	316,590

TOTAL INVESTMENTS INCLUDING REPURCHASE AGREEMENTS — 102.6% (Cost $1,807,397,066(a))				1,774,506,398
PAYABLE FOR REVERSE REPURCHASE AGREEMENTS — (2.6)%				(44,689,000)
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%				727,814

NET ASSETS — 100.0%				$1,730,545,212

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	99

Schedule of Investments (concluded)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

(a)	Cost for federal income tax purposes is $1,808,546,783. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$29,267,845
Gross unrealized depreciation	(63,308,230)

$(34,040,385)

(b)	Non-income producing security.
(c)

Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees. As of September 30, 2007, these securities had a total market value of $12,832,074, which represents 0.7% of net assets.

(d)	Total or partial security on loan.
(e)

Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (i) a resale Registration Statement has been filed with the SEC and declared effective or (ii) resale is permitted under Rule 144A without the need for an effective registration statement.

As of September 30, 2007, the Portfolio held 0.7% of its net assets, with a current market value of $12,722,400 and an original cost of $11,160,000 in these securities.

(f)	Payment in kind security.
(g)	The security is a perpetual bond and has no stated maturity date.
(h)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 24.4% of its net assets, with a current market value of $421,536,520, in securities restricted as to resale.

(i)	Security held in escrow for future payments
(j)	As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity.
(k)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(l)	Security is illiquid. As of September 30, 2007, the Portfolio held 0.2% of its net assets, with a current market value of $2,832,500, in these securities.
(m)	Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2007.
(n)	Security, or a portion thereof, with a market value of $48,304,166, has been pledged as collateral for reverse repurchase agreements.
(o)	Security in default.
(p)	Security, or a portion thereof, with a market value of $762,000 , has been pledged as collateral for swap and swaption contracts.
(q)	U.S. dollar denominated security issued by foreign domiciled entity.
(r)	The rate shown is the effective yield at the time of purchase.
(s)	Represents current yield as of September 30, 2007.
(t)	The rate shown is the effective yield as of September 30, 2007.
(u)	Security purchased with the cash proceeds from securities loaned.

See accompanying notes to financial statements.

100	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments	Taxable Bond Portfolios

KEY TO INVESTMENT ABBREVIATIONS

ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
CHF	Swiss Francs
CMT	Constant Maturity Treasury Rate
CAD	Canadian Dollar
CZK	Czechoslovakian Krone
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IO	Interest Only
JPY	Japanese Yen
KRW	Korean Won
MXP	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
PO	Principal Only
REIT	Real Estate Investment Trust
SEK	Swedish Krona
TBA	To Be Announced

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	101

Statements of Assets and Liabilities

As of September 30, 2007	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Total Return Portfolio II
Assets
Investments at value - unaffiliated[1]	$41,242,143	$1,165,658,601	$662,534,630	$1,033,887,044	$6,829,559,637
Investments at value - affiliated[2]	602,326	9,927,514	142,247	—	15,229,386
Investments in swap contracts	—	—	146,467	—	—
Cash denominated in foreign currencies at value[3]	9,752	583,059	—	—	641,069
Dividends and reclaims receivable	5,181	21,335	2,707	4,160	6,959
Interest receivable	180,927	5,688,604	3,222,314	7,498,235	28,891,885
Interest receivable - affiliated	4,668	34,559	1,352	55	72,231
Principal paydown receivable	73,349	1,649,930	647,593	153,785	410,706
Investments sold receivable	1,203,898	—	117,669,339	103,840,801	2,914,669,192
Receivable from advisor	698	113,046	3,776	5	54,317
Capital shares sold receivable	13,804	2,423,457	547,546	1,743,807	27,872,919
Prepaid expenses	7,543	52,405	25,657	26,970	45,703
Unrealized appreciation on forward foreign currency contracts	72,870	2,286,543	—	—	4,243,218
Unrealized appreciation on swaps	155,765	4,262,293	2,577,005	4,026,126	8,730,487
Futures margin receivable	7,878	213,675	36,375	17,362	761,097

Total Assets	43,580,802	1,192,915,021	787,557,008	1,151,198,350	9,831,188,806

Liabilities
Investments purchased payable	3,359,104	62,245,317	178,981,008	163,439,662	3,824,631,183
Capital shares redeemed payable	642,295	2,218,475	1,288,126	4,911,458	31,213,375
Distributions payable	154,396	1,648,952	979,343	1,358,106	5,832,702
Unrealized depreciation on forward foreign currency contracts	81,479	2,524,045	—	—	425,785
Unrealized depreciation on swaps	48,568	2,208,775	2,801,593	7,147,302	24,965,786
Options and swaptions written, at fair value[4]	22,679	3,619,309	2,246,791	4,438,957	11,807,405
Custodian fees payable	4,755	8,499	10,835	16,418	110,073
Administration fees payable	1,825	75,458	32,164	66,811	179,605
Investment advisory fees payable	800	231,079	178,118	215,746	674,193
Transfer agent fees payable	549	182,648	98,240	67,438	363,782
Officers’ and trustees’ fees payable	336	9,546	4,160	7,835	26,568
Futures margin payable	2,311	1,201	77,015	194,654	106,453
Reverse repurchase agreements payable	—	—	10,217,375	35,195,960	252,999,541
Collateral received for swap contracts	—	—	1,700,000	—	—
Interest payable	—	—	175,819	138,348	4,571,932
Payable for financing transactions	—	—	4,082,737	11,955,018	224,782,735
Mortgage pass-throughs TBA sale commitments, at value[5]	—	—	93,180,037	57,362,864	2,218,571,356
Distribution fees payable	—	56,406	31,735	9,563	69,204
Other accrued expenses payable	31,989	379,955	142,698	180,938	409,512

Total Liabilities	4,351,086	75,409,665	296,227,794	286,707,078	6,601,741,190

Net Assets	$39,229,716	$1,117,505,356	$491,329,214	$864,491,272	$3,229,447,616

See accompanying notes to financial statements.

102	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Total Return Portfolio II
Net Assets Consist of
Capital paid in	$40,369,874	$1,173,745,075	$502,554,263	$872,291,517	$3,279,631,526
Undistributed (distributions in excess of) net investment income	(14,773)	(735,675)	730,358	820,379	(5,539,101)
Accumulated net realized loss on investment transactions, futures, options, swaptions, swap and foreign currency transactions	(1,058,189)	(55,664,295)	(12,130,466)	(8,703,504)	(39,586,543)
Net unrealized appreciation (depreciation) on investment transactions, futures, options, swaptions, swap and foreign currency transactions	(67,196)	160,251	175,059	82,880	(5,058,266)

Net Assets	$39,229,716	$1,117,505,356	$491,329,214	$864,491,272	$3,229,447,616

[1]Cost of investments - unaffiliated	$41,385,566	$1,166,901,572	$662,528,643	$1,034,041,585	$6,831,275,433
[2]Cost of investments - affiliated	603,843	9,800,034	142,053	—	15,501,488
[3]Cost of cash denominated in foreign currencies	9,134	567,319	—	—	652,356
[4]Premiums received - options and swaptions written	19,000	3,705,040	2,809,332	5,367,543	14,333,475
[5]Proceeds paid - mortgage pass-throughs TBA sale commitments	—	—	93,591,703	57,642,906	2,225,149,859
BlackRock Shares
Net Assets	$20,164,782	$419,426,287	$—	$262,145,186	$1,613,030,748
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,060,320	42,151,382	—	28,238,789	170,243,183
Net Asset Value	$9.79	$9.95	$—	$9.28	$9.47
Institutional Shares
Net Assets	$18,934,334	$223,921,589	$195,657,671	$300,376,777	$1,210,031,188
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,935,820	22,484,672	19,127,256	32,364,908	127,985,162
Net Asset Value	$9.78	$9.96	$10.23	$9.28	$9.45
Service Shares
Net Assets	$42,671	$251,036,880	$1,134,039	$257,580,340	$60,379,818
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,430	25,214,257	110,919	27,745,810	6,384,169
Net Asset Value	$9.63	$9.96	$10.22	$9.28	$9.46
Investor A Shares
Net Assets	$87,929	$72,651,446	$246,273,223	$29,327,552	$236,934,314
Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,000	7,293,400	24,020,162	3,160,427	25,036,880
Net Asset Value	$9.77	$9.96	$10.25	$9.28	$9.46
See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	103

Statements of Assets and Liabilities (continued)

As of September 30, 2007	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Total Return Portfolio II
Investor A1 Shares
Net Assets	$—	$39,579,467	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	3,972,408	—	—	—
Net Asset Value	$—	$9.96	$—	$—	$—
Investor B Shares
Net Assets	$—	$22,287,676	$35,150,250	$6,134,191	$30,053,742
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	2,238,016	3,436,157	660,940	3,177,350
Net Asset Value	$—	$9.96	$10.23	$9.28	$9.46
Investor B1 Shares
Net Assets	$—	$1,435,015	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	144,171	—	—	—
Net Asset Value	$—	$9.95	$—	$—	$—
Investor B2 Shares
Net Assets	$—	$11,538,048	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	1,159,229	—	—	—
Net Asset Value	$—	$9.95	$—	$—	$—
Investor C Shares
Net Assets	$—	$38,222,103	$13,114,031	$8,927,226	$78,994,745
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	3,839,619	1,281,070	961,072	8,385,112
Net Asset Value	$—	$9.95	$10.24	$9.29	$9.42

See accompanying notes to financial statements.

104	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Total Return Portfolio II
Investor C1 Shares
Net Assets	$—	$9,832,527	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	987,690	—	—	—
Net Asset Value	$—	$9.96	$—	$—	$—
Investor C2 Shares
Net Assets	$—	$27,574,318	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	2,770,132	—	—	—
Net Asset Value	$—	$9.95	$—	$—	$—
Investor R Shares
Net Assets	$—	$—	$—	$—	$23,061
Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	—	—	2,436
Net Asset Value	$—	$—	$—	$—	$9.47

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	105

Statements of Assets and Liabilities (continued)

As of September 30, 2007	Government Income Portfolio	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio
Assets
Investments at value - unaffiliated[1],2	$5,065,487,767	$100,765,892	$495,758,739	$1,484,635,990	$530,292,380	$1,774,189,808
Investments at value - affiliated long term[3]	25,725,718	—	3,220	1,908,176	—	—
Collateral received for securities loaned - affiliated[5]	—	—	—	—	—	316,590
Investments in swap contracts	—	—	17,400	—	—	5,771,528
Cash denominated in foreign currencies at value[6]	—	48,749	—	145,524	2,160,160	8,602,405
Dividends and reclaims receivable	—	1,388	2,942	1,859	15,213	34,741
Interest receivable	14,831,966	560,511	1,621,403	6,588,737	7,752,598	34,932,581
Interest receivable - affiliated	127,823	25	70	9,559	506	2,429
Principal paydown receivable	176,936	—	—	—	—	—
Investments sold receivable	6,717,562,524	1,055,490	300,215,236	512,732,645	7,014,684	10,246,322
Receivable for financing transactions	—	—	22,761	—	—	—
Receivable from advisor	146,594	198	4	5,039	—	158,104
Capital shares sold receivable	6,332,744	918,008	120,339	919,976	829,916	145,290,922
Prepaid expenses	48,368	28,335	20,946	20,120	34,850	71,264
Unrealized appreciation on forward foreign currency contracts	—	110,973	—	946,952	17,505,105	—
Unrealized appreciation on swaps	27,330,006	426,029	373,401	1,960,036	5,000,380	772,411
Futures margin receivable	85,463	33,576	34,324	141,137	351,157	—

Total Assets	11,857,855,909	103,949,174	798,190,785	2,010,015,750	570,956,949	1,980,389,105

Liabilities
Investments purchased payable	7,594,394,596	6,512,775	386,111,085	819,843,230	13,990,586	48,812,718
Mortgage pass-throughs TBA sale commitments, at value[8]	2,295,944,095	—	219,435,164	347,070,160	7,008,750	—
Capital shares redeemed payable	119,261,377	594,699	145,541	645,401	801,781	144,697,818
Reverse repurchase agreements payable	94,531,970	—	11,014,000	32,623,000	—	44,689,000
Unrealized depreciation on swaps	43,377,663	192,608	141,943	7,064,051	2,939,414	4,625,982
Payable for financing transactions	39,594,524	7,412,104	—	40,116,603	—	—
Collateral received for swap contracts	—	—	—	—	230,000	—
Distributions payable	5,783,912	67,211	602,484	1,904,487	705,266	3,832,209
Interest payable	4,670,978	—	454,031	699,232	11,667	630,836
Futures margin payable	1,151,853	6,171	27,311	24,590	10,910	—
Transfer agent fees payable	821,531	18,400	15,853	14,956	127,869	480,557
Investment advisory fees payable	333,785	1,639	36,438	306,307	241,247	535,181
Options and swaptions written, at fair value[7]	265,398	1,252,537	130,523	3,034,248	1,713,010	—
Distribution fees payable	200,079	26,976	18,212	3,846	33,313	139,895
Administration fees payable	102,147	7,597	14,512	44,783	43,718	94,623
Custodian fees payable	98,148	4,781	8,873	26,899	28,420	18,692
Officers’ and trustees’ fees payable	15,092	729	1,501	6,251	4,704	14,159
Payable upon return of securities loaned	—	—	—	—	—	316,590
Premiums received for swap contracts	—	—	—	—	9,842	—
Unrealized depreciation on forward foreign currency contracts	—	76,085	—	93,199	8,166,573	421,182
Other accrued expenses payable	1,022,078	2,143	61,405	145,601	151,941	534,451

Total Liabilities	10,201,569,226	16,176,455	618,218,876	1,253,666,844	36,219,011	249,843,893

Net Assets	$1,656,286,683	$87,772,719	$179,971,909	$756,348,906	$534,737,938	$1,730,545,212

See accompanying notes to financial statements.

106	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Government Income Portfolio	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio
Net Assets Consist of
Capital paid in	$1,776,060,202	$92,612,119	$193,653,869	$765,221,239	$502,712,119	$1,891,029,308
Undistributed (distributions in excess of) net investment income	3,916,601	484,358	(188,871)	(838,182)	(9,874,207)	2,388,892
Accumulated net realized loss on investment transactions, futures, options, swaptions, swap and foreign currency transactions	(107,436,757)	(5,279,037)	(13,111,442)	(7,196,250)	(1,979,700)	(125,495,511)
Net unrealized appreciation (depreciation) on investment transactions, futures, options, swaptions, swap and foreign currency transactions	(16,253,363)	(44,721)	(381,647)	(837,901)	43,879,726	(37,377,477)

Net Assets	$1,656,286,683	$87,772,719	$179,971,909	$756,348,906	$534,737,938	$1,730,545,212

[1]Cost of investments - unaffiliated	$5,073,460,830	$100,932,920	$497,251,071	$1,482,871,598	$497,412,851	$1,807,080,476
[2]Market value of securities loaned	—	—	—	—	—	213,429
[3]Cost of investments - affiliated long term	25,385,472	—	3,220	1,903,616	—	—
[5]Cost collateral received from securities loaned - affiliated	—	—	—	—	—	316,590
[6]Cost of cash denominated in foreign currencies	—	48,029	—	143,856	2,115,338	8,470,375
[7]Premiums received - options and swaptions written	533,140	1,145,271	262,200	3,758,690	1,750,235	—
[8]Proceeds paid - mortgage pass-throughs TBA sale commitments	2,303,405,483	—	220,163,974	347,772,997	6,997,266	—
BlackRock Shares
Net Assets	$5,953	$1,954,277	$12,161,909	$—	$87,530,492	$317,610,192
Shares outstanding, unlimited number of shares authorized, $0.001 par value	576	198,094	1,288,616	—	7,564,899	39,811,482
Net Asset Value	$10.34	$9.87	$9.44	$—	$11.57	$7.98
Institutional Shares
Net Assets	$272,012,297	$22,956,183	$118,652,123	$514,469,042	$213,262,223	$372,128,771
Shares outstanding, unlimited number of shares authorized, $0.001 par value	26,331,703	2,280,814	12,560,189	51,497,502	18,449,393	46,650,732
Net Asset Value	$10.33	$10.06	$9.45	$9.99	$11.56	$7.98
Service Shares
Net Assets	$767,638	$1,803,093	$7,046,970	$214,593,134	$70,819,062	$184,473,756
Shares outstanding, unlimited number of shares authorized, $0.001 par value	74,311	178,725	746,556	21,480,621	6,117,109	23,116,157
Net Asset Value	$10.33	$10.09	$9.44	$9.99	$11.58	$7.98
Investor A Shares
Net Assets	$928,827,978	$16,138,775	$14,676,913	$21,155,221	$110,810,020	$586,747,715
Shares outstanding, unlimited number of shares authorized, $0.001 par value	89,793,294	1,614,002	1,547,362	2,116,903	9,576,607	73,549,971
Net Asset Value	$10.34	$10.00	$9.49	$9.99	$11.57	$7.98

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	107

Statements of Assets and Liabilities (concluded)

As of September 30, 2007	Government Income Portfolio	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio
Investor B Shares
Net Assets	$24,132,863	$8,800,112	$11,065,438	$3,890,179	$12,538,793	$66,013,771
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,333,378	878,697	1,170,412	389,253	1,082,689	8,275,918
Net Asset Value	$10.34	$10.01	$9.45	$9.99	$11.58	$7.98
Investor B1 Shares
Net Assets	$161,301,950	$—	$—	$—	$—	$82,923,535
Shares outstanding, unlimited number of shares authorized, $0.001 par value	15,599,637	—	—	—	—	10,397,170
Net Asset Value	$10.34	$—	$—	$—	$—	$7.98
Investor C Shares
Net Assets	$36,206,875	$36,120,279	$16,368,556	$2,241,330	$39,777,348	$70,572,923
Shares outstanding, unlimited number of shares authorized, $0.001 par value	3,506,683	3,589,771	1,733,017	224,823	3,426,311	8,841,951
Net Asset Value	$10.33	$10.06	$9.45	$9.97	$11.61	$7.98
Investor C1 Shares
Net Assets	$185,006,297	$—	$—	$—	$—	$42,885,469
Shares outstanding, unlimited number of shares authorized, $0.001 par value	17,923,005	—	—	—	—	5,370,020
Net Asset Value	$10.32	$—	$—	$—	$—	$7.99
R Shares
Net Assets	$48,024,832	$—	$—	$—	$—	$7,189,080
Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,647,071	—	—	—	—	901,413
Net Asset Value	$10.33	$—	$—	$—	$—	$7.98

See accompanying notes to financial statements.

108	ANNUAL REPORT	SEPTEMBER 30, 2007

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Statements of Operations

For the Year Ended September 30, 2007	Enhanced Income Portfolio	Low Duration Bond Portfolio	Intermediate Government Bond Portfolio	Intermediate Bond Portfolio II	Total Return Portfolio II
Investment Income
Interest	$1,943,353	$56,769,600	$25,416,069	$46,710,984	$160,721,178
Securities lending income from affiliate (Note D)	13	3,369	—	3,956	9,023
Dividends	60,573	382,344	196,258	314,396	328,959
Foreign taxes withheld	—	—	—	—	—
Interest from affiliates (Note D)	51,225	538,994	42,610	1,582	378,763

Total investment income	2,055,164	57,694,307	25,654,937	47,030,918	161,437,923

Expenses
Investment advisory fees	164,016	5,793,252	2,554,388	4,636,843	14,197,508
Administration fees	30,753	796,953	381,788	652,790	1,861,899
Registration fees and expenses	27,654	93,258	52,957	88,862	117,881
Legal and audit fees	24,394	91,268	56,373	82,388	218,536
Custodian fees	23,277	105,532	62,870	91,030	437,905
Other	11,226	102,971	54,249	76,650	217,801
Administration fees - class specific	10,250	292,222	127,805	231,822	538,259
Printing fees	4,308	223,736	84,108	202,263	540,986
Officers’ and trustees’ fees	2,754	79,429	34,133	60,339	200,836
Transfer agent fees - class specific	2,501	680,776	617,984	237,955	1,443,115
Shareholder servicing fees - class specific	326	1,072,308	801,161	655,815	1,054,057
Distribution fees - class specific	—	711,991	417,811	113,371	798,472

Total expenses excluding interest expense	301,459	10,043,696	5,245,627	7,130,128	21,627,255
Interest expense	2,916	47,281	148,503	166,430	1,256,317

Total expenses	304,375	10,090,977	5,394,130	7,296,558	22,883,572
Less investment advisory fees waived	(158,298)	(2,583,052)	(221,100)	(1,719,452)	(5,340,764)
Less administration fees waived	(5,596)	—	—	—	—
Less administration fees waived - class specific	(5,465)	(190,788)	(62,382)	(95,382)	(284,726)
Less transfer agent fees waived - class specific	(309)	(29,137)	(14,410)	(4,211)	(35,983)
Less transfer agent fees reimbursed - class specific	(808)	(146,138)	(54,716)	(2,016)	(143,414)
Less fees paid indirectly (Note D)	(4)	(987)	(1,768)	(172)	(1,148)
Less expenses reimbursed by advisor	(1,483)	—	—	—	—

Net expenses	132,412	7,140,875	5,039,754	5,475,325	17,077,537

Net investment income	1,922,752	50,553,432	20,615,183	41,555,593	144,360,386

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Payment from affiliate	—	—	—	—	—
Investment transactions	(106,712)	(3,739,127)	1,307,167	3,319,711	(11,851,449)
Options and swaptions written	(134)	623,528	60,550	107,540	4,661,745
Futures and swaps	(298,314)	3,512,354	(585,851)	1,266,481	(1,772,077)
Foreign currency transactions	8,102	(777,307)	—	—	(5,734,665)

	(397,058)	(380,552)	781,866	4,693,732	(14,696,446)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	39,877	6,807,592	4,243,716	4,866,114	16,955,043
Investments - affiliated	(5,893)	12,125	3,600	—	23,386
Mortgage pass-throughs TBA sale commitments	—	—	411,666	280,042	7,426,624
Options and swaptions written	(3,679)	161,152	162,441	282,048	(3,517,322)
Futures and swaps	104,350	2,350,731	(1,550,098)	(4,591,951)	(24,553,319)
Foreign currency transactions	5,431	96,237	—	—	4,538,722

	140,086	9,427,837	3,271,325	836,253	873,134

Net gain (loss) on investments and foreign currency transactions	(256,972)	9,047,285	4,053,191	5,529,985	(13,823,312)

Net increase in net assets resulting from operations	$1,665,780	$59,600,717	$24,668,374	$47,085,578	$130,537,074

See accompanying notes to financial statements.

110	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Operations (concluded)

Government Income Portfolio	Inflation Protected Bond Portfolio	GNMA Portfolio	Managed Income Portfolio	International Bond Portfolio	High Yield Bond Portfolio
$104,955,679	$4,112,636	$9,540,686	$37,926,094	$23,061,768	$133,848,953
—	—	—	256	—	310,517
329,527	71,467	255,083	299,236	303,375	1,896,568
—	—	—	—	—	(25,672)
404,225	736	1,872	101,709	18,206	67,867

105,689,431	4,184,839	9,797,641	38,327,295	23,383,349	136,098,233

8,481,989	375,220	987,997	3,723,127	3,254,776	7,843,370
1,124,143	70,354	134,727	534,006	434,655	1,047,523
62,800	58,454	52,795	54,028	76,099	126,157
166,722	32,145	45,133	77,920	65,955	184,516
583,369	27,734	65,117	125,422	100,101	148,136
121,620	14,210	25,285	67,496	59,562	127,283
388,025	23,482	44,926	182,470	148,040	403,154
377,759	18,312	24,222	101,484	120,982	430,857
121,898	6,616	11,841	48,632	39,673	105,666
4,727,435	109,361	65,917	146,684	554,708	2,466,489
3,733,517	161,221	132,211	519,395	631,643	2,806,401
2,566,367	351,948	231,430	44,347	451,906	1,817,403

22,455,644	1,249,057	1,821,601	5,625,011	5,938,100	17,506,955
4,825,696	—	64,751	196,449	17,965	864,405

27,281,340	1,249,057	1,886,352	5,821,460	5,956,065	18,371,360
(3,049,977)	(329,035)	(539,643)	(4,431)	(1,822)	(1,079,326)
—	(9,251)	—	—	—	—
(178,591)	(13,765)	(2,963)	(92,062)	(23,366)	(251,766)
(35,935)	(3,297)	(139)	(5,411)	(26,737)	(203,522)
(800,821)	(20,552)	(118)	(11,391)	(22,402)	(708,472)
(1,657)	(82)	(177)	(80)	(1,936)	(7,575)
—	—	—	—	—	—

23,214,359	873,075	1,343,312	5,708,085	5,879,802	16,120,699

82,475,072	3,311,764	8,454,329	32,619,210	17,503,547	119,977,534

—	—	—	—	17,441	—
(27,318,281)	(201,981)	(485,940)	1,593,162	(5,403,280)	21,230,467
4,882,815	105,722	194,128	1,271,595	920,226	1,382,744
(32,679,282)	(139,823)	(1,357,494)	(2,170,453)	1,328,083	(1,973,017)
—	24,197	—	(1,122,822)	(1,288,066)	130,010

(55,114,748)	(211,885)	(1,649,306)	(428,518)	(4,425,596)	20,770,204

(11,671,743)	114,849	(726,350)	5,240,525	19,431,992	(23,800,101)
360,266	—	33	3,946	—	—
8,239,644	—	796,592	899,086	(11,484)	—
113,538	(147,920)	45,444	(962,046)	(798,849)	—
(16,940,042)	105,453	626,840	(6,475,162)	1,627,429	(4,189,952)
—	46,152	—	1,070,781	11,434,230	(725,895)

(19,898,337)	118,534	742,559	(222,870)	31,683,318	(28,715,948)

(75,013,085)	(93,351)	(906,747)	(651,388)	27,257,722	(7,945,744)

$7,461,987	$3,218,413	$7,547,582	$31,967,822	$44,761,269	$112,031,790

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	111

Statements of Changes in Net Assets

	Enhanced Income Portfolio		Low Duration Bond Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006
Operations
Net investment income	$1,922,752	$2,282,472	$50,553,432	$51,859,375
Net realized gain (loss)	(397,058)	(190,913)	(380,552)	(14,830,513)
Net unrealized appreciation/depreciation	140,086	143,683	9,427,837	7,317,653

Net increase in net assets resulting from operations	1,665,780	2,235,242	59,600,717	44,346,515

Dividends and Distributions to Shareholders from
Net investment income:
BlackRock Class	(946,570)	(1,001,401)	(22,382,963)	(22,974,841)
Institutional Class	(991,003)	(1,328,499)	(8,798,883)	(12,202,848)
Service Class	(1,685)	(1,983)	(10,072,670)	(13,055,360)
Investor A Class	(3,984)	(178)	(2,890,889)	(2,792,502)
Investor A1 Class	—	—	(1,807,012)	—
Investor B Class	—	—	(895,446)	(1,149,559)
Investor B1 Class	—	—	(59,765)	—
Investor B2 Class	—	—	(575,610)	—
Investor C Class	—	—	(1,419,704)	(1,822,395)
Investor C1 Class	—	—	(393,422)	—
Investor C2 Class	—	—	(1,183,677)	—
R Class	—	—	—	—

Total dividends from net investment income	(1,943,242)	(2,332,061)	(50,480,041)	(53,997,505)

Net realized gains:
BlackRock Class	—	—	—	—
Institutional Class	—	—	—	—
Service Class	—	—	—	—
Investor A Class	—	—	—	—
Investor B Class	—	—	—	—
Investor C Class	—	—	—	—

Total distributions from net realized gains	—	—	—	—

Total dividends and distributions to shareholders	(1,943,242)	(2,332,061)	(50,480,041)	(53,997,505)

Capital Share Transactions (Note F)
Net increase (decrease) in net assets resulting from capital share transactions	(10,434,314)	(6,299,894)	(51,566,388)	(323,302,158)

Redemption Fees
Redemption fees	—	—	—	—

Net Assets
Total increase (decrease) in net assets	(10,711,776)	(6,396,713)	(42,445,712)	(332,953,148)
Beginning of year	49,941,492	56,338,205	1,159,951,068	1,492,904,216

End of year	$39,229,716	$49,941,492	$1,117,505,356	$1,159,951,068

End of year undistributed (distributions in excess of) net investment income	$(14,773)	$1,699	$(735,675)	$3,080,465

See accompanying notes to financial statements.

112	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets (continued)

Intermediate Government Bond Portfolio		Intermediate Bond Portfolio II		Total Return Portfolio II
For the Year Ended September 30,		For the Year Ended September 30,		For the Year Ended September 30,
2007	2006	2007	2006	2007	2006
$20,615,183	$22,314,246	$41,555,593	$35,823,993	$144,360,386	$117,716,854
781,866	(4,482,180)	4,693,732	(12,857,702)	(14,696,446)	(29,953,057)
3,271,325	(1,066,796)	836,253	7,240,644	873,134	8,936,495

24,668,374	16,765,270	47,085,578	30,206,935	130,537,074	96,700,292

—	—	(18,028,389)	(18,211,520)	(74,995,106)	(70,543,266)
(8,417,443)	(7,863,116)	(13,554,072)	(12,699,565)	(50,001,662)	(29,332,108)
(63,456)	(29,358)	(9,591,362)	(4,401,447)	(2,935,493)	(5,760,546)
(10,506,811)	(10,870,767)	(1,231,991)	(1,041,992)	(10,572,536)	(9,191,633)
—	—	—	—	—	—
(1,349,607)	(1,711,485)	(250,021)	(294,654)	(1,214,988)	(1,458,582)
—	—	—	—	—	—
—	—	—	—	—	—
(431,372)	(454,909)	(289,904)	(272,689)	(2,527,134)	(2,225,927)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	(809)	—

(20,768,689)	(20,929,635)	(42,945,739)	(36,921,867)	(142,247,728)	(118,512,062)

—	—	—	(43,118)	—	(7,579,173)
—	—	—	(33,239)	—	(3,029,266)
—	—	—	(10,093)	—	(773,275)
—	—	—	(2,968)	—	(1,017,963)
—	—	—	(1,115)	—	(230,083)
—	—	—	(954)	—	(339,860)

—	—	—	(91,487)	—	(12,969,620)

(20,768,689)	(20,929,635)	(42,945,739)	(37,013,354)	(142,247,728)	(131,481,682)

(54,599,361)	(110,096,378)	(70,782,971)	40,261,413	381,746,075	239,893,295

—	—	—	47	—	—

(50,699,676)	(114,260,743)	(66,643,132)	33,455,041	370,035,421	205,111,905
542,028,890	656,289,633	931,134,404	897,679,363	2,859,412,195	2,654,300,290

$491,329,214	$542,028,890	$864,491,272	$931,134,404	$3,229,447,616	$2,859,412,195

$730,358	$936,215	$820,379	$2,457,617	$(5,539,101)	$664,868

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	113

Statements of Changes in Net Assets (continued)

	Government Income Portfolio		Inflation Protected Bond Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006
Operations
Net investment income	$82,475,072	$24,026,093	$3,311,764	$2,269,916
Net realized gain (loss)	(55,114,748)	(19,057,743)	(211,885)	(486,080)
Net unrealized appreciation/depreciation	(19,898,337)	8,915,962	118,534	(504,916)

Net increase (decrease) in net assets resulting from operations	7,461,987	13,884,312	3,218,413	1,278,920

Dividends and Distributions to Shareholders from
Net investment income:
BlackRock Class	(402,179)	(403,136)	(248,091)	(1,419,864)
Institutional Class	(13,454,580)	—	(873,131)	(860,090)
Service Class	(22,326)	(8,945,494)	(78,746)	(168)
Investor A Class	(46,792,803)	(11,055,733)	(675,600)	(245,988)
Investor B Class	(1,087,818)	(1,150,622)	(291,618)	(123,422)
Investor B1 Class	(7,540,627)	—	—	—
Investor C Class	(1,354,655)	(1,050,879)	(1,131,907)	(227,798)
Investor C1 Class	(7,812,186)	—	—	—
R Class	(1,601,515)	—	—	—

Total dividends from net investment income	(80,068,689)	(22,605,864)	(3,299,093)	(2,877,330)

Net realized gains:
BlackRock Class	—	—	(47,940)	(281,924)
Institutional Class	—	—	(39,744)	(170,004)
Service Class	—	—	(1,305)	(26)
Investor A Class	—	—	(10,757)	(49,045)
Investor B Class	—	—	(5,534)	(31,301)
Investor C Class	—	—	(12,252)	(49,018)

Total distributions from net realized gains	—	—	(117,532)	(581,318)

Total dividends and distributions to shareholders	(80,068,689)	(22,605,864)	(3,416,625)	(3,458,648)

Capital Share Transactions (Note F)
Net increase (decrease) in net assets resulting from capital share transactions	1,342,902,414	(149,112,480)	44,198,767	7,399,139

Redemption Fees
Redemption fees	—	—	—	—

Net Assets
Total increase (decrease) in net assets	1,270,295,712	(157,834,032)	44,000,555	5,219,411
Beginning of year	385,990,971	543,825,003	43,772,164	38,552,753

End of year	$1,656,286,683	$385,990,971	$87,772,719	$43,772,164

End of year undistributed (distributions in excess of) net investment income	$3,916,601	$1,209,598	$484,358	$404,437

See accompanying notes to financial statements.

114	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets (concluded)

GNMA Portfolio		Managed Income Portfolio		International Bond Portfolio		High Yield Bond Portfolio
For the Year Ended September 30,		For the Year Ended September 30,		For the Year Ended September 30,		For the Year Ended September 30,
2007	2006	2007	2006	2007	2006	2007	2006
$8,454,329	$7,966,876	$32,619,210	$30,247,293	$17,503,547	$17,986,132	$119,977,534	$69,007,869
(1,649,306)	(2,296,797)	(428,518)	(5,441,785)	(4,425,596)	(33,464,901)	20,770,204	(7,076,607)
742,559	498,499	(222,870)	(2,273,292)	31,683,318	14,896,179	(28,715,948)	9,257,194

7,547,582	6,168,578	31,967,822	22,532,216	44,761,269	(582,590)	112,031,790	71,188,456

(645,112)	(618,604)	—	—	(3,364,460)	(3,055,276)	(22,649,359)	(14,009,489)
(6,186,540)	(6,058,386)	(23,674,830)	(27,111,213)	(6,671,430)	(6,874,310)	(15,725,462)	(12,392,323)
(379,160)	(407,663)	(7,389,071)	(4,636,981)	(1,902,439)	(1,982,878)	(21,200,150)	(13,837,518)
(732,845)	(725,492)	(907,425)	(1,163,378)	(3,112,421)	(3,577,585)	(38,685,184)	(21,988,386)
(538,562)	(735,437)	(146,283)	(209,930)	(234,949)	(274,801)	(5,048,029)	(6,406,519)
—	—	—	—	—	—	(6,384,032)	—
(776,928)	(970,858)	(47,708)	(41,596)	(846,719)	(906,920)	(4,103,426)	(3,141,291)
—	—	—	—	—	—	(3,137,576)	—
—	—	—	—	—	—	(340,595)	—

(9,259,147)	(9,516,440)	(32,165,317)	(33,163,098)	(16,132,418)	(16,671,770)	(117,273,813)	(71,775,526)

—	—	—	—	—	—	—	(2,582,656)
—	—	—	(3,040,738)	—	—	—	(2,881,584)
—	—	—	(463,358)	—	—	—	(2,823,364)
—	—	—	(138,959)	—	—	—	(4,542,282)
—	—	—	(33,849)	—	—	—	(1,871,545)
—	—	—	(6,487)	—	—	—	(845,010)

—	—	—	(3,683,391)	—	—	—	(15,546,441)

(9,259,147)	(9,516,440)	(32,165,317)	(36,846,489)	(16,132,418)	(16,671,770)	(117,273,813)	(87,321,967)

5,808,359	(23,163,869)	18,481,751	46,707,023	(148,716,943)	(148,404,176)	547,096,184	287,954,916

—	—	—	—	16,198	17,759	96,684	74,102

4,096,794	(26,511,731)	18,284,256	32,392,750	(120,071,894)	(165,640,777)	541,950,845	271,895,507
175,875,115	202,386,846	738,064,650	705,671,900	654,809,832	820,450,609	1,188,594,367	916,698,860

$79,971,909	$175,875,115	$756,348,906	$738,064,650	$534,737,938	$654,809,832	$1,730,545,212	$1,188,594,367

$(188,871)	$833,431	$(838,182)	$(467,129)	$(9,874,207)	$(20,116,630)	$2,388,892	$(252,608)

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	115

Financial Highlights For a Share Outstanding Throughout Each Period	Enhanced Income Portfolio

	BlackRock Class
	For the Year Ended September 30,			For the Period
	2007	2006	2005
				Ended 9/30/04[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.47	0.40	0.29	0.11
Net realized and unrealized gain (loss) on investments	(0.06)	— [3]	(0.08)	(0.05)

Net increase from investment operations	0.41	0.40	0.21	0.06

Dividends and distributions from:
Net investment income	(0.47)	(0.41)	(0.29)	(0.12)

Net asset value, end of period	$9.79	$9.85	$9.86	$9.94

Total Investment Return
Total return	4.22%	4.16%	2.15%	0.58%[4]

Ratios/Supplemental Data
Net assets, end of period (000)	$20,165	$18,172	$23,641	$18,677
Ratio of net expenses to average net assets	0.31%	0.30%	0.32%	0.30%[5,6]
Ratio of net expenses to average net assets (excluding interest expense)	0.30%	0.30%	0.30%	0.30%[5,6]
Ratio of total expenses to average net assets (excluding waivers)	0.74%	0.69%	0.72%	1.14%[5,6]
Ratio of net investment income to average net assets	4.71%	4.09%	2.94%	1.87%[5,6]
Ratio of net investment income to average net assets (excluding waivers)	4.28%	3.70%	2.54%	1.03%[5,6]
Portfolio turnover rate	68%	108%	147%	208%

	Institutional Class
	For the Year Ended September 30,			For the Period
	2007	2006	2005
				Ended 9/30/04[7]
Per Share Operating Performance
Net asset value, beginning of period	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.46	0.40	0.27	0.09
Net realized and unrealized gain (loss) on investments	(0.07)	— [3]	(0.07)	(0.05)

Net increase from investment operations	0.39	0.40	0.20	0.04

Dividends and distributions from:
Net investment income	(0.46)	(0.41)	(0.28)	(0.10)

Net asset value, end of period	$9.78	$9.85	$9.86	$9.94

Total Investment Return
Total return	4.09%	4.11%	2.05%	0.40%[4]

Ratios/Supplemental Data
Net assets, end of period (000)	$18,934	$31,696	$32,646	$35,967
Ratio of net expenses to average net assets	0.34%	0.36%	0.41%	0.40%[5,6]
Ratio of net expenses to average net assets (excluding interest expense)	0.33%	0.36%	0.40%	0.40%[5,6]
Ratio of total expenses to average net assets (excluding waivers)	0.74%	0.74%	0.83%	1.26%[5,6]
Ratio of net investment income to average net assets	4.67%	4.04%	2.74%	1.77%[5,6]
Ratio of net investment income to average net assets (excluding waivers)	4.27%	3.66%	2.32%	0.91%[5,6]
Portfolio turnover rate	68%	108%	147%	208%

See accompanying notes to financial statements.

116	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Enhanced Income Portfolio

	Service Class				Investor A Class
	For the Year Ended September 30,			For the Period Ended 9/30/04[7]	For the Year Ended September 30,			For the Period Ended 9/30/04[7]

	2007	2006	2005		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.70	$9.70	$9.86	$10.00	$9.84	$9.85	$9.93	$10.00

Net investment income[2]	0.43	0.37	0.27	0.14	0.42	0.35	0.28	0.06
Net realized and unrealized gain (loss) on investments	(0.07)	— [3]	(0.11)	(0.08)	(0.07)	— [3]	(0.12)	(0.07)

Net increase (decrease) from investment operations	0.36	0.37	0.16	0.06	0.35	0.35	0.16	(0.01)

Dividends and distributions from:
Net investment income	(0.43)	(0.37)	(0.32)	(0.20)	(0.42)	(0.36)	(0.24)	(0.06)

Net asset value, end of period	$9.63	$9.70	$9.70	$9.86	$9.77	$9.84	$9.85	$9.93

Total Investment Return
Total return	3.74%	3.94%	1.66%	0.61%[4]	3.65%[8]	3.65%[8]	1.62%[8]	(0.12)%[4,8]

Ratios/Supplemental Data
Net assets, end of period (000)	$43	$21	$49	$— [9]	$88	$52	$2	$— [9]
Ratio of net expenses to average net assets	0.75%	0.74%	0.74%	0.71%[5]	0.74%	0.79%	0.74%	0.71%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.74%	0.74%	0.71%	0.71%[5]	0.73%	0.79%	0.71%	0.71%[5]
Ratio of total expenses to average net assets (excluding waivers)	1.66%	1.29%	1.09%	1.51%[5]	1.24%	3.19%	1.19%	1.61%[5]
Ratio of net investment income to average net assets	4.34%	3.80%	2.77%	1.46%[5]	4.25%	3.72%	2.77%	1.46%[5]
Ratio of net investment income to average net assets (excluding waivers)	3.43%	3.25%	2.42%	0.66%[5]	4.75%	1.32%	2.32%	0.56%[5]
Portfolio turnover rate	68%	108%	147%	208%	68%	108%	147%	208%

[1]	Commencement of operations of share class effective 3/04/04.
[2]	Calculated using the average shares outstanding method.
[3]	Less than $0.005 per share.
[4]	Not annualized.
[5]	Annualized.
[6]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.
[7]	Commencement of operations of share class effective 3/19/04.
[8]	Sales load not reflected in total return.
[9]	Net assets end of period are less than $500.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	117

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Low Duration Bond Portfolio

	BlackRock Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.86	$9.92	$10.09	$10.23	$10.25

Net investment income	0.44 [2]	0.40 [2]	0.32 [2]	0.23 [2]	0.30 [3]
Net realized and unrealized gain (loss) on investments	0.09	(0.05)	(0.17)	(0.12)	0.01 [3]

Net increase from investment operations	0.53	0.35	0.15	0.11	0.31

Dividends and distributions from:
Net investment income	(0.44)	(0.41)	(0.32)	(0.21)	(0.32)
Net realized gains	—	—	—	(0.04)	(0.01)

Total dividends and distributions	(0.44)	(0.41)	(0.32)	(0.25)	(0.33)

Redemption fees added to paid-in capital	—	—	— [4]	—	—

Net asset value, end of year	$9.95	$9.86	$9.92	$10.09	$10.23

Total Investment Return
Total return	5.55%	3.61%	1.49%[5]	1.18%	2.98%

Ratios/Supplemental Data
Net assets, end of year (000)	$419,426	$540,714	$543,043	$772,355	$625,363
Ratio of net expenses to average net assets	0.40%	0.41%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of total expenses to average net assets (excluding waivers)	0.66%	0.68%	0.68%	0.65%	0.67%
Ratio of net investment income to average net assets	4.50%	4.02%	3.22%	2.25%	2.31%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.24%	3.75%	2.94%	1.99%	2.04%[3]
Portfolio turnover rate	148%	72%	127%	216%	195%

	Institutional Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.87	$9.93	$10.09	$10.23	$10.25

Net investment income	0.44 [2]	0.38 [2]	0.31 [2]	0.21 [2]	0.26 [3]
Net realized and unrealized gain (loss) on investments	0.09	(0.04)	(0.17)	(0.11)	0.03 [3]

Net increase from investment operations	0.53	0.34	0.14	0.10	0.29

Dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.30)	(0.20)	(0.30)
Net realized gains	—	—	—	(0.04)	(0.01)

Total dividends and distributions	(0.44)	(0.40)	(0.30)	(0.24)	(0.31)

Redemption fees added to paid-in capital	—	—	— [4]	—	—

Net asset value, end of year	$9.96	$9.87	$9.93	$10.09	$10.23

Total Investment Return
Total return	5.50%	3.51%	1.43%[5]	1.03%	2.82%

Ratios/Supplemental Data
Net assets, end of year (000)	$223,922	$218,192	$378,712	$477,622	$477,420
Ratio of net expenses to average net assets	0.44%	0.50%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets (excluding interest expense)	0.44%	0.49%	0.55%	0.55%	0.55%
Ratio of total expenses to average net assets (excluding waivers)	0.67%	0.73%	0.80%	0.78%	0.80%
Ratio of net investment income to average net assets	4.46%	3.88%	3.07%	2.09%	2.28%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.23%	3.65%	2.82%	1.86%	2.03%[3]
Portfolio turnover rate	148%	72%	127%	216%	195%

See accompanying notes to financial statements.

118	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Low Duration Bond Portfolio

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.87	$9.93	$10.09	$10.23	$10.25	$9.87	$9.93	$10.10	$10.24	$10.26

Net investment income	0.41 [2]	0.35 [2]	0.28 [2]	0.19 [2]	0.24 [3]	0.41 [2]	0.35 [2]	0.28 [2]	0.18 [2]	0.21 [3]
Net realized and unrealized gain (loss) on investments	0.09	(0.04)	(0.16)	(0.12)	0.02 [3]	0.09	(0.04)	(0.17)	(0.12)	0.04 [3]

Net increase from investment operations	0.50	0.31	0.12	0.07	0.26	0.50	0.31	0.11	0.06	0.25

Dividends and distributions from:
Net investment income	(0.41)	(0.37)	(0.28)	(0.17)	(0.27)	(0.41)	(0.37)	(0.28)	(0.16)	(0.26)
Net realized gains	—	—	—	(0.04)	(0.01)	—	—	—	(0.04)	(0.01)

Total dividends and distributions	(0.41)	(0.37)	(0.28)	(0.21)	(0.28)	(0.41)	(0.37)	(0.28)	(0.20)	(0.27)

Redemption fees added to paid-in capital	—	—	— [4]	—	—	—	—	— [4]	—	—

Net asset value, end of year	$9.96	$9.87	$9.93	$10.09	$10.23	$9.96	$9.87	$9.93	$10.10	$10.24

Total Investment Return
Total return	5.17%	3.19%	1.17%[5]	0.73%	2.52%	5.15%[6]	3.18%[6]	1.07%[5,6]	0.69%[6]	2.47%[6]

Ratios/Supplemental Data
Net assets, end of year (000)	$251,037	$246,965	$377,470	$345,733	$248,426	$72,651	$72,077	$75,652	$87,317	$102,047
Ratio of net expenses to average net assets	0.76%	0.82%	0.81%	0.84%	0.85%	0.78%	0.82%	0.81%	0.88%	0.90%
Ratio of net expenses to average net assets (excluding interest expense)	0.76%	0.81%	0.81%	0.84%	0.85%	0.78%	0.81%	0.81%	0.88%	0.90%
Ratio of total expenses to average net assets (excluding waivers)	0.99%	1.04%	1.05%	1.07%	1.10%	1.06%	1.19%	1.15%	1.27%	1.20%
Ratio of net investment income to average net assets	4.14%	3.59%	2.82%	1.83%	1.94%[3]	4.14%	3.58%	2.81%	1.74%	1.91%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.91%	3.37%	2.58%	1.60%	1.69%[3]	3.86%	3.21%	2.47%	1.35%	1.61%[3]
Portfolio turnover rate	148%	72%	127%	216%	195%	148%	72%	127%	216%	195%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	119

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Low Duration Bond Portfolio

	Investor A1 Class	Investor B Class					Investor B1 Class	Investor B2 Class
	For the Period Ended 9/30/07[1]	For the Year Ended September 30,					For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]

		2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$9.88	$9.87	$9.93	$10.09	$10.23	$10.25	$9.87	$9.87

Net investment income	0.42 [3]	0.34	0.28 [3]	0.21 [3]	0.10 [3]	0.15 [4]	0.36 [3]	0.40 [3]
Net realized and unrealized gain (loss) on investments	0.08	0.09	(0.05)	(0.17)	(0.11)	0.03 [4]	0.07	0.08

Net increase (decrease) from investment operations	0.50	0.43	0.23	0.04	(0.01)	0.18	0.43	0.48

Dividends and distributions from:
Net investment income	(0.42)	(0.34)	(0.29)	(0.20)	(0.09)	(0.19)	(0.35)	(0.40)
Net realized gains	—	—	—	—	(0.04)	(0.01)	—	—

Total dividends and distributions	(0.42)	(0.34)	(0.29)	(0.20)	(0.13)	(0.20)	(0.35)	(0.40)

Redemption fees added to paid-in capital	—	—	—	— [5]	—	—	—	—

Net asset value, end of period	$9.96	$9.96	$9.87	$9.93	$10.09	$10.23	$9.95	$9.95

Total Investment Return
Total return	5.18%[6,7]	4.41%[8]	2.41%[8]	0.41%[8,9]	(0.06)%[8]	1.70%[8]	4.49%[8]	4.93%[8]

Ratios/Supplemental Data
Net assets, end of period (000)	$39,579	$22,288	$31,938	$45,942	$66,253	$83,937	$1,435	$11,538
Ratio of net expenses to average net assets	0.62%[10]	1.49%	1.57%	1.56%	1.63%	1.65%	1.29%[10]	0.86%[10]
Ratio of net expenses to average net assets (excluding interest expense)	0.62%[10]	1.49%	1.56%	1.56%	1.63%	1.65%	1.29%[10]	0.86%[10]
Ratio of total expenses to average net assets (excluding waivers)	0.91%[10]	1.78%	1.86%	1.81%	1.92%	1.95%	1.70%[10]	1.33%[10]
Ratio of net investment income to average net assets	4.28%[10]	3.42%	2.83%	2.06%	1.00%	1.17%[4]	3.62%[10]	4.04%[10]
Ratio of net investment income to average net assets (excluding waivers)	3.99%[10]	3.13%	2.54%	1.81%	0.71%	0.87%[4]	3.21%[10]	3.57%[10]
Portfolio turnover rate	148%	148%	72%	127%	216%	195%	148%	148%

See accompanying notes to financial statements.

120	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Low Duration Bond Portfolio

	Investor C Class					Investor C1 Class	Investor C2 Class
	For the Year Ended September 30,					For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]
	2007	2006	2005	2004	2003[2]

Per Share Operating Performance
Net asset value, beginning of period	$9.87	$9.93	$10.09	$10.23	$10.25	$9.87	$9.87

Net investment income	0.34 [3]	0.28 [3]	0.21 [3]	0.10 [3]	0.15 [4]	0.35 [3]	0.39 [3]
Net realized and unrealized gain (loss) on investments	0.08	(0.05)	(0.17)	(0.11)	0.03 [4]	0.09	0.08

Net increase (decrease) from investment operations	0.42	0.23	0.04	(0.01)	0.18	0.44	0.47

Dividends and distributions from:
Net investment income	(0.34)	(0.29)	(0.20)	(0.09)	(0.19)	(0.35)	(0.39)
Net realized gains	—	—	—	(0.04)	(0.01)	—	—

Total dividends and distributions	(0.34)	(0.29)	(0.20)	(0.13)	(0.20)	(0.35)	(0.39)

Redemption fees added to paid-in capital	—	—	— [5]	—	—	—	—

Net asset value, end of period	$9.95	$9.87	$9.93	$10.09	$10.23	$9.96	$9.95

Total Investment Return
Total return	4.30%[8]	2.42%[8]	0.41%[8,9]	(0.06)%[8]	1.70%[8]	4.57%[6,8]	4.88%[6,8]

Ratios/Supplemental Data
Net assets, end of period (000)	$38,222	$50,065	$72,085	$124,548	$198,234	$9,833	$27,574
Ratio of net expenses to average net assets	1.49%	1.57%	1.57%	1.63%	1.65%	1.33%[10]	0.91%[10]
Ratio of net expenses to average net assets (excluding interest expense)	1.49%	1.56%	1.57%	1.63%	1.65%	1.33%[10]	0.91%[10]
Ratio of total expenses to average net assets (excluding waivers)	1.75%	1.84%	1.81%	1.93%	1.95%	1.55%[10]	1.17%[10]
Ratio of net investment income to average net assets	3.42%	2.84%	2.06%	0.98%	1.16%[4]	3.58%[10]	4.00%[10]
Ratio of net investment income to average net assets (excluding waivers)	3.16%	2.57%	1.82%	0.69%	0.86%[4]	3.36%[10]	3.74%[10]
Portfolio turnover rate	148%	72%	127%	216%	195%	148%	148%

[1]	Commencement of operations of share class effective 10/02/06.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Redemption fees added to paid-in capital are less than $0.005 per share.
[6]	Not annualized.
[7]	Sales load not reflected in total return.
[8]	Contingent deferred sales load not reflected in total return.
[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[10]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	121

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Intermediate Government Bond Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.15	$10.20	$10.45	$10.63	$10.82	$10.14	$10.19	$10.44	$10.62	$10.81

Net investment income	0.45 [2]	0.42 [2]	0.39 [2]	0.38 [2]	0.48 [3]	0.42 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.45 [3]
Net realized and unrealized gain (loss) on investments	0.08	(0.07)	(0.25)	(0.17)	(0.15)[3]	0.08	(0.07)	(0.25)	(0.17)	(0.16)[3]

Net increase from investment operations	0.53	0.35	0.14	0.21	0.33	0.50	0.32	0.11	0.18	0.29

Dividends and distributions from:
Net investment income	(0.45)	(0.40)	(0.26)	(0.39)	(0.52)	(0.42)	(0.37)	(0.24)	(0.36)	(0.48)
Tax return of capital	—	—	(0.08)	—	—	—	—	(0.07)	—	—
Net realized gains	—	—	(0.05)	—	—	—	—	(0.05)	—	—

Total dividends and distributions	(0.45)	(0.40)	(0.39)	(0.39)	(0.52)	(0.42)	(0.37)	(0.36)	(0.36)	(0.48)

Net asset value, end of year	$10.23	$10.15	$10.20	$10.45	$10.63	$10.22	$10.14	$10.19	$10.44	$10.62

Total Investment Return
Total return	5.34%	3.48%	1.38%	2.01%	3.09%	5.03%	3.18%	1.08%	1.71%	2.79%

Ratios/Supplemental Data
Net assets, end of year (000)	$195,658	$190,154	$214,980	$236,212	$230,609	$1,134	$831	$842	$1,235	$1,447
Ratio of net expenses to average net assets	0.63%	0.60%	0.60%	0.60%	0.60%	0.93%	0.90%	0.90%	0.86%	0.90%
Ratio of net expenses to average net assets (excluding interest expense)	0.60%	0.60%	0.60%	0.60%	0.60%	0.90%	0.90%	0.90%	0.86%	0.90%
Ratio of total expenses to average net assets (excluding waivers)	0.72%	0.77%	0.89%	0.84%	0.85%	1.06%	1.10%	1.14%	1.08%	1.15%
Ratio of net investment income to average net assets	4.40%	4.14%	3.78%	3.62%	4.51%[3]	4.09%	3.86%	3.48%	3.38%	4.22%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.31%	3.97%	3.49%	3.38%	4.26%[3]	3.96%	3.66%	3.24%	3.16%	3.97%[3]
Portfolio turnover rate	57%	92%	194%	200%	143%	57%	92%	194%	200%	143%

See accompanying notes to financial statements.

122	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Intermediate Government Bond Portfolio

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.17	$10.23	$10.47	$10.65	$10.84	$10.15	$10.20	$10.45	$10.62	$10.82

Net investment income	0.40 [2]	0.38 [2]	0.35 [2]	0.33 [2]	0.44 [3]	0.32 [2]	0.30 [2]	0.27 [2]	0.25 [2]	0.34 [3]
Net realized and unrealized gain (loss) on investments	0.09	(0.09)	(0.24)	(0.17)	(0.16)[3]	0.09	(0.07)	(0.24)	(0.16)	(0.15)[3]

Net increase from investment operations	0.49	0.29	0.11	0.16	0.28	0.41	0.23	0.03	0.09	0.19

Dividends and distributions from:
Net investment income	(0.41)	(0.35)	(0.23)	(0.34)	(0.47)	(0.33)	(0.28)	(0.18)	(0.26)	(0.39)
Tax return of capital	—	—	(0.07)	—	—	—	—	(0.05)	—	—
Net realized gains	—	—	(0.05)	—	—	—	—	(0.05)	—	—

Total dividends and distributions	(0.41)	(0.35)	(0.35)	(0.34)	(0.47)	(0.33)	(0.28)	(0.28)	(0.26)	(0.39)

Net asset value, end of year	$10.25	$10.17	$10.23	$10.47	$10.65	$10.23	$10.15	$10.20	$10.45	$10.62

Total Investment Return
Total return	4.88%[4]	2.96%[4]	1.07%[4]	1.54%[4]	2.60%[4]	4.08%[5]	2.26%[5]	0.22%[5]	0.88%[5]	1.75%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$246,273	$285,303	$345,132	$43,500	$54,693	$35,150	$51,314	$75,182	$10,533	$12,312
Ratio of net expenses to average net assets	1.07%	1.00%	0.99%	1.05%	1.07%	1.84%	1.79%	1.75%	1.80%	1.82%
Ratio of net expenses to average net assets (excluding interest expense)	1.04%	1.00%	0.99%	1.05%	1.07%	1.81%	1.79%	1.75%	1.80%	1.82%
Ratio of total expenses to average net assets (excluding waivers)	1.11%	1.19%	1.25%	1.33%	1.32%	1.97%	1.91%	1.90%	1.98%	2.06%
Ratio of net investment income to average net assets	3.95%	3.74%	3.43%	3.17%	3.99%[3]	3.19%	2.95%	2.69%	2.43%	3.22%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.91%	3.55%	3.17%	2.89%	3.75%[3]	3.06%	2.83%	2.54%	2.25%	2.97%[3]
Portfolio turnover rate	57%	92%	194%	200%	143%	57%	92%	194%	200%	143%

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.15	$10.21	$10.46	$10.63	$10.83

Net investment income	0.32 [2]	0.30 [2]	0.27 [2]	0.26 [2]	0.34 [3]
Net realized and unrealized gain (loss) on investments	0.10	(0.08)	(0.24)	(0.17)	(0.15)[3]

Net increase from investment operations	0.42	0.22	0.03	0.09	0.19

Dividends and distributions from:
Net investment income	(0.33)	(0.28)	(0.18)	(0.26)	(0.39)
Tax return of capital	—	—	(0.05)	—	—
Net realized gains	—	—	(0.05)	—	—

Total dividends and distributions	(0.33)	(0.28)	(0.28)	(0.26)	(0.39)

Net asset value, end of year	$10.24	$10.15	$10.21	$10.46	$10.63

Total Investment Return
Total return[5]	4.18%	2.16%	0.22%	0.88%	1.75%

Ratios/Supplemental Data
Net assets, end of year (000)	$13,114	$14,426	$20,154	$14,194	$18,028
Ratio of net expenses to average net assets	1.84%	1.79%	1.75%	1.80%	1.82%
Ratio of net expenses to average net assets (excluding interest expense)	1.81%	1.79%	1.75%	1.80%	1.82%
Ratio of total expenses to average net assets (excluding waivers)	1.90%	1.90%	1.90%	1.98%	2.06%
Ratio of net investment income to average net assets	3.19%	2.96%	2.66%	2.45%	3.13%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.13%	2.85%	2.51%	2.27%	2.89%[3]
Portfolio turnover rate	57%	92%	194%	200%	143%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Sales load not reflected in total return.
[5]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	123

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Intermediate Bond Portfolio II

	BlackRock Class					Institutional Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.24	$9.32	$9.57	$9.89	$9.81	$9.24	$9.32	$9.57	$9.89	$9.81

Net investment income	0.42 [2]	0.39 [2]	0.35 [2]	0.35 [2]	0.49 [3]	0.42 [2]	0.38 [2]	0.34 [2]	0.34 [2]	0.47 [3]
Net realized and unrealized gain (loss) on investments	0.06	(0.07)	(0.20)	(0.09)	0.13 [3]	0.06	(0.07)	(0.20)	(0.10)	0.14 [3]

Net increase from investment operations	0.48	0.32	0.15	0.26	0.62	0.48	0.31	0.14	0.24	0.61

Dividends and distributions from:
Net investment income	(0.44)	(0.40)	(0.32)	(0.36)	(0.52)	(0.44)	(0.39)	(0.31)	(0.34)	(0.51)
Net realized gains	—	—	(0.08)	(0.22)	(0.02)	—	—	(0.08)	(0.22)	(0.02)

Total dividends and distributions	(0.44)	(0.40)	(0.40)	(0.58)	(0.54)	(0.44)	(0.39)	(0.39)	(0.56)	(0.53)

Redemption fees added to paid-in capital	—	— [4]	—	—	—	—	— [4]	—	—	—

Net asset value, end of year	$9.28	$9.24	$9.32	$9.57	$9.89	$9.28	$9.24	$9.32	$9.57	$9.89

Total Investment Return
Total return	5.33%	3.54%[5]	1.61%	2.72%	6.56%	5.29%	3.45%[5]	1.46%	2.57%	6.40%

Ratios/Supplemental Data
Net assets, end of year (000)	$262,145	$397,585	$435,529	$444,821	$392,112	$300,377	$305,384	$316,522	$332,460	$371,079
Ratio of net expenses to average net assets	0.47%	0.45%	0.45%	0.45%	0.45%	0.50%	0.53%	0.60%	0.60%	0.61%
Ratio of net expenses to average net assets (excluding interest expense)	0.45%	0.45%	0.45%	0.45%	0.45%	0.48%	0.53%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets (excluding waivers)	0.68%	0.67%	0.70%	0.69%	0.69%	0.69%	0.72%	0.83%	0.81%	0.84%
Ratio of net investment income to average net assets	4.59%	4.20%	3.75%	3.67%	4.92%[3]	4.57%	4.12%	3.60%	3.53%	4.81%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.38%	3.98%	3.50%	3.43%	4.68%[3]	4.38%	3.93%	3.37%	3.32%	4.59%[3]
Portfolio turnover rate	101%	113%	194%	216%	220%	101%	113%	194%	216%	220%

See accompanying notes to financial statements.

124	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Intermediate Bond Portfolio II

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.24	$9.33	$9.57	$9.89	$9.81	$9.24	$9.32	$9.57	$9.88	$9.81

Net investment income	0.39 [2]	0.35 [2]	0.31 [2]	0.31 [2]	0.44 [3]	0.39 [2]	0.35 [2]	0.32 [2]	0.31 [2]	0.43 [3]
Net realized and unrealized gain (loss) on investments	0.06	(0.08)	(0.19)	(0.10)	0.14 [3]	0.06	(0.07)	(0.20)	(0.09)	0.14 [3]

Net increase from investment operations	0.45	0.27	0.12	0.21	0.58	0.45	0.28	0.12	0.22	0.57

Dividends and distributions from:
Net investment income	(0.41)	(0.36)	(0.28)	(0.31)	(0.48)	(0.41)	(0.36)	(0.29)	(0.31)	(0.48)
Net realized gains	—	—	(0.08)	(0.22)	(0.02)	—	—	(0.08)	(0.22)	(0.02)

Total dividends and distributions	(0.41)	(0.36)	(0.36)	(0.53)	(0.50)	(0.41)	(0.36)	(0.37)	(0.53)	(0.50)

Redemption fees added to paid-in capital	—	— [4]	—	—	—	—	— [4]	—	—	—

Net asset value, end of year	$9.28	$9.24	$9.33	$9.57	$9.89	$9.28	$9.24	$9.32	$9.57	$9.88

Total Investment Return
Total return	4.94%	2.98%[5]	1.30%	2.26%	6.08%	4.95%[6]	3.09%[5,6]	1.20%[6]	2.33%[6]	5.92%[6]

Ratios/Supplemental Data
Net assets, end of year (000)	$257,580	$184,276	$94,557	$84,013	$56,632	$29,328	$27,545	$31,272	$33,977	$38,547
Ratio of net expenses to average net assets	0.82%	0.88%	0.86%	0.89%	0.89%	0.82%	0.89%	0.86%	0.93%	0.94%
Ratio of net expenses to average net assets (excluding interest expense)	0.80%	0.88%	0.86%	0.89%	0.89%	0.80%	0.89%	0.86%	0.93%	0.94%
Ratio of total expenses to average net assets (excluding waivers)	1.00%	1.11%	1.08%	1.10%	1.11%	1.00%	1.18%	1.18%	1.29%	1.21%
Ratio of net investment income to average net assets	4.27%	3.80%	3.34%	3.23%	4.44%[3]	4.26%	3.76%	3.34%	3.20%	4.46%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.09%	3.57%	3.12%	3.02%	4.22%[3]	4.08%	3.47%	3.02%	2.83%	4.19%[3]
Portfolio turnover rate	101%	113%	194%	216%	220%	101%	113%	194%	216%	220%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	125

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Intermediate Bond Portfolio II

	Investor B Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.24	$9.32	$9.57	$9.89	$9.81

Net investment income	0.31 [2]	0.27 [2]	0.24 [2]	0.23 [2]	0.36 [3]
Net realized and unrealized gain (loss) on investments	0.06	(0.06)	(0.20)	(0.09)	0.14 [3]

Net increase from investment operations	0.37	0.21	0.04	0.14	0.50

Dividends and distributions from:
Net investment income	(0.33)	(0.29)	(0.21)	(0.24)	(0.40)
Net realized gains	—	—	(0.08)	(0.22)	(0.02)

Total dividends and distributions	(0.33)	(0.29)	(0.29)	(0.46)	(0.42)

Redemption fees added to paid-in capital	—	— [4]	—	—	—

Net asset value, end of year	$9.28	$9.24	$9.32	$9.57	$9.89

Total Investment Return
Total return	4.07%[5]	2.29%[5,6]	0.44%[5]	1.46%[5]	5.24%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$6,134	$7,937	$10,594	$14,106	$12,850
Ratio of net expenses to average net assets	1.67%	1.67%	1.61%	1.68%	1.69%
Ratio of net expenses to average net assets (excluding interest expense)	1.65%	1.67%	1.61%	1.68%	1.69%
Ratio of total expenses to average net assets (excluding waivers)	1.88%	1.88%	1.83%	1.94%	1.96%
Ratio of net investment income to average net assets	3.40%	2.97%	2.59%	2.45%	3.67%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.19%	2.76%	2.37%	2.18%	3.40%[3]
Portfolio turnover rate	101%	113%	194%	216%	220%

See accompanying notes to financial statements.

126	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Intermediate Bond Portfolio II

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.25	$9.33	$9.57	$9.89	$9.82

Net investment income	0.32 [2]	0.28 [2]	0.25 [2]	0.23 [2]	0.35 [3]
Net realized and unrealized gain (loss) on investments	0.05	(0.07)	(0.20)	(0.09)	0.14 [3]

Net increase from investment operations	0.37	0.21	0.05	0.14	0.49

Dividends and distributions from:
Net investment income	(0.33)	(0.29)	(0.21)	(0.24)	(0.40)
Net realized gains	—	—	(0.08)	(0.22)	(0.02)

Total dividends and distributions	(0.33)	(0.29)	(0.29)	(0.46)	(0.42)

Redemption fees added to paid-in capital	—	— [4]	—	—	—

Net asset value, end of year	$9.29	$9.25	$9.33	$9.57	$9.89

Total Investment Return
Total return	4.07%[5]	2.33%[5,6]	0.54%[5]	1.46%[5]	5.13%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$8,927	$8,408	$9,204	$14,334	$13,046
Ratio of net expenses to average net assets	1.66%	1.62%	1.61%	1.67%	1.68%
Ratio of net expenses to average net assets (excluding interest expense)	1.64%	1.62%	1.61%	1.67%	1.68%
Ratio of total expenses to average net assets (excluding waivers)	1.85%	1.82%	1.83%	1.93%	1.95%
Ratio of net investment income to average net assets	3.42%	3.02%	2.59%	2.45%	3.51%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.23%	2.82%	2.37%	2.18%	3.25%[3]
Portfolio turnover rate	101%	113%	194%	216%	220%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	127

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Total Return Portfolio II

	BlackRock Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.51	$9.64	$9.76	$10.03	$10.02

Net investment income	0.45 [2]	0.43 [2]	0.40 [2]	0.40 [2]	0.45 [3]
Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)	(0.11)	(0.06)	0.16 [3]

Net increase from investment operations	0.40	0.35	0.29	0.34	0.61

Dividends and distributions from:
Net investment income	(0.44)	(0.43)	(0.39)	(0.36)	(0.55)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)

Total dividends and distributions	(0.44)	(0.48)	(0.41)	(0.61)	(0.60)

Net asset value, end of year	$9.47	$9.51	$9.64	$9.76	$10.03

Total Investment Return
Total return	4.33%	3.74%	2.96%	3.83%	6.33%

Ratios/Supplemental Data
Net assets, end of year (000)	$1,613,031	$1,619,004	$1,543,861	$1,400,826	$1,035,461
Ratio of net expenses to average net assets	0.44%	0.40%	0.40%	0.40%	0.40%
Ratio of net expenses to average net assets (excluding interest expense)	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of total expenses to average net assets (excluding waivers)	0.63%	0.61%	0.64%	0.63%	0.65%
Ratio of net investment income to average net assets	4.74%	4.51%	4.13%	4.13%	4.52%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.55%	4.30%	3.89%	3.89%	4.28%[3]
Portfolio turnover rate	324%	197%	351%	360%	659%[4]

	Institutional Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.49	$9.62	$9.74	$10.01	$10.00

Net investment income	0.44 [2]	0.42 [2]	0.39 [2]	0.39 [2]	0.44 [3]
Net realized and unrealized gain (loss) on investments	(0.05)	(0.08)	(0.12)	(0.04)	0.16 [3]

Net increase from investment operations	0.39	0.34	0.27	0.35	0.60

Dividends and distributions from:
Net investment income	(0.43)	(0.42)	(0.37)	(0.37)	(0.54)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)

Total dividends and distributions	(0.43)	(0.47)	(0.39)	(0.62)	(0.59)

Net asset value, end of year	$9.45	$9.49	$9.62	$9.74	$10.01

Total Investment Return
Total return	4.26%	3.66%	2.81%	3.68%	6.19%

Ratios/Supplemental Data
Net assets, end of year (000)	$1,210,031	$773,866	$614,700	$697,687	$907,864
Ratio of net expenses to average net assets	0.52%	0.47%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets (excluding interest expense)	0.48%	0.47%	0.55%	0.55%	0.55%
Ratio of total expenses to average net assets (excluding waivers)	0.70%	0.66%	0.77%	0.76%	0.78%
Ratio of net investment income to average net assets	4.67%	4.46%	4.00%	3.97%	4.44%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.49%	4.27%	3.78%	3.76%	4.21%[3]
Portfolio turnover rate	324%	197%	351%	360%	659%[4]

See accompanying notes to financial statements.

128	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Total Return Portfolio II

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.49	$9.62	$9.74	$10.01	$9.99	$9.50	$9.63	$9.75	$10.01	$10.00

Net investment income	0.42 [2]	0.39 [2]	0.36 [2]	0.36 [2]	0.42 [3]	0.41 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.40 [3]
Net realized and unrealized gain (loss) on investments	(0.04)	(0.07)	(0.11)	(0.04)	0.163 [3]	(0.05)	(0.08)	(0.11)	(0.02)	0.163 [3]

Net increase from investment operations	0.38	0.32	0.25	0.32	0.58	0.36	0.31	0.25	0.33	0.56

Dividends and distributions from:
Net investment income	(0.41)	(0.40)	(0.35)	(0.34)	(0.51)	(0.40)	(0.39)	(0.35)	(0.34)	(0.50)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	—	(0.05)	(0.02)	(0.25)	(0.05)

Total dividends and distributions	(0.41)	(0.45)	(0.37)	(0.59)	(0.56)	(0.40)	(0.44)	(0.37)	(0.59)	(0.55)

Net asset value, end of year	$9.46	$9.49	$9.62	$9.74	$10.01	$9.46	$9.50	$9.63	$9.75	$10.01

Total Investment Return
Total return	4.10%	3.38%	2.54%	3.38%	5.98%	3.91%[5]	3.32%[5]	2.54%[5]	3.44%[5]	5.81%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$60,380	$127,902	$158,200	$152,085	$139,499	$236,934	$236,621	$214,196	$132,561	$113,190
Ratio of net expenses to average net assets	0.77%	0.76%	0.81%	0.84%	0.85%	0.85%	0.81%	0.81%	0.88%	0.90%
Ratio of net expenses to average net assets (excluding interest expense)	0.73%	0.76%	0.81%	0.84%	0.85%	0.81%	0.81%	0.81%	0.88%	0.90%
Ratio of total expenses to average net assets (excluding waivers)	1.03%	0.95%	1.03%	1.05%	1.08%	1.08%	1.11%	1.13%	1.23%	1.25%
Ratio of net investment income to average net assets	4.40%	4.16%	3.73%	3.69%	4.09%[3]	4.34%	4.11%	3.72%	3.65%	4.01%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.14%	3.97%	3.51%	3.48%	3.86%[3]	4.11%	3.81%	3.40%	3.30%	3.66%[3]
Portfolio turnover rate	324%	197%	351%	360%	659%[4]	324%	197%	351%	360%	659%[4]

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.
[5]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	129

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Total Return Portfolio II

	Investor B Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.49	$9.62	$9.75	$10.01	$10.00

Net investment income	0.34 [2]	0.31 [2]	0.29 [2]	0.28 [2]	0.33 [3]
Net realized and unrealized gain (loss) on investments	(0.04)	(0.08)	(0.13)	(0.02)	0.163

Net increase from investment operations	0.30	0.23	0.16	0.26	0.49

Dividends and distributions from:
Net investment income	(0.33)	(0.31)	(0.27)	(0.27)	(0.43)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)

Total dividends and distributions	(0.33)	(0.36)	(0.29)	(0.52)	(0.48)

Net asset value, end of year	$9.46	$9.49	$9.62	$9.75	$10.01

Total Investment Return
Total return	3.21%[4]	2.49%[4]	1.67%[4]	2.66%[4]	5.03%[4]

Ratios/Supplemental Data
Net assets, end of year (000)	$30,054	$38,797	$49,389	$56,758	$70,550
Ratio of net expenses to average net assets	1.63%	1.62%	1.56%	1.63%	1.65%
Ratio of net expenses to average net assets (excluding interest expense)	1.59%	1.62%	1.56%	1.63%	1.65%
Ratio of total expenses to average net assets (excluding waivers)	1.81%	1.81%	1.78%	1.88%	2.00%
Ratio of net investment income to average net assets	3.57%	3.31%	2.97%	2.88%	3.26%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.39%	3.12%	2.75%	2.63%	2.91%[3]
Portfolio turnover rate	324%	197%	351%	360%	659%[5]

See accompanying notes to financial statements.

130	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Total Return Portfolio II

	Investor C Class					R Class
	For the Year Ended September 30,					For the Period Ended 9/30/07[6]
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.50	$9.63	$9.75	$10.02	$10.01	$9.51

Net investment income	0.34 [2]	0.31 [2]	0.29 [2]	0.28 [2]	0.33 [3]	0.38 [2]
Net realized and unrealized gain (loss) on investments	(0.09)	(0.07)	(0.12)	(0.03)	0.16 [3]	(0.05)

Net increase from investment operations	0.25	0.24	0.17	0.25	0.49	0.33

Dividends and distributions from:
Net investment income	(0.33)	(0.32)	(0.27)	(0.27)	(0.43)	(0.37)
Net realized gains	—	(0.05)	(0.02)	(0.25)	(0.05)	—

Total dividends and distributions	(0.33)	(0.37)	(0.29)	(0.52)	(0.48)	(0.37)

Net asset value, end of period	$9.42	$9.50	$9.63	$9.75	$10.02	$9.47

Total Investment Return
Total return	2.71%[4]	2.52%[4]	1.77%[4]	2.56%[4]	5.02%[4]	3.59%[7]

Ratios/Supplemental Data
Net assets, end of period (000)	$78,995	$63,223	$73,954	$85,717	$81,478	$23
Ratio of net expenses to average net assets	1.58%	1.59%	1.56%	1.62%	1.65%	1.14%[8]
Ratio of net expenses to average net assets (excluding interest expense)	1.54%	1.59%	1.56%	1.62%	1.65%	1.10%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.76%	1.78%	1.78%	1.87%	2.00%	1.40%[8]
Ratio of net investment income to average net assets	3.61%	3.33%	2.93%	2.89%	3.22%[3]	4.08%[8]
Ratio of net investment income to average net assets (excluding waivers)	3.43%	3.14%	2.71%	2.64%	2.87%[3]	3.82%[8]
Portfolio turnover rate	324%	197%	351%	360%	659%[5]	324%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Contingent deferred sales load not reflected in total return.
[5]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.
[6]	Commencement of operations of share class effective 10/02/06.
[7]	Not annualized.
[8]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	131

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Government Income Portfolio

	BlackRock Class					Institutional Class
	For the Year Ended September 30,				Period Ended 9/30/03[1,2]	For the Period Ended 9/30/07[3]
	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.75	$10.91	$11.18	$11.34	$11.27	$10.73

Net investment income	0.55 [4]	0.50 [4]	0.48 [4]	0.47 [4]	0.60 [4,5]	0.53 [4]
Net realized and unrealized loss on investments	(0.46)	(0.19)	(0.21)	(0.05)	(0.19)[5]	(0.42)

Net increase from investment operations	0.09	0.31	0.27	0.42	0.41	0.11

Dividends and distributions from:
Net investment income	(0.50)	(0.47)	(0.52)	(0.42)	(0.34)	(0.51)
Tax return of capital	—	—	(0.02)	—	—	—
Net realized gains	—	—	—	(0.16)	—	—

Total dividends and distributions	(0.50)	(0.47)	(0.54)	(0.58)	(0.34)	(0.51)

Net asset value, end of period	$10.34	$10.75	$10.91	$11.18	$11.34	$10.33

Total Investment Return
Total return	1.19%	2.96%	2.43%	3.85%	3.68%[6]	1.05%[6]

Ratios/Supplemental Data
Net assets, end of period (000)	$6	$9,440	$9,164	$10,899	$3	$272,012
Ratio of net expenses to average net assets	0.59%	0.45%	0.45%	0.44%	0.29%[7]	0.94%[7]
Ratio of net expenses to average net assets (excluding interest expense)	0.45%	0.45%	0.45%	0.44%	0.29%[7]	0.67%[7]
Ratio of total expenses to average net assets (excluding waivers)	0.78%	0.70%	0.77%	0.78%	0.47%[7]	1.12%[7]
Ratio of net investment income to average net assets	5.13%	4.65%	4.35%	4.25%	2.95%[5,7]	5.00%[7]
Ratio of net investment income to average net assets (excluding waivers)	4.94%	4.40%	4.03%	3.92%	2.76%[5,7]	4.82%[7]
Portfolio turnover rate	1,659%	551%	662%	345%	1,981%[8]	1,659%

See accompanying notes to financial statements.

132	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Government Income Portfolio

	Service Class			Investor A Class
	For the Year Ended September 30,		For the Period Ended 9/30/05[9]	For the Year Ended September 30,
	2007	2006		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.74	$10.90	$11.21	$10.75	$10.91	$11.18	$11.33	$11.40

Net investment income	0.53 [4]	0.46 [4]	0.40 [4]	0.50 [4]	0.45 [4]	0.43 [4]	0.40 [4]	0.34 [4,5]
Net realized and unrealized gain (loss) on investments	(0.44)	(0.19)	(0.24)	(0.42)	(0.19)	(0.21)	(0.03)	0.14 [5]

Net increase from investment operations	0.09	0.27	0.16	0.08	0.26	0.22	0.37	0.48

Dividends and distributions from:
Net investment income	(0.50)	(0.43)	(0.45)	(0.49)	(0.42)	(0.47)	(0.36)	(0.46)
Tax return of capital	—	—	(0.02)	—	—	(0.02)	—	—
Net realized gains	—	—	—	—	—	—	(0.16)	(0.09)

Total dividends and distributions	(0.50)	(0.43)	(0.47)	(0.49)	(0.42)	(0.49)	(0.52)	(0.55)

Net asset value, end of period	$10.33	$10.74	$10.90	$10.34	$10.75	$10.91	$11.18	$11.33

Total Investment Return
Total return	0.86%	2.57%	1.46%[6]	0.73%[10]	2.52%[10]	2.01%[10]	3.34%[10]	4.34%[10]

Ratios/Supplemental Data
Net assets, end of period (000)	$768	$133	$212,963	$928,828	$310,258	$247,380	$126,332	$86,559
Ratio of net expenses to average net assets	1.19%	0.82%	0.85%[7]	1.20%	0.89%	0.86%	0.98%	1.07%
Ratio of net expenses to average net assets (excluding interest expense)	0.72%	0.82%	0.85%[7]	0.92%	0.89%	0.86%	0.98%	1.07%
Ratio of total expenses to average net assets (excluding waivers)	6.95%	1.05%	1.15%[7]	1.40%	1.20%	1.26%	1.38%	1.34%
Ratio of net investment income to average net assets	5.06%	4.28%	3.95%[7]	4.75%	4.22%	3.92%	3.63%	3.05%[5]
Ratio of net investment income (loss) to average net assets (excluding waivers)	(0.70)%	4.05%	3.65%[7]	4.55%	3.91%	3.52%	3.23%	2.78%[5]
Portfolio turnover rate	1,659%	551%	662%	1,659%	551%	662%	345%	1,981%[8]

[1]	Audited by other auditors.
[2]	Commencement of operations of share class effective 2/10/03.
[3]	Commencement of operations of share class effective 10/02/06.
[4]	Calculated using the average shares outstanding method.
[5]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[6]	Not annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.
[9]	Commencement of operations of share class effective 10/27/04.
[10]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	133

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Government Income Portfolio

	Investor B Class					Investor B1 Class
	For the Year Ended September 30,					For the Period Ended 9/30/07[1]
	2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.75	$10.91	$11.18	$11.33	$11.40	$10.74

Net investment income	0.42 [3]	0.36 [3]	0.35 [3]	0.31 [3]	0.30 [3,4]	0.44 [3]
Net realized and unrealized gain (loss) on investments	(0.42)	(0.18)	(0.21)	(0.03)	0.10 [4]	(0.41)

Net increase (decrease) from investment operations	—	0.18	0.14	0.28	0.40	0.03

Dividends and distributions from:
Net investment income	(0.41)	(0.34)	(0.39)	(0.27)	(0.38)	(0.43)
Tax return of capital	—	—	(0.02)	—	—	—
Net realized gains	—	—	—	(0.16)	(0.09)	—

Total dividends and distributions	(0.41)	(0.34)	(0.41)	(0.43)	(0.47)	(0.43)

Net asset value, end of period	$10.34	$10.75	$10.91	$11.18	$11.33	$10.34

Total Investment Return
Total return	(0.04)%[5]	1.67%[5]	1.25%[5]	2.57%[5]	3.56%[5]	0.26%[5,6]

Ratios/Supplemental Data
Net assets, end of period (000)	$24,133	$32,098	$42,479	$44,786	$53,897	$161,302
Ratio of net expenses to average net assets	1.92%	1.72%	1.61%	1.73%	1.82%	1.71%[7]
Ratio of net expenses to average net assets (excluding interest expense)	1.68%	1.72%	1.61%	1.73%	1.82%	1.46%[7]
Ratio of total expenses to average net assets (excluding waivers)	2.09%	1.94%	1.90%	2.03%	2.09%	2.00%[7]
Ratio of net investment income to average net assets	3.99%	3.37%	3.20%	2.81%	2.62%[4]	4.22%[7]
Ratio of net investment income to average net assets (excluding waivers)	3.82%	3.15%	2.91%	2.51%	2.35%[4]	3.93%[7]
Portfolio turnover rate	1,659%	551%	662%	345%	1,981%[8]	1,659%

See accompanying notes to financial statements.

134	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Government Income Portfolio

	Investor C Class					Investor C1 Class	R Class
	For the Year Ended September 30,					For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]
	2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.73	$10.89	$11.16	$11.31	$11.38	$10.72	$10.74

Net investment income	0.42 [3]	0.37 [3]	0.35 [3]	0.31 [3]	0.30 [3,4]	0.44 [3]	0.47 [3]
Net realized and unrealized gain (loss) on investments	(0.41)	(0.19)	(0.21)	(0.03)	0.10 [4]	(0.42)	(0.42)

Net increase from investment operations	0.01	0.18	0.14	0.28	0.40	0.02	0.05

Dividends and distributions from:
Net investment income	(0.41)	(0.34)	(0.39)	(0.27)	(0.38)	(0.42)	(0.46)
Tax return of capital	—	—	(0.02)	—	—	—	—
Net realized gains	—	—	—	(0.16)	(0.09)	—	—

Total dividends and distributions	(0.41)	(0.34)	(0.41)	(0.43)	(0.47)	(0.42)	(0.46)

Net asset value, end of period	$10.33	$10.73	$10.89	$11.16	$11.31	$10.32	$10.33

Total Investment Return
Total return	0.05%[5]	1.76%[5]	1.25%[5]	2.57%[5]	3.56%[5]	0.19%[6]	0.41%[6]

Ratios/Supplemental Data
Net assets, end of period (000)	$36,207	$34,062	$31,840	$26,036	$29,537	$185,006	$48,025
Ratio of net expenses to average net assets	1.95%	1.63%	1.61%	1.73%	1.82%	1.80%[7]	1.51%[7]
Ratio of net expenses to average net assets (excluding interest expense)	1.68%	1.63%	1.61%	1.73%	1.82%	1.53%[7]	1.21%[7]
Ratio of total expenses to average net assets (excluding waivers)	2.13%	1.85%	1.90%	2.03%	2.09%	2.16%[7]	1.86%[7]
Ratio of net investment income to average net assets	4.01%	3.48%	3.19%	2.81%	2.61%[4]	4.16%[7]	4.51%[7]
Ratio of net investment income to average net assets (excluding waivers)	3.83%	3.26%	2.90%	2.51%	2.34%[4]	3.80%[7]	4.16%[7]
Portfolio turnover rate	1,659%	551%	662%	345%	1,981%[8]	1,659%	1,659%

[1]	Commencement of operations of share class effective 10/02/06.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Not annualized.
[7]	Annualized.
[8]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	135

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Inflation Protected Bond Portfolio

	BlackRock Class				Institutional Class
	For the Year Ended September 30,			For the Period Ended 9/30/04[1]	For the Year Ended September 30,			For the Period Ended 9/30/04[1]
	2007	2006	2005		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.84	$10.35	$10.38	$10.00	$10.02	$10.54	$10.54	$10.00

Net investment income[2]	0.19	0.55	0.41	0.12	0.46	0.50	0.42	0.16
Net realized and unrealized gain (loss) on investments	0.30	(0.26)	0.19	0.38	0.03	(0.23)	0.18	0.38

Net increase from investment operations	0.49	0.29	0.60	0.50	0.49	0.27	0.60	0.54

Dividends and distributions from:
Net investment income	(0.43)	(0.67)	(0.53)	(0.12)	(0.42)	(0.66)	(0.50)	—
Net realized gains	(0.03)	(0.13)	(0.10)	—	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.46)	(0.80)	(0.63)	(0.12)	(0.45)	(0.79)	(0.60)	—

Net asset value, end of period	$9.87	$9.84	$10.35	$10.38	$10.06	$10.02	$10.54	$10.54

Total Investment Return
Total return	5.07%	3.00%	5.91%	5.05%[3]	5.12%	2.78%	5.90%	5.40%[3]

Ratios/Supplemental Data
Net assets, end of period (000)	$1,954	$17,890	$22,975	$20,763	$22,956	$15,069	$5,788	$— [4]
Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.30%[5,6]	0.35%	0.35%	0.40%	0.40%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.30%	0.30%	0.30%	0.30%[5,6]	0.35%	0.35%	0.40%	0.40%[5]
Ratio of total expenses to average net assets (excluding waivers)	0.67%	0.85%	0.97%	2.61%[5,6]	0.71%	0.85%	1.06%	2.73%[5]
Ratio of net investment income to average net assets	1.98%	5.59%	4.01%	4.29%[5,6]	4.61%	4.96%	4.00%	4.19%[5]
Ratio of net investment income to average net assets (excluding waivers)	1.61%	5.04%	3.34%	1.98%[5,6]	4.25%	4.46%	3.34%	1.86%[5]
Portfolio turnover rate	219%	235%	419%	96%	219%	235%	419%	96%

See accompanying notes to financial statements.

136	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Inflation Protected Bond Portfolio

	Service Class
	For the Year Ended September 30,			For the Period Ended 9/30/04[1]
	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.03	$10.56	$10.39	$10.00

Net investment income (loss)[2]	0.50	0.49	0.43	(0.02)
Net realized and unrealized gain (loss) on investments	(0.01)	(0.27)	0.14	0.41

Net increase from investment operations	0.49	0.22	0.57	0.39

Dividends and distributions from:
Net investment income	(0.40)	(0.62)	(0.30)	—
Net realized gains	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.43)	(0.75)	(0.40)	—

Net asset value, end of period	$10.09	$10.03	$10.56	$10.39

Total Investment Return
Total return	4.97%	2.26%	5.52%	3.90%[3]

Ratios/Supplemental Data
Net assets, end of period (000)	$1,803	$4	$2	$— [4]
Ratio of net expenses to average net assets	0.58%	0.74%	0.69%	0.71%[5]
Ratio of net expenses to average net assets (excluding interest expense)	0.58%	0.74%	0.69%	0.71%[5]
Ratio of total expenses to average net assets (excluding waivers)	0.94%	4.40%	1.29%	2.98%[5]
Ratio of net investment income to average net assets	5.08%	4.84%	3.71%	3.88%[5]
Ratio of net investment income to average net assets (excluding waivers)	4.72%	1.18%	3.11%	1.61%[5]
Portfolio turnover rate	219%	235%	419%	96%

[1]	Commencement of operations of share class effective 6/28/04.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Net assets end of period are less than $500.
[5]	Annualized.
[6]	Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	137

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Inflation Protected Bond Portfolio

	Investor A Class				Investor B Class
	For the Year Ended September 30,			For the Period Ended 9/30/04[1]	For the Year Ended September 30,			For the Period Ended 9/30/04[1]
	2007	2006	2005		2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.95	$10.47	$10.50	$10.00	$9.97	$10.48	$10.51	$10.00

Net investment income (loss)[2]	0.41	0.50	0.42	0.01	0.30	0.40	0.38	(0.01)
Net realized and unrealized gain (loss) on investments	0.06	(0.26)	0.13	0.51	0.09	(0.22)	0.09	0.53

Net increase from investment operations	0.47	0.24	0.55	0.52	0.39	0.18	0.47	0.52

Dividends and distributions from:
Net investment income	(0.39)	(0.63)	(0.48)	(0.02)	(0.32)	(0.56)	(0.40)	(0.01)
Net realized gains	(0.03)	(0.13)	(0.10)	—	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.42)	(0.76)	(0.58)	(0.02)	(0.35)	(0.69)	(0.50)	(0.01)

Net asset value, end of period	$10.00	$9.95	$10.47	$10.50	$10.01	$9.97	$10.48	$10.51

Total Investment Return
Total return	4.84%[3]	2.43%[3]	5.42%[3]	5.21%[3,4]	4.05%[5]	1.78%[5]	4.62%[5]	5.21%[4,5]

Ratios/Supplemental Data
Net assets, end of period (000)	$16,139	$4,079	$3,994	$93	$8,800	$2,110	$2,045	$61
Ratio of net expenses to average net assets	0.66%	0.71%	0.69%	0.71%[6]	1.41%	1.44%	1.44%	1.44%[6]
Ratio of net expenses to average net assets (excluding interest expense)	0.66%	0.71%	0.69%	0.71%[6]	1.41%	1.44%	1.44%	1.44%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.08%	1.34%	1.39%	3.08%[6]	1.87%	1.96%	2.07%	3.73%[6]
Ratio of net investment income to average net assets	4.14%	5.00%	4.06%	3.88%[6]	3.06%	3.98%	3.65%	3.15%[6]
Ratio of net investment income to average net assets (excluding waivers)	3.72%	4.37%	3.36%	1.51%[6]	2.60%	3.46%	3.02%	0.86%[6]
Portfolio turnover rate	219%	235%	419%	96%	219%	235%	419%	96%

See accompanying notes to financial statements.

138	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Inflation Protected Bond Portfolio

	Investor C Class
	For the Year Ended September 30,			For the Period Ended 9/30/04[1]
	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.01	$10.53	$10.55	$10.00

Net investment income (loss)[2]	0.31	0.43	0.36	(0.01)
Net realized and unrealized gain (loss) on investments	0.09	(0.26)	0.12	0.56

Net increase from investment operations	0.40	0.17	0.48	0.55

Dividends and distributions from:
Net investment income	(0.32)	(0.56)	(0.40)	—
Net realized gains	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.35)	(0.69)	(0.50)	—

Net asset value, end of period	$10.06	$10.01	$10.53	$10.55

Total Investment Return
Total return	4.03%	1.72%[5]	4.70%[5]	5.51%[4,5]

Ratios/Supplemental Data
Net assets, end of period (000)	$36,120	$4,619	$3,749	$6
Ratio of net expenses to average net assets	1.41%	1.39%	1.42%	1.44%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.41%	1.39%	1.42%	1.44%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.81%	1.89%	2.04%	3.73%[6]
Ratio of net investment income to average net assets	3.09%	4.25%	3.46%	3.15%[6]
Ratio of net investment income to average net assets (excluding waivers)	2.69%	3.75%	2.84%	0.86%[6]
Portfolio turnover rate	219%	235%	419%	96%

[1]	Commencement of operations of share class effective 6/28/04.
[2]	Calculated using the average shares outstanding method.
[3]	Sales load not reflected in total return.
[4]	Not annualized.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	139

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	GNMA Portfolio

	BlackRock Class					Institutional Class
	For the Year Ended September 30,				For the Period Ended 9/30/03[1,2]	For the Year Ended September 30,
	2007	2006	2005	2004		2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of period	$9.53	$9.69	$9.87	$10.02	$10.27	$9.54	$9.70	$9.88	$10.02	$10.23

Net investment income	0.47 [3]	0.45 [3]	0.44 [3]	0.48 [3]	0.41 [4]	0.47 [3]	0.44 [3]	0.43 [3]	0.47 [3]	0.48 [4]
Net realized and unrealized loss on investments	(0.05)	(0.08)	(0.20)	(0.14)	(0.18)[4]	(0.05)	(0.08)	(0.21)	(0.09)	(0.08)[4]

Net increase from investment operations	0.42	0.37	0.24	0.34	0.23	0.42	0.36	0.22	0.38	0.40

Dividends and distributions from:
Net investment income	(0.51)	(0.53)	(0.42)	(0.49)	(0.48)	(0.51)	(0.52)	(0.40)	(0.52)	(0.61)
Net realized gains	—	—	—	—	—	—	—	—	—	—

Total dividends and distributions	(0.51)	(0.53)	(0.42)	(0.49)	(0.48)	(0.51)	(0.52)	(0.40)	(0.52)	(0.61)

Net asset value, end of period	$9.44	$9.53	$9.69	$9.87	$10.02	$9.45	$9.54	$9.70	$9.88	$10.02

Total Investment Return
Total return	4.56%	3.93%	2.44%	4.02%	2.33%[5]	4.53%	3.84%	2.28%	3.97%	4.00%

Ratios/Supplemental Data
Net assets, end of period (000)	$12,162	$11,632	$10,915	$10,659	$59,935	$118,652	$108,286	$121,571	$151,558	$172,358
Ratio of net expenses to average net assets	0.49%	0.45%	0.45%	0.50%	0.35%[6]	0.52%	0.53%	0.61%	0.66%	0.64%
Ratio of net expenses to average net assets (excluding interest expense)	0.45%	0.45%	0.45%	0.45%	0.35%[6]	0.48%	0.53%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets (excluding waivers)	0.81%	0.78%	0.85%	0.83%	0.61%[6]	0.82%	0.83%	0.97%	0.97%	0.95%
Ratio of net investment income to average net assets	4.96%	4.71%	4.53%	4.85%	3.32%[4,6]	4.93%	4.62%	4.40%	4.74%	4.89%[4]
Ratio of net investment income to average net assets (excluding waivers)	4.64%	4.38%	4.13%	4.51%	3.05%[4,6]	4.63%	4.32%	4.04%	4.43%	4.58%[4]
Portfolio turnover rate	553%	320%	521%	228%	1,365%[7]	553%	320%	521%	228%	1,365%[7]

See accompanying notes to financial statements.

140	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	GNMA Portfolio

	Service Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.53	$9.69	$9.87	$10.01	$10.23

Net investment income	0.44 [3]	0.41 [3]	0.39 [3]	0.44 [3]	0.50 [4]
Net realized and unrealized loss on investments	(0.04)	(0.08)	(0.19)	(0.08)	(0.14)[4]

Net increase from investment operations	0.40	0.33	0.20	0.36	0.36

Dividends and distributions from:
Net investment income	(0.49)	(0.49)	(0.38)	(0.50)	(0.58)
Net realized gains	—	—	—	—	—

Total dividends and distributions	(0.49)	(0.49)	(0.38)	(0.50)	(0.58)

Net asset value, end of year	$9.44	$9.53	$9.69	$9.87	$10.01

Total Investment Return
Total return	4.26%	3.55%	2.02%	3.67%	3.58%

Ratios/Supplemental Data
Net assets, end of year (000)	$7,047	$7,712	$8,129	$2,271	$1,554
Ratio of net expenses to average net assets	0.78%	0.80%	0.86%	0.94%	0.93%
Ratio of net expenses to average net assets (excluding interest expense)	0.74%	0.80%	0.86%	0.89%	0.90%
Ratio of total expenses to average net assets (excluding waivers)	1.08%	1.10%	1.23%	1.25%	1.25%
Ratio of net investment income to average net assets	4.68%	4.36%	3.97%	4.45%	4.70%[4]
Ratio of net investment income to average net assets (excluding waivers)	4.38%	4.06%	3.60%	4.13%	4.39%[4]
Portfolio turnover rate	553%	320%	521%	228%	1,365%[7]

[1]	Audited by other auditors.
[2]	Commencement of operations of share class effective 2/19/02.
[3]	Calculated using the average shares outstanding method.
[4]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	141

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	GNMA Portfolio

	Investor A Class					Investor B Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.58	$9.74	$9.92	$10.06	$10.27	$9.54	$9.71	$9.89	$10.03	$10.24

Net investment income	0.43 [2]	0.41 [2]	0.41 [2]	0.43 [2]	0.46 [3]	0.36 [2]	0.33 [2]	0.33 [2]	0.36 [2]	0.38 [2]
Net realized and unrealized loss on investments	(0.04)	(0.08)	(0.21)	(0.09)	(0.11)[3]	(0.05)	(0.09)	(0.21)	(0.09)	(0.11)[3]

Net increase from investment operations	0.39	0.33	0.20	0.34	0.35	0.31	0.24	0.12	0.27	0.27

Dividends and distributions from:
Net investment income	(0.48)	(0.49)	(0.38)	(0.48)	(0.56)	(0.40)	(0.41)	(0.30)	(0.41)	(0.48)
Net realized gains	—	—	—	—	—	—	—	—	—	—

Total dividends and distributions	(0.48)	(0.49)	(0.38)	(0.48)	(0.56)	(0.40)	(0.41)	(0.30)	(0.41)	(0.48)

Net asset value, end of year	$9.49	$9.58	$9.74	$9.92	$10.06	$9.45	$9.54	$9.71	$9.89	$10.03

Total Investment Return
Total return	4.13%[4]	3.47%[4]	2.01%[4]	3.50%[4]	3.50%[4]	3.34%[5]	2.58%[5]	1.25%[5]	2.74%[5]	2.74%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$14,677	$14,122	$15,288	$18,080	$18,978	$11,065	$14,627	$19,792	$25,439	$32,486
Ratio of net expenses to average net assets	0.89%	0.87%	0.86%	1.05%	1.11%	1.67%	1.65%	1.62%	1.80%	1.85%
Ratio of net expenses to average net assets (excluding interest expense)	0.85%	0.87%	0.86%	0.99%	1.07%	1.63%	1.65%	1.61%	1.74%	1.82%
Ratio of total expenses to average net assets (excluding waivers)	1.18%	1.27%	1.32%	1.46%	1.42%	1.96%	1.96%	1.97%	2.11%	2.16%
Ratio of net investment income to average net assets	4.54%	4.26%	4.13%	4.34%	4.27%[3]	3.78%	3.50%	3.40%	3.62%	3.56%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.25%	3.86%	3.67%	3.93%	3.96%[3]	3.49%	3.19%	3.05%	3.31%	3.25%[3]
Portfolio turnover rate	553%	320%	521%	228%	1,365%[6]	553%	320%	521%	228%	1,365%[6]

See accompanying notes to financial statements.

142	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	GNMA Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.53	$9.70	$9.88	$10.01	$10.23
Net investment income	0.37 [2]	0.34 [2]	0.34 [2]	0.36 [2]	0.38 [3]
Net realized and unrealized loss on investments	(0.04)	(0.10)	(0.22)	(0.08)	(0.12)[3]

Net increase from investment operations	0.33	0.24	0.12	0.28	0.26

Dividends and distributions from:
Net investment income	(0.41)	(0.41)	(0.30)	(0.41)	(0.48)
Net realized gains	—	—	—	—	—

Total dividends and distributions	(0.41)	(0.41)	(0.30)	(0.41)	(0.48)

Net asset value, end of year	$9.45	$9.53	$9.70	$9.88	$10.01

Total Investment Return
Total return	3.51%[5]	2.59%[5]	1.26%[5]	2.85%[5]	2.64%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$16,369	$19,497	$26,691	$39,542	$51,109
Ratio of net expenses to average net assets	1.61%	1.65%	1.62%	1.80%	1.85%
Ratio of net expenses to average net assets (excluding interest expense)	1.57%	1.65%	1.61%	1.74%	1.82%
Ratio of total expenses to average net assets (excluding waivers)	1.90%	1.95%	1.98%	2.11%	2.16%
Ratio of net investment income to average net assets	3.85%	3.51%	3.44%	3.62%	3.55%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.56%	3.21%	3.08%	3.31%	3.24%[3]
Portfolio turnover rate	553%	320%	521%	228%	1,365%[6]

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Sales load not reflected in total return.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	143

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Managed Income Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.20	$10.41	$10.80	$10.71	$9.99	$10.20	$10.41	$10.80	$10.71

Net investment income	0.45 [2]	0.44 [2]	0.46 [2]	0.47 [2]	0.55 [3]	0.42 [2]	0.41 [2]	0.43 [2]	0.44 [2]	0.54 [3]
Net realized and unrealized gain (loss) on investments	(0.01)	(0.12)	(0.18)	(0.10)	0.17 [3]	(0.01)	(0.12)	(0.18)	(0.10)	0.15 [3]

Net increase from investment operations	0.44	0.32	0.28	0.37	0.72	0.41	0.29	0.25	0.34	0.69

Dividends and distributions from:
Net investment income	(0.44)	(0.48)	(0.45)	(0.48)	(0.63)	(0.41)	(0.45)	(0.42)	(0.45)	(0.60)
Net realized gains	—	(0.05)	(0.04)	(0.28)	—	—	(0.05)	(0.04)	(0.28)	—

Total dividends and distributions	(0.44)	(0.53)	(0.49)	(0.76)	(0.63)	(0.41)	(0.50)	(0.46)	(0.73)	(0.60)

Net asset value, end of year	$9.99	$9.99	$10.20	$10.41	$10.80	$9.99	$9.99	$10.20	$10.41	$10.80

Total Investment Return
Total return	4.50%	3.24%	2.76%	3.60%	6.91%	4.19%	2.93%	2.45%	3.29%	6.58%

Ratios/Supplemental Data
Net assets, end of year (000)	$514,469	$557,787	$587,061	$644,083	$810,452	$214,593	$150,085	$81,337	$80,253	$92,336
Ratio of net expenses to average net assets	0.68%	0.65%	0.65%	0.65%	0.65%	0.97%	0.94%	0.95%	0.95%	0.95%
Ratio of net expenses to average net assets (excluding interest expense)	0.65%	0.65%	0.65%	0.65%	0.65%	0.94%	0.94%	0.95%	0.95%	0.95%
Ratio of total expenses to average net assets (excluding waivers)	0.69%	0.73%	0.83%	0.81%	0.82%	0.99%	0.98%	1.08%	1.11%	1.13%
Ratio of net investment income to average net assets	4.47%	4.42%	4.45%	4.50%	5.06%[3]	4.18%	4.12%	4.13%	4.21%	4.74%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.46%	4.34%	4.27%	4.34%	4.89%[3]	4.16%	4.08%	4.00%	4.05%	4.56%[3]
Portfolio turnover rate	256%	184%	252%	284%	613%[4]	256%	184%	252%	284%	613%[4]

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.00	$10.21	$10.41	$10.80	$10.71

Net investment income	0.41 [2]	0.41 [2]	0.42 [2]	0.42 [2]	0.49 [3]
Net realized and unrealized gain (loss) on investments	(0.02)	(0.12)	(0.17)	(0.10)	0.18 [3]

Net increase from investment operations	0.39	0.29	0.25	0.32	0.67

Dividends and distributions from:
Net investment income	(0.40)	(0.45)	(0.41)	(0.43)	(0.58)
Net realized gains	—	(0.05)	(0.04)	(0.28)	—

Total dividends and distributions	(0.40)	(0.50)	(0.45)	(0.71)	(0.58)

Net asset value, end of year	$9.99	$10.00	$10.21	$10.41	$10.80

Total Investment Return
Total return	4.03%[5]	2.86%[5]	2.45%[5]	3.13%[5]	6.41%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$21,155	$23,921	$29,462	$35,462	$49,870
Ratio of net expenses to average net assets	1.03%	1.01%	1.05%	1.10%	1.13%
Ratio of net expenses to average net assets (excluding interest expense)	1.00%	1.01%	1.05%	1.10%	1.12%
Ratio of total expenses to average net assets (excluding waivers)	1.03%	1.13%	1.18%	1.30%	1.30%
Ratio of net investment income to average net assets	4.12%	4.07%	4.06%	4.06%	4.57%[3]
Ratio of net investment income to average net assets (excluding waivers)	4.12%	3.95%	3.93%	3.86%	4.40%[3]
Portfolio turnover rate	256%	184%	252%	284%	613%[4]

See accompanying notes to financial statements.

144	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Managed Income Portfolio

	Investor B Class					Investor C Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.00	$10.21	$10.41	$10.80	$10.71	$9.97	$10.18	$10.38	$10.78	$10.68

Net investment income	0.33 [2]	0.32 [2]	0.35 [2]	0.35 [2]	0.41 [3]	0.33 [2]	0.33 [2]	0.34 [2]	0.35 [2]	0.41 [3]
Net realized and unrealized gain (loss) on investments	(0.01)	(0.12)	(0.17)	(0.11)	0.18 [3]	(0.01)	(0.12)	(0.16)	(0.12)	0.19 [3]

Net increase from investment operations	0.32	0.20	0.18	0.24	0.59	0.32	0.21	0.18	0.23	0.60

Dividends and distributions from:
Net investment income	(0.33)	(0.36)	(0.34)	(0.35)	(0.50)	(0.32)	(0.37)	(0.34)	(0.35)	(0.50)
Net realized gains	—	(0.05)	(0.04)	(0.28)	—	—	(0.05)	(0.04)	(0.28)	—

Total dividends and distributions	(0.33)	(0.41)	(0.38)	(0.63)	(0.50)	(0.32)	(0.42)	(0.38)	(0.63)	(0.50)

Net asset value, end of year	$9.99	$10.00	$10.21	$10.41	$10.80	$9.97	$9.97	$10.18	$10.38	$10.78

Total Investment Return
Total return	3.24%[6]	1.91%[6]	1.69%[6]	2.36%[6]	5.61%[6]	3.32%[6]	2.07%[6]	1.69%[6]	2.26%[6]	5.73%[6]

Ratios/Supplemental Data
Net assets, end of year (000)	$3,890	$5,127	$6,625	$9,136	$10,425	$2,241	$1,144	$1,187	$870	$763
Ratio of net expenses to average net assets	1.80%	1.85%	1.80%	1.85%	1.87%	1.84%	1.78%	1.79%	1.84%	1.87%
Ratio of net expenses to average net assets (excluding interest expense)	1.77%	1.85%	1.80%	1.85%	1.87%	1.81%	1.78%	1.79%	1.84%	1.87%
Ratio of total expenses to average net assets (excluding waivers)	1.80%	1.88%	1.84%	1.95%	2.05%	1.89%	1.80%	1.83%	1.95%	2.05%
Ratio of net investment income to average net assets	3.38%	3.24%	3.34%	3.31%	3.80%[3]	3.35%	3.32%	3.27%	3.34%	3.77%[3]
Ratio of net investment income to average net assets (excluding waivers)	3.38%	3.21%	3.30%	3.21%	3.63%[3]	3.30%	3.30%	3.23%	3.24%	3.60%[3]
Portfolio turnover rate	256%	184%	252%	284%	613%[4]	256%	184%	252%	284%	613%[4]

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
[4]	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.
[5]	Sales load not reflected in total return.
[6]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	145

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Bond Portfolio

	BlackRock Class				Institutional Class
	For the Year Ended September 30,			For the Period Ended 9/30/04[1]	For the Year Ended September 30,
	2007	2006	2005		2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.98	$11.13	$11.41	$10.96	$10.96	$11.13	$11.41	$11.07	$10.54
Net investment income	0.35 [3]	0.33 [3]	0.30 [3]	0.11 [3]	0.35 [3]	0.32 [3]	0.28 [3]	0.28 [3]	0.29 [3]
Net realized and unrealized gain (loss) on investments	0.57	(0.18)	0.03	0.51	0.58	(0.20)	0.03	0.51	0.81

Net increase from investment operations	0.92	0.15	0.33	0.62	0.93	0.12	0.31	0.79	1.10

Dividends and distributions from:
Net investment income	(0.33)	(0.30)	(0.60)	(0.17)	(0.33)	(0.29)	(0.58)	(0.45)	(0.33)
Tax return of capital	—	—	—	—	—	—	—	—	(0.17)
Net realized gains	—	—	(0.01)	—	—	—	(0.01)	—	(0.07)

Total dividends and distributions	(0.33)	(0.30)	(0.61)	(0.17)	(0.33)	(0.29)	(0.59)	(0.45)	(0.57)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	—

Net asset value, end of period	$11.57	$10.98	$11.13	$11.41	$11.56	$10.96	$11.13	$11.41	$11.07

Total Investment Return
Total return	8.56%[5]	1.44%[6]	2.62%[6]	5.71%[6]	8.64%[5]	1.15%[6]	2.46%[6]	7.20%[6]	10.78%

Ratios/Supplemental Data
Net assets, end of period (000)	$87,530	$144,623	$98,721	$35,748	$213,262	$229,648	$346,746	$133,544	$64,038
Ratio of net expenses to average net assets	0.75%	0.77%	0.78%	0.78%	0.77%	0.87%	0.94%	0.94%	0.94%
Ratio of net expenses to average net assets (excluding interest expense)	0.75%	0.77%	0.78%	0.78%	0.77%	0.87%	0.94%	0.94%	0.94%
Ratio of total expenses to average net assets (excluding waivers)	0.75%	0.81%	0.83%	0.89%	0.77%	0.89%	0.95%	0.96%	0.94%
Ratio of net investment income to average net assets	3.18%	3.05%	2.59%	2.58%	3.19%	2.93%	2.43%	2.44%	2.69%
Ratio of net investment income to average net assets (excluding waivers)	3.18%	3.01%	2.54%	2.47%	3.19%	2.91%	2.42%	2.41%	2.69%
Portfolio turnover rate	77%	148%	164%	240%	77%	148%	164%	240%	209%

See accompanying notes to financial statements.

146	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Bond Portfolio

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[2]	2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of year	$10.98	$11.14	$11.42	$11.08	$10.54	$11.15	$11.14	$11.42	$11.07	$10.54

Net investment income	0.32 [3]	0.29 [3]	0.26 [3]	0.25 [3]	0.26 [3]	0.31 [3]	0.29 [3]	0.25 [3]	0.23 [3]	0.24 [3]
Net realized and unrealized gain (loss) on investments	0.58	(0.19)	0.02	0.50	0.81	0.57	(0.19)	0.03	0.52	0.81

Net increase from investment operations	0.90	0.10	0.28	0.75	1.07	0.88	0.10	0.28	0.75	1.05

Dividends and distributions from:
Net investment income	(0.30)	(0.26)	(0.55)	(0.41)	(0.29)	(0.29)	(0.26)	(0.55)	(0.40)	(0.28)
Tax return of capital	—	—	—	—	(0.17)	—	—	—	—	(0.17)
Net realized gains	—	—	(0.01)	—	(0.07)	—	—	(0.01)	—	(0.07)

Total dividends and distributions	(0.30)	(0.26)	(0.56)	(0.41)	(0.53)	(0.29)	(0.26)	(0.56)	(0.40)	(0.52)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]	— [4]

Net asset value, end of year	$11.58	$10.98	$11.14	$11.42	$11.08	$11.57	$11.15	$11.14	$11.42	$11.07

Total Investment Return
Total return	8.32%[5]	0.93%[6]	2.21%[6]	6.89%[6]	10.55%	8.13%[5,7]	0.93%[6,7]	2.21%[6,7]	6.84%[6,7]	10.27%[7]

Ratios/Supplemental Data
Net assets, end of year (000)	$70,819	$73,139	$107,402	$80,024	$48,584	$110,810	$141,130	$182,321	$123,145	$74,821
Ratio of net expenses to average net assets	1.05%	1.18%	1.19%	1.23%	1.24%	1.16%	1.18%	1.18%	1.31%	1.41%
Ratio of net expenses to average net assets (excluding interest expense)	1.05%	1.18%	1.19%	1.23%	1.24%	1.16%	1.18%	1.18%	1.31%	1.41%
Ratio of total expenses to average net assets (excluding waivers)	1.05%	1.20%	1.20%	1.25%	1.24%	1.22%	1.39%	1.29%	1.43%	1.41%
Ratio of net investment income to average net assets	2.90%	2.62%	2.19%	2.18%	2.41%	2.79%	2.64%	2.17%	2.06%	2.21%
Ratio of net investment income to average net assets (excluding waivers)	2.90%	2.60%	2.18%	2.15%	2.41%	2.73%	2.43%	2.06%	1.93%	2.21%
Portfolio turnover rate	77%	148%	164%	240%	209%	77%	148%	164%	240%	209%

[1]	Commencement of operations of share class effective 5/18/04.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	The total return was not impacted by the reimbursement of losses made by the investment advisor, see Note D.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	147

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Bond Portfolio

	Investor B Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.98	$11.14	$11.42	$11.07	$10.54

Net investment income	0.22 [2]	0.20 [2]	0.17 [2]	0.15 [2]	0.16 [2]
Net realized and unrealized gain (loss) on investments	0.57	(0.19)	0.02	0.51	0.81

Net increase from investment operations	0.79	0.01	0.19	0.66	0.97

Dividends and distributions from:
Net investment income	(0.19)	(0.17)	(0.46)	(0.31)	(0.20)
Tax return of capital	—	—	—	—	(0.17)
Net realized gains	—	—	(0.01)	—	(0.07)

Total dividends and distributions	(0.19)	(0.17)	(0.47)	(0.31)	(0.44)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	—

Net asset value, end of year	$11.58	$10.98	$11.14	$11.42	$11.07

Total Investment Return
Total return	7.30%[4,5]	0.10%[5,6]	1.45%[5,6]	6.04%[5,6]	9.45%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$12,539	$15,475	$19,705	$16,780	$13,087
Ratio of net expenses to average net assets	2.01%	2.02%	1.93%	2.06%	2.16%
Ratio of net expenses to average net assets (excluding interest expense)	2.01%	2.02%	1.93%	2.06%	2.16%
Ratio of total expenses to average net assets (excluding waivers)	2.01%	2.03%	1.95%	2.09%	2.16%
Ratio of net investment income to average net assets	1.96%	1.79%	1.43%	1.32%	1.51%
Ratio of net investment income to average net assets (excluding waivers)	1.96%	1.78%	1.41%	1.29%	1.51%
Portfolio turnover rate	77%	148%	164%	240%	209%

See accompanying notes to financial statements.

148	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	International Bond Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$11.01	$11.17	$11.45	$11.10	$10.56

Net investment income	0.24 [2]	0.21 [2]	0.17 [2]	0.15 [2]	0.15 [2]
Net realized and unrealized gain (loss) on investments	0.57	(0.19)	0.02	0.51	0.83

Net increase from investment operations	0.81	0.02	0.19	0.66	0.98

Dividends and distributions from:
Net investment income	(0.21)	(0.18)	(0.46)	(0.31)	(0.20)
Tax return of capital	—	—	—	—	(0.17)
Net realized gains	—	—	(0.01)	—	(0.07)

Total dividends and distributions	(0.21)	(0.18)	(0.47)	(0.31)	(0.44)

Redemption fees added to paid-in capital	— [3]	— [3]	— [3]	— [3]	—

Net asset value, end of year	$11.61	$11.01	$11.17	$11.45	$11.10

Total Investment Return
Total return	7.41%[4,5]	0.17%[5,6]	1.45%[5,6]	6.03%[5,6]	9.53%[5]

Ratios/Supplemental Data
Net assets, end of year (000)	$39,777	$50,795	$65,555	$36,947	$17,777
Ratio of net expenses to average net assets	1.89%	1.94%	1.93%	2.04%	2.15%
Ratio of net expenses to average net assets (excluding interest expense)	1.89%	1.94%	1.93%	2.04%	2.15%
Ratio of total expenses to average net assets (excluding waivers)	1.89%	1.95%	1.94%	2.07%	2.15%
Ratio of net investment income to average net assets	2.12%	1.88%	1.42%	1.32%	1.44%
Ratio of net investment income to average net assets (excluding waivers)	2.12%	1.87%	1.41%	1.29%	1.44%
Portfolio turnover rate	77%	148%	164%	240%	209%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Redemption fees added to paid-in capital are less than $0.005 per share.
[4]	The total return was not impacted by the reimbursement of losses made by the investment advisor, see Note D.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	149

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	High Yield Bond Portfolio

	BlackRock Class					Institutional Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$7.92	$8.09	$8.14	$7.74	$6.75	$7.92	$8.09	$8.14	$7.74	$6.75

Net investment income	0.63 [2]	0.58 [2]	0.64 [2]	0.62 [2]	0.71	0.62 [2]	0.58 [2]	0.63 [2]	0.61 [2]	0.73
Net realized and unrealized gain (loss) on investments	0.04	— [3]	0.05	0.37	1.03	0.05	(0.01)	0.04	0.37	1.00

Net increase from investment operations	0.67	0.58	0.69	0.99	1.74	0.67	0.57	0.67	0.98	1.73

Dividends and distributions from:
Net investment income	(0.61)	(0.61)	(0.60)	(0.59)	(0.75)	(0.61)	(0.60)	(0.58)	(0.58)	(0.74)
Net realized gains	—	(0.14)	(0.14)	—	—	—	(0.14)	(0.14)	—	—

Total dividends and distributions	(0.61)	(0.75)	(0.74)	(0.59)	(0.75)	(0.61)	(0.74)	(0.72)	(0.58)	(0.74)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	—	— [4]	— [4]	— [4]	— [4]	—

Net asset value, end of year	$7.98	$7.92	$8.09	$8.14	$7.74	$7.98	$7.92	$8.09	$8.14	$7.74

Total Investment Return
Total return	8.66%[5]	7.67%[5]	8.69%[5]	13.20%[5]	27.17%	8.59%[5]	7.57%[5]	8.53%[5]	13.03%[5]	26.98%

Ratios/Supplemental Data
Net assets, end of year (000)	$317,610	$219,996	$169,532	$126,976	$57,207	$372,129	$174,190	$165,805	$162,166	$170,902
Ratio of net expenses to average net assets	0.60%	0.55%	0.55%	0.55%	0.61%	0.66%	0.64%	0.70%	0.70%	0.76%
Ratio of net expenses to average net assets (excluding interest expense)	0.55%	0.55%	0.55%	0.55%	0.55%	0.61%	0.63%	0.70%	0.70%	0.70%
Ratio of total expenses to average net assets (excluding waivers)	0.72%	0.71%	0.77%	0.73%	0.77%	0.73%	0.76%	0.89%	0.85%	0.90%
Ratio of net investment income to average net assets	7.75%	7.41%	7.91%	7.71%	9.83%	7.68%	7.35%	7.75%	7.63%	9.63%
Ratio of net investment income to average net assets (excluding waivers)	7.63%	7.25%	7.69%	7.53%	9.67%	7.61%	7.23%	7.56%	7.48%	9.49%
Portfolio turnover rate	69%	105%	129%	172%	212%	69%	105%	129%	172%	212%

See accompanying notes to financial statements.

150	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	High Yield Bond Portfolio

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$7.93	$8.09	$8.14	$7.74	$6.75	$7.92	$8.09	$8.14	$7.73	$6.75

Net investment income	0.60 [2]	0.56 [2]	0.61 [2]	0.59 [2]	0.73	0.59 [2]	0.55 [2]	0.60 [2]	0.58 [2]	0.73
Net realized and unrealized gain on investments	0.04	— [3]	0.04	0.37	0.98	0.05	— [3]	0.05	0.38	0.96

Net increase from investment operations	0.64	0.56	0.65	0.96	1.71	0.64	0.55	0.65	0.96	1.69

Dividends and distributions from:
Net investment income	(0.59)	(0.58)	(0.56)	(0.56)	(0.72)	(0.58)	(0.58)	(0.56)	(0.55)	(0.71)
Net realized gains	—	(0.14)	(0.14)	—	—	—	(0.14)	(0.14)	—	—

Total dividends and distributions	(0.59)	(0.72)	(0.70)	(0.56)	(0.72)	(0.58)	(0.72)	(0.70)	(0.55)	(0.71)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	—	— [4]	— [4]	— [4]	— [4]	—

Net asset value, end of year	$7.98	$7.93	$8.09	$8.14	$7.74	$7.98	$7.92	$8.09	$8.14	$7.73

Total Investment Return
Total return	8.14%[5]	7.43%[5]	8.24%[5]	12.71%[5]	26.61%	8.22%[5,6]	7.22%[5,6]	8.24%[5,6]	12.70%[5,6]	26.25%[6]

Ratios/Supplemental Data
Net assets, end of year (000)	$184,474	$231,543	$158,083	$112,004	$85,247	$586,748	$423,297	$262,920	$72,806	$82,391
Ratio of net expenses to average net assets	0.96%	0.88%	0.96%	0.99%	1.06%	1.01%	0.96%	0.96%	1.10%	1.22%
Ratio of net expenses to average net assets (excluding interest expense)	0.91%	0.88%	0.96%	0.99%	1.00%	0.96%	0.96%	0.96%	1.09%	1.17%
Ratio of total expenses to average net assets (excluding waivers)	1.04%	1.00%	1.14%	1.14%	1.20%	1.24%	1.24%	1.25%	1.34%	1.36%
Ratio of net investment income to average net assets	7.36%	7.09%	7.51%	7.30%	9.31%	7.32%	6.98%	7.41%	7.29%	8.81%
Ratio of net investment income to average net assets (excluding waivers)	7.28%	6.97%	7.33%	7.16%	9.17%	7.09%	6.70%	7.12%	7.05%	8.68%
Portfolio turnover rate	69%	105%	129%	172%	212%	69%	105%	129%	172%	212%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.
[3]	Less than $0.005 per share.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	151

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	High Yield Bond Portfolio

	Investor B Class					Investor B1 Class
	For the Year Ended September 30,					For the Period Ended
	2007	2006	2005	2004	2003[2]	9/30/07[1]
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$8.09	$8.14	$7.73	$6.75	$7.92

Net investment income	0.54 [3]	0.50 [3]	0.55 [3]	0.52 [3]	0.65	0.56
Net realized and unrealized gain (loss) on investments	0.04	(0.01)	0.04	0.38	0.98	0.04

Net increase from investment operations	0.58	0.49	0.59	0.90	1.63	0.60

Dividends and distributions from:
Net investment income	(0.52)	(0.52)	(0.50)	(0.49)	(0.65)	(0.54)
Net realized gains	—	(0.14)	(0.14)	—	—	—

Total dividends and distributions	(0.52)	(0.66)	(0.64)	(0.49)	(0.65)	(0.54)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	—	— [4]

Net asset value, end of period	$7.98	$7.92	$8.09	$8.14	$7.73	$7.98

Total Investment Return
Total return	7.44%[5,6]	6.43%[5,6]	7.44%[5,6]	11.87%[5,6]	25.34%[5]	7.68%[5,6,7]

Ratios/Supplemental Data
Net assets, end of period (000)	$66,014	$87,651	$110,420	$92,243	$107,078	$82,924
Ratio of net expenses to average net assets	1.74%	1.71%	1.71%	1.85%	1.98%	1.48%[8]
Ratio of net expenses to average net assets (excluding interest expense)	1.69%	1.71%	1.71%	1.84%	1.92%	1.43%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.84%	1.89%	1.89%	1.99%	2.12%	1.57%[8]
Ratio of net investment income to average net assets	6.61%	6.31%	6.74%	6.49%	8.39%	6.90%[8]
Ratio of net investment income to average net assets (excluding waivers)	6.51%	6.13%	6.56%	6.35%	8.25%	6.81%[8]
Portfolio turnover rate	69%	105%	129%	172%	212%	69%

See accompanying notes to financial statements.

152	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (concluded) For a Share Outstanding Throughout Each Period	High Yield Bond Portfolio

	Investor C Class					Investor C1 Class	R Class
	For the Year Ended September 30,					For the Period Ended	For the Period Ended
	2007	2006	2005	2004	2003[2]	9/30/07[1]	9/30/07[1]
Per Share Operating Performance
Net asset value, beginning of period	$7.93	$8.10	$8.15	$7.74	$6.75	$7.93	$7.92

Net investment income	0.53 [3]	0.50 [3]	0.55 [3]	0.52 [3]	0.67	0.55 [3]	0.58 [3]
Net realized and unrealized gain (loss) on investments	0.04	(0.01)	0.04	0.38	0.97	0.05	0.04

Net increase from investment operations	0.57	0.49	0.59	0.90	1.64	0.60	0.62

Dividends and distributions from:
Net investment income	(0.52)	(0.52)	(0.50)	(0.49)	(0.65)	(0.54)	(0.56)
Net realized gains	—	(0.14)	(0.14)	—	—	—	—

Total dividends and distributions	(0.52)	(0.66)	(0.64)	(0.49)	(0.65)	(0.54)	(0.56)

Redemption fees added to paid-in capital	— [4]	— [4]	— [4]	— [4]	—	— [4]	— [4]

Net asset value, end of period	$7.98	$7.93	$8.10	$8.15	$7.74	$7.99	$7.98

Total Investment Return
Total return	7.29%[5,6]	6.42%[5,6]	7.44%[5,6]	11.86%[5,6]	25.48%[5]	7.60%[5,6,7]	7.95%[6,7]

Ratios/Supplemental Data
Net assets, end of period (000)	$70,573	$51,917	$49,939	$61,983	$73,246	$42,885	$7,189
Ratio of net expenses to average net assets	1.73%	1.71%	1.72%	1.85%	1.97%	1.54%[8]	1.22%[8]
Ratio of net expenses to average net assets (excluding interest expense)	1.68%	1.71%	1.72%	1.85%	1.92%	1.49%[8]	1.17%[8]
Ratio of total expenses to average net assets (excluding waivers)	1.81%	1.86%	1.89%	1.99%	2.11%	1.65%[8]	1.55%[8]
Ratio of net investment income to average net assets	6.59%	6.28%	6.77%	6.50%	8.14%	6.82%[8]	7.16%[8]
Ratio of net investment income to average net assets (excluding waivers)	6.51%	6.13%	6.60%	6.35%	8.00%	6.71%[8]	6.83%[8]
Portfolio turnover rate	69%	105%	129%	172%	212%	69%	69%

[1]	Commencement of operations of share class effective 10/02/06.
[2]	Audited by other auditors.
[3]	Calculated using the average shares outstanding method.
[4]	Redemption fees added to paid-in capital are less than $0.005 per share.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[7]	Not annualized.
[8]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	153

Notes to Financial Statements

(A) Organization

BlackRock Funds II (the “Fund”) was organized on April 26, 2007, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain portfolios of BlackRock Funds SM were merged into the Fund. As of September 30, 2007, the Fund had 30 registered portfolios, 11 of which are included in these financial statements (the “Portfolios”). Each Portfolio of the Fund is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to such class, mostly due to differences in distribution and service fees.

(B) Fund Reorganization

The Board of Trustees (the “Board”) and shareholders of the below BlackRock Funds approved a reorganization with similarly-managed BlackRock Portfolios (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place on October 16, 2006.

Target Fund	Acquiring Portfolio
BlackRock Short-Term U.S. Government Fund	BlackRock Low Duration Bond Portfolio
BlackRock U.S. Government Fund	BlackRock Government Income Portfolio
BlackRock Inflation Protected Fund	BlackRock Inflation Protected Bond Portfolio
BlackRock U.S. High Yield Fund	BlackRock High Yield Bond Portfolio

Under the agreements and plans of reorganizations with respect to the Reorganization, for the Short-Term U.S. Government Fund, U.S. Government Fund and U.S. High Yield Fund Class A Shares, Class A1 Shares, Class B Shares, Class B1 Shares, Class C Shares, Class C1 Shares, Class I Shares and Class R Shares were exchanged for BlackRock Portfolio Investor A Shares, Investor A1 Shares, Investor B1 Shares, Investor B2 Shares, Investor C1 Shares, Investor C2 Shares, Institutional Shares and R Shares, respectively. For the Inflation Protected Fund Class A Shares, Class B Shares, Class C Shares and Class I Shares were exchanged for BlackRock Portfolio Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares, respectively. The conversion ratios for each Share Class mentioned above were as follows:

BlackRock Funds	Short-Term U.S. Government	U.S. Government	Inflation Protected	U.S. High Yield
Class A	0.96952149	0.93142589	0.97119215	0.80005033
Class A1	0.92058495	—	—	—
Class B	0.97102775	0.93160068	0.96960424	—
Class B1	0.92121582	—	—	0.80025173
Class C	0.97072278	0.93317041	0.96517766	—
Class C1	0.92202907	—	—	0.79912005
Class I	0.92521085	0.93257583	0.96620319	0.80118284
Class R	—	0.93081112	—	0.80075519

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolios	Net Assets Combined After Reorganization as of October 13, 2006	Net Assets Prior to Reorganization as of October 13, 2006	BlackRock Portfolio’s Shares Issued	BlackRock Fund’s Shares Redeemed
Low Duration Bond	$1,280,734,178	$1,143,390,693	13,929,657	14,972,357
Government Income	1,831,920,855	389,278,969	135,126,950	144,995,138
Inflation Protected Bond	109,690,593	43,604,179	6,708,545	6,937,965
High Yield Bond	1,414,523,411	1,197,794,400	27,199,953	34,000,506

Included in the net assets from the BlackRock Funds were the following components:

BlackRock Funds	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Loss	Net Unrealized Depreciation	Net Assets
Short-Term U.S. Government	$158,342,730	$—	$(19,579,722)	$(1,419,523)	$137,343,485
U.S. Government	1,482,683,747	—	(29,016,283)	(11,025,578)	1,442,641,886
Inflation Protected	70,851,023	—	(3,194,798)	(1,569,811)	66,086,414
U.S. High Yield	468,859,547	(712,159)	(246,393,735)	(5,024,642)	216,729,011

Due to a processing error in December 2006, an affiliate of Government Income Portfolio added corrective shares of 64,275 with a value of $693,439 to the accounts of acquiring portfolio shareholders across all nine classes, which is included in the capital share transactions on the Statements of Changes in Net Assets.

(C) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income

154	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

investments are valued utilizing one or more pricing services approved by the Board. Futures are valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such futures are traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time) and previously were valued at the last sales price prior to 4:00 p.m. (Eastern Time). The amortized cost method of valuation will be used with respect to debt securities with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. Investments in open-end investment companies are valued at net asset value per share. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolios’ valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a Committee thereof.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I)	Market value of investment securities, assets and liabilities at the current rate of exchange.

(II)	Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

(III)	The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolios’ investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

ANNUAL REPORT	SEPTEMBER 30, 2007	155

Notes to Financial Statements (continued)

The aggregate principal amounts of the contracts are not recorded, as the Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2007, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain/(Loss)
Enhanced Income
10/15/07	71,020,000	Japanese Yen	$616,436	$619,615	$(3,179)
10/17/07	98,995,000	Japanese Yen	820,344	863,902	(43,558)
10/25/07	1,798,616	Norwegian Krone	309,700	333,548	(23,848)
10/25/07	225,000	Euro	310,174	321,068	(10,894)

			$2,056,654	$2,138,133	$(81,479)
Low Duration Bond
10/15/07	3,344,915,000	Japanese Yen	$28,559,624	$29,182,776	$(623,152)
10/17/07	1,454,409,000	Japanese Yen	12,052,281	12,692,218	(639,937)
10/17/07	3,317,000	Euro	4,582,977	4,732,248	(149,271)
10/17/07	5,701,251	New Zealand Dollar	4,438,310	4,312,758	125,552
10/25/07	57,555,229	Norwegian Krone	9,910,394	10,673,456	(763,062)
10/25/07	7,200,000	Euro	9,925,558	10,274,181	(348,623)

			$69,469,144	$71,867,637	$(2,398,493)
Total Return II
10/15/07	3,966,995,000	Japanese Yen	$35,429,586	$34,610,125	$819,461
10/17/07	9,461,500	Euro	13,072,606	13,498,391	(425,785)
10/17/07	8,316,602	New Zealand Dollar	6,474,308	6,291,161	183,147

			$54,976,500	$54,399,677	$576,823
Inflation Protected Bond
10/17/07	1,848,708	Euro	$2,561,402	$2,637,487	$(76,085)
Managed Income
10/15/07	914,860,000	Japanese Yen	$8,170,654	$7,981,714	$188,940
10/17/07	2,071,000	Euro	2,861,424	2,954,623	(93,199)

			$11,032,078	$10,936,337	$95,741
International Bond
10/01/07	2,994,900	Swedish Krona Spot	$459,446	$464,751	$(5,305)
10/15/07	38,923,104	Japanese Yen	324,684	339,585	(14,901)
10/17/07	4,177,029	Australian Dollar	3,557,173	3,703,337	(146,164)
10/17/07	13,673,562	Canadian Dollar	13,021,183	13,750,041	(728,858)
10/17/07	79,710,268	Danish Krone	14,782,068	15,254,243	(472,175)
10/17/07	3,110,000	Norwegian Krone	545,164	576,776	(31,612)
10/17/07	2,166,580,000	Japanese Yen	18,513,228	18,907,134	(393,906)
10/17/07	296,288,258	Swedish Krona	44,792,638	46,007,543	(1,214,905)
10/17/07	24,559,000	Euro	33,742,618	35,037,465	(1,294,847)
10/17/07	930,000	Swiss Francs	796,887	800,009	(3,122)
10/17/07	246,812,700	Iceland Krona	4,018,834	3,985,801	33,033
10/17/07	114,452,091	Mexican Peso	10,424,872	10,450,067	(25,195)
10/17/07	17,106,542	New Zealand Dollar	13,317,101	12,940,384	376,717
10/17/07	4,463,500	British Pound	8,847,850	9,128,510	(280,660)
10/17/07	19,035,000	South Africa Rand	2,702,545	2,755,369	(52,824)
10/17/07	121,049,000	Czech Koruna	5,953,588	6,272,533	(318,945)
10/23/07	5,970,000	Euro	8,164,192	8,518,554	(354,362)
10/23/07	112,144,462	Czech Koruna	5,487,062	5,813,065	(326,003)
10/24/07	732,340,350	Japanese Yen	6,425,977	6,396,571	29,406

156	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain/(Loss)
10/24/07	8,825,000	Euro	$12,068,971	$12,592,670	$(523,699)
10/25/07	31,346,554	Norwegian Krone	5,395,659	5,813,131	(417,472)
10/25/07	5,090,000	Euro	7,016,818	7,263,275	(246,457)
10/26/07	5,597,773	Canadian Dollar	5,298,943	5,629,653	(330,710)
10/26/07	9,510,000	Euro	13,068,777	13,570,843	(502,066)
10/26/07	3,003,077	Swiss Francs	2,493,614	2,585,179	(91,565)
10/29/07	3,873,304	Australian Dollar	3,185,289	3,432,227	(246,938)
10/29/07	1,585,000	British Pound	3,140,355	3,240,700	(100,345)

			$247,545,536	$255,229,416	$(7,683,880)
High Yield Bond
10/17/07	8,365,040	Euro	$11,554,653	$11,934,110	$(379,457)
10/17/07	2,379,000	British Pound	4,823,677	4,865,402	(41,725)

			$16,378,330	$16,799,512	$(421,182)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain/(Loss)
Enhanced Income
10/15/07	169,579,231	Japanese Yen	$1,437,809	$1,479,497	$41,688
10/25/07	1,779,418	Norwegian Krone	310,174	329,988	19,814
10/25/07	225,000	Euro	309,700	321,068	11,368

			$2,057,683	$2,130,553	$72,870
Low Duration Bond
10/15/07	4,832,676,528	Japanese Yen	$40,999,638	$42,162,781	$1,163,143
10/25/07	56,941,380	Norwegian Krone	9,925,558	10,559,619	634,061
10/25/07	7,200,000	Euro	9,910,394	10,274,181	363,787

			$60,835,590	$62,996,581	$2,160,991
Total Return II
10/15/07	11,215,972,195	Japanese Yen	$94,613,359	$97,853,969	$3,240,610
Inflation Protected Bond
10/17/07	18,297,000	Japanese Yen	$151,162	$159,673	$8,511
10/17/07	1,715,943	Euro	2,345,642	2,448,075	102,433
10/17/07	1,669	British Pound	3,384	3,413	29

			$2,500,188	$2,611,161	$110,973
Managed Income
10/15/07	2613520879	Japanese Yen	$22,043,702	$22,801,714	$758,012
International Bond
10/15/07	2,526,772,000	Japanese Yen	$20,986,563	$22,044,872	$1,058,309
10/17/07	230,000	Australian Dollar	182,499	203,917	21,418
10/17/07	16,759,600	Canadian Dollar	15,891,743	16,853,340	961,597
10/17/07	5,778,456	Norwegian Krone	997,342	1,071,664	74,322
10/17/07	15,160,873,413	Japanese Yen	125,437,742	132,304,677	6,866,935
10/17/07	19,014,900	Swedish Krona	2,879,457	2,952,627	73,170
10/17/07	2,989,800	Singapore Dollar	1,989,371	2,015,534	26,163
10/17/07	80,639,490	Euro	111,313,657	115,045,537	3,731,880

ANNUAL REPORT	SEPTEMBER 30, 2007	157

Notes to Financial Statements (continued)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value at September 30, 2007	Unrealized Foreign Exchange Gain/(Loss)
10/17/07	2,133,153	Swiss Francs	$1,784,641	$1,834,991	$50,350
10/17/07	213,558,000	Iceland Krona	3,481,347	3,448,768	(32,579)
10/17/07	81,320,600	Mexican Peso	7,327,443	7,424,991	97,548
10/17/07	7,112,700	New Zealand Dollar	5,073,123	5,380,460	307,337
10/17/07	7,464,945	British Pound	14,989,681	15,266,905	277,224
10/17/07	18,580,000	South Africa Rand	2,700,464	2,689,506	(10,958)
10/17/07	14,710,002	Poland Zloty	5,406,001	5,567,433	161,432
10/23/07	18,321,512	Swedish Krona	2,640,015	2,845,532	205,517
10/23/07	4,010,000	Euro	5,487,062	5,721,843	234,781
10/23/07	113,441,898	Czech Koruna	5,524,177	5,880,318	356,141
10/24/07	1,430,883,157	Japanese Yen	12,068,971	12,497,940	428,969
10/24/07	4,795,000	Euro	6,425,977	6,842,136	416,159
10/24/07	9,288,000	Malaysian Dollar	2,715,789	2,728,771	12,982
10/25/07	40,254,392	Norwegian Krone	7,016,818	7,465,064	448,246
10/25/07	3,920,000	Euro	5,395,659	5,593,721	198,062
10/26/07	5,695,000	Euro	7,792,557	8,126,808	334,251
10/26/07	15,493,961	Swiss Francs	13,068,777	13,337,872	269,095
10/29/07	3,993,804	Australian Dollar	3,140,355	3,539,005	398,650
10/29/07	1,585,000	British Pound	3,185,289	3,240,700	55,411

			$394,902,520	$411,924,932	$17,022,412

Credit Default Swaps — Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. Risks arise from the possible inability of the counterparties to meet the terms of their contracts.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Portfolio would effectively add leverage to its Portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

The terms of the open credit default swap agreements at September 30, 2007 were to receive the quarterly notional amount multiplied by the fixed rate and pay the counterparty, upon default event of the issuer, the par value of the notional amount of the issuer.

Details of the open credit default swaps at September 30, 2007 were as follows:

Portfolio	Counter-party	Termination Date	Fixed Rate	Notional amount (Local Currency)	Underlying Bond	Unrealized Appreciation (Depreciation)
Low Duration Bond	Lehman Brothers[1]	12/15/40	1.05%	$9,000,000	CS First Boston Morgan Securities Corp., 5.23%, 12/15/40	$(844,700)
	Bank of America[1]	09/10/47	1.15%	10,000,000	Bank of America Commercial Mortgage, Inc., on floating rate 09/10/47	(595,809)

Intermediate Bond II	Deutsche Bank[1]	09/20/12	0.95%	$915,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	$5,758
	Deutsche Bank[1]	09/20/12	1.23%	1,315,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	19,672

158	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Portfolio	Counter-party	Termination Date	Fixed Rate	Notional amount (Local Currency)	Underlying Bond	Unrealized Appreciation (Depreciation)
Total Return Portfolio II	Deutsche Bank[1]	09/20/12	0.95%	$3,070,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	$19,319
Managed Income	Deutsche Bank[1]	09/20/12	0.95%	$710,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	$4,643
	Deutsche Bank[1]	09/20/12	1.23%	1,015,000	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12	15,009
International Bond	Citibank[2]	06/20/12	0.30%	3,200,000 EUR	ITRAXX EUR.7.V1	$17,330
	Bank of America[1]	09/20/12	0.88%	3,300,000 EUR	Pinault-Printemps-Redoute SA, 5.25%, 03/29/11	36,562
	Bank of America[2]	09/20/12	0.36%	3,300,000 EUR	LVMH Moet Hennessy Louis Vuitton SA, 5.00%, 04/29/10	(23,024)
	Barclays Bank[2]	09/20/12	0.50%	2,900,000 EUR	Altria Group, Inc., 7.00%,11/04/13	(39,096)
	Barclays Bank[1]	09/20/12	0.71%	2,900,000 EUR	Imperial Tobacco Group PLC, 6.25%, 12/04/18	13,916
	Citibank[2]	09/20/12	0.26%	2,600,000 EUR	Stmicro Electronics NV bond issue	(5,078)
	Citibank[1]	09/20/12	0.54%	2,700,000 EUR	Veolia Entertainment, 5.88%, 02/01/12	27,395
	Citibank[2]	09/20/12	0.34%	2,700,000 EUR	Koninklijke Philips Electronics NV, 6.13%, 05/16/11.	(20,056)
High Yield Bond	JP Morgan Chase[1]	01/11/08	1.40%	$5,000,000	Novelis, Inc., on floating rate 02/15/15	$1,438
	Citibank[1]	12/20/09	3.75%	6,000,000	The Goodyear Tire & Rubber Co., 7.86%, 08/15/11	331,440
	JP Morgan Chase[1]	03/20/10	3.80%	6,000,000	Ford Motor Co., 7.45%, 07/16/31	(137,880)
	Bank of America[1]	03/20/10	3.80%	5,000,000	Ford Motor Co., 7.45%, 07/16/31	(114,867)
	Citibank[1]	03/20/10	4.74%	6,000,000	Levi Strauss & Co., 12.25%, 12/15/12	399,180
	Bank of America[1]	12/20/10	5.10%	7,500,000	Ford Motor Co., 7.45%, 07/16/31	(12,503)
	UBS[2]	03/20/11	1.50%	1,000,000	Universal Corp., 5.20%, 10/15/13	(34,134)
	Deutsche Bank[1]	12/20/11	5.35%	10,000,000	Ford Motor Co., 7.45%, 07/16/31	(100,964)
	Citibank[2]	12/20/11	2.25%	4,000,000	Affiliated Computer Services, Inc., 5.20%, 06/01/15	(45,600)
	JP Morgan Chase[1]	03/20/12	4.65%	3,000,000	Ford Motor Co., 7.45%, 07/16/31	(13,200)
	JP Morgan Chase[2]	06/20/12	2.75%	75,000,000	DJ CDX:NA.HY.8	(2,858,299)
	Bank of America[2]	06/20/12	2.75%	25,000,000	DJ CDX:NA.HY.8	(753,229)
	Goldman Sachs[1]	09/20/12	4.65%	2,500,000	Amkor Technology, Inc., 7.75%, 05/15/13	40,353
	Bank of America[2]	09/20/12	5.25%	2,000,000	First Data Corp., 4.70%, 08/01/13	(11,651)
	JP Morgan Chase[2]	09/20/12	3.60%	3,500,000	TX Competitive Electric Holdings Co. LLC, 7.00%, 03/15/13	(11,613)
	JP Morgan Chase[2]	12/20/12	4.80%	2,750,000	TXU Corp., 5.55%, 11/15/14	(13,817)
	JP Morgan Chase[2]	12/20/12	3.82%	2,750,000	TX Competitive Electric Holdings Co. LLC, 7.00%, 03/15/13	(21,455)
	Citibank[1]	06/20/16	2.05%	3,000,000	Lyondell Chemical Co., 10.50%, 06/01/13	(496,770)

[1]	Portfolio pays the counterparty the notional amount in the event that the underlying bond defaults and receives the fixed rate.
[2]	Portfolio pays fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

Total Return Swaps — Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

ANNUAL REPORT	SEPTEMBER 30, 2007	159

Notes to Financial Statements (continued)

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty.

Details of open total return swaps at September 30, 2007 were as follows:

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)	Unrealized Appreciation (Depreciation)
Low Duration Bond	Lehman Brothers	10/01/07	7.58%[1]	0.87%	$30,000,000	$215,553
	Wachovia Bank N.A.	10/01/07	7.58%[1]	0.87%	30,000,000	215,553
	Lehman Brothers	10/31/07	7.98%[1]	0.68%	7,850,000	57,711
Intermediate Government Bond	Lehman Brothers	10/31/07	7.98%[1]	0.68%	$10,175,000	$74,804
Intermediate Bond II	Wachovia Bank N.A.	10/01/07	7.58%[1]	0.87%	$22,000,000	$158,072
	Lehman Brothers	10/31/07	7.98%[1]	0.68%	6,585,000	48,411
Total Return II	Wachovia Bank N.A.	10/01/07	7.58%[1]	0.87%	$75,000,000	$538,883
	Lehman Brothers	10/31/07	7.98%[1]	0.68%	21,980,000	161,590
Government Income	Wachovia Bank N.A.	10/01/07	7.58%[1]	0.87%	$45,000,000	$323,330
	Lehman Brothers	01/31/08	8.28%[1]	0.67%	21,930,000	166,705
	UBS	02/01/08	5.60%[1]	2.31%	234,000,000	807,066
	Lehman Brothers	02/01/08	7.48%[1]	0.67%	21,930,000	(156,760)
GNMA	Lehman Brothers	10/31/07	7.98%[1]	0.68%	$1,260,000	$9,263
	Lehman Brothers	01/31/08	8.28%[1]	1.33%	2,135,000	16,230
Managed Income	Wachovia Bank N.A.	10/01/07	7.58%[1]	0.87%	$18,000,000	$129,332
	Lehman Brothers	10/31/07	7.98%[1]	0.68%	5,060,000	37,200
International Bond	Lehman Brothers	10/31/07	7.98%[1]	0.68%	$4,175,000	$30,693

[1]	Rate shown is based on the Lehman Brothers Commercial Mortgage Backed-Securities AAA 8.5 year index as of September 30, 2007.

Interest Rate Swaps — In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty.

Details of open interest rate swaps at September 30, 2007 were as follows:

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Enhanced Income	Deutsche Bank	10/30/07	5.36%[1]	4.90%	$1,900,000		$(20,396)
	Bank of America	07/20/09	5.38%	5.36%[1]	3,430,000		41,606
	Barclays Bank	08/10/09	5.36%	5.36%[1]	2,100,000		25,458
	Goldman Sachs	10/06/10	4.97%	5.36%[1]	4,000,000		73,125
	Deutsche Bank	10/25/10	4.74%	5.36%[1]	1,300,000		15,576
	Goldman Sachs	02/07/11	5.36%[1]	5.05%	2,300,000		(20,562)
	Barclays Bank	08/27/09	4.42%	4.00%[2]	15,915,000	SEK	(7,610)

Low Duration Bond	Deutsche Bank	10/30/07	5.36%[1]	4.90%	$51,400,000		$(551,753)
	Bank of America	06/29/09	5.33%	5.36%[1]	49,785,000		1,227,698
	Bank of America	07/20/09	5.38%	5.36%[1]	98,040,000		1,189,225
	Barclays Bank	08/10/09	5.36%	5.36%[1]	51,000,000		617,620
	Goldman Sachs	10/06/10	4.97%	5.36%[1]	35,000,000		639,842
	Barclays Bank	02/06/16	5.36%	5.08%[1]	28,200,000		90,931
	Citibank	10/01/17	5.23%[1]	5.19%	12,000,000		8,160
	Barclays Bank	08/27/09	4.42%	4.00%[2]	452,660,000	SEK	(216,513)

160	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Intermediate Government Bond	Citibank	08/23/09	4.78%[1]	5.49%	$22,300,000		$23,861
	Goldman Sachs	11/21/11	5.02%	5.36%[1]	2,000,000		39,961
	Goldman Sachs	07/16/12	5.36%[1]	5.59%	58,800,000		(1,848,337)
	UBS	09/19/12	4.87%	5.60%[1]	57,000,000		(47,880)
	UBS	09/21/12	5.18%[1]	4.81%	47,000,000		133,010
	JP Morgan Chase	05/26/15	5.51%[1]	4.50%	4,900,000		133,532
	Morgan Stanley	07/01/15	5.20%[1]	4.39%	17,000,000		797,472
	Morgan Stanley	07/01/15	5.20%[1]	4.39%	21,100,000		838,443
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	7,300,000		300,113
	Goldman Sachs	04/12/17	5.25%	5.36%[1]	1,000,000		17,961
	Deutsche Bank	06/07/17	5.36%[1]	5.55%	2,200,000		(89,956)
	Deutsche Bank	06/13/17	5.70%[1]	5.74%	1,700,000		(95,730)
	Deutsche Bank	06/14/17	5.70%[1]	5.85%	1,200,000		(78,008)
	Lehman Brothers	06/29/17	5.36%[1]	5.68%	6,300,000		(327,852)
	Citibank	07/05/17	5.36%[1]	5.64%	9,000,000		(313,830)
	Barclays Bank	08/28/17	5.32%	5.51%[1]	16,000,000		136,005
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	12,035,000		56,839
	Goldman Sachs	04/30/27	5.41%	5.36%[1]	2,000,000		25,004
Intermediate Bond II	Citibank	08/23/09	4.78%	5.49%[1]	$44,600,000		$47,722
	UBS	09/27/10	4.51%	5.36%[1]	24,600,000		(123,984)
	Lehman Brothers	10/10/10	5.01%	5.36%[1]	30,000,000		608,100
	Deutsche Bank	11/07/10	5.00%	5.36%[1]	10,300,000		209,395
	Deutsche Bank	11/21/11	5.03%	5.36%[1]	10,000,000		205,296
	Goldman Sachs	11/21/11	5.02%	5.36%[1]	17,000,000		339,670
	UBS	11/29/11	4.95%	5.36%[1]	3,000,000		51,420
	Wachovia Bank N.A.	11/29/11	4.95%	5.51%[1]	6,400,000		109,696
	Goldman Sachs	07/16/12	5.36%[1]	5.59%	114,000,000		(3,583,510)
	JP Morgan Chase	05/26/15	5.51%[1]	4.50%	6,400,000		174,410
	Morgan Stanley	07/01/15	5.20%[1]	4.39%	22,000,000		1,032,022
	Morgan Stanley	08/02/15	4.73%	5.36%[1]	7,700,000		(188,380)
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	11,300,000		464,559
	UBS	03/26/17	5.20%[1]	5.07%	12,000,000		93,600
	Goldman Sachs	04/12/17	5.25%	5.36%[1]	1,800,000		32,330
	Deutsche Bank	06/07/17	5.36%[1]	5.55%	4,200,000		(171,733)
	Deutsche Bank	06/13/17	5.70%[1]	5.74%	3,300,000		(185,830)
	Deutsche Bank	06/14/17	5.70%[1]	5.85%	2,300,000		(149,516)
	Lehman Brothers	06/29/17	5.36%[1]	5.68%	12,100,000		(629,684)
	Citibank	07/05/17	5.36%[1]	5.64%	17,200,000		(599,764)
	Deutsche Bank	07/09/17	5.36%[1]	5.78%	32,800,000		(1,514,901)
	Barclays Bank	08/28/17	5.32%	5.51%[1]	33,000,000		280,510
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	21,010,000		99,226
	Goldman Sachs	04/30/27	5.41%	5.36%[1]	3,700,000		46,257
Total Return II	Bank of America	07/12/09	4.78%	5.36%[1]	$67,000,000		$1,130,290
	Citibank	08/23/09	5.49%	4.78%[1]	148,300,000		158,681
	Wachovia Bank N.A.	11/29/11	4.95%	5.51%[1]	45,800,000		785,012
	UBS	01/08/12	5.35%[1]	5.00%	80,000,000		(501,600)
	Goldman Sachs	07/16/12	5.36%[1]	5.59%	374,400,000		(11,800,535)
	UBS	09/20/12	4.91%	5.59%[1]	150,000,000		168,000
	Goldman Sachs	04/22/14	5.36%[1]	4.89%	30,000,000		(159,669)
	Citibank	06/10/14	5.72%[1]	5.24%	29,000,000		(729,930)
	Goldman Sachs	10/01/14	5.36%[1]	4.51%	10,200,000		232,205
	JP Morgan Chase	05/26/15	5.51%[1]	4.50%	18,400,000		501,428
	UBS	12/07/15	5.94%	5.72%[1]	14,900,000		1,038,232
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	35,000,000		1,438,899
	Deutsche Bank	10/19/16	5.28%	5.36%[1]	15,000,000		334,565
	UBS	02/08/17	5.30%	5.36%[1]	75,000,000		645,000
	Goldman Sachs	04/12/17	5.25%	5.36%[1]	5,900,000		105,969
	Deutsche Bank	06/07/17	5.36%[1]	5.55%	14,300,000		(584,711)
	Deutsche Bank	06/13/17	5.70%[1]	5.74%	11,000,000		(619,432)
	Deutsche Bank	06/14/17	5.70%[1]	5.85%	7,900,000		(513,555)
	Lehman Brothers	06/29/17	5.36%[1]	5.68%	41,000,000		(2,133,640)
	Citibank	07/05/17	5.36%[1]	5.64%	57,500,000		(2,005,025)
	Deutsche Bank	07/09/17	5.36%[1]	5.78%	112,000,000		(5,172,832)
	Deutsche Bank	07/16/17	5.36%[1]	5.76%	6,300,000		(283,834)
	Barclays Bank	08/28/17	5.32%	5.51%[1]	117,000,000		994,535
	Morgan Stanley	09/28/17	5.20%[1]	5.26%	45,600,000		(216,947)
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	69,420,000		327,857
	Goldman Sachs	04/30/27	5.41%	5.36%[1]	12,000,000		150,022
	Citibank	12/23/15	6.65%	6.22%[3]	7,850,000	NZD	(244,076)

ANNUAL REPORT	SEPTEMBER 30, 2007	161

Notes to Financial Statements (continued)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Government Income	Citibank	08/20/09	4.88%	5.42%[1]	$586,100,000		$1,635,219
	Lehman Brothers	08/20/09	4.83%	5.42%[1]	426,600,000		861,732
	Deutsche Bank	08/28/09	5.51%[1]	4.95%	661,000,000		(3,008,806)
	UBS	08/16/10	5.53%[1]	4.56%	7,400,000		37,592
	Lehman Brothers	09/26/10	4.80%	5.20%[1]	500,000,000		1,480,000
	UBS	09/27/10	4.51%	5.36%[1]	1,500,000		(7,560)
	UBS	11/07/11	5.36%[1]	5.17%	214,500,000		(5,592,015)
	JP Morgan Chase	02/08/12	5.36%[1]	5.22%	225,000,000		(3,427,943)
	Citibank	08/20/12	5.02%	5.42%[1]	201,700,000		1,155,741
	Deutsche Bank	08/21/12	5.12%	5.42%[1]	373,000,000		3,922,505
	Goldman Sachs	08/23/12	5.01%	5.49%	58,000,000		326,018
	Deutsche Bank	08/28/12	5.10%	5.51%[1]	174,000,000		1,719,433
	Deutsche Bank	08/31/12	5.54%[1]	4.97%	162,000,000		(607,500)
	Lehman Brothers	09/13/12	4.75%	5.70%[1]	201,800,000		(1,267,304)
	Morgan Stanley	10/01/14	5.36%[1]	4.52%	3,400,000		71,398
	UBS	11/26/14	5.20%[1]	4.58%	50,000,000		889,500
	UBS	03/21/15	4.88%	5.24%[1]	6,000,000		(65,040)
	JP Morgan Chase	03/30/16	5.36%[1]	5.15%	19,000,000		298,680
	Citibank	05/21/17	5.36%[1]	5.29%	61,100,000		(1,248,884)
	JP Morgan Chase	07/03/17	5.36%[1]	5.68%	246,800,000		(9,427,760)
	Credit Suisse	07/13/17	5.36%[1]	5.74%	223,000,000		(9,477,500)
	Citibank	07/24/17	5.62%	5.36%[1]	198,000,000		6,492,420
	Citibank	08/20/17	5.42%[1]	5.45%	145,100,000		(2,729,331)
	Lehman Brothers	08/20/17	5.42%[1]	5.42%	104,000,000		(1,745,120)
	Barclays Bank	08/22/17	5.50%[1]	5.43%	200,000,000		(3,402,340)
	Deutsche Bank	08/28/17	5.35%	5.51%[1]	161,000,000		1,975,824
	Deutsche Bank	08/28/17	5.36%	5.51%[1]	161,000,000		2,076,755
	Goldman Sachs	08/28/17	5.37%	5.51%[1]	200,000,000		2,614,100
	Deutsche Bank	09/04/17	5.23%	5.58%[1]	201,000,000		475,988
	Lehman Brothers	09/26/17	5.20%[1]	5.29%	170,000,000		(1,213,800)
	Deutsche Bank	10/02/17	TBD [4]	5.16%[5]	213,000,000		—
Inflation Protected Bond	Citibank	08/23/09	4.78%	5.49%[1]	$4,000,000		$4,280
	Deutsche Bank	06/20/10	5.57%	5.36%[1]	6,200,000		223,886
	Goldman Sachs	11/07/10	5.03%	5.36%[1]	500,000		10,553
	Lehman Brothers	03/22/11	5.36%[1]	4.92%	3,200,000		(19,648)
	Barclays Bank	12/13/11	4.91%	5.36%[1]	10,500,000		159,455
	JP Morgan Chase	05/26/15	5.51%[1]	4.50%	300,000		8,175
	UBS	02/08/17	5.30%	5.36%[1]	1,200,000		10,320
	Deutsche Bank	02/28/17	5.16%	5.36%[1]	900,000		(597)
	UBS	03/26/17	5.20%[1]	5.07%	1,200,000		9,360
	Deutsche Bank	06/27/17	5.36%[1]	5.73%	1,800,000		(101,127)
	Lehman Brothers	06/26/17	5.36%[1]	5.68%	1,100,000		(57,244)
	Citibank	12/23/15	6.65%	6.22%[3]	450,000	NZD	(13,992)
GNMA	UBS	06/22/10	5.64%	5.36%[1]	$8,200,000		$320,128
	Barclays Bank	03/10/16	5.72%[1]	5.28%	7,500,000		(90,176)
	Goldman Sachs	09/13/16	5.69%[1]	5.34%	1,600,000		(19,637)
	Deutsche Bank	08/30/17	5.51%[1]	5.09%	3,000,000		27,780
	Citibank	09/10/17	5.08%	5.72%[1]	3,000,000		(32,130)

162	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Portfolio	Counter-party	Termination Date	Interest Receivable Rate	Interest Payable Rate	Notional amount (Local Currency)		Unrealized Appreciation (Depreciation)
Managed Income	Citibank	08/23/09	4.78%	5.49%[1]	$34,200,000		$36,594
	Wachovia Bank N.A.	11/29/11	4.95%	5.51%[1]	11,600,000		198,824
	Deutsche Bank	02/16/12	5.60%[1]	5.21%	45,000,000		(668,111)
	Goldman Sachs	07/16/12	5.36%[1]	5.59%	88,800,000		(2,791,366)
	Goldman Sachs	04/22/14	5.36%[1]	4.89%	20,000,000		(106,446)
	Citibank	06/10/14	5.72%[1]	5.24%	9,500,000		(239,115)
	UBS	03/21/15	4.88%	5.24%[1]	10,000,000		(108,400)
	JP Morgan Chase	05/26/15	5.51%[1]	4.50%	4,900,000		133,532
	Morgan Stanley	08/02/15	5.36%[1]	4.73%	12,500,000		(305,812)
	UBS	12/07/15	5.94%	5.72%[1]	5,900,000		411,112
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	9,000,000		370,003
	Deutsche Bank	10/19/16	5.28%	5.36%[1]	4,400,000		98,139
	UBS	02/08/17	5.30%	5.36%[1]	19,800,000		170,280
	Goldman Sachs	04/12/17	5.25%	5.36%[1]	1,500,000		26,941
	Deutsche Bank	06/07/17	5.36%[1]	5.55%	3,400,000		(139,022)
	Deutsche Bank	06/13/17	5.70%[1]	5.74%	2,600,000		(146,411)
	Deutsche Bank	06/14/17	5.70%[1]	5.85%	1,900,000		(123,513)
	Lehman Brothers	06/29/17	5.36%[1]	5.68%	9,600,000		(499,584)
	Citibank	07/05/17	5.36%[1]	5.64%	13,700,000		(477,719)
	Deutsche Bank	07/09/17	5.36%[1]	5.78%	25,900,000		(1,196,217)
	Barclays Bank	08/28/17	5.32%	5.51%[1]	25,000,000		212,508
	Morgan Stanley	09/28/17	5.20%[1]	5.26%	10,700,000		(50,906)
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	17,265,000		81,539
	Goldman Sachs	04/30/27	5.41%	5.36%[1]	2,750,000		34,380
	Citibank	12/23/15	6.65%	6.22%[3]	6,800,000	NZD	(211,429)
International Bond	Citibank	08/23/09	4.78%	5.49%[1]	$24,600,000		$26,322
	Barclays Bank	08/27/09	5.51%[1]	4.93%	16,425,000		(66,193)
	Morgan Stanley	07/01/10	4.17%	5.23%[1]	36,900,000		(602,090)
	Barclays Bank	09/26/10	5.14%	5.20%[1]	45,000,000		563,598
	Goldman Sachs	11/21/11	5.02%	5.36%[1]	9,500,000		189,816
	Morgan Stanley	02/17/14	4.41%[1]	5.52%	4,100,000		133,530
	Deutsche Bank	04/01/15	5.35%[1]	5.03%	11,000,000		(108,570)
	Morgan Stanley	07/01/15	5.20%[1]	4.39%	20,500,000		956,903
	JP Morgan Chase	07/14/16	5.72%	5.36%[1]	8,500,000		349,447
	Bank of America	11/10/16	4.90%	5.87%[6]	700,000		(67,230)
	UBS	02/08/17	5.30%	5.36%[1]	22,500,000		193,500
	Goldman Sachs	04/12/17	5.25%	5.36%[1]	1,200,000		21,553
	Deutsche Bank	06/07/17	5.36%[1]	5.55%	2,600,000		(106,311)
	Deutsche Bank	06/13/17	5.70%[1]	5.74%	2,000,000		(112,624)
	Barclays Bank	06/14/17	5.82%	5.36%[1]	3,930,000		243,108
	Deutsche Bank	06/14/17	5.70%[1]	5.85%	1,400,000		(91,010)
	Lehman Brothers	06/29/17	5.20%[1]	5.68%	7,100,000		(369,484)
	Barclays Bank	06/26/22	5.89%	5.36%[1]	5,000,000		350,150
	JP Morgan Chase	08/15/22	5.41%	5.36%[1]	13,670,000		64,561
	Citibank	04/11/17	2.85%	4.14%[7]	44,650,000	CZK	43,445
	Deutsche Bank	05/18/17	2.82%	4.16%[7]	76,450,000	CZK	66,611
	Barclays Bank	08/27/09	4.53%[6]	4.76%	11,955,000	EUR	(8,741)
	Citibank	02/06/11	4.39%[6]	4.70%	15,520,000	EUR	(118,381)
	JP Morgan Chase	12/15/16	3.97%	3.78%[6]	15,000,000	EUR	(712,730)
	Barclays Bank	04/24/17	5.46%	5.80%[8]	10,710,000	GPB	(107,736)
	Barclays Bank	04/24/37	5.80%[8]	4.89%	5,100,000	GPB	191,368
	Citibank	03/02/09	7.73%	7.75%[3]	14,330,000	NZD	(118,328)
	Deutsche Bank	09/21/09	8.16%	8.92%[3]	21,677,000	NZD	(60,627)
	Deutsche Bank	09/21/09	8.13%	8.96%[3]	29,625,000	NZD	(60,459)
	Deutsche Bank	08/10/10	8.32%	8.52%[3]	17,135,000	NZD	216,885
	Deutsche Bank	08/02/12	6.42%	8.51%[3]	3,100,000	NZD	(141,646)
	Deutsche Bank	09/21/12	8.96%[3]	7.68%	12,290,000	NZD	67,205
	Deutsche Bank	09/21/12	8.92%[3]	7.69%	8,855,000	NZD	44,398
	Deutsche Bank	12/13/10	4.28%[2]	3.39%	125,000,000	SEK	248,776
	Citibank	02/06/11	4.86%	3.86%[2]	143,500,000	SEK	83,491
	Goldman Sachs	02/23/11	3.98%[2]	3.31%	200,000,000	SEK	819,817

[1]	Rate shown is based on the 3 month LIBOR as of the most recent payment date.
[2]	Rate shown is based on the 3 month STIBOR as of the most recent payment date.
[3]	Rate shown is based on the 3 month BBA NZD LIBOR as of the most recent payment date.
[4]	Rate to be determined based on the 3 month LIBOR on 10/02/07.
[5]	Per the terms of the agreement, rate becomes effective 10/02/07.
[6]	Rate shown is based on the 6 month EURIBOR as of the most recent payment date.
[7]	Rate shown is based on the 6 month Czech Interbank Rates as of the month recent payment date.
[8]	Rate shown is based on the 6 month British Pound Sterling LIBOR as of the month recent payment date.

ANNUAL REPORT	SEPTEMBER 30, 2007	163

Notes to Financial Statements (continued)

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains or losses thereon is determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and disposition of securities by a Portfolio may be inhibited.

Preferred Stock — The Portfolios may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Trust Preferred Stock — These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Asset-Backed Securities — The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Collateralized Debt Obligations — The Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cashflows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

164	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Mortgage Pass-Through Securities — The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) include Ginnie Maes, which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States Government. However, Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed mortgage pass-through certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States Government and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities — The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities (“CMBS”). These multiple class securities may be issued by GNMA, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities.

Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

Bank Loans — The Portfolios may invest in bank loans which are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties (“Assignments”). The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolios’ custodian or an authorized securities depository.

Reverse Repurchase Agreements — The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers, Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time a Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

ANNUAL REPORT	SEPTEMBER 30, 2007	165

Notes to Financial Statements (continued)

Details of open reverse repurchase agreements at September 30, 2007 were as follows:

Portfolio/Counter Party	Rate	Settlement Date	Maturity Date (1)	Net Closing Amount	Par
Intermediate Government Bond
Lehman Brothers	5.10%	9/18/07	10/04/07	$2,820,754	$2,814,375
	5.55	9/12/07	10/04/07	7,428,109	7,403,000

					$10,217,375
Intermediate Bond II
Lehman Brothers	5.00	9/13/07	10/04/07	$8,811,024	$8,785,400
	4.85	9/25/07	10/09/07	8,631,735	8,615,485
	4.85	9/25/07	10/09/07	1,989,821	1,986,075
	5.98	9/26/07	10/11/07	6,130,695	6,118,000
	5.00	9/28/07	10/11/07	6,664,011	6,652,000
	4.95	9/26/07	10/11/07	3,045,268	3,039,000

					$35,195,960
Total Return II
Credit Suisse Securities LLC	5.60	8/31/07	TBD	$31,475,202	$31,329,000
	5.45	9/14/07	TBD	17,433,125	17,391,000
	5.25	9/21/07	TBD	28,438,780	28,401,503
	5.25	9/21/07	TBD	8,979,809	8,968,038
Lehman Brothers	5.55	9/13/07	10/11/07	156,054,741	155,384,000
	5.05	9/26/07	10/11/07	11,550,253	11,526,000

					$252,999,541
Government Income
Credit Suisse Securities LLC	5.50	9/17/07	10/11/07	$19,764,174	$19,691,970
	5.50	9/13/07	10/11/07	75,160,149	74,840,000

					$94,531,970
GNMA
Lehman Brothers	5.50	9/13/07	10/11/07	$7,005,842	$6,976,000
	4.95	9/24/07	10/11/07	2,107,916	2,103,000
	4.98	9/26/07	10/11/07	1,939,015	1,935,000

					$11,014,000
Managed Income
Credit Suisse Securities LLC	5.50	9/13/07	10/11/07	$26,385,390	$26,273,000
Lehman Brothers	5.50	9/12/07	10/04/07	6,371,343	6,350,000

					$32,623,000
High Yield Bond
Credit Suisse Securities LLC	4.00	4/19/07	TBD	$2,844,913	$2,794,000
Lehman Brothers	4.50	7/27/07	TBD	10,761,734	10,675,000
	0.75	8/06/07	TBD	4,556,215	4,551,000
	3.50	6/28/07	TBD	3,258,509	3,229,000
	5.00	3/07/07	TBD	2,708,699	2,633,000
	3.50	4/13/07	TBD	8,835,659	8,692,000
	2.00	4/13/07	TBD	1,491,959	1,478,000
	4.00	5/10/07	TBD	10,806,010	10,637,000

					$44,689,000

(1)	TBD - To be determined

166	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Details of underlying collateral pledged for open reverse repurchase agreements at September 30, 2007 were as follows:

Portfolio/Counter Party	Description	Rate	Maturity Date	Par	Market Value
Intermediate Government Bond
Lehman Brothers	Federal Home Loan Bank, Unsecured Bonds	3.25%	7/30/08	$2,850,000	$2,832,064
	Federal National Mortgage Assoc.	5.00	4/01/37	7,919,667	7,586,232

					$10,418,296

Intermediate Bond II
Lehman Brothers	Federal National Mortgage Assoc., Unsecured Notes	3.55	11/16/07	$8,720,000	$8,819,529
	Federal National Mortgage Assoc., Unsecured Notes	3.25	5/16/08	8,594,000	8,616,063
	Federal National Mortgage Assoc., Subordinated Notes	5.25	8/01/12	1,940,000	1,996,287
	Federal Home Loan Mortgage Corp. ARM	4.97	10/01/35	6,362,997	6,338,156
	Federal National Mortgage Assoc.	5.50	7/01/37	6,963,219	6,850,340
	Federal National Mortgage Assoc.	5.50	9/01/37	3,189,427	3,138,175

					$35,758,550
Total Return II
Credit Suisse Securities LLC	General Electric Capital Corp., Senior
	Unsecured Notes	5.00	12/01/10	$31,900,000	$32,635,401
	Morgan Stanley, Senior Notes	5.50	1/09/12	18,110,000	17,975,518
	Anz National Bank International Ltd.
	(New Zealand), Unsecured Notes	5.35	4/14/10	28,990,000	29,252,005
	AT&T, Inc., Unsecured Notes	6.50	9/01/37	9,120,000	9,453,032
Lehman Brothers	Federal Home Loan Mortgage Corp. Gold	5.50	6/01/37	26,725,454	26,287,706
	Federal National Mortgage Assoc.	5.50	2/01/34	22,303,213	22,006,815
	Federal National Mortgage Assoc.	5.50	2/01/35	108,992,462	111,406,637
	Federal Home Loan Mortgage Corp. ARM	5.75	4/01/37	11,751,102	11,895,193

					$260,912,307
Government Income
Credit Suisse Securities LLC	Federal National Mortgage Assoc. 30 Year	6.00	9/01/37	$20,200,000	$20,327,933
	Federal National Mortgage Assoc. ARM	4.85	9/01/35	20,821,014	20,947,767
	Federal National Mortgage Assoc. ARM	4.95	9/01/35	28,639,976	28,456,655
	Federal National Mortgage Assoc. ARM	5.50	12/01/36	9,806,305	9,884,352
	Federal National Mortgage Assoc. ARM	5.82	7/01/36	17,968,782	18,093,499

					$97,710,206
GNMA
Lehman Brothers	Government National Mortgage Assoc. II	5.50	5/20/34	$7,237,763	$7,151,710
	Government National Mortgage Assoc. II ARM	3.50	7/20/34	2,204,361	2,201,758
	Federal Home Loan Mortgage Corp.	5.50	9/01/37	2,000,000	2,007,710

					$11,361,178
Managed Income
Lehman Brothers	Federal Home Loan Mortgage Corp. Gold	5.50	5/01/37	$6,621,486	$6,512,998
Credit Suisse Securities LLC	Federal Home Loan Mortgage Corp. Gold	5.50	5/01/37	18,031,145	17,735,720
	Federal Home Loan Mortgage Corp. Gold	5.50	5/01/37	8,108,784	7,975,928
	Federal Home Loan Mortgage Corp. Gold 30 Year	6.00	8/01/37	1,298,807	1,306,621

					$33,531,267
High Yield Bond
Credit Suisse Securities LLC	Sanmina-SCI Corp., Senior Subordinated Notes	8.13	3/01/16	$3,230,000	$2,815,091
Lehman Brothers	West Corp., Senior Subordinated Notes	11.00	10/15/16	11,250,000	12,379,688
	Realogy Corp., Senior Subordinated Notes	12.38	4/15/15	5,890,000	4,791,147
	Yankee Candle Co., Inc., Senior Subordinated Notes	9.75	2/15/17	3,320,000	3,177,863
	Digicel Group Ltd. (Jamaica), Unsecured Notes	8.88	1/15/15	3,040,000	2,913,808
	Sally Holdings LLC, Senior Subordinated Notes	10.50	11/15/16	8,995,000	9,349,178
	Michaels Stores, Inc., Senior Subordinated Notes	11.38	11/01/16	10,600,000	11,337,547
	Ainsworth Lumber Co. Ltd. (Canada), Senior Unsecured Notes	7.25	10/01/12	2,190,000	1,539,844

					$48,304,166

Futures Transactions — The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Portfolios may also use these instruments for leverage. These futures contracts obligate the Portfolios, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to

ANNUAL REPORT	SEPTEMBER 30, 2007	167

Notes to Financial Statements (continued)

deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios’ basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Portfolios could lose more than the original margin deposit required to initiate a futures transaction.

Stripped Mortgage Backed Securities — The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (IO class), while the other class will receive all of the principal (PO class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal prepayments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Portfolio’s limit on illiquid securities.

Investing in Government Sponsored Enterprises — The Portfolios invest in securities issued by the Federal Home Loan Mortgage Corp. (“Freddie Mac”) and similar U.S. Government sponsored entities such as Federal National Mortgage Assoc. (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the U.S. Government.

Option Puts and Calls — The Portfolios may write (sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. The primary risks associated with the use of options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the option; (b) losses caused by unanticipated market movements, which are potentially unlimited; (c) the advisor’s or sub advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (d) the possibility that the counterparty will default in the performance of its obligations.

Swaption Puts and Calls — The Portfolios may write (sell) and purchase put and call swaptions. Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

When a Portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been evaluated by the investment advisor. The Portfolios bear the market risk arising from any change in index values or interest rates.

168	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Written option and swaption transactions entered into during the year ended September 30, 2007 are summarized as follows:

	Enhanced Income		Low Duration Bond		Intermediate Government Bond
	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Balance at 9/30/06	—	$—	(3,980)	$(1,293,500)	(2,775)	$(1,261,562)
Written	(182)	(21,133)	(11,588)	(3,035,068)	(17,950)	(1,611,911)
Expired	—	—	1,870	623,528	12,820	51,280
Closed	22	2,133	—	—	55	12,861

Balance at 9/30/07	(160)	$(19,000)	(13,698)	$(3,705,040)	(7,850)	$(2,809,332)

	Intermediate Bond II		Total Return II
	Number of Contracts	Premium	Number of Contracts	Premium
Balance at 9/30/06	(5,032)	$(2,372,788)	(37,248)	$(15,540,138)
Written	(31,854)	(3,104,423)	(112,576)	(12,461,161)
Expired	22,040	88,160	69,920	279,680
Closed	92	21,508	39,288	13,388,144

Balance at 9/30/07	(14,754)	$(5,367,543)	(40,616)	$(14,333,475)

	Government Income		Inflation Protected Bond		GNMA
	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Balance at 9/30/06	(6,320)	$(1,655,140)	(508)	$(143,251)	(2,080)	$(587,800)
Written	(46,800)	(4,545,705)	(6,420)	(1,246,990)	(600)	(96,300)
Expired	46,800	4,545,705	2,012	36,370	600	96,300
Closed	5,100	1,122,000	748	208,600	1,480	325,600

Balance at 9/30/07	(1,220)	$(533,140)	(4,168)	$(1,145,271)	(600)	$(262,200)

	Managed Income		International Bond
	Number of Contracts	Premium	Number of Contracts	Premium
Balance at 9/30/06	(10,407)	$(4,364,539)	(5,300)	$(2,059,050)
Written	(27,964)	(3,072,256)	(25,780)	(3,074,601)
Expired	17,420	69,680	15,240	60,960
Closed	10,567	3,608,425	9,940	3,322,456

Balance at 9/30/07	(10,384)	$(3,758,690)	(5,900)	$(1,750,235)

TBA Purchase Commitments — The Portfolios may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation”.

Forward Commitments, When-Issued and Delayed Delivery Securities — The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued forward commitment basis, the Portfolios will hold liquid assets worth at least the equivalent of the amount due.

Mortgage Dollar Rolls — The Portfolios may enter into mortgage dollar rolls (principally using TBA commitments) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolios receive compensation, in either “fee” or “drop”, as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar

ANNUAL REPORT	SEPTEMBER 30, 2007	169

Notes to Financial Statements (continued)

rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

In a “fee” roll, the compensation received is recorded as deferred income and amortized to income over the roll period. In a “drop” roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

Financing Transactions — The Portfolios may enter into financing transactions consisting of sales by a Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Inflation-indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Bridge Debt Commitments — At September 30, 2007, the High Yield Bond Portfolio had $156,800 in commitments outstanding to fund high yield bridge debt. The Portfolio is entitled to a fee upon the expiration of the commitment period generally within six months of the initial commitment date. The bridge debt terms approximate market rates at the time the commitment is entered into.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(D) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

	Each Portfolio Except the Enhanced Income, International Bond, Inflation Protected Bond & GNMA	International Bond & GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
first $1 billion	.500%	.550%	.400%
$1 billion — $2 billion	.450	.500	.375
$2 billion — $3 billion	.425	.475	.350
greater than $3 billion	.400	.450	.325

The investment advisory fee for the Enhanced Income Portfolio is 0.40%.

BlackRock pays BFM fees for its sub-advisory services.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”) an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears

170	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Shares of each class of each Portfolio of the Fund bear their pro rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Pursuant to written agreements, certain affiliates provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended September 30, 2007, the Portfolios paid the following fees in return for these services:

Enhanced Income	$145
Low Duration Bond	211,052
Intermediate Government Bond	101,932
Intermediate Bond II	26,910
Total Return II	672,041
Government Income	3,192,739
Inflation Protected Bond	69,959
GNMA	21,864
Managed Income	87,505
International Bond	38,523
High Yield Bond	288,691

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (“BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

ANNUAL REPORT	SEPTEMBER 30, 2007	171

Notes to Financial Statements (continued)

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangements

Share Classes		Portfolio
		Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	Contractual Fees	None	None	N/A	None	None
	Actual Fees(3)	None	None	N/A	None	None
Institutional	Contractual Fees	None	None	None	None	None
	Actual Fees(3)	None	None	None	None	None
Service	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A1	Contractual Fees(4)	N/A	0.10%	N/A	N/A	N/A
	Actual Fees(9)	N/A	0.10%	N/A	N/A	N/A
Investor B	Contractual Fees(2)	N/A	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	N/A	1.00%	1.00%	1.00%	1.00%
Investor B1	Contractual Fees(5)	N/A	0.75%	N/A	N/A	N/A
	Actual Fees(9)	N/A	0.75%	N/A	N/A	N/A
Investor B2	Contractual Fees(6)	N/A	0.40%	N/A	N/A	N/A
	Actual Fees(9)	N/A	0.40%	N/A	N/A	N/A
Investor C	Contractual Fees(2)	N/A	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	N/A	1.00%	1.00%	1.00%	1.00%
Investor C1	Contractual Fees(7)	N/A	0.80%	N/A	N/A	N/A
	Actual Fees(9)	N/A	0.80%	N/A	N/A	N/A
Investor C2	Contractual Fees(6)	N/A	0.40%	N/A	N/A	N/A
	Actual Fees(9)	N/A	0.40%	N/A	N/A	N/A
R	Contractual Fees(8)	N/A	N/A	N/A	N/A	0.50%
	Actual Fees(9)	N/A	N/A	N/A	N/A	0.50%

172	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Class Specific Fee Arrangements

Share Classes		Portfolio
		Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	Contractual Fees	None	None	None	N/A	None	None
	Actual Fees(3)	None	None	None	N/A	None	None
Institutional	Contractual Fees	None	None	None	None	None	None
	Actual Fees(3)	None	None	None	None	None	None
Service	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Investor A	Contractual Fees(1)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
	Actual Fees(3)	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Investor B	Contractual Fees(2)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Investor B1	Contractual Fees(5)	0.75%	N/A	N/A	N/A	N/A	0.75%
	Actual Fees(9)	0.75%	N/A	N/A	N/A	N/A	0.75%
Investor C	Contractual Fees(2)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
	Actual Fees(3)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Investor C1	Contractual Fees(7)	0.80%	N/A	N/A	N/A	N/A	0.80%
	Actual Fees(9)	0.80%	N/A	N/A	N/A	N/A	0.80%
R	Contractual Fees(8)	0.50%	N/A	N/A	N/A	N/A	0.50%
	Actual Fees(9)	0.50%	N/A	N/A	N/A	N/A	0.50%

(1) — The maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — The maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(3) — The actual fees are for the year ended September 30, 2007.

(4) — The maximum annual contractual fees are comprised of a 0.10% service fee.

(5) — The maximum annual contractual fees are comprised of a 0.50% distribution fee and a 0.25% service fee.

(6) — The maximum annual contractual fees are comprised of a 0.30% distribution fee and a 0.10% service fee.

(7) — The maximum annual contractual fees are comprised of a 0.55% distribution fee and a 0.25% service fee.

(8) — The maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.

(9) — Annualized; the actual fees are for the period ended September 30, 2007.

For the year ended September 30, 2007, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Enhanced Income	$150
Low Duration Bond	609,303
Intermediate Government Bond	295,000
Intermediate Bond II	73,220
Total Return II	809,145
Government Income	4,501,586
Inflation Protected Bond	396,070
GNMA	135,588
Managed Income	44,632
International Bond	244,492
High Yield Bond	1,126,302

ANNUAL REPORT	SEPTEMBER 30, 2007	173

Notes to Financial Statements (continued)

BlackRock maintains a call center which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the year ended September 30, 2007, the following amounts have been accrued by each Portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	$246	$13,614	$—	$4,180	$17,514
Institutional	263	3,403	3,169	3,497	12,151
Service	26	5,936	137	4,856	286
Investor A	31	15,251	50,162	3,449	32,019
Investor A1	—	1,238	—	—	—
Investor B	—	3,292	16,439	990	4,187
Investor B1	—	52	—	—	—
Investor B2	—	680	—	—	—
Investor C	—	4,143	2,977	785	4,221
Investor C1	—	234	—	—	—
Investor C2	—	761	—	—	—
R	—	—	—	—	8

Total	$566	$48,604	$72,884	$17,757	$70,386

Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	$123	$139	$145	$—	$4,647	$10,662
Institutional	2,370	250	1,746	6,762	10,144	6,990
Service	898	78	294	4,709	5,369	7,625
Investor A	55,880	1,717	2,203	2,138	42,904	243,452
Investor B	6,871	761	2,225	510	4,592	15,265
Investor B1	5,534	—	—	—	—	3,363
Investor C	6,723	1,141	1,731	87	7,324	7,149
Investor C1	4,798	—	—	—	—	1,341
R	585	—	—	—	—	90

Total	$83,782	$4,086	$8,344	$14,206	$74,980	$295,937

For the year ended September 30, 2007, the following shows the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

	Administration Fees
Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	$4,973	$122,539	$—	$94,551	$230,189
Institutional	5,245	49,479	47,490	71,690	202,625
Service	9	60,877	388	54,815	16,942
Investor A	23	17,552	66,000	6,987	61,885
Investor A1	—	10,568	—	—	—
Investor B	—	6,589	10,570	1,749	8,722
Investor B1	—	414	—	—	—
Investor B2	—	3,577	—	—	—
Investor C	—	10,449	3,357	2,030	17,892
Investor C1	—	2,754	—	—	—
Investor C2	—	7,424	—	—	—
R	—	—	—	—	4

Total	$10,250	$292,222	$127,805	$231,822	$538,259

174	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Administration Fees (continued)
Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	$1,993	$2,218	$2,973	$—	$28,572	$74,719
Institutional	68,972	5,044	28,722	130,516	56,257	52,280
Service	114	443	1,851	44,895	17,735	73,341
Investor A	196,876	4,046	3,665	5,581	30,413	130,285
Investor B	7,029	2,424	3,185	1,112	3,441	19,650
Investor B1	46,327	—	—	—	—	23,867
Investor C	8,788	9,307	4,530	366	11,622	15,948
Investor C1	48,696	—	—	—	—	11,846
R	9,230	—	—	—	—	1,218

Total	$388,025	$23,482	$44,926	$182,470	$148,040	$403,154

	Administration Fees Waived
Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	$4,972	$122,469	$—	$94,522	$230,189
Institutional	474	18,161	46,976	—	459
Service	8	4,031	280	—	2,457
Investor A	11	13,030	4,665	—	50,095
Investor A1	—	10,413	—	—	—
Investor B	—	5,145	8,289	855	1,522
Investor B1	—	414	—	—	—
Investor B2	—	2,800	—	—	—
Investor C	—	8,072	2,172	5	—
Investor C1	—	580	—	—	—
Investor C2	—	5,673	—	—	—
R	—	—	—	—	4

Total	$5,465	$190,788	$62,382	$95,382	$284,726

Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	$1,992	$2,180	$2,963	$—	$483	$74,507
Institutional	29,749	—	—	78,160	—	2,348
Service	39	—	—	13,598	—	13,483
Investor A	50,441	2,756	—	—	22,883	113,326
Investor B	175	2,229	—	172	—	15,312
Investor B1	37,751	—	—	—	—	18,407
Investor C	518	6,600	—	132	—	1,355
Investor C1	48,696	—	—	—	—	11,810
R	9,230	—	—	—	—	1,218

Total	$178,591	$13,765	$2,963	$92,062	$23,366	$251,766

	Transfer Agent Fees
Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	$784	$67,716	$—	$5,976	$25,358
Institutional	1,214	48,790	40,140	24,532	699,566
Service	258	213,275	1,856	160,103	101,661
Investor A	245	111,061	433,714	20,347	472,499
Investor A1	—	69,973	—	—	—
Investor B	—	33,270	115,034	13,720	58,763
Investor B1	—	4,955	—	—	—
Investor B2	—	40,762	—	—	—
Investor C	—	42,366	27,240	13,277	85,213
Investor C1	—	11,457	—	—	—
Investor C2	—	37,151	—	—	—
R	—	—	—	—	55

Total	$2,501	$680,776	$617,984	$237,955	$1,443,115

ANNUAL REPORT	SEPTEMBER 30, 2007	175

Notes to Financial Statements (continued)

	Transfer Agent Fees (continued)
Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	$208	$152	$271	$—	$23,756	$73,469
Institutional	579,300	8,168	9,849	30,861	86,844	70,373
Service	25,416	498	1,116	88,706	49,003	272,760
Investor A	2,313,587	25,479	18,573	19,509	289,473	1,633,106
Investor B	56,003	20,781	19,446	4,953	38,329	120,149
Investor B1	661,974	—	—	—	—	125,502
Investor C	72,259	54,283	16,662	2,655	67,303	75,891
Investor C1	867,901	—	—	—	—	78,061
R	150,787	—	—	—	—	17,178

Total	$4,727,435	$109,361	$65,917	$146,684	$554,708	$2,466,489

	Transfer Agent Fees Waived
Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	$246	$13,438	$—	$4,058	$17,514
Institutional	22	2	3,138	—	—
Service	19	—	108	—	260
Investor A	22	9,109	40	—	17,974
Investor A1	—	627	—	—	—
Investor B	—	2,079	10,587	153	227
Investor B1	—	52	—	—	—
Investor B2	—	575	—	—	—
Investor C	—	2,701	537	—	—
Investor C1	—	3	—	—	—
Investor C2	—	551	—	—	—
R	—	—	—	—	8

Total	$309	$29,137	$14,410	$4,211	$35,983

Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	$123	$101	$139	$—	$25	$10,644
Institutional	801	—	—	2,170	—	—
Service	898	—	—	3,163	—	4,166
Investor A	24,479	1,536	—	—	26,712	174,209
Investor B	—	722	—	21	—	9,513
Investor B1	4,167	—	—	—	—	2,449
Investor C	84	938	—	57	—	1,114
Investor C1	4,798	—	—	—	—	1,337
R	585	—	—	—	—	90

Total	$35,935	$3,297	$139	$5,411	$26,737	$203,522

	Transfer Agent Fees Reimbursed
Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	$500	$53,706	$—	$1,683	$7,813
Institutional	79	—	36,436	—	—
Service	168	—	1,083	—	63,885
Investor A	61	18,530	—	—	71,707
Investor A1	—	19,016	—	—	—
Investor B	—	10,632	17,165	333	4
Investor B1	—	2,629	—	—	—
Investor B2	—	31,945	—	—	—
Investor C	—	4,370	32	—	—
Investor C1	—	67	—	—	—
Investor C2	—	5,243	—	—	—
R	—	—	—	—	5

Total	$808	$146,138	$54,716	$2,016	$143,414

176	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Transfer Agent Fees Reimbursed (continued)
Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	$83	$—	$118	$—	$—	$62,440
Institutional	5,726	—	—	733	—	—
Service	24,496	—	—	10,268	—	16,692
Investor A	227,419	4,863	—	—	22,402	591,732
Investor B	—	6,782	—	2	—	8,318
Investor B1	176,961	—	—	—	—	6,700
Investor C	279	8,907	—	388	—	—
Investor C1	312,837	—	—	—	—	11,382
R	53,020	—	—	—	—	11,208

Total	$800,821	$20,552	$118	$11,391	$22,402	$708,472

	Shareholder Servicing Fees
Share Classes	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
Service	$95	$608,770	$3,843	$548,154	$169,386
Investor A	231	175,212	658,538	69,870	618,486
Investor A1	—	42,272	—	—	—
Investor B	—	65,892	105,216	17,490	87,217
Investor B1	—	4,144	—	—	—
Investor B2	—	14,309	—	—	—
Investor C	—	104,485	33,564	20,301	178,917
Investor C1	—	27,535	—	—	—
Investor C2	—	29,689	—	—	—
R	—	—	—	—	51

Total	$326	$1,072,308	$801,161	$655,815	$1,054,057

Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
Service	$1,140	$4,433	$18,507	$448,806	$176,945	$733,396
Investor A	2,531,174	40,456	36,560	55,806	304,064	1,348,040
Investor B	70,853	23,251	31,847	11,125	34,410	196,401
Investor B1	463,263	—	—	—	—	238,485
Investor C	87,884	93,081	45,297	3,658	116,224	159,433
Investor C1	486,907	—	—	—	—	118,461
R	92,296	—	—	—	—	12,185

Total	$3,733,517	$161,221	$132,211	$519,395	$631,643	$2,806,401

	Distribution Fees
Share Classes	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
Investor B	$197,676	$317,119	$52,469	$261,671
Investor B1	8,287	—	—	—
Investor B2	42,928	—	—	—
Investor C	313,454	100,692	60,902	536,750
Investor C1	60,578	—	—	—
Investor C2	89,068	—	—	—
R	—	—	—	51

Total	$711,991	$417,811	$113,371	$798,472

ANNUAL REPORT	SEPTEMBER 30, 2007	177

Notes to Financial Statements (continued)

	Distribution Fees (continued)
Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
Investor B	$212,588	$72,704	$95,539	$33,374	$103,231	$589,507
Investor B1	926,537	—	—	—	—	477,342
Investor C	263,652	279,244	135,891	10,973	348,675	477,755
Investor C1	1,071,291	—	—	—	—	260,614
R	92,299	—	—	—	—	12,185

Total	$2,566,367	$351,948	$231,430	$44,347	$451,906	$1,817,403

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitations as a percentage of net assets are as follows:

	Enhanced Income	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
BlackRock	0.30%	0.40%	NA	0.45%	0.40%
Institutional	0.40%	0.55%	0.60%	0.60%	0.55%
Service	0.75%	0.85%	0.90%	0.90%	0.85%
Investor A	0.80%	0.81%	1.07%	0.95%	0.81%
Investor A1	NA	0.62%[1]	NA	NA	NA
Investor B	NA	1.56%	1.82%	1.70%	1.65%
Investor B1	NA	1.29%[1]	NA	NA	NA
Investor B2	NA	0.94%[1]	NA	NA	NA
Investor C	NA	1.56%	1.82%	1.70%	1.65%
Investor C1	NA	1.33%[1]	NA	NA	NA
Investor C2	NA	0.94%[1]	NA	NA	NA
R	NA	NA	NA	NA	1.10%

	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
BlackRock	0.45%	0.30%	0.45%	NA	0.78%	0.55%
Institutional	0.70%[1]	0.40%	0.60%	0.65%	1.03%	0.70%
Service	0.90%	0.75%	0.90%	0.95%	1.33%	1.00%
Investor A	1.07%	0.85%	1.07%	1.12%	1.19%	0.96%
Investor A1	NA	NA	NA	NA	NA	NA
Investor B	1.82%	1.60%	1.82%	1.87%	2.25%	1.71%
Investor B1	1.47%[1]	NA	NA	NA	NA	1.44%[1]
Investor B2	NA	NA	NA	NA	NA	NA
Investor C	1.82%	1.60%	1.82%	1.87%	2.25%	1.71%
Investor C1	1.53%[1]	NA	NA	NA	NA	1.49%[1]
Investor C2	NA	NA	NA	NA	NA	NA
R	1.21%[1]	NA	NA	NA	NA	1.17%[1]

[1]

BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses to limit expenses as stated above. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the Fund, including a majority of the non-interested trustees.

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

Pursuant to terms of a reorganization of certain State Street Research Funds on January 31, 2005, fees waived by BlackRock through February 1, 2007, on the Institutional, Investor A, Investor B, and Investor C Share classes of the Intermediate Government Bond Portfolio and the High Yield Bond Portfolio are not subject to future recoupment by BlackRock.

178	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement were as follows:

	Expiring January 31, 2008	Expiring January 31, 2009	Expiring January 31, 2010	Total Waivers subject to reimbursement
Enhanced Income	$237,516	$166,825	$106,269	$510,610
Low Duration Bond	3,977,877	2,571,371	1,472,078	8,021,326
Intermediate Government Bond	—	—	187,972	187,972
Intermediate Bond II	2,101,789	1,296,977	802,323	4,201,089
Total Return II	5,856,434	3,912,240	3,588,877	13,357,551
Government Income	787,864	319,873	2,208,701	3,316,438
Inflation Protected Bond	256,149	187,402	203,051	646,602
GNMA	661,884	220,588	240,242	1,122,714
Managed Income	1,200,201	102,081	80,935	1,383,217
International Bond	55,064	195,677	41,448	292,189
High Yield Bond	—	—	1,593,080	1,593,080

The following waivers previously recorded by the Portfolios, which were subject to recoupment by BlackRock expired on January 31, 2007:

Enhanced Income	$271,986
Low Duration Bond	4,373,486
Intermediate Bond II	2,070,723
Total Return II	5,428,876
Government Income	363,760
Inflation Protected Bond	182,698
GNMA	696,440
Managed Income	1,236,727
International Bond	26,818

For the year ended September 30, 2007, Merrill Lynch, through their affiliated broker dealer, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), earned commissions on transactions of securities as follows:

Enhanced Income	$68
Intermediate Government Bond	51
Intermediate Bond II	2,983
Total Return II	6,455
GNMA	449

For the year ended September 30, 2007, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Shares as follows:

Enhanced Income	$325
Low Duration Bond	12,256
Intermediate Government Bond	7,372
Intermediate Bond II	12,883
Total Return II	260,520
Government Income	68,571
Inflation Protected Bond	20,385
GNMA	5,056
Managed Income	5,345
International Bond	7,569
High Yield Bond	184,897

For the year ended September 30, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B, B1, B2, C, C1 and C2 Classes:

Share Classes	Low Duration Bond	Intermediate Government Bond	Intermediate Bond II	Total Return II
Investor A	$6,260	$—	$—	$1,000
Investor B	112,747	118,403	29,376	118,191
Investor B1	2,708	—	—	—
Investor B2	1,796	—	—	—
Investor C	3,522	2,988	999	9,781
Investor C1	1,637	—	—	—
Investor C2	190	—	—	—

Share Classes	Government Income	Inflation Protected Bond	GNMA	Managed Income	International Bond	High Yield Bond
Investor A	$676	$—	$—	$—	$4,576	$9,243
Investor B	81,977	38,253	45,958	5,668	—	226,883
Investor B1	82,530	—	—	—	—	83,924
Investor C	10,431	4,549	774	747	1,148	14,672
Investor C1	7,146	—	—	—	—	3,605

ANNUAL REPORT	SEPTEMBER 30, 2007	179

Notes to Financial Statements (continued)

For the year ended September 30, 2007, short-term investments in companies considered to be an affiliate of the Portfolios were as follows:

	Affiliated Investments	Net Activity	Market Value of affiliates at September 30, 2007
Enhanced Income	Institutional Money Market Trust	$(45,900)	$—
Low Duration Bond	Institutional Money Market Trust	(4,462,500)	—
Intermediate Bond II	Institutional Money Market Trust	(18,721,450)	—
Total Return	Institutional Money Market Trust	(2,013,300)	—
Total Return II	Institutional Money Market Trust	(11,055,811)	—
Managed Income	Institutional Money Market Trust	(2,576,100)	—
High Yield Bond	Institutional Money Market Trust	(99,235,827)	316,590

For the year ended September 30, 2007, long-term investments in companies considered to be an affiliate of the Portfolios were as follows:

	Affiliated Investments	Beginning Par/Notional Amount	Purchases	Sales	Ending Par/Notional Amount	Net Realized Gain (Loss)	Interest/ Amortization Income	Market Value of affiliates at September 30, 2007
Enhanced Income	Merrill Lynch Mortgage Investors Trust, Series 05-FF6, Class N1	$—	$124,772	$35,114	$89,658	$—	$2,589	$81,434
	Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A	455,830	—	455,830	—	—	19,020	—
	Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	414,501	—	46,332	368,169	—	17,994	366,152
	Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A	182,860	—	78,791	104,069	—	7,847	102,667
	Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)	2,187,846	—	198,095	1,989,751	—	3,744	52,073
Low Duration Bond	Federal Housing Authority, Merrill Lynch Project, Pool 42	5,174	—	214	4,960	—	354	5,048
	Merrill Lynch Mortgage Investors, Inc., Series 97-B, Class A	1,177,344	—	1,177,344	—	—	50,115	—
	Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A	616,909	555,998	298,238	874,669	—	32,598	838,116
	Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	10,283,915	—	1,149,504	9,134,411	—	446,512	9,084,350
Intermediate Government Bond	Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1	426,214	—	286,424	139,790	—	26,127	142,247
Total Return II	Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4	7,100,000	—	—	7,100,000	—	341,164	7,044,314
	Merrill Lynch Mortgage Trust, Series 07-C1, Class AM	—	8,150,000	—	8,150,000	—	27,179	8,185,072
Government Income	Federal Housing Authority, Merrill Lynch Project, Pool 42	627	—	26	601	—	46	611
	Merrill Lynch Mortgage Investors Trust, Series 06-A3, Class 3A1	—	26,712,330	1,279,239	25,433,091	—	389,377	25,725,107
GNMA	Federal Housing Authority, Merrill Lynch Project, Pool 42	3,282	—	118	3,164	—	233	3,220
Managed Income	Merrill Lynch Mortgage Investors, Inc., Series 05-HE2, Class A2A	2,829,275	—	2,829,275	—	—	94,651	—
	Merrill Lynch Mortgage Trust, Series 07-C1, Class AM	—	1,900,000	—	1,900,000	—	6,336	1,908,176

180	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

In addition to income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the year ended September 30, 2007 is as follows:

Enhanced Income	$31
Low Duration Bond	9,415
Intermediate Government Bond	16,483
Intermediate Bond II	1,582
Total Return II	10,420
Government Income	14,802
Inflation Protected Bond	736
GNMA	1,639
Managed Income	722
International Bond	18,206
High Yield Bond	67,867

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

Through agreements with PTC and BlackRock Investment Management, LLC (“BIML”), the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral equal to at least 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral equal to at least 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by PTC. PTC has hired BlackRock Capital Management, Inc. (“BCM”), an indirect wholly-owned subsidiary of BlackRock, and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. PTC and BIML may invest such collateral in short-term investments, including the Institutional Money Market Trust (the “Trust”), an affiliate of the Fund, a portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. The securities lending income included in the accompanying Statements of Operations is principally derived from investments in the Trust and accordingly represents income earned from an affiliate. BCM serves as investment advisor to the Trust but receives no fees from the Trust for these services. Administrative and accounting services for the Trust are provided by PFPC, an indirect wholly-owned subsidiary of PNC. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the Trust’s average daily net assets. At September 30, 2007, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

	Market Value of Securities on Loan	Market Value of Cash Collateral Invested in affiliate	Total Market Value of Collateral Received
High Yield Bond	$213,429	$316,590	$316,590

In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

In October of 2006, BlackRock determined that the International Bond Portfolio violated a fundamental investment policy. The Portfolio invested in securities of an issuer and, as a result, over 25% of the Portfolio’s assets were invested in such issuer’s securities. The Portfolio sold the securities so that its total investments were below 25% of the Portfolio’s assets and BlackRock reimbursed the Portfolio for the realized losses incurred from the date of the violation (September 25, 2006) through October 5, 2006. The amount of the reimbursement for the realized losses was $17,441.

In September 2007, the High Yield Portfolio was part of a settlement stemming from an investment in which the Portfolio paid back dividends received of $249,168, which is reflected as a reduction of dividend income on the Statement of Operations.

ANNUAL REPORT	SEPTEMBER 30, 2007	181

Notes to Financial Statements (continued)

(E) Purchases and Sales of Securities

For the year ended September 30, 2007 purchases and sales of securities, excluding short-term investments, dollar rolls and U.S. government securities, were as follows:

	Purchases	Sales
Enhanced Income	$22,936,378	$36,344,780
Low Duration Bond	1,378,089,325	1,595,972,785
Intermediate Government Bond	194,352,982	289,434,322
Intermediate Bond II	716,015,057	675,215,515
Total Return II	8,218,030,318	7,362,512,924
Government Income	13,195,217,229	12,896,993,136
Inflation Protected Bond	40,148,342	21,287,086
GNMA	636,971,396	581,535,888
Managed Income	1,636,913,426	1,524,732,413
International Bond	335,399,394	478,613,865
High Yield Bond	1,472,290,222	1,005,405,026

For the year ended September 30, 2007, purchases and sales of U.S. government securities were as follows:

	Purchases	Sales
Enhanced Income	$3,137,471	$3,479,731
Low Duration Bond	244,765,023	245,061,723
Intermediate Government Bond	109,048,301	111,769,222
Intermediate Bond II	234,982,241	241,914,317
Total Return II	2,592,107,416	2,458,387,751
Government Income	17,297,747,295	17,500,336,416
Inflation Protected Bond	170,869,433	193,891,946
GNMA	277,244,664	266,600,516
Managed Income	303,877,944	284,374,612
International Bond	90,452,576	81,107,548

(F) Capital Shares

Transactions in capital shares for each year were as follows:

	Enhanced Income
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	356,275	$3,500,037	396,648	$3,904,172
Institutional Class	956,502	9,401,362	2,153,375	21,175,941
Service Class	3,398	32,920	9,634	93,220
Investor A Class	37,086	364,927	5,517	54,214
Shares issued in reinvestment of dividends:
BlackRock Class	23,169	227,675	16,156	158,868
Institutional Class	58	566	105	1,030
Service Class	167	1,618	39	375
Investor A Class	279	2,734	17	169
Shares redeemed:
BlackRock Class	(163,300)	(1,598,789)	(965,738)	(9,479,437)
Institutional Class	(2,238,530)	(22,023,790)	(2,246,692)	(22,082,627)
Service Class	(1,335)	(12,952)	(12,478)	(120,624)
Investor A Class	(33,607)	(330,622)	(531)	(5,195)

Net decrease	(1,059,838)	$(10,434,314)	(643,948)	$(6,299,894)

182	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Low Duration Bond
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares issued from the reorganization:
Institutional Class	880,899	$8,430,504	—	$—
Investor A Class	1,048,985	10,470,319	—	—
Investor A1 Class	4,829,200	47,601,726	—	—
Investor B1 Class	214,159	2,137,645	—	—
Investor B2 Class	1,986,574	19,681,724	—	—
Investor C1 Class	1,371,898	13,776,204	—	—
Investor C2 Class	3,597,942	36,664,887	—	—
Shares sold:
BlackRock Class	14,129,173	139,578,097	15,488,105	152,493,902
Institutional Class	8,683,095	86,096,996	5,215,267	51,427,952
Service Class	5,892,113	58,251,758	9,800,073	96,621,097
Investor A Class	2,748,344	27,197,371	4,422,863	43,620,306
Investor A1 Class	581,375	5,645,210	—	—
Investor B Class	198,578	1,964,859	331,107	3,261,726
Investor B1 Class	40,306	393,994	—	—
Investor B2 Class	106,633	1,011,084	—	—
Investor C Class	660,576	6,541,272	952,613	9,386,370
Investor C1 Class	23,362	203,797	—	—
Investor C2 Class	9,499	29,739	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	1,694,170	16,741,620	1,799,615	17,717,827
Institutional Class	220,494	2,189,493	102,576	1,010,990
Service Class	1,009,295	9,984,110	1,301,299	12,821,898
Investor A Class	255,914	2,532,391	233,499	2,301,653
Investor A1 Class	138,347	1,369,416	—	—
Investor B Class	71,318	705,505	67,707	667,252
Investor B1 Class	5,365	53,052	—	—
Investor B2 Class	45,620	451,005	—	—
Investor C Class	117,760	1,164,449	76,278	751,247
Investor C1 Class	30,373	300,341	—	—
Investor C2 Class	65,981	652,463	—	—
Shares redeemed:
BlackRock Class	(28,494,033)	(281,995,116)	(17,191,663)	(169,317,426)
Institutional Class	(9,401,830)	(92,877,212)	(21,351,057)	(210,515,375)
Service Class	(6,710,714)	(66,315,401)	(24,089,426)	(237,219,746)
Investor A Class	(4,059,846)	(40,145,593)	(4,972,464)	(48,996,302)
Investor A1	(1,576,514)	(15,584,541)	—	—
Investor B Class	(1,267,532)	(12,526,067)	(1,789,881)	(17,641,110)
Investor B1 Class	(115,658)	(1,144,465)	—	—
Investor B2 Class	(979,598)	(9,671,603)	—	—
Investor C Class	(2,012,812)	(19,877,734)	(3,217,310)	(31,694,419)
Investor C1 Class	(437,944)	(4,324,858)	—	—
Investor C2 Class	(903,290)	(8,924,829)	—	—

Net decrease	(5,302,423)	$(51,566,388)	(32,820,799)	$(323,302,158)

ANNUAL REPORT	SEPTEMBER 30, 2007	183

Notes to Financial Statements (continued)

	Intermediate Government Bond
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	3,443,663	$34,951,151	2,637,806	$26,657,837
Service Class	228,861	2,329,921	39,098	396,044
Investor A Class	2,026,907	20,634,624	2,444,179	24,574,587
Investor B Class	149,612	1,522,208	234,020	2,359,921
Investor C Class	267,341	2,720,887	204,347	2,063,312
Shares issued in reinvestment of dividends:
Institutional Class	185,182	1,882,388	132,395	1,335,843
Service Class	4,213	42,816	1,585	15,970
Investor A Class	765,208	7,796,172	626,165	6,333,864
Investor B Class	111,663	1,135,075	134,744	1,360,044
Investor C Class	33,549	341,248	23,762	239,940
Shares redeemed:
Institutional Class	(3,240,292)	(32,917,342)	(5,100,812)	(51,493,023)
Service Class	(204,164)	(2,073,777)	(41,316)	(418,680)
Investor A Class	(6,821,187)	(69,373,002)	(8,766,570)	(88,580,775)
Investor B Class	(1,881,896)	(19,113,269)	(2,680,709)	(27,044,983)
Investor C Class	(440,451)	(4,478,461)	(781,367)	(7,896,279)

Net decrease	(5,371,791)	$(54,599,361)	(10,892,673)	$(110,096,378)

	Intermediate Bond II
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	6,764,477	$62,129,871	15,127,094	$138,742,996
Institutional Class	28,675,612	264,550,341	10,491,748	96,435,757
Service Class	12,637,845	116,463,226	12,683,707	115,919,423
Investor A Class	1,436,723	13,231,725	1,152,420	10,582,185
Investor B Class	86,985	802,215	124,901	1,146,363
Investor C Class	338,115	3,114,334	272,672	2,508,469
Shares issued in reinvestment of dividends:
BlackRock Class	1,279,456	11,801,092	1,371,020	12,592,788
Institutional Class	416,001	3,836,785	187,286	1,718,393
Service Class	1,025,990	9,462,465	468,809	4,308,204
Investor A Class	123,379	1,137,710	97,052	891,770
Investor B Class	21,028	193,955	15,571	143,130
Investor C Class	27,546	254,300	13,774	126,687
Shares redeemed:
BlackRock Class	(22,826,076)	(210,484,691)	(20,186,388)	(185,384,030)
Institutional Class	(29,774,207)	(274,858,970)	(11,584,459)	(106,496,157)
Service Class	(5,855,967)	(53,945,666)	(3,354,369)	(30,841,057)
Investor A Class	(1,381,388)	(12,749,668)	(1,622,858)	(14,953,573)
Investor B Class	(305,976)	(2,821,502)	(417,817)	(3,834,644)
Investor C Class	(313,774)	(2,900,493)	(363,761)	(3,345,291)

Net increase (decrease)	(7,624,231)	$(70,782,971)	4,476,402	$40,261,413

184	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Total Return II
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	43,658,224	$413,441,993	30,190,637	$285,487,123
Institutional Class	72,534,238	686,181,785	30,416,873	286,818,541
Service Class	11,270,141	106,990,899	2,527,980	23,887,104
Investor A Class	10,240,718	96,799,099	9,305,497	87,890,151
Investor B Class	539,617	5,111,362	653,078	6,161,904
Investor C Class	3,442,338	32,613,585	1,433,563	13,528,099
R Class	2,450	23,238	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	6,070,751	57,457,480	6,194,001	58,563,751
Institutional Class	2,305,966	21,756,944	656,793	6,205,258
Service Class	238,108	2,252,267	545,060	5,142,052
Investor A Class	983,837	9,300,462	864,274	8,159,129
Investor B Class	100,905	953,946	76,464	721,298
Investor C Class	198,405	1,871,050	47,237	446,099
R Class	2	20	—	—
Shares redeemed:
BlackRock Class	(49,729,675)	(471,338,979)	(26,289,700)	(248,375,426)
Institutional Class	(28,409,892)	(267,522,781)	(13,429,768)	(126,492,800)
Service Class	(18,604,639)	(176,862,463)	(6,041,148)	(57,036,078)
Investor A Class	(11,099,617)	(104,581,523)	(7,504,999)	(70,823,431)
Investor B Class	(1,550,296)	(14,644,374)	(1,775,248)	(16,736,501)
Investor C Class	(1,912,840)	(18,057,785)	(2,505,788)	(23,652,978)
R Class	(16)	(150)	—	—

Net increase	40,278,725	$381,746,075	25,364,806	$239,893,295

ANNUAL REPORT	SEPTEMBER 30, 2007	185

Notes to Financial Statements (continued)

	Government Income
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares issued from the reorganization:
Institutional Class	28,675,353	$302,162,641	—	$—
Investor A Class	62,249,281	657,659,815	—	—
Investor B1 Class	21,093,933	241,675,355	—	—
Investor C1 Class	20,028,287	220,637,708	—	—
R Class	3,080,096	33,032,973	—	—
Shares sold:
BlackRock Class	2,215	26,380	—	—
Institutional Class	10,961,036	115,092,449	—	1
Service Class	87,988	922,264	4,555,613	48,762,543
Investor A Class	36,746,719	389,392,524	13,481,578	144,020,281
Investor B Class	357,904	3,787,834	498,709	5,343,424
Investor B1 Class	1,678,656	17,407,114	—	—
Investor C Class	1,412,941	14,882,804	1,015,508	10,833,488
Investor C1 Class	4,899,145	51,544,625	—	—
R Class	2,713,558	28,374,475	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	37,718	401,141	37,744	403,136
Institutional Class	1,229,729	12,975,349	—	—
Service Class	1,098	11,405	806,401	8,595,924
Investor A Class	3,771,934	39,801,948	699,831	7,472,465
Investor B Class	82,637	873,760	64,331	687,599
Investor B1 Class	555,649	5,875,255	—	—
Investor C Class	103,773	1,094,222	53,604	571,501
Investor C1 Class	614,732	6,480,799	—	—
R Class	151,651	1,597,294	—	—
Shares redeemed:
BlackRock Class.	(917,138)	(9,437,521)	—	—
Institutional Class	(14,534,415)	(154,250,687)	—	—
Service Class	(27,151)	(279,735)	(24,888,899)	(266,066,459)
Investor A Class	(41,827,831)	(438,890,080)	(8,006,454)	(85,301,603)
Investor B Class	(1,092,573)	(11,534,599)	(1,472,006)	(15,718,597)
Investor B1 Class	(7,728,601)	(81,845,600)	—	—
Investor C Class	(1,183,215)	(12,455,790)	(819,858)	(8,716,183)
Investor C1 Class	(7,619,159)	(80,456,973)	—	—
R Class	(1,298,234)	(13,656,735)	—	—

Net increase (decrease)	124,307,716	$1,342,902,414	(13,973,898)	$(149,112,480)

186	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	Inflation Protected Bond
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares issued from the reorganization:
Institutional Class	448,788	$4,552,814	—	$—
Investor A Class	1,084,642	10,916,124	—	—
Investor B Class	1,091,714	11,002,141	—	—
Investor C Class	4,083,401	41,164,123	—	—
Shares sold:
BlackRock Class	327	3,338	7,416	74,450
Institutional Class	792,071	7,809,874	1,227,899	12,555,817
Service Class	242,894	2,419,121	258	2,600
Investor A Class	1,131,007	11,166,722	348,929	3,474,988
Investor B Class	58,278	558,331	141,888	1,429,351
Investor C Class	737,247	7,238,560	268,102	2,691,598
Shares issued in reinvestment of dividends:
BlackRock Class	840	8,147	21,987	218,426
Institutional Class	18,350	181,166	19,141	194,247
Service Class	131	1,298	19	194
Investor A Class	53,012	519,567	19,729	198,238
Investor B Class	20,280	198,879	9,487	95,621
Investor C Class	85,782	845,153	12,414	125,682
Shares redeemed:
BlackRock Class	(1,621,094)	(15,917,751)	(431,257)	(4,268,345)
Institutional Class	(482,988)	(4,778,704)	(291,786)	(2,929,436)
Service Class	(64,732)	(634,989)	—	—
Investor A Class	(1,064,626)	(10,493,586)	(340,239)	(3,382,320)
Investor B Class	(503,283)	(4,951,116)	(134,779)	(1,329,350)
Investor C Class	(1,778,022)	(17,610,445)	(175,178)	(1,752,622)

Net increase	4,334,019	$44,198,767	704,030	$7,399,139

	GNMA
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	13,088	$125,007	31,153	$300,000
Institutional Class	2,777,279	26,333,149	1,654,540	15,739,253
Service Class	256,251	2,433,826	241,056	2,295,620
Investor A Class	490,416	4,682,007	595,974	5,687,757
Investor B Class	43,558	413,714	121,814	1,162,042
Investor C Class	196,460	1,870,667	127,177	1,210,789
Shares issued in reinvestment of dividends:
BlackRock Class	67,911	643,214	64,953	618,599
Institutional Class	14,769	139,796	9,581	91,446
Service Class	14,969	140,462	6,981	66,659
Investor A Class	64,704	615,751	58,888	563,898
Investor B Class	43,568	413,468	49,838	476,137
Investor C Class	47,878	453,948	28,217	269,220
Shares redeemed:
BlackRock Class	(13,265)	(126,549)	(1,653)	(15,800)
Institutional Class	(1,586,922)	(15,023,147)	(2,844,785)	(27,137,128)
Service Class	(334,035)	(3,166,806)	(277,586)	(2,625,522)
Investor A Class	(482,619)	(4,589,869)	(749,895)	(7,164,096)
Investor B Class	(449,284)	(4,267,355)	(678,075)	(6,471,525)
Investor C Class	(556,389)	(5,282,924)	(863,182)	(8,231,218)

Net increase (decrease)	608,337	$5,808,359	(2,425,004)	$(23,163,869)

ANNUAL REPORT	SEPTEMBER 30, 2007	187

Notes to Financial Statements (continued)

	Managed Income
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	6,414,252	$63,815,832	8,330,504	$82,997,933
Service Class	11,281,642	112,471,599	9,338,375	92,895,852
Investor A Class	354,147	3,523,464	442,473	4,395,880
Investor B Class	55,925	558,430	167,320	1,654,895
Investor C Class	175,801	1,739,900	53,253	526,759
Shares issued in reinvestment of dividends:
Institutional Class	55,411	551,968	306,794	3,076,633
Service Class	648,961	6,459,315	361,367	3,596,263
Investor A Class	82,733	824,685	118,934	1,186,039
Investor B Class	11,796	117,569	12,049	120,150
Investor C Class	4,030	40,012	1,744	17,319
Shares redeemed:
Institutional Class	(10,797,020)	(107,412,149)	(10,346,995)	(103,148,189)
Service Class	(5,471,379)	(54,501,911)	(2,650,327)	(26,388,726)
Investor A Class	(713,142)	(7,113,309)	(1,054,827)	(10,526,418)
Investor B Class	(191,419)	(1,901,057)	(315,485)	(3,134,548)
Investor C Class	(69,752)	(692,597)	(56,825)	(562,819)

Net increase	1,841,986	$18,481,751	4,708,354	$46,707,023

	International Bond
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	9,844,942	$109,321,101	8,926,593	$97,755,494
Institutional Class	3,436,401	37,913,192	7,491,506	81,872,709
Service Class	2,939,962	32,724,325	2,778,377	30,072,436
Investor A Class	2,329,103	25,831,118	4,201,513	45,909,414
Investor B Class	38,969	433,406	204,847	2,237,539
Investor C Class	743,409	8,272,175	1,084,469	11,823,215
Shares issued in reinvestment of dividends:
BlackRock Class	99,210	1,111,279	137,615	1,498,351
Institutional Class	171,113	1,909,434	145,049	1,575,719
Service Class	152,866	1,706,519	171,917	1,868,726
Investor A Class	242,080	2,701,064	274,553	2,986,268
Investor B Class	17,600	196,584	17,979	195,243
Investor C Class	59,418	664,899	49,160	535,287
Shares redeemed:
BlackRock Class	(15,554,227)	(172,555,631)	(4,758,353)	(51,446,541)
Institutional Class	(6,102,328)	(67,495,349)	(17,841,077)	(192,461,113)
Service Class	(3,635,635)	(40,325,324)	(5,929,575)	(63,889,539)
Investor A Class	(5,845,649)	(64,816,663)	(7,989,804)	(86,721,213)
Investor B Class	(382,658)	(4,237,361)	(582,201)	(6,325,843)
Investor C Class	(1,991,381)	(22,071,711)	(2,387,560)	(25,890,328)

Net decrease	(13,436,805)	$(148,716,943)	(14,004,992)	$(148,404,176)

188	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

	High Yield Bond
	For the Year Ended September 30,		For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares issued from the reorganization:
Institutional Class	1,160,158	$(6,757,092)	—	$—
Investor A Class	4,678,862	31,638,531	—	—
Investor B1 Class	14,157,075	144,704,083	—	—
Investor C1 Class	6,704,800	48,328,493	—	—
R Class	499,058	3,817,947	—	—
Shares sold:
BlackRock Class	27,846,121	226,838,500	12,594,569	99,376,124
Institutional Class	31,777,896	255,402,772	8,418,634	66,508,208
Service Class	24,027,270	195,790,991	19,370,000	152,729,927
Investor A Class	28,604,561	232,560,435	28,105,445	220,891,352
Investor B Class	394,628	3,204,374	1,285,186	10,131,938
Investor B1 Class	85,112	399,360	—	—
Investor C Class	3,840,115	31,251,679	1,893,002	14,940,964
Investor C1 Class	260,708	1,962,242	—	—
R Class	619,901	4,990,263	—	—
Shares issued in reinvestment of dividends:
BlackRock Class	2,346,227	19,006,228	1,862,212	14,685,047
Institutional Class	590,723	4,780,765	474,871	3,740,980
Service Class	1,445,182	11,698,004	1,037,633	8,176,339
Investor A Class	3,482,887	28,212,393	2,406,865	18,974,594
Investor B Class	438,358	3,552,612	695,634	5,486,675
Investor B1 Class	318,369	2,582,483	—	—
Investor C Class	342,964	2,780,267	270,824	2,137,143
Investor C1 Class	201,955	1,640,059	—	—
R Class	42,048	340,279	—	—
Shares redeemed:
BlackRock Class	(18,141,693)	(148,090,605)	(7,646,440)	(60,731,519)
Institutional Class	(8,862,393)	(71,373,211)	(7,399,495)	(58,510,517)
Service Class	(31,570,830)	(252,617,340)	(10,726,431)	(84,773,733)
Investor A Class	(16,635,929)	(134,530,849)	(9,581,567)	(75,673,141)
Investor B Class	(3,621,048)	(29,307,654)	(4,565,496)	(36,037,431)
Investor B1 Class	(4,163,386)	(33,731,258)	—	—
Investor C Class	(1,890,382)	(15,289,020)	(1,782,575)	(14,098,034)
Investor C1 Class	(1,797,443)	(14,575,029)	—	—
R Class	(259,594)	(2,114,518)	—	—

Net increase	66,922,280	$547,096,184	36,712,871	$287,954,916

There is a 2% redemption fee on shares of the High Yield Bond and International Bond Portfolios redeemed or exchanged which have been held 30 days or less. The redemption fees are collected and retained by each Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

(G) Short-Term Borrowings

Each Portfolio, along with certain other funds managed by the investment advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement, which is included in other expenses in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the period ended September 30, 2007.

(H) Federal Tax Information

No provision is made for U.S. federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.

ANNUAL REPORT	SEPTEMBER 30, 2007	189

Notes to Financial Statements (continued)

The following permanent differences as of September 30, 2007, attributable to paydown gain/(loss), swap income/(loss), transactions involving foreign securities and currencies, TIP adjustments, net operating loss and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	Increase/ (Decrease) Paid in-Capital	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss)	Increase/ (Decrease) Undistributed Net Investment Income	Unrealized Appreciation (Depreciation) on Investments
Enhanced Income	$—	$(4,018)	$4,018	$—
Low Duration Bond	(2,562,134)	6,451,665	(3,889,531)	—
Intermediate Government Bond	(6,124,544)	6,148,913	(52,351)	27,982
Intermediate Bond II	—	247,092	(247,092)	—
Total Return II	531	8,316,627	(8,316,627)	(531)
Government Income	—	(300,620)	300,620	—
Inflation Protected Bond	(108,001)	40,751	67,250	—
GNMA	—	217,484	(217,484)	—
Managed Income	—	824,946	(824,946)	—
International Bond	(15,411,052)	6,539,758	8,871,294	—
High Yield Bond	(167,690,923)	167,723,491	(62,221)	29,653

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

	Ordinary Income	Tax Return of Capital	Long-Term Capital Gain	Total Distributions
Enhanced Income
9/30/07	$1,958,909	$—	$—	$1,958,909
9/30/06	2,332,061	—	—	2,332,061
Low Duration Bond
9/30/07	50,208,601	—	—	50,208,601
9/30/06	53,997,505	—	—	53,997,505
Intermediate Government Bond
9/30/07	20,707,309	—	—	20,707,309
9/30/06	20,929,635	—	—	20,929,635
Intermediate Bond II
9/30/07	42,895,500	—	—	42,895,500
9/30/06	37,013,354	—	—	37,013,354
Total Return II
9/30/07	140,667,050	—	—	140,667,050
9/30/06	123,744,916	—	7,736,766	131,481,682
Government Income
9/30/07	74,685,649	—	—	74,685,649
9/30/06	22,605,864	—	—	22,605,864
Inflation Protected Bond
9/30/07	3,472,311	—	33,710	3,506,021
9/30/06	3,216,010	—	242,638	3,458,648
GNMA
9/30/07	9,226,642	—	—	9,226,642
9/30/06	9,516,440	—	—	9,516,440
Managed Income
9/30/07	32,526,103	—	—	32,526,103
9/30/06	36,846,489	—	—	36,846,489
International Bond
9/30/07	793,347	15,185,649	—	15,978,996
9/30/06	—	16,671,770	—	16,671,770
High Yield Bond
9/30/07	116,162,091	—	—	116,162,091
9/30/06	76,073,277	—	11,248,690	87,321,967

As of September 30, 2007, the tax components of distributable earnings/accumulated losses were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Gains/Losses- Net*
Enhanced Income	$—	$(672,867)	$(467,291)
Low Duration Bond	98,901	(56,165,033)	(173,586)
Intermediate Government Bond	342,044	(12,004,245)	437,152
Intermediate Bond II	1,049,934	(6,151,421)	(2,698,758)
Total Return II	709,119	(25,047,372)	(25,845,657)

190	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Gains/Losses- Net*
Government Income	$4,509,783	$(52,848,991)	$(71,434,311)
Inflation Protected Bond	538,504	(3,694,171)	(1,683,733)
GNMA	—	(11,921,548)	(1,760,412)
Managed Income	374,478	(5,872,001)	(3,374,810)
International Bond	—	(2,538,574)	34,564,393
High Yield Bond	3,239,205	(125,105,123)	(38,618,178)

*	The difference between book-basis and tax-basis net unrealized gain/losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October capital and currency losses, accounting for swap agreements, the realization for tax purposes of unrealized gains on PFIC securities and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

As of September 30, 2007, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30
	2008	2009	2010	2011	2012	2013	2014	2015	Total
Enhanced Income	$—	$—	$—	$—	$240,751	$71,246	$91,650	$269,220	$672,867
Low Duration Bond	234,065	601,573	455,028	6,545,432	5,530,011	13,019,938	19,085,429	10,693,557	56,165,033
Intermediate Government Bond	—	2,367,580	—	9,601,882	34,783	—	—	—	12,004,245
Intermediate Bond II	—	—	—	—	—	—	159,577	5,991,844	6,151,421
Total Return II	—	—	—	—	—	—	688,405	24,358,967	25,047,372
Government Income	—	—	—	—	74,687	2,548,864	34,369,241	15,856,199	52,848,991
Inflation Protected Bond.	—	—	—	—	811,312	200,451	2,156,592	525,816	3,694,171
GNMA	—	—	603,989	1,576,264	2,473,978	2,063,521	3,097,933	2,105,863	11,921,548
Managed Income	—	—	—	—	—	—	333,749	5,538,252	5,872,001
International Bond	—	—	—	—	—	—	—	2,538,574	2,538,574
High Yield Bond	—	—	43,266,116	44,656,084	11,456,446	10,436,405	15,290,072	—	125,105,123

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of a Portfolio’s financial statements, if any, is currently being assessed.

(I) Market Risk

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

(J) Subsequent Event

On October 29, 2007 (the “Reorganization Date”), the BlackRock GNMA Portfolio (“GNMA”) acquired all of the assets and certain stated liabilities of The GNMA Fund Investment Accumulation Program, Inc. (“GNMA IAP”). The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the shareholders of GNMA IAP on September 21, 2007. Under the Agreement and Plan of Reorganization, 5,430,403 of GNMA IAP Shares were exchanged for 11,623,408 GNMA Institutional Shares. The assets of GNMA IAP, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. On the Reorganization Date, the net assets of GNMA valued $292,229,208 (including net assets of $110,992,357 for GNMA IAP which was comprised of $491,622 unrealized depreciation, $29,902 of undistributed net investment income, $403,957 of accumulated realized losses and $111,858,034 of paid in capital).

ANNUAL REPORT	SEPTEMBER 30, 2007	191

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Enhanced Income, Low Duration Bond, Intermediate Government Bond, Intermediate Bond II, Total Return II, Government Income, Inflation Protected Bond, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios, eleven of the thirty portfolios constituting the BlackRock Funds II (the “Fund”), (collectively the “Portfolios”), as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Low Duration Bond, Intermediate Government Bond, Intermediate Bond II, Total Return II, Government Income, GNMA, Managed Income, International Bond, and High Yield Bond Portfolios for the year ended September 30, 2003 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2007

192	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

ANNUAL REPORT	SEPTEMBER 30, 2007	193

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President- Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former
Chair of the Board of the
Massachusetts General
Hospital Institute of
Health Professions;
Member and Former
Chair of the Board of the
Greenwall Foundation;
Trustee, Century
Foundation (formerly
The Twentieth Century
Fund); Director and
Chair of the Audit
Committee, N STAR
(formerly called Boston
Edison); Director, The
Neiman Marcus Group;
Honorary Trustee,
Massachusetts General
Hospital Corporation.

194	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver
Management Corporation
(land management
corporation); Managing
General Partner, Chestnut
Street Exchange Fund,
Chairman since 2006;
Director, Peoples First, Inc.
(bank Holding Company)
(2001-2004).

ANNUAL REPORT	SEPTEMBER 30, 2007	195

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

196	ANNUAL REPORT	SEPTEMBER 30, 2007

Additional Information (Unaudited)

(A) Board of Trustees’ Consideration of the Investment Advisory Agreements. In connection with the organization of BlackRock Funds II (the “Fund”), at a meeting held on May 31, 2007, the Fund’s Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock, Inc. (“BlackRock”) (“Independent Trustees”), unanimously approved an investment advisory agreement between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC (“BALLC”) and a sub-advisory agreement with respect to each Portfolio between BALLC and BlackRock Financial Management, Inc. (collectively with BALLC, the “Adviser”).

In determining to approve the proposed investment advisory and sub-advisory agreements (collectively, the “Investment Advisory Agreements”), the Trustees met with the relevant investment advisory personnel from the Adviser and considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreements. The Board received materials in advance of the meeting relating to its consideration of the Investment Advisory Agreements, including: (i) fees and expense ratios of each class of the Portfolios in comparison to the fees and expense ratios of a peer group of funds; (ii) the Adviser’s economic outlook for the Portfolios and its general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of the Adviser; and (iv) information regarding compliance records and regulatory matters relating to the Adviser.

Advisory Fees. In approving the Investment Advisory Agreements, the Trustees, including the Independent Trustees, considered the fees and expense ratios of the retail and institutional share classes of the Portfolios. They compared the fees, both before (referred to as “contractual”) and after (referred to as “actual”) any fee waivers and expense reimbursements, and expense ratios of the Portfolios against fees and expense ratios of a peer group. Both the peer group category and the funds within the peer group with respect to the fee and expense ratio comparisons were selected by Lipper Inc. (“Lipper”), which is not affiliated with the Adviser. For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

In addition to Lipper data, the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by the Adviser, including closed-end investment companies and separate accounts.

Following consideration of this information, the Trustees, including the Independent Trustees, concluded that the contractual fees to be paid pursuant to the Investment Advisory Agreements were fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, received information concerning the investment philosophy and investment process to be used by the Adviser in managing the Portfolios, as well as a description of the capabilities, personnel and services of the Adviser. In connection with this, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by the Adviser to the Portfolios under the Investment Advisory Agreements relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Investment Advisory Agreements was comparable to that found generally in investment company advisory agreements. The Trustees concluded that the scope of the Adviser’s services to be provided to the Portfolios was consistent with the Portfolios’ operational requirements, including, in addition to seeking to meet their investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services and were reasonable in terms of approving the Investment Advisory Agreements.

The Trustees, including the Independent Trustees, also considered the quality of the services provided by the Adviser to the Portfolios. The Trustees evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Portfolios with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also noted information received concerning standards of the Adviser with respect to the execution of portfolio transactions. The Board considered the legal and compliance programs of each of the Fund and the Adviser, as well as the integrity of the systems in place to ensure implementation of such programs, and the record Adviser with regard to these matters.

The Trustees, including the Independent Trustees, also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Investment Advisory Agreements. The Trustees also took into account the time and attention to be devoted by senior management of the Adviser to the Portfolios. The Trustees also considered the business reputation of the Adviser and its financial resources and concluded that the Adviser would be able to meet any reasonably foreseeable obligation under the Investment Advisory Agreements.

Performance. The Trustees, including the Independent Trustees, received and considered information about the Adviser’s investment performance for the predecessor funds of the Portfolios. The Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

ANNUAL REPORT	SEPTEMBER 30, 2007	197

Additional Information (Unaudited) (continued)

Economies of Scale. The Trustees, including the Independent Trustees, considered whether there would be economies of scale in respect of the management of the Portfolios. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by the Adviser for each of the Portfolios. The Board, including the Independent Trustees, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale.

Other Benefits to the Adviser. The Trustees, including the Independent Trustees, also took into account other potential benefits to the Adviser, such as the ability to leverage investment professionals that also manage other portfolios, raising the profile of BlackRock in the broker-dealer community, and the engagement of affiliates of the Adviser as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that the Adviser may use third-party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Trustees, concluded that these ancillary benefits that the Adviser and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors.

Profitability. The Trustees, including the Independent Trustees, considered the level of the Adviser’s and its affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered the Adviser’s profit margins in comparison with available industry data. The Board, including the Independent Trustees, concluded that the Adviser’s profitability with respect to the Portfolios is reasonable relative to the services provided.

In their review, the Trustees, including the Independent Trustees, gave substantial weight to the fact that the Portfolios’ shareholders approved substantially identical Investment Advisory Agreements at shareholder meetings held in August and September of 2006.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the Investment Advisory Agreements. Rather, the Board, including the Independent Trustees, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolios to approve each of the Investment Advisory Agreements.

(B) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	Enhanced Income		Low Duration Bond
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	3,556,760	—	75,689,491	1,318,551
Bruce R. Bond	3,556,760	—	75,689,491	1,318,551
Donald W. Burton	3,556,760	—	75,689,491	1,318,551
Richard S. Davis	3,556,760	—	75,689,491	1,318,551
Stuart E. Eizenstat	3,556,760	—	75,689,099	1,318,943
Laurence D. Fink	3,556,760	—	75,689,175	1,318,867
Kenneth A. Froot	3,556,760	—	75,689,491	1,318,551
Henry Gabbay	3,556,760	—	75,687,723	1,320,319
Robert M. Hernandez	3,556,760	—	75,687,647	1,320,395
John F. O’Brien	3,556,760	—	75,689,485	1,318,557
Roberta Cooper Ramo	3,556,760	—	75,684,291	1,323,751
Jean Margo Reid	3,556,760	—	75,689,175	1,318,867
David H. Walsh	3,556,760	—	75,689,491	1,318,551
Fred G. Weiss	3,556,760	—	75,684,291	1,323,751
Richard R. West	3,556,760	—	75,687,723	1,320,319

To elect the Fund’s Board of Trustees	Intermediate Government Bond		Intermediate Bond II
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	32,855,504	455,534	60,547,311	588,103
Bruce R. Bond	32,855,504	455,534	60,547,464	587,950
Donald W. Burton	32,851,533	459,505	60,547,464	587,950
Richard S. Davis	32,855,504	455,534	60,547,464	587,950
Stuart E. Eizenstat	32,853,364	457,674	60,546,453	588,961
Laurence D. Fink	32,855,504	455,534	60,547,311	588,103
Kenneth A. Froot	32,858,362	452,676	60,547,464	587,950
Henry Gabbay	32,856,066	454,971	60,545,436	589,978
Robert M. Hernandez	32,852,348	458,689	60,541,771	593,643
John F. O’Brien	32,854,522	456,516	60,547,464	587,950
Roberta Cooper Ramo	32,851,113	459,924	60,544,191	591,223
Jean Margo Reid	32,852,095	458,942	60,544,191	591,223
David H. Walsh	32,851,533	459,505	60,547,464	587,950
Fred G. Weiss	32,850,392	460,646	60,547,311	588,103
Richard R. West	32,855,504	455,534	60,545,436	589,978

To elect the Fund’s Board of Trustees	Total Return II		Government Income
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	185,471,395	959,350	111,441,433	2,984,233
Bruce R. Bond	185,471,287	959,458	111,421,636	3,004,030
Donald W. Burton	185,470,707	960,038	111,419,308	3,006,358
Richard S. Davis	185,460,342	970,402	111,448,602	2,977,065
Stuart E. Eizenstat	185,460,975	969,769	111,433,351	2,992,315
Laurence D. Fink	185,467,509	963,236	111,421,134	3,004,532
Kenneth A. Froot	185,488,698	942,046	111,423,929	3,001,737
Henry Gabbay	185,461,267	969,477	111,445,792	2,979,874
Robert M. Hernandez	185,470,882	959,863	111,414,426	3,011,240
John F. O’Brien	185,451,968	978,777	111,420,130	3,005,536
Roberta Cooper Ramo	185,496,613	934,132	111,449,461	2,976,205
Jean Margo Reid	185,496,613	934,132	111,450,043	2,975,623
David H. Walsh	185,496,613	964,132	111,439,011	2,986,655
Fred G. Weiss	185,496,318	934,427	111,448,097	2,977,569
Richard R. West	185,493,654	937,090	111,443,806	2,981,860

198	ANNUAL REPORT	SEPTEMBER 30, 2007

Additional Information (Unaudited) (concluded)

To elect the Fund’s Board of Trustees	Inflation Protected Bond		GNMA
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	8,431,993	5,640	16,983,209	1,876
Bruce R. Bond	8,431,993	5,640	16,983,209	1,876
Donald W. Burton	8,431,993	5,640	16,983,209	1,876
Richard S. Davis	8,431,644	5,989	16,983,209	1,876
Stuart E. Eizenstat	8,431,993	5,640	16,983,209	1,876
Laurence D. Fink	8,431,644	5,989	16,983,209	1,876
Kenneth A. Froot	8,431,989	5,644	16,983,209	1,876
Henry Gabbay	8,431,644	5,989	16,983,209	1,876
Robert M. Hernandez	8,431,993	5,640	16,983,209	1,876
John F. O’Brien	8,431,993	5,640	16,983,209	1,876
Roberta Cooper Ramo	8,431,993	5,640	16,983,209	1,876
Jean Margo Reid	8,431,993	5,640	16,983,098	1,987
David H. Walsh	8,431,993	5,640	16,983,098	1,987
Fred G. Weiss	8,431,993	5,640	16,983,209	1,876
Richard R. West	8,431,993	5,640	16,983,209	1,876

To elect the Fund’s Board of Trustees	Managed Income		International Bond
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	73,130,437	12,263	43,383,770	173,618
Bruce R. Bond	73,130,437	12,263	43,385,195	172,193
Donald W. Burton	73,130,437	12,263	43,374,850	182,538
Richard S. Davis	73,130,437	12,263	43,375,000	182,388
Stuart E. Eizenstat	73,130,437	12,263	43,365,313	192,075
Laurence D. Fink	73,130,437	12,263	43,374,836	182,552
Kenneth A. Froot	73,130,437	12,263	43,385,195	172,193
Henry Gabbay	73,129,127	13,574	43,375,000	182,388

To elect the Fund’s Board of Trustees	Managed Income		International Bond
	Votes For	Votes Withheld	Votes For	Votes Withheld
Robert M. Hernandez	73,130,437	12,263	43,373,230	184,157
John F. O’Brien	73,127,740	14,961	43,375,000	182,388
Roberta Cooper Ramo	73,132,811	9,889	43,364,363	193,025
Jean Margo Reid	73,132,811	9,889	43,364,571	192,817
David H. Walsh	73,130,437	12,263	43,365,477	191,910
Fred G. Weiss	73,130,437	12,263	43,365,327	192,061
Richard R. West	73,130,437	12,263	43,373,439	183,949

To elect the Fund’s Board of Trustees			High Yield Bond
			Votes For	Votes Withheld
James H. Bodurtha			125,265,627	1,478,790
Bruce R. Bond			125,269,065	1,475,352
Donald W. Burton			125,262,172	1,482,245
Richard S. Davis			125,271,236	1,473,181
Stuart E. Eizenstat			125,262,920	1,481,497
Laurence D. Fink			125,267,996	1,476,421
Kenneth A. Froot			125,267,705	1,476,712
Henry Gabbay			125,269,520	1,474,897
Robert M. Hernandez			125,250,707	1,493,710
John F. O’Brien			125,268,788	1,475,629
Roberta Cooper Ramo			125,259,156	1,485,261
Jean Margo Reid			125,260,778	1,483,639
David H. Walsh			125,268,187	1,476,230
Fred G. Weiss			125,264,571	1,479,846
Richard R. West			125,265,776	1,478,641

ANNUAL REPORT	SEPTEMBER 30, 2007	199

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, New York 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

ANNUAL REPORT	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds
BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†		BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets Fund	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Opportunities Portfolio*	BlackRock Small/Mid-Cap Growth Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund

Fixed Income Funds
BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio		BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio

Municipal Bond Funds
BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

TAXABLE-9/07-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock
Strategic Portfolio I

ANNUAL REPORT | SEPTEMBER 30, 2007

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary

Management Commentary

How did the Portfolio perform?

•

The Portfolio’s total return lagged the Citigroup Non-U.S. World Government Bond Index (Hedged) for the one-year period. (The Portfolio is used as a mechanism for BlackRock separate account fixed income U.S. portfolios to opportunistically gain exposure to non-U.S. assets. While the Portfolio is formally benchmarked against the above mentioned index, the positions are generally viewed in the context of the broader portfolios that are invested in this Portfolio.)

What factors influenced performance?

•

During the first quarter of 2007, the Portfolio maintained an overweight position in Australia relative to the U.S. The Australian market has aggressively priced in interest rate increases by the Reserve Bank of Australia (RBA) while also pricing in several interest rate cuts by the U.S. Federal Reserve Board. While the employment and credit growth data in Australia showed considerable strength, the inflation numbers were unexpectedly lower and prevented the RBA from raising interest rates during the quarter. As such, this position was a contributor to performance.

•

The Portfolio maintains an overweight position in New Zealand swap spread product. While the economic data has started to weaken as the Reserve Bank of New Zealand’s four consecutive interest rate hikes this year began to take a toll on the housing industry, the economic picture over the last year was relatively strong. As such, this position had a negative impact on performance as yields increased in response to the strong economic conditions.

•

The Portfolio maintains a currency position in the Japanese yen because of the inexpensive fundamental valuation of the currency. The yen rallied significantly in the third quarter of 2007 as the risk aversion that spread throughout the markets resulted in an unwinding of the carry trade (a strategy used to capture the difference between two currencies’ interest rates). However, the yen had weakened dramatically in the first half of the fiscal year, making this position a slight detractor overall. The Portfolio’s position in Japanese government bond floaters also hindered performance, as did our position in inflation-linked Japanese government bonds given that the inflation data over the year was lower than expected.

•

Finally, the Portfolio’s overweight to Europe detracted from performance as the European Central Bank increased interest rates several times amid continued labor market strength, which posed upside risks to inflation.

Describe recent Portfolio activity.

•

We increased the Portfolio’s position in the Japanese yen over the course of the year. We also added positions in inflation-linked Japanese government bonds and an overweight in Australia that was added and removed in the first quarter. Finally, we increased the Portfolio’s overweight position in Europe.

Describe Portfolio positioning at period-end.

•	In Japan, we maintain our positions in the Japanese yen and inflation-linked and floating-rate government bonds. We continue to have duration overweights in Europe and New Zealand.

Total Return Based on a $10,000 Investment

2	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Portfolio Summary (concluded)

Performance Summary for the Period Ended September 30, 2007

Average Annual Return
	1 Year	5 Years	From Inception
Strategic Portfolio I	+3.26%	+3.85%	+6.50%
Citigroup Non-U.S. World Government Bond Index (Hedged)	+3.57%	+4.06%	+5.76%

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, and other Portfolio expenses. This Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007.

The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period,” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Strategic Portfolio I	$1,000.00	$1,022.20	$0.51	$1,000.00	$1,024.49	$0.51

For shares of the Portfolio, expenses are equal to the annualized expense ratio of 0.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Portfolio Profile as of September 30, 2007

Countries (% of long-term investments)
Japan	34.1%
Germany	29.3
Canada	13.2
Italy	6.9
France	6.9
Netherlands	6.7
New Zealand	2.9

Credit Quality (% of long-term investments)[1,3]
AAA	56.3%
AA	35.2
Unrated	8.5

Portfolio Statistics[3]
Average maturity (years)	7.49
Effective Duration[2]	7.86

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service rating.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and countries listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	3

Schedule of Investments As of September 30, 2007	(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Foreign Bonds — 69.8%
Canada — 9.2%
Government of Canada Bonds (CAD)
4.00%	09/01/10	1,200	$1,201,037
4.00%	06/01/16	1,560	1,530,593
Province of Ontario, Unsecured Notes (NZD)
6.25%	06/16/15	3,610	2,521,847

			5,253,477

France — 4.8%
French Treasury Notes (EUR)
2.50%	07/12/10	2,000	2,731,595

Germany — 20.5%
Bundesrepublic Deutschland (EUR)
3.75%	01/04/17	8,135	11,120,157
Talisman Finance Plc (EUR)
4.40%	04/22/17	400	564,166

			11,684,323

Italy — 4.8%
Buoni Poliennali del Tesoro (EUR)
2.75%	06/15/10	2,000	2,748,364

Japan — 23.8%
Japan Government Bonds (JPY)
1.08%	01/20/21	1,500,000	12,734,949
Japan Government CPI Linked Notes, Series 9 (JPY)
1.10%	09/10/16	99,000	851,130

			13,586,079

Netherlands — 4.7%
Kingdom of Netherlands Bonds (EUR)
4.00%	01/15/37	2,100	2,689,943

New Zealand — 2.0%
General Electric Capital Corp., Senior Unsubordinated Notes (NZD)
6.50%	09/28/15	1,680	1,174,645

TOTAL FOREIGN BONDS (Cost $38,271,421)			39,868,426

		Par/Shares (000)
Short Term Investments — 22.7%
Federal Home Loan Bank, Discount Notes (USD)
3.75%(b)	10/01/07	8,000	8,000,000
4.57%(b)	10/03/07	500	499,873
Galileo Money Market Fund, 4.72% (USD)(c)		4,441	4,441,335

TOTAL SHORT TERM INVESTMENTS (Cost $12,941,208)			12,941,208

TOTAL INVESTMENTS IN SECURITIES — 92.5% (Cost $51,212,629(a))			52,809,634
OTHER ASSETS IN EXCESS OF LIABILITIES — 7.5%			4,288,274

NET ASSETS — 100.0%			$57,097,908

(a)	Cost for federal income tax purposes is $51,219,060. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,713,670
Gross unrealized depreciation	(123,096)

$1,590,574

(b)	The rate shown is the effective yield at the time of purchase.
(c)	Represents current yield as of September 30, 2007.

•

Cash of $1,750,000 pledged as collateral on 64 short U.S Treasury Note futures contracts, 82 long Euro-Bobl futures contracts and 201 long Euro-Dund futures contracts expiring December 2007. The Value of such contracts on September 30, 2007 was $51,641,952, with an unrealized loss of $233,770 (including commissions of $608).

KEY TO INVESTMENT ABBREVIATIONS

CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

See accompanying notes to financial statements.

4	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Statement of Assets and Liabilities

As of September 30, 2007

Assets
Investments at value (Cost $51,212,629)	$52,809,634
Cash collateral pledged for future contracts	1,750,000
Interest receivable	578,280
Unrealized appreciation on forward foreign currency contracts	2,599,064
Cash denominated in foreign currencies at value (Cost $151,230)	156,471
Futures margin receivable	144,734
Dividends and reclaims receivable	8,327
Capital shares sold receivable	17,741

Total Assets	58,064,251

Liabilities
Unrealized depreciation on forward foreign currency contracts	915,975
Administration fees payable	9,378
Distributions payable	7,018
Custodian fees payable	4,642
Futures margin payable	1,980
Transfer agent fees payable	977
Officers’ and trustees’ fees payable	526
Other accrued expenses payable	25,847

Total Liabilities	966,343

Net Assets	$57,097,908

Net Assets Consist of
Capital paid in	$58,005,157
Distributions in excess of net investment income	(3,276,747)
Accumulated net realized loss on investment transactions, futures and foreign currency transactions	(706,238)
Net unrealized appreciation on investments, futures and foreign currency transactions	3,075,736

Net Assets	$57,097,908

Net Asset Value
Shares outstanding, unlimited number of shares authorized, $0.001 par value	6,680,919
Net Asset Value	$8.55
See accompanying notes to financial statements.

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	5

Statement of Operations

For the Year Ended September 30, 2007
Investment Income
Interest	$2,317,067
Interest from affiliates (Note C)	23
Dividends	112,890

Total investment income	2,429,980

Expenses
Investment advisory fees	141,482
Administration fees	70,741
Legal and audit fees	28,316
Custodian fees	20,468
Officers’ and trustees’ fees	4,983
Printing fees	3,419
Transfer agent fees	2,810
Other	7,918

Total expenses	280,137
Less investment advisory fees waived	(141,482)
Less administration fees waived	(41,022)
Less transfer agent fees waived	(282)
Less fees paid indirectly (Note C)	(3)

Net expenses	97,348

Net investment income	2,332,632

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(750,407)
Futures	653,873
Foreign currency transactions	(3,302,602)

(3,399,136)

Net change in unrealized appreciation/depreciation on:
Investments	1,408,588
Futures	(237,612)
Foreign currency transactions	1,228,382

2,399,358

Net loss on investments, futures and foreign currency transactions	(999,778)

Net increase in net assets resulting from operations	$1,332,854

See accompanying notes to financial statements.

6	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Statements of Changes in Net Assets

	For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006
Operations
Net investment income	$2,332,632	$2,612,599
Net realized loss	(3,399,136)	(1,762,187)
Net change in unrealized appreciation/depreciation	2,399,358	1,037,050

Net increase in net assets resulting from operations	1,332,854	1,887,462

Dividends and Distributions to Shareholders from
Net investment income	(3,307,632)	(2,612,599)
Net realized gains	—	(196,270)

Total dividends and distributions to shareholders	(3,307,632)	(2,808,869)

Capital Share Transactions
Shares sold	11,265,335	22,419,430
Shares issued in reinvestment of distributions	3,172,447	2,743,838
Shares redeemed	(37,394,000)	(13,498,985)

Net increase (decrease) in net assets resulting from capital share transactions	(22,956,218)	11,664,283

Net Assets
Total increase (decrease) in net assets	(24,930,996)	10,742,876

Beginning of year	82,028,904	71,286,028

End of year	$57,097,908	$82,028,904

End of year undistributed (distributions in excess of) net investment income	$(3,276,747)	$1,004,981

See accompanying notes to financial statements.

STATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	7

Financial Highlights For a Share Outstanding Throughout Each Period

	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$8.66	$8.78	$8.75	$8.85	$8.87

Net investment income	0.28 [2]	0.30 [2]	0.36 [2]	0.33 [2]	0.42
Net realized gain (loss) and unrealized appreciation/depreciation	(0.01)	(0.09)	0.03	(0.10)	0.13

Net increase from investment operations	0.27	0.21	0.39	0.23	0.55

Dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.30)	(0.36)	(0.16)	(0.57)
Net realized gains	—	(0.03)	—	—	—
Tax return of capital	—	—	—	(0.17)	—

Total dividends and distributions	(0.38)	(0.33)	(0.36)	(0.33)	(0.57)

Net asset value, end of year	$8.55	$8.66	$8.78	$8.75	$8.85

Total Investment Return
Total return	3.26%	2.49%	4.47%	2.69%	6.39%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$57,098	$82,029	$71,286	$67,310	$56,122
Ratio of expenses to average net assets	0.14%	0.18%	0.22%	0.42%	0.26%
Ratio of expenses to average net assets (excluding interest expense)	0.14%	0.18%	0.20%	0.23%	0.26%
Ratio of expenses to average net assets (excluding waivers)	0.40%	0.47%	0.58%	0.71%	0.50%
Ratio of net investment income to average net assets	3.30%	3.50%	4.03%	3.80%	3.89%
Ratio of net investment income to average net assets (excluding waivers)	3.04%	3.21%	3.67%	3.51%	3.65%
Portfolio turnover	40%	156%	223%	203%	235%

[1]	Audited by other auditors.
[2]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.

8	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Notes to Financial Statements

(A) Organization

BlackRock Funds II (the “Fund”) was organized on April 26, 2007, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain portfolios of BlackRock Funds were merged into the Fund. As of September 30, 2007, the Fund had 30 registered portfolios. These financial statements relate to the Fund’s Strategic Portfolio I (the “Portfolio”). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Investment Valuation — Valuation of investments held by the Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Fund’s Board of Trustees (the “Board”). Futures are valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such futures are traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time) and previously were valued at the last sales price prior to 4:00 p.m. (Eastern Time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor under the supervision of the Board determines that such method does not represent fair value. Investments in open-end investment companies are valued at net asset value per share. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolio’s valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof. There were no Fair Valued Assets held by the Portfolio at September 30, 2007.

When determining the price for Fair Value Assets, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolio’s statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolio’s statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by the Portfolio each day on “settled” shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio’s net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(I) Market value of investment securities, assets and liabilities at the current rate of exchange.

(II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

(III) The Portfolio does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Contracts — The Portfolio may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio’s investment securities

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	9

Notes to Financial Statements (continued)

against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The aggregate principal amounts of the contracts are not recorded, as the Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2007, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value At September 30, 2007	Unrealized Foreign Exchange Gain/(Loss)
10/15/07	2,350,000,000	Japanese Yen	$21,031,718	$20,502,621	$529,097
10/17/07	3,064,813	Canadian Dollar	2,936,075	3,081,955	(145,880)
10/17/07	266,470,000	Japanese Yen	2,281,236	2,325,409	(44,173)
10/17/07	15,704,637	Euro	21,680,910	22,405,257	(724,347)
10/17/07	6,090,198	New Zealand Dollar	4,741,097	4,606,980	134,117
10/17/07	97,263	British Pound	197,342	198,917	(1,575)

			$52,868,378	$53,121,139	$(252,761)

Settlement Date	Currency Amount	Currency Purchased	Contract Amount	Value At September 30, 2007	Unrealized Foreign Exchange Gain
10/15/07	2,609,930,000	Japanese Yen	$22,607,286	$22,770,385	$163,099
10/17/07	965,000	Australian Dollar	820,805	855,565	34,760
10/17/07	3,529,861,000	Japanese Yen	29,162,258	30,804,104	1,641,846
10/17/07	1,455,069	Euro	2,026,928	2,075,896	48,968
10/17/07	1,066,100	New Zealand Dollar	759,283	806,460	47,177

			$55,376,560	$57,312,410	$1,935,850

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains and losses thereon are determined by use of specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited.

Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements with qualified third party brokers-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statement of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. There were no reverse repurchase agreements held by the Portfolio at September 30, 2007.

          Futures Transactions — The Portfolio uses futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use these instruments for leverage. These futures contracts obligate the Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date.

10	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Third, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

Financing Transactions — The Portfolio may enter into financing transactions consisting of a sale by the Portfolio of securities together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction. There were no financing transactions entered into by the Portfolio at September 30, 2007.

Investing in Government-Sponsored Enterprises — The Portfolio invests in securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and similar United States Government sponsored entities such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Freddie Mac, Fannie Mae and FHLBs, although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLBs are neither guaranteed nor insured by the United States Government.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to the Portfolio are charged directly to the Portfolio. Other operating expenses are prorated to the Portfolio on the basis of relative net assets.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Financial Management, Inc. (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolio. For its advisory services, BFM is entitled to receive fees, computed daily and payable monthly, at the annual rate of 0.20% of the Portfolio’s average daily net assets. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

BFM has contractually agreed to waive or reimburse all of its advisory fees for the Portfolio until February 1, 2008, and may reimburse the Portfolio for certain operating expenses.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for the Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Transfer agency fees are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolio is also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of the Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

PFPC and BlackRock Advisors, LLC (“BlackRock”), act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Portfolio.

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses to 0.26% of the Portfolio’s average daily net assets. This agreement is reviewed annually by the Fund’s Board.

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of the Portfolio that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for the Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

          At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

Expiring January 31, 2008	Expiring January 31, 2009	Expiring January 31, 2010	Total Waivers Subject to Reimbursement
$224,974	$136,699	$51,383	$413,056

The waivers previously recorded by the Portfolio which were subject to recoupment by BlackRock, expired on January 31, 2007 in the amount of $158,645.

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	11

Notes to Financial Statements (continued)

During the year ended September 30, 2007, Merrill Lynch, through their affiliated broker dealer Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPF&S”), earned commissions on transactions of $148.

The Portfolio may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolio. The income earned for the year ended September 30, 2007 was $23.

The Portfolio may also receive earnings credits related to cash balances with PFPC which are shown on the Statement of Operations as “fees paid indirectly.”

(D) Purchase and Sales of Securities

For the year ended September 30, 2007, purchases and sales of securities, excluding short-term and U.S. government securities, were $22,997,383 and $60,622,391 respectively.

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	For the Year Ended September 30,
	2007	2006
Shares sold	1,344,890	2,600,316
Shares issued in reinvestment of dividends and distributions	374,329	317,765
Shares redeemed	(4,506,782)	(1,565,970)

Net increase (decrease)	(2,787,563)	1,352,111

(F) Short-Term Borrowings

The Portfolio, along with certain other funds managed by the investment advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolio pays a commitment fee of 0.06% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in other expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2007.

(G) Federal Tax Information

No provision is made for U.S. federal taxes as it is the Portfolio’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in the Statements of Changes in Net Assets are reported as ordinary income for U.S. federal income tax purposes.

Dividends from net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2007, attributable to realized foreign currency gains/(losses), and other differences between financial and tax accounting were reclassified to the following accounts:

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gain
$(3,306,728)	$3,306,728

The estimated tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

Date	Ordinary Income	Long-Term Capital Gain	Total Distributions
9/30/07	$3,304,366	$—	$3,304,366
9/30/06	2,612,599	196,270	2,808,869

As of September 30, 2007, the tax components of distributable earnings/accumulated losses were as follows:

Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Gains/Losses- Net *
$109,718	$(607,265)	$(409,702)

*	The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and post-October capital and currency losses.

As of September 30, 2007, the Portfolio had capital loss carryforwards available to offset future realized capital gains of $46,012 expiring September 30, 2014 and $561,253 expiring September 30, 2015 totaling $607,265.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be

12	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)

booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Portfolio’s financial statements, if any, is currently being assessed.

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of Strategic Portfolio I:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Strategic Portfolio I (the “Portfolio”), one of the thirty portfolios constituting the BlackRock Funds II (the “Fund”), as of September 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio of the Fund for the year ended September 30, 2003 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2007

14	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005

Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”)

(2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).

				61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/

Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.

				61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	15

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001

Partner and Head of International Practice, Covington & Burling (law firm)

(2001-Present);

Deputy Secretary of the Treasury

(1999-2001);

Under Secretary of State for Economic, Business and Agricultural Affairs

(1997-1999);

Under Secretary of Commerce for International Trade

(1996-1997);

U.S. Ambassador to the European Union

(1993-1996).

				61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996

Retired; Director

(1991-2001),

Vice Chairman and Chief Financial Officer

(1994-2001),

Executive Vice President- Accounting and Finance and Chief Financial Officer

(1991-1994),

USX Corporation

(a diversified company principally engaged in energy and steel businesses).

				61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)

Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee,

N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

16	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005

President (since 1999) and Vice

President-General Partner (since

1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds

(1990-2005);

Trustee, Metropolitan Series Funds, Inc.

(2001-2005).

				61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank Holding Company) (2001-2004).

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	17

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

18	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Additional Information (Unaudited)

(A) Board of Trustees’ Consideration of the Investment Advisory Agreement. In connection with the organization of BlackRock Funds II (the “Fund”), at a meeting held on May 31, 2007, the Fund’s Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock, Inc. (“BlackRock”) (“Independent Trustees”), unanimously approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Fund (with respect to the Portfolio) and BlackRock Financial Management, Inc. (the “Adviser”).

In determining to approve the proposed Investment Advisory Agreement the Trustees met with the relevant investment advisory personnel from the Adviser and considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Board received materials in advance of the meeting relating to its consideration of the Investment Advisory Agreement, including: (i) fees and expense ratio of the Portfolio in comparison to the fees and expense ratios of a peer group of funds; (ii) the Adviser’s economic outlook for the Portfolio and its general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of the Adviser; and (iv) information regarding compliance records and regulatory matters relating to the Adviser.

Advisory Fees. In approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the fees and expense ratio of the institutional share class of the Portfolio. They compared the fees, both before (referred to as “contractual”) and after (referred to as “actual”) any fee waivers and expense reimbursements, and expense ratio of the Portfolio against fees and expense ratios of a peer group. Both the peer group category and the funds within the peer group with respect to the fee and expense ratio comparisons were selected by Lipper Inc. (“Lipper”), which is not affiliated with the Adviser. The Board was provided with a description of the methodology used by Lipper to determine the peers for the Portfolio.

In addition to Lipper data, the Board also took into account the complexity of the investment management of the Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by the Adviser, including closed-end investment companies and separate accounts.

Following consideration of this information, the Trustees, including the Independent Trustees, concluded that the contractual fee to be paid pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, received information concerning the investment philosophy and investment process to be used by the Adviser in managing the Portfolio, as well as a description of the capabilities, personnel and services of the Adviser. In connection with this, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by the Adviser to the Portfolio under the Investment Advisory Agreement relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Investment Advisory Agreement was comparable to that found generally in investment company advisory agreements. The Trustees concluded that the scope of the Adviser’s services to be provided to the Portfolio was consistent with the Portfolio’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services and were reasonable in terms of approving the Investment Advisory Agreement.

The Trustees, including the Independent Trustees, also considered the quality of the services provided by the Adviser to the Portfolio. The Trustees evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Portfolio with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also noted information received concerning standards of the Adviser with respect to the execution of portfolio transactions. The Board considered the legal and compliance programs of each of the Fund and the Adviser, as well as the integrity of the systems in place to ensure implementation of such programs, and the record Adviser with regard to these matters.

The Trustees, including the Independent Trustees, also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Investment Advisory Agreement. The Trustees also took into account the time and attention to be devoted by senior management of the Adviser to the Portfolio. The Trustees also considered the business reputation of the Adviser and its financial resources and concluded that the Adviser would be able to meet any reasonably foreseeable obligation under the Investment Advisory Agreement.

Performance. The Trustees, including the Independent Trustees, received and considered information about the Adviser’s investment performance for the predecessor fund of the Portfolio. The Board received and considered information about the Portfolio’s one-, three- and five-year investment performance in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolio.

Economies of Scale. The Trustees, including the Independent Trustees, considered whether there would be economies of scale in respect of the management of the Portfolio. The Board also considered the fee waivers and expense reimbursement arrangements by the Adviser for the Portfolio. The Board, including the Independent Trustees, determined that

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007	19

Additional Information (Unaudited) (concluded)

the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale.

Other Benefits to the Adviser. The Trustees, including the Independent Trustees, also took into account other potential benefits to the Adviser, such as the ability to leverage investment professionals that also manage other portfolios, raising the profile of BlackRock in the broker-dealer community, and the engagement of affiliates of the Adviser as service providers to the Portfolio, including for administrative, transfer agency, distribution and custodial services. The Board also noted that the Adviser may use third-party research obtained by soft dollars generated by transactions in the Portfolio to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Trustees, concluded that these ancillary benefits that the Adviser and its affiliates could receive with regard to providing investment advisory and other services to the Portfolio were consistent with those generally available to other mutual fund sponsors.

Profitability. The Trustees, including the Independent Trustees, considered the level of the Adviser’s and its affiliates’ profits in respect of their relationship with the Portfolio. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Adviser and its affiliates in connection with the operation of the Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered the Adviser’s profit margins in comparison with available industry data. The Board, including the Independent Trustees, concluded that the Adviser’s profitability with respect to the Portfolio is reasonable relative to the services provided.

In their review, the Trustees, including the Independent Trustees, gave substantial weight to the fact that the Portfolio’s shareholders approved a substantially identical Investment Advisory Agreement at a shareholder meeting held in August of 2006.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the Investment Advisory Agreement. Rather, the Board, including the Independent Trustees, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolio to approve the Investment Advisory Agreement.

(B) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	Strategic Portfolio I
	Votes For	Votes Withheld
James H. Bodurtha	2,381,234	—
Bruce R. Bond	2,381,234	—
Donald W. Burton	2,381,234	—
Richard S. Davis	2,381,234	—
Stuart E. Eizenstat	2,381,234	—
Laurence D. Fink	2,381,234	—
Kenneth A. Froot	2,381,234	—
Henry Gabbay	2,381,234	—
Robert M. Hernandez	2,381,234	—
John F. O’Brien	2,381,234	—
Roberta Cooper Ramo	2,381,234	—
Jean Margo Reid	2,381,234	—
David H. Walsh	2,381,234	—
Fred G. Weiss	2,381,234	—
Richard R. West	2,381,234	—

(C) Important Tax Information. The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Strategic Portfolio I for the fiscal year ended September 30, 2007:

Foreign Source Income

Month Paid:
October 2006 - September 2007	46.75%

Interest Related Dividends for Non-U.S. Residents

Month Paid:
October 2006 - December 2006	17.73	%*
January 2007 - August 2007	27.78	%*

*	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

20	STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com/funds, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com/funds, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Financial Management, Inc.

New York, New York 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

STRATEGIC PORTFOLIO I	SEPTEMBER 30, 2007

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

STRAT-9/07-AR

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS

BlackRock
Municipal Bond Portfolios

ANNUAL REPORT I SEPTEMBER 30, 2007

AMT-Free Municipal Bond

Ohio Municipal Bond

Delaware Municipal Bond

Kentucky Municipal Bond

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders	1
Annual Report:
Portfolio Summaries
AMT-Free Municipal Bond	2-3
Ohio Municipal Bond	4-5
Delaware Municipal Bond	6-7
Kentucky Municipal Bond	8-9
About Portfolios’ Performance	10
Disclosure of Expenses	11
Financial Statements
Schedules of Investments	12-21
Key to Investment Abbreviations	22
Statements of Assets and Liabilities	24-25
Statements of Operations	26
Statements of Changes in Net Assets	27-28
Statements of Cash Flows	29-31
Financial Highlights	32-41
Notes to Financial Statements	42-53
Report of Independent Registered Public Accounting Firm	54
Fund Management	55-58
Additional Information	59-60

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary	AMT-Free Municipal Bond Portfolio

Management Commentary

How did the Portfolio perform?

•

All share classes of the Portfolio underperformed the broad-market Lehman Brothers Municipal Bond Index. The BlackRock and Institutional share classes outperformed, while the Service, Investor A, B and C classes underperformed, the Lipper General Municipal Debt Funds category average for the one-year period.

What factors influenced performance?

•

The Portfolio is positioned to derive its performance from income accrual rather than from price appreciation. The Portfolio benefited from this strategy, as well as our focus on muting price volatility. The Portfolio’s high credit quality also helped its performance, particularly during the volatile period at the end of the fiscal year.

•

Conversely, any exposure to lower-rated credits had a negative impact on the performance of the Portfolio as credit spreads widened amid the subprime mortgage fallout. Portfolio duration also was slightly longer than its benchmark, putting it in a somewhat more volatile position than some of its peers. We have made progress in moving toward a more neutral duration, but such progress is dependent on the availability of suitable investments.

•

The Portfolio’s cash position, at more than 4.8% of assets at period-end, also hindered performance. The higher cash reserves resulted from bond redemptions and a lack of suitable reinvestment opportunities.

Describe recent portfolio activity.

•	Generally, activity has been aimed at creating a portfolio with: an attractive distribution rate, less price volatility (by bringing duration closer to benchmark), and a high degree of credit quality.

•

The Portfolio historically consisted of very high-quality, intermediate-maturity holdings. Spread widening and a steepening of the yield curve argued for a restructuring, so we took advantage of yield-enhancement opportunities in appropriate lower-rated credits and longer maturities. In doing so, we swapped out of some shorter-maturity bonds by using periods of volatility to purchase securities with higher yields and wider credit spreads than had been available for several years. The Portfolio currently has an average credit quality of AA, even after purchases of lower-rated bonds.

•

Bond redemptions and some profit-taking resulted in a relatively high cash reserve. We are willing to tolerate this position while municipal money market yields remain at their current high level, near 4%. Having the large cash reserve provides the potential opportunity to participate in upcoming year-end new issuance, which is expected to contain securities that support the Portfolio’s underlying goals.

Total Return Based on a $10,000 Investment

The performance of the Lehman Brothers Municipal Bond Index (“Benchmark”) is presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the Portfolio is managed and the Benchmark is constructed may make comparisons between the Portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper General Municipal Debt Funds is also presented.

2	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	AMT-Free Municipal Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock Class	+2.27%	—	+3.30%	—	+4.37%	—
Institutional Class	+2.25%	—	+3.18%	—	+4.23%	—
Service Class	+1.91%	—	+2.85%	—	+3.91%	—
Investor A Class	+1.92%	(2.46)%	+2.82%	+1.92%	+3.81%	+3.36%
Investor B Class	+1.63%	(2.78)%	+2.14%	+1.79%	+3.25%	+3.25%
Investor C Class	+1.16%	+0.18%	+2.05%	+2.05%	+3.03%	+3.03%
Lehman Brothers Municipal Bond Index	+3.10%	—	+4.02%	—	+5.32%	—
Lipper General Municipal Debt Funds	+2.14%	—	+3.78%	—	+4.70%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares, 1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96; Investor C Shares, 2/28/97 and BlackRock Shares, 12/22/03. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

Including Interest Expense & Fees

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,006.30	1,005.20	1,003.70	1,003.60	1,004.70	999.80	1,021.60	1,021.45	1,019.97	1,019.87	1,021.04	1,016.01
Expenses Incurred During Period (4/01/07 - 9/30/07)	3.37	3.52	4.97	5.07	3.92	8.87	3.40	3.55	5.03	5.13	3.96	8.99

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.67%, 0.70%, 0.99%, 1.01%, 0.78% and 1.77% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Excluding Interest Expense & Fees

	Actual Expenses						Hypothetical Expenses (5% return before expenses)
	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	BlackRock Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,006.30	1,005.20	1,003.70	1,003.60	1,004.70	999.80	1,022.72	1,022.56	1,021.09	1,020.99	1,022.16	1,017.13
Expenses Incurred During Period (4/01/07 - 9/30/07)	2.26	2.41	3.87	3.97	2.81	7.77	2.28	2.44	3.91	4.01	2.84	7.87

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.48%, 0.77%, 0.79%, 0.56% and 1.55% for the BlackRock, Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	58.4%
AA	10.4
A	10.8
BBB	11.7
Unrated	8.7

Portfolio Statistics[3]
Average maturity (years)	14.17
Modified Duration[2]	5.28

Top Ten States (% of long-term investments)
Florida	15.1%
California	13.3
New Jersey	7.8
Puerto Rico	6.9
Washington	6.6
Pennsylvania	5.8
Multi-State	5.4
Texas	5.1
Georgia	4.6
Illinois	3.9

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

[3]	Unaudited.

Although the credit quality, statistics and top ten states listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	3

Portfolio Summary	Ohio Municipal Bond Portfolio

Management Commentary

How did the Portfolio perform?

•

All share classes of the Portfolio underperformed the broad-market Lehman Brothers Municipal Bond Index for the fiscal year. The Institutional class outperformed, while the Service, Investor A, B and C share classes underperformed, its Lipper Ohio Municipal Debt Funds category average, for the one-year period.

What factors influenced performance?

•

As measured by Municipal Market Data, yields on 30-year, AAA-rated municipal bonds rose from 4.17% to 4.44% over the past year, while prices correspondingly fell. Ten-year yields of the same quality rose from 3.68% to 3.81% over the 12-month period.

•

Bond markets were volatile over the past 12 months. Most recently, yields fell as prices moved higher on fears that the declining housing market and related credit issues would spill over into other fixed income sectors and eventually depress U.S. economic activity. The Federal Reserve Board (Fed) lowered short-term interest rates 0.50% at its September 18, 2007 meeting after holding steady for over a year. In its statement, the Fed noted that this action was partially intended to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Over the past 12 months, more than $440 billion in new tax-exempt bonds was marketed, an increase of 22% compared to a year ago. Thus far in 2007, issuance has increased more than 4.3% over 2005’s record pace.

•

Investor demand for municipal product was positive throughout most of the fiscal period. Statistics from the Investment Company Institute indicate that tax-exempt mutual funds received more than $13.2 billion in net new cash flows in the first eight months of 2007, an increase of over 55% compared to the same period in 2006. The positive longer-term trend held firm despite net outflows in August 2007.

•

We extended the Portfolio’s average maturity and added higher-yielding housing and hospital revenue bonds. These issues helped to improve the Portfolio’s distribution yield. Despite the positive impact on yield, these housing and hospital revenue bonds underperformed the general market due to increased supply pressures in 2007, contributing to the Portfolio’s underperformance on a total return basis.

Describe recent portfolio activity.

•

We focused on adding longer-maturity bonds, particularly housing and hospital revenue issues, to the Portfolio in an effort to bring its average maturity and interest rate sensitivity (duration) closer to its peer group average. Shorter-maturity issues, usually with maturities of less than 10 years, were sold to finance the purchase of the housing and hospital issues.

•

Even though new issuance of municipal bonds in the state of Ohio rose more than 37% over the past year, there was limited availability of longer-maturity issues at attractive prices, which made our strategy somewhat difficult to implement.

Total Return Based on a $10,000 Investment

The performance of the Lehman Brothers Municipal Bond Index (“Benchmark”) is presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the Portfolio is managed and the Benchmark is constructed may make comparisons between the Portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Ohio Municipal Debt Funds is also presented.

4	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Ohio Municipal Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		10 Years
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional Class	+2.54%	—	+3.21%	—	+4.80%	—
Service Class	+2.24%	—	+2.92%	—	+4.49%	—
Investor A Class	+2.29%	(2.09)%	+2.82%	+1.94%	+4.36%	+3.90%
Investor B Class	+1.43%	(2.99)%	+2.02%	+1.68%	+3.81%	+3.81%
Investor C Class	+1.42%	+0.43%	+2.04%	+2.04%	+3.54%	+3.54%
Lehman Brothers Municipal Bond Index	+3.10%	—	+4.02%	—	+5.32%	—
Lipper Ohio Municipal Debt Funds	+2.53%	—	+3.52%	—	+4.59%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio’s share classes were as follows: Institutional and Investor A Shares, 12/1/92; Service Shares, 7/29/93; Investor B Shares, 10/13/94 and Investor C Shares, 8/26/98. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

Including Interest Expense & Fees

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,010.80	1,009.30	1,009.60	1,004.40	1,005.20	1,018.25	1,016.78	1,016.98	1,012.82	1,012.56
Expenses Incurred During Period (4/01/07 - 9/30/07)	6.70	8.16	7.96	12.06	12.32	6.75	8.22	8.02	12.18	12.44

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.33%, 1.62%, 1.58%, 2.40% and 2.45% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Excluding Interest Expense & Fees

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,010.80	1,009.30	1,009.60	1,004.40	1,005.20	1,021.95	1,020.48	1,020.69	1,016.52	1,016.27
Expenses Incurred During Period (4/01/07 - 9/30/07)	3.02	4.48	4.28	8.39	8.65	3.05	4.52	4.31	8.48	8.73

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.89%, 0.85%, 1.67% and 1.72% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	70.9%
AA	14.7
A	5.2
BBB	7.1
Unrated	2.1

Portfolio Statistics[3]
Average maturity (years)	13.64
Modified Duration[2]	5.51

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

[3]	Unaudited.

Although the credit quality and statistics listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	5

Portfolio Summary	Delaware Municipal Bond Portfolio

Management Commentary

How did the Portfolio perform?

•

All share classes of the Portfolio underperformed the broad-market Lehman Brothers Municipal Bond Index. The Institutional and Investor A classes outperformed, while the Investor B and C classes underperformed, the Lipper Other States Municipal Debt Funds category average for the one-year period.

What factors influenced performance?

•

As measured by Municipal Market Data, yields on 30-year, AAA-rated municipal bonds rose from 4.17% to 4.44% over the past year, while prices correspondingly fell. Ten-year yields of the same quality rose from 3.68% to 3.81% over the 12-month period.

•

Bond markets were volatile over the past 12 months. Most recently, yields fell as prices moved higher on fears that the declining housing market and related credit issues would spill over into other fixed income sectors and eventually depress U.S. economic activity. The Federal Reserve Board (Fed) lowered short-term interest rates 0.50% at its September 18, 2007 meeting after holding steady for over a year. In its statement, the Fed noted that this action was partially intended to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Over the past 12 months, more than $440 billion in new tax-exempt bonds was marketed nationwide, an increase of 22% compared to a year ago. Thus far in 2007, issuance has increased more than 4.3% over 2005’s record pace.

•

Investor demand for municipal product was positive throughout most of the fiscal period. Statistics from the Investment Company Institute indicate that tax-exempt mutual funds received more than $13.2 billion in net new cash flows in the first eight months of 2007, an increase of over 55% compared to the same period in 2006. The positive longer-term trend held firm despite net outflows in August 2007.

•

The Portfolio’s performance was positively impacted over the fiscal year by its above-average yield and modestly defensive position at the start of the period. In the final three months of the fiscal year, the Portfolio’s performance was aided by its fully invested status, above-average yield and our ability to purchase some longer-maturity bonds at an opportune time.

•

The lack of new issuance and issuer diversity in the State of Delaware provided for limited investment opportunities, thereby detracting from Portfolio performance. Unlike the national trend, issuance of Delaware bonds declined 42% versus the same 12-month period a year ago.

Describe recent portfolio activity.

•

Throughout the year, when new issues were available, we took the opportunity to move toward the longer end of the municipal curve, where higher yields were available. To fund these purchases, we sold some shorter-maturity issues from the Portfolio. The ability to pursue this strategy was somewhat limited by the lack of attractive new issues in Delaware.

•	At period-end, the Portfolio was essentially fully invested, reflecting our efforts to maximize income for shareholders as well as our modestly constructive view of the market.

Total Return Based on a $10,000 Investment

**	The performance for the Lehman Brothers Municipal Bond Index (“Benchmark”) in the chart starts on June 1, 1998. The performance of the Benchmark is presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the Portfolio is managed and the Benchmark is constructed may make comparisons between the Portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Other States Municipal Debt Funds is also presented.

6	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Delaware Municipal Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional Class	+3.02%	—	+2.99%	—	+4.58%	—
Investor A Class	+2.74%	(1.66)%	+2.62%	+1.72%	+4.15%	+3.68%
Investor B Class	+2.02%	(2.43)%	+1.87%	+1.52%	+3.58%	+3.58%
Investor C Class	+2.02%	+1.03%	+1.87%	+1.87%	+3.39%	+3.39%
Lehman Brothers Municipal Bond Index**	+3.10%	—	+4.02%	—	+5.15%	—
Lipper Other States Municipal Debt Funds	+2.20%	—	+3.07%	—	+4.21%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations on 5/11/98. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

Including Interest Expense & Fees

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,015.60	1,015.30	1,010.60	1,011.70	1,013.98	1,012.61	1,009.06	1,009.06
Expenses Incurred During Period (4/01/07 - 9/30/07)	10.96	12.33	15.83	15.84	11.02	12.39	15.94	15.94

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 2.17%, 2.44%, 3.14% and 3.14% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Excluding Interest Expense & Fees

	Actual Expenses				Hypothetical Expenses (5% return before expenses)
	Institutional Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,015.60	1,015.30	1,010.60	1,011.70	1,021.55	1,020.18	1,016.62	1,016.62
Expenses Incurred During Period (4/01/07 - 9/30/07)	3.44	4.80	8.32	8.32	3.45	4.82	8.38	8.38

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.68%, 0.95%, 1.65% and 1.65% for the Institutional, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	56.5%
AA	3.9
A	25.1
BBB	13.9
Unrated	0.6

Portfolio Statistics[3]
Average maturity (years)	13.64
Modified Duration[2]	5.88

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

[3]	Unaudited.

Although the credit quality and statistics listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	7

Portfolio Summary	Kentucky Municipal Bond Portfolio

Management Commentary

How did the Portfolio perform?

•

All share classes of the Portfolio underperformed the broad-market Lehman Brothers Municipal Bond Index for the fiscal year. The Institutional class outperformed, while the Service, Investor A, B and C classes underperformed, the Lipper Kentucky Municipal Debt Funds category average for the one-year period.

What factors influenced performance?

•

As measured by Municipal Market Data, yields on 30-year, AAA-rated municipal bonds rose from 4.17% to 4.44% over the past year, while prices correspondingly fell. Ten-year yields of the same quality rose from 3.68% to 3.81% over the 12-month period.

•

Bond markets were volatile over the past 12 months. Most recently, yields fell as prices moved higher on fears that the declining housing market and related credit issues would spill over into other fixed income sectors and eventually depress U.S. economic activity. The Federal Reserve Board (Fed) lowered short-term interest rates 0.50% at its September 18, 2007 meeting after holding steady for over a year. In its statement, the Fed noted that this action was partially intended to offset deteriorating credit conditions in the housing market and to help prevent any negative spillover in the economy.

•

Over the past 12 months, more than $440 billion in new tax-exempt bonds was marketed nationwide, an increase of 22% compared to a year ago. Thus far in 2007, issuance has increased more than 4.3% over 2005’s record pace.

•

Investor demand for municipal product was positive throughout most of the fiscal period. Statistics from the Investment Company Institute indicate that tax-exempt mutual funds received more than $13.2 billion in net new cash flows in the first eight months of 2007, an increase of over 55% compared to the same period in 2006. The positive longer-term trend held firm despite net outflows in August 2007.

•

The Portfolio’s core holdings of higher-yielding issues and inverse floaters combined to generate an attractive distribution yield. However, volatility in fund flows challenged the Portfolio’s strategy. We found ourselves having to invest material fund inflows in early 2007 and subsequently liquidate securities in recent months to finance outflows. A lack of attractively priced longer-maturity Kentucky issues further limited our ability to fully implement our portfolio strategy. Unlike the national trend, new issuance of municipal bonds in the state of Kentucky fell 7.7% over the past year.

Describe recent portfolio activity.

•

Aside from managing around the liquidity concerns presented by the volatile fund flows, we focused our efforts on adding longer-maturity housing and hospital revenue bonds to the Portfolio. The goal was to bring the Portfolio’s average maturity and interest rate sensitivity closer to its Lipper peer group average. Although supply pressures in these sectors resulted in underperformance relative to the general market, these issues generated significant incremental coupon income.

Total Return Based on a $10,000 Investment

**	The performance of the Lehman Brothers Municipal Bond Index (“Benchmark”) in the chart starts on June 1, 1998. The performance of the Benchmark is presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the Portfolio is managed and the Benchmark is constructed may make comparisons between the Portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Kentucky Municipal Debt Funds is also presented.

8	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Kentucky Municipal Bond Portfolio

Performance Summary for the Period Ended September 30, 2007

Average Annual Total Return
	1 Year		5 Years		From Inception
	w /o sales charge	w / sales charge	w /o sales charge	w / sales charge	w /o sales charge	w / sales charge
Institutional Class	+2.13%	—	+3.17%	—	+4.08%	—
Service Class	+1.70%	—	+2.85%	—	+3.76%	—
Investor A Class	+1.86%	(2.51)%	+2.78%	+1.89%	+3.64%	+3.17%
Investor B Class	+1.14%	(3.21)%	+2.02%	+1.68%	+3.07%	+3.07%
Investor C Class	+1.06%	+0.09%	+2.02%	+2.02%	+2.90%	+2.90%
Lehman Brothers Municipal Bond Index**	+3.10%	—	+4.02%	—	+5.15%	—
Lipper Kentucky Municipal Debt Funds	+2.07%	—	+3.21%	—	+3.78%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations on 5/11/98. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

Including Interest Expense & Fees

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,007.30	1,004.70	1,006.10	1,002.40	1,001.60	1,020.28	1,018.71	1,019.01	1,015.30	1,015.30
Expenses Incurred During Period (4/01/07 -9/30/07)	4.68	6.23	5.93	9.59	9.58	4.72	6.29	5.99	9.70	9.70

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.93%, 1.24%, 1.18%, 1.91% and 1.91% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Excluding Interest Expense & Fees

	Actual Expenses					Hypothetical Expenses (5% return before expenses)
	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class	Institutional Class	Service Class	Investor A Class	Investor B Class	Investor C Class
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	1,007.30	1,004.70	1,006.10	1,002.40	1,001.60	1,021.90	1,020.33	1,020.63	1,016.93	1,016.93
Expenses Incurred During Period (4/01/07 - 9/30/07)	3.07	4.62	4.32	7.98	7.98	3.10	4.67	4.37	8.07	8.07

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.61%, 0.92%, 0.86%, 1.59% and 1.59% for the Institutional, Service, Investor A, B and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Credit Quality (% of long-term investments)[1,3]
AAA	71.0%
AA	9.2
A	5.0
BBB	10.0
Unrated	4.8

Portfolio Statistics[3]
Average maturity (years)	15.73
Modified Duration[2]	6.90

[1]	Using the higher of S&P’s or Moody’s ratings.
[2]

Duration measures a Portfolio’s price risk. Each year of duration represents an expected 1% change in the net asset value of the Portfolio for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

[3]	Unaudited.

Although the credit quality and statistics listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	9

About Portfolios’ Performance

•	BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than seven years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C Shares), and assumes the reinvestment of dividends and distributions.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008, as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance information for the Lipper General Municipal Debt Funds, Lipper Ohio Municipal Debt Funds, Lipper Other States Municipal Debt Funds and Lipper Kentucky Municipal Debt Funds represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B, Investor C and Service Shares is lower than the performance of Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

10	ANNUAL REPORT	SEPTEMBER 30, 2007

Disclosure of Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007. The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2007	11

Schedule of Investments As of September 30, 2007	AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 90.4%
Alabama — 1.6%
Alabama St. Pub. Sch. & Coll. Auth. Cap. Imp. Rev., Ser. 99C
5.75%	07/01/18	$3,000	$3,145,230
Tuscaloosa Spec. Care Fac. Rev., Capstone Vlg. Prj., Ser. 05A
5.12%	08/01/15	2,000	1,938,980

			5,084,210

Arizona — 0.4%
Pima Cnty. Indl. Dev. Auth. Ed. Rev., Arizona Charter Sch. Prj., Ser. 07O
5.25%	07/01/31	1,285	1,210,123

California — 13.2%
Antelope Vy. Hlth. Care Dist. Rev., Ser. 02A
5.25%	09/01/17	3,000	3,081,660
California St. GO, Ser. 05
5.00%	06/01/33	6,000	6,184,620
Chabot-Las Positas Cmnty. Coll. Dist. GO, Ser. 06-04B
5.00%	08/01/31	2,000	2,085,500
Clovis Pub. Fin. Auth. Wstwtr. Rev., Ser. 07
5.00%	08/01/26	3,000	3,142,350
Foothill Eastern Corridor Agcy. Toll Rd. Rev., Ser. 99
5.75%	01/15/40	8,500	8,611,350
Golden St. Tob. Securitization Corp. Rev., Ser. 07A-1
5.75%	06/01/47	2,000	1,904,200
Los Altos Sch. Dist. Cap. Apprec. GO, Ser. 01B
5.87%(b)(c)	08/01/13	3,380	1,742,829
Los Angeles Uni. Sch. Dist. GO, Ser. 06F
5.00%	07/01/30	2,000	2,089,260
Metropolitan Wtr. Dist. Southern California Wtrwks. Rev., Ser. 06B
5.00%	07/01/35	3,170	3,283,454
Metropolitan Wtr. Dist. Southern California Wtrwks. Rev., Ser. 07A
5.00%	07/01/37	4,000	4,165,920
Rancho Mirage Joint Pwr. Fin. Auth. Rev., Eisenhower Med. Ctr. Prj., Ser. 07A
5.00%	07/01/38	2,000	1,992,060
Sacramento Mun. Util. Dist. Elec. Rev., Ser. 92C
5.75%	11/15/09	430	444,379
Stockton-East Wtr. Dist. Rev., Ser. 02B
6.12%(c)	04/01/28	4,495	1,405,587
Vista Uni. Sch. Dist. GO, Ser. 07C
5.00%	08/01/28	2,185	2,294,032

			42,427,201

Colorado — 0.2%
Colorado Hlth. Fac. Auth. Rev., Christian Living Cmnty’s. Prj., Ser. 06A
5.75%	01/01/37	550	530,354

Connecticut — 0.9%
Connecticut Dev. Auth. Rev., Aquarion Wtr. Co. of Connecticut Prj., Ser. 07
5.10%	09/01/37	2,750	2,777,583

District of Columbia — 0.0%
District of Columbia GO, Ser. 93A-1
6.00%	06/01/11	50	54,165

Florida — 15.0%
Alachua Cnty. Indl. Dev. Rev., North Florida Retirement Vlg., Inc. Prj., Ser. 07
5.88%	11/15/36	2,500	2,525,450
Ave Maria Stewardship Cmnty. Dev. Dist. GO, Ser. 06
4.80%	11/01/12	1,000	945,860
Florida Dept. of Trans. Rev., Ser. 07A
5.00%	07/01/26	2,725	2,842,420
Florida St. Bd. of Ed. Cap. Outlay GO, Ser. 00D
5.75%	06/01/22	7,800	8,251,386
Florida St. Dept. Trans. Alligator Alley Rev., Ser. 07A
5.00%	07/01/24	2,585	2,708,899
Hillsborough Cnty. Indl. Dev. Auth. Hosp. Rev., Tampa Gen. Hosp. Prj., Ser. 06
5.25%	10/01/41	6,000	6,021,300
Miami-Dade Cnty. Aviation Rev., Ser. 07B
5.00%	10/01/28	3,750	3,875,288
Northern Palm Beach Cnty. Imp. Dist. Rev., Wtr. Ctrl. & Impt.-Unit Dev. Prj., Ser. 05-9B
5.00%	08/01/29	2,835	2,932,864
Orange Cnty. Hlth. Fac. Auth. Rev., Ser. 07
5.50%	07/01/32	1,250	1,200,925
Orange Cnty. Tourist Dev. Tax Rev., Ser. 05
5.00%	10/01/31	2,100	2,155,734
Riviera Beach Util. Spl. Dist. Wtr. & Swr. Rev., Ser. 04
5.00%	10/01/29	4,245	4,366,195
Sarasota Cnty. Hlth. Fac. Auth. Retirement Fac. Rev., Vlg. on The Isle Prj., Ser. 07
5.50%	01/01/27	1,000	984,740
Tampa Wtr. & Swr. Rev., Ser. 02
6.00%	10/14-10/16	2,455	2,823,691
Tampa-Hillborough Cnty. Expwy. Auth. Rev., Ser. 05
5.00%	07/01/25	5,150	5,368,411
Winter Haven Util. Sys. Rev., Ser. 05
5.00%	10/01/30	1,000	1,029,240

			48,032,403

Georgia — 4.6%
Atlanta Arpt. Fac. Rev., Ser. 94A
6.50%	01/01/10	1,000	1,062,740
Cobb Cnty. & Marietta Wtr. Auth. Rev., Ser. 02
5.50%	11/01/14	1,000	1,102,840
Forsyth Cnty. Sch. Dist. GO, Ser. 92
6.70%	07/01/12	1,000	1,080,140
Fulton Cnty. Fac. Corp. COP, Fulton Cnty. Pub. Purp. Prj., Ser. 99
5.50%	11/01/18	1,000	1,059,820
Gainesville Redev. Auth. Edl. Fac. Rev., Riverside Military Academy Prj., Ser. 07
5.12%	03/01/27	2,550	2,473,627
Houston Cnty. Hosp. Auth. Rev., Houston Healthcare Prj., Ser. 07
5.25%	10/01/42	6,810	6,893,491
Mun. Elec. Auth. Pwr. Rev., Ser. 93B
5.70%	01/01/19	1,000	1,103,560

			14,776,218

See accompanying notes to financial statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (continued)	AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Illinois — 3.9%
Chicago Wtr. Rev., Ser. 97
5.50%(b)	11/01/07	$8,885	$9,076,294
5.50%	11/01/22	1,020	1,041,909
Illinois Fin. Auth. Rev., Riverside Hlth. Sys. Prj., Ser. 04
6.25%(d)	11/15/29	2,000	2,000,000
Illinois Hsg. Dev. Auth. Rev., Multi-Fam. Prj., Ser. 94-5
6.65%	09/01/14	235	235,287

			12,353,490

Indiana — 0.4%
Indiana Hlth. Fac. Fing. Auth. Hosp. Rev., Methodist Hosp., Inc. Prj., Ser. 01
5.50%	09/15/31	1,320	1,319,974

Louisiana — 0.6%
Orleans Rev., Levee Dist. Pub. Imp. Prj., Ser. 86
5.95%	11/01/15	1,885	1,928,468

Maryland — 3.2%
Howard Cnty. GO, Cons. Pub. Imp. Prj., Ser. 04A
5.00%	08/15/19	6,695	7,345,486
Howard Cnty. Retirement Rev., Vantage House Fac. Prj., Ser. 07A
5.25%	04/01/27	2,000	1,917,540
Maryland St. Hlth. & Hgr. Edl. Fac. Auth. Rev., Ser. 07B
5.00%	01/01/17	1,000	976,760

			10,239,786

Massachusetts — 2.0%
Massachusetts Dev. Fin. Agcy. Rev., Linden Ponds, Inc. Fac. Prj., Ser. 07A
5.75%	11/15/42	1,000	976,350
Massachusetts St. GO, Ser. 04B
5.25%	08/01/15	5,000	5,504,500

			6,480,850

Michigan — 0.5%
Michigan Tobacco Settlement Fin. Auth. Rev., Ser. 07A
6.00%	06/01/48	1,630	1,625,892

Montana — 1.7%
Montana St. Dept. Trans. Rev., Hwy. 93 Const. Prj., Ser. 05
5.25%	06/01/16	5,000	5,482,650

Multi-State — 5.3%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(d)(e)(f)	06/30/49	3,000	3,113,100
Charter Mac Equity Issue Tr., Ser. 00
7.60%(e)(f)	11/30/50	9,000	9,763,110
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(e)(f)	06/30/50	4,000	4,165,880

			17,042,090

Nebraska — 0.3%
Omaha Pub. Pwr. Dist. Elec. Rev., Ser. 92B
6.15%	02/01/12	1,000	1,064,600

Nevada — 2.9%
Henderson Hlth. Fac. Rev., Catholic Healthcare West Prj., Ser. 07B
5.25%	07/01/31	9,000	9,164,430

New Jersey — 7.7%
New Jersey Hlth. Care Fac. Fing. Auth. Rev., St. Barnabas Hlth. Care Sys. Prj., Ser. 06A
5.00%	07/01/29	3,575	3,450,626
New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy. Prj., Ser. 92
6.20%	01/01/10	6,225	6,441,070
New Jersey St. Tpke. Auth. Rev., Ser. 00A
5.75%(b)	01/01/10	4,000	4,192,680
New Jersey St. Trans. Tr. Fd. Auth. Trans. Sys. Rev., Ser. 00A
6.00%(b)	06/15/10	10,000	10,638,600

			24,722,976

New York — 3.7%
New York City GO, Ser. 03I
5.75%(b)	03/13-03/19	390	427,774
New York City GO, Ser. 06A
5.00%	08/01/19	4,800	5,084,544
Tobacco Settlement Fin. Corp. Rev., Ser. 03A-1
5.50%	06/01/14	6,075	6,234,773

			11,747,091

North Carolina — 0.7%
Mun. Pwr. Agcy. Rev., Catawba Elec. Prj., Ser. 92A
6.00%	01/01/10	300	315,930
North Carolina Med. Care Cmnty. Retirement Fac. Rev., Ser. 07
5.12%	09/01/27	2,000	1,974,120

			2,290,050

Oklahoma — 0.8%
Tulsa Cnty. Indl. Auth. Hlth. Care Rev., St. Francis Hlth. Sys. Prj., Ser. 06
5.00%	12/15/36	2,500	2,516,325

Oregon — 2.7%
Clackamas Cnty. Unltd. GO, Sch. Dist. No. 62 Oregon City Prj., Ser. 00C
5.50%(b)	06/15/10	3,185	3,345,015
Port Portland Arpt. Rev., Ser. 99
5.50%	07/01/24	5,000	5,174,150

			8,519,165

Pennsylvania — 2.1%
Delaware Cnty. Auth. Rev., Mercy Hlth. Corp. Prj., Ser. 96
5.75%	12/15/20	2,400	2,530,992
Philadelphia Sch. Dist. GO, Ser. 99C
5.75%(b)	03/01/10	4,000	4,203,560

			6,734,552

Puerto Rico — 1.6%
Puerto Rico Con. Ctr. Dist. Auth. Hotel Occupancy Tax Rev., Ser. 06A
5.00%	07/01/24	5,000	5,271,550

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	13

Schedule of Investments (continued)	AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Rhode Island — 0.2%
Rhode Island Depositors Econ. Protection Corp. SO, Ser. 93
5.62%	08/01/09	$370	$379,216
Rhode Island St. Hlth. & Edl. Bldg. Corp. Rev., Hosp. Fing.-Lifespan Prj., Ser. 97
5.50%	05/15/16	200	204,258

			583,474

South Carolina — 0.5%
South Carolina Jobs Econ. Dev. Auth. Hlth. Fac. Rev., First Mtg. Episcopal Church Prj., Ser. 07
5.00%	04/01/24	1,500	1,475,175

Texas — 5.1%
Grand Prairie Indpt. Sch. Dist. GO, Ser. 00A
5.80%(b)	08/15/11	4,925	5,319,492
Red Oak Indpt. Sch. Dist. GO, Ser. 07
5.12%	08/26-08/28	4,940	5,208,478
Texas Wtr. Fin. Assist. GO, Ser. 00
5.75%	08/01/22	3,445	3,618,456
Travis Cnty. Hlth. Fac. Dev. Corp. Rev., Ascension Hlth. Credit Prj., Ser. 99A
5.88%(b)	11/15/09	1,980	2,091,929

			16,238,355

Utah — 0.0%
Salt Lake City Hosp. Rev., Ser. 88A
8.12%	05/15/15	100	114,827

Virginia — 2.1%
Pocahontas Pkwy. Toll Rd. Rev., Ser. 98B
5.85%(b)(c)	08/15/08	14,300	5,949,944
Reynolds Crossing Cmnty. Dev. Auth. Special Assessment Rev., Reynolds Crossing Prj., Ser. 07
5.10%	03/01/21	1,000	967,310

			6,917,254

Washington — 6.5%
King Cnty. Unltd. GO, Sch. Dist. No. 414 Lake Washington Prj., Ser. 00
5.75%(b)	12/01/10	500	532,880
Pierce Cnty. Unltd. GO, Sch. Dist. No. 416 White River Prj., Ser. 00
6.00%(b)	12/01/10	5,345	5,736,254
Washington St. GO, Ser. 00B
6.00%(b)	01/01/10	14,000	14,740,320

			21,009,454

TOTAL MUNICIPAL BONDS (Cost $283,234,788)			289,734,735

Mortgage Pass-Through — 0.0%
Government National Mortgage Assoc. I
6.00%
(Cost $2,820)	11/15/31	3	2,751

		Number of Shares
Short Term Investment — 0.0%
Wilmington Trust Tax-Free Money Market Fund, 3.27%(g)
(Cost $27,675)		27,675	27,675

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 90.4% (Cost $283,265,283)			289,765,161

		Par/Shares (000)
Affiliated Investments — 13.7%
Tender Option Municipal Bonds — 8.9%
Pennsylvania — 3.6%
Delaware Vy. Regl. Fin. Auth. Loc. Govt. Rev., Ser. 02B
(Cost $10,647,970)	07/01/32	$10,000	11,591,295

Puerto Rico — 5.3%
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.50%(h)	10/01/40	15,950	16,818,571

			28,409,866

Short Term Investment — 4.8%
Merrill Lynch Institutional Tax-Exempt Fund, 3.63%(g)		15,450	15,450,000

TOTAL AFFILIATED INVESTMENTS (Cost $42,201,339)			43,859,866

TOTAL INVESTMENTS IN SECURITIES — 104.1% (Cost $325,466,622(a))			333,625,027
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.8%			5,836,894
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (5.9)%			(18,929,229)

NET ASSETS — 100.0%			$320,532,692

See accompanying notes to financial statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	AMT-Free Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

(a)

Cost for federal income tax purposes is $306,836,622. The difference between book-basis and tax-basis is attributable primarily to the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$9,974,190
Gross unrealized depreciation	(1,815,785)

$8,158,405

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(c)	The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(d)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 5.3% of its net assets, with a current market value of $17,042,090, in securities restricted as to resale.

(f)

Securities represent a beneficial interest in a trust. The collateral deposited into the trust are federally tax-exempt multifamily housing revenue bonds issued by various state or local governments, or their respective agencies or authorities. Although they are not subject to mandatory redemption, each series is subject to remarketing on their respective stated maturity date.

(g)	Represents current yield as of September 30, 2007.
(h)

Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	15

Schedule of Investments As of September 30, 2007	Ohio Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 88.8%
Multi-State — 6.1%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(b)(c)(d)	06/30/49	$1,000	$1,037,700
Charter Mac Equity Issue Tr., Ser. 00
7.60%(b)(c)	11/30/50	1,000	1,084,790
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(b)(c)	06/30/50	2,000	2,082,940
7.75%(b)(c)	06/30/50	2,000	2,173,500

			6,378,930

Ohio — 72.4%
Akron GO, Ser. 01
5.50%	12/01/21	1,000	1,067,260
Brunswick GO, Ser. 94
6.30%	12/01/14	180	180,812
Cincinnati Wtr. Sys. Rev., Ser. 07B
5.00%	12/01/32	2,000	2,084,120
Cleveland St. Univ. Gen. Receipts Rev., Ser. 04
5.00%	06/01/34	3,000	3,088,950
Cleveland St. Univ. Gen. Receipts Rev., Ser. 07A
4.50%	06/01/36	2,000	1,942,140
Cuyahoga Cnty. Multi-Fam. Rev., Ser. 02 AMT
5.35%	09/20/27	935	952,410
Fairfield City Sch. Dist. GO, Ser. 94
7.45%	12/01/14	1,000	1,146,630
Greater Cleveland Regl. Trans. Auth. Cap. Imp. Rev., Ser. 01A
5.12%(e)	12/01/11	1,000	1,060,170
Hamilton Cnty. Sales Tax Rev., Ser. 00B
5.25%(e)	12/01/10	3,985	4,187,757
5.25%	12/01/32	1,015	1,052,423
Hamilton Cnty. Swr. Sys. Rev., Ser. 05B
5.00%	12/01/16	2,720	2,935,886
Hsg. Fin. Agcy. Rev., Wind River Prj., Ser. 94A AMT
5.55%	11/01/18	300	304,830
Marysville Sch. Dist. GO, Ser. 98
6.00%(e)	12/01/10	1,910	2,066,906
Mason City Sch. Dist. GO, Ser. 01
5.38%(e)	12/01/11	3,000	3,209,370
Mason City Sch. Dist. GO, Ser. 05
5.00%	12/01/15	3,000	3,257,820
Monroe Loc. Sch. Dist. GO, Ser. 06
5.50%	12/01/25	1,835	2,093,093
New Albany Cmnty. Auth. Fac. Rev., Ser. 01B
5.12%	10/01/21	2,750	2,890,360
Northeast Regl. Swr. Dist. Wstwtr. Rev., Ser. 07
4.50%	11/15/37	2,500	2,422,875
Northwestern Sch. Dist. Rev., Wayne & Ashland Cntys. Prj., Ser. 94
7.20%	12/01/10	300	312,582
Ohio Hsg. Fin. Agy. Cap. Fd. Rev., Ser. 07A
5.00%	04/01/27	2,000	2,071,960
Ohio Hsg. Fin. Agy. Mtg. Rev., Ser. 06A AMT
4.90%	09/01/36	2,500	2,410,075
Ohio St. Air Quality Dev. Auth. Rev., Dayton Pwr. & Light Co. Prj., Ser. 06
4.80%	09/01/36	2,000	1,951,040
Ohio St. Bldg. Auth. Data Ctr. Rev., Ser. 93A
5.90%	10/01/07	450	450,085
Ohio St. Env. Imp. Rev., USX Corp. Prj., Ser. 99
5.62%	05/01/29	1,000	1,013,870
Ohio St. Hgr. Edl. Fac. Rev., Denison Univ. Prj., Ser. 01
5.12%(e)	11/01/11	3,000	3,203,160
Ohio St. Hgr. Edl. Fac. Rev., Univ. Hosp. Hlth. Sys. Prj., Ser. 07
4.50%	01/15/31	2,000	1,797,100
Ohio St. Infra. Imp. GO, Ser. 97
5.35%	08/01/14	2,380	2,618,048
Ohio St. Major New St. Rev., Ser. 05
5.00%	12/15/14	2,660	2,877,216
Ohio St. Univ. GO, Ser. 02A
5.25%	12/01/18	3,290	3,504,080
Ohio St. Wtr. Dev. Auth. Rev., Steel-Cargill North Star Broken Hill Prj., Ser. 95 AMT
6.30%	09/01/20	500	500,080
Orrville Sch. Dist. GO, Ser. 07
5.25%	12/01/35	1,000	1,060,630
Pickerington Loc. Sch. Dist. Fac. Const. & Imp. Rev., Ser. 01
5.25%(e)	12/01/11	1,000	1,064,980
Scioto Cnty. Rev., Marine Term. Norfolk Southern Corp. Prj., Ser. 98
5.30%(d)	08/15/13	3,000	3,089,460
Springboro Wtr. Sys. Rev., Ser. 98
5.00%	12/01/18	2,500	2,556,800
Trotwood-Madison City Sch. Dist. GO, Ser. 02
5.00%(e)	12/01/12	2,000	2,132,980
Univ. of Cincinnati Rev., Ser. 01A
5.00%	06/01/31	2,000	2,044,660
Univ. of Toledo Rev., Ser. 02
5.25%(e)	06/01/11	1,195	1,263,928
West Muskingum Loc. Sch. Dist. Sch. Fac. Const. & Imp. GO, Ser. 03
5.00%	12/01/24	3,000	3,119,460
Westlake GO, Ser. 96
6.40%	12/01/08	1,095	1,099,916

			76,085,922

Puerto Rico — 10.3%
Cmwlth. GO, Ser. 02
5.50%	07/01/11	5,000	5,345,400
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 02E
5.50%(e)	02/01/12	2,990	3,216,313
Puerto Rico Cmwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. 07N
5.25%	07/01/39	2,000	2,219,380

			10,781,093

TOTAL MUNICIPAL BONDS (Cost $90,656,006)			93,245,945

See accompanying notes to financial statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Ohio Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

		Number of Shares	Value
Short Term Investment — 0.0%
Wilmington Trust Tax-Free Money Market Fund, 3.27%(f)
(Cost $12,576)		12,576	$12,576

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 88.8% (Cost $90,668,582)			93,258,521

	Maturity	Par/Shares (000)
Affiliated Investments — 24.7%
Tender Option Municipal Bonds — 22.7%
Puerto Rico — 22.7%
Puerto Rico Cmwlth. Hwy. & Trans. Auth. Rev.
5.00%(g)	07/01/18	$12,745	12,936,100
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.38%(g)	10/01/16	1,600	1,695,600
5.50%(g)	10/01/17	2,000	2,124,800
5.50%(g)	10/01/18	2,000	2,127,160
5.50%(g)	10/01/19	2,630	2,783,842
5.50%(g)	10/01/20	1,000	1,058,870
5.38%(g)	10/01/24	1,000	1,055,350

			23,781,722

Short Term Investment — 2.0%
CMA Ohio Municipal Money Fund,
3.11%(f)		2,137	2,136,586

TOTAL AFFILIATED INVESTMENTS (Cost $25,100,277)			25,918,308

TOTAL INVESTMENTS IN SECURITIES — 113.5% (Cost $115,768,859(a))			$119,176,829
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%			1,523,103
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (14.9)%			(15,652,183)

NET ASSETS — 100.0%			$105,047,749

(a)

Cost for federal income tax purposes is $100,343,859. The difference between book-basis and tax-basis is attributable primarily to the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$4,004,171
Gross unrealized depreciation	(596,201)

$3,407,970

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 6.1% of its net assets, with a current market value of $6,378,930, in securities restricted as to resale.

(c)

Securities represent a beneficial interest in a trust. The collateral deposited into the trust are federally tax-exempt multifamily housing revenue bonds issued by various state or local governments, or their respective agencies or authorities. Although they are not subject to mandatory redemption, each series is subject to remarketing on their respective stated maturity date.

(d)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(e)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(f)	Represents current yield as of September 30, 2007.
(g)

Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	17

Schedule of Investments As of September 30, 2007	Delaware Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 74.8%
Delaware — 57.8%
Delaware River & Bay Auth. Rev., Ser. 03
5.25%(b)	01/01/13	$1,000	$1,077,350
Delaware River & Bay Auth. Rev., Ser. 05
5.00%	01/01/24	1,000	1,044,450
Delaware St. Econ. Dev. Auth. Poll. Ctrl. Rev., Delmarva Pwr. Prj., Ser. 02B
5.20%	02/01/19	1,000	1,040,500
Delaware St. Econ. Dev. Auth. Rev., Del. Tech. Pk. Univ. Del. Prj., Ser. 00
6.00%(b)	02/01/10	1,000	1,064,440
Delaware St. Econ. Dev. Auth. Rev., Delmarva Pwr. Prj., Ser. 00 AMT
5.65%	07/01/28	3,850	3,986,598
Delaware St. Econ. Dev. Auth. Rev., First Mtg. Gilpin Prj., Ser. 98
5.62%	07/01/19	2,000	2,030,380
Delaware St. Econ. Dev. Auth. Rev., United Wtr. Delaware, Inc. Prj., Ser. 95 AMT
6.20%	06/01/25	2,000	2,003,360
Delaware St. Econ. Dev. Auth. Rev., Wtr. Dev. Prj., Ser. 92B
6.45%	12/01/07	1,165	1,170,312
Delaware St. GO, Ser. 05C
5.00%	03/01/23	1,500	1,645,935
Delaware St. Hlth. Fac. Auth. Rev., Beebe Med. Ctr. Prj., Ser. 04A
5.50%	06/01/24	1,000	1,027,430
Delaware St. Hlth. Fac. Auth. Rev., Catholic Hlth. East Prj., Ser. 03D
5.12%	11/15/24	1,750	1,786,313
5.25%	11/15/28	2,225	2,270,390
Delaware St. Hlth. Fac. Auth. Rev., Christiana Care Hlth. Svcs. Prj., Ser. 03
5.25%	10/01/12	1,750	1,874,215
Delaware St. Hsg. Auth. Rev., Multi-Fam. Mtg. Prj., Ser. 92C
7.38%	01/01/15	1,420	1,402,562
Delaware St. Hsg. Auth. Rev., Multi-Fam. Mtg. Prj., Ser. 01A
5.40%	07/01/24	2,250	2,323,980
Delaware St. Hsg. Auth. Rev., Sr. Sgl. Fam. Mtg. Prj., Ser. 00 AMT
5.90%	07/01/20	760	772,244
Delaware St. Hsg. Auth. Rev., Sr. Sgl. Fam. Mtg. Prj., Ser. 02A AMT
5.40%	01/01/34	525	529,924
Delaware St. Sld. Wst. Auth. Poll. Ctrl. Rev., Ser. 06
5.00%	06/01/23	2,000	2,087,100
Delaware Trans. Auth. Sys. Rev., Ser. 05
5.00%	07/01/12	1,000	1,062,920
Wilmington GO, Ser. 02
5.38%(b)	06/01/12	1,500	1,614,885
Wilmington Pk. Auth. Gtd. Pkg. Rev., Ser. 02
5.25%	09/14-09/15	2,500	2,739,470

			34,554,758

Multi-State — 10.7%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(c)(d)(e)	06/30/49	1,000	1,037,700
Charter Mac Equity Issue Tr., Ser. 00
7.60%(c)(d)	11/30/50	1,000	1,084,790
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
6.88%(c)(d)	06/30/50	2,000	2,082,940
7.75%(c)(d)	06/30/50	2,000	2,173,500

			6,378,930

Puerto Rico — 6.3%
Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A
5.38%	06/01/14	50	55,222
Puerto Rico Cmwlth. Hwy. Trans. Auth. Rev., Ser. 07CC
5.50%	07/01/31	1,000	1,112,150
5.25%	07/01/36	500	555,795
Puerto Rico Elec. Pwr. Auth. Rev., Ser. 07TT
5.00%	07/01/32	1,500	1,524,210
Puerto Rico Pub. Fin. Corp. Rev., Ser. 07A
5.25%	08/01/57	500	517,850

			3,765,227

TOTAL MUNICIPAL BONDS (Cost $43,665,204)			44,698,915

	Number of Shares
Short Term Investment — 0.1%
Wilmington Trust Tax-Free Money Market Fund, 3.27%(f)
(Cost $40,338)	40,338	40,338

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 74.9% (Cost $43,705,542)		44,739,253

See accompanying notes to financial statements.

18	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Delaware Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par/Shares (000)	Value
Affiliated Investments — 61.9%
Tender Option Municipal Bonds — 61.4%
Puerto Rico — 61.4%
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.38%(g)	10/01/16	$1,600	$1,695,600
5.50%(g)	10/01/17	2,000	2,124,800
5.50%(g)	10/01/18	2,000	2,127,160
5.50%(g)	10/01/19	2,630	2,783,842
5.50%(g)	10/01/20	1,000	1,058,870
5.38%(g)	10/01/24	1,000	1,055,350
Puerto Rico Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A
5.38%(g)	06/01/12	12,200	13,171,050
5.38%(g)	06/01/14	11,500	12,698,041

			36,714,713

Short Term Investment — 0.5%
Merrill Lynch Institutional Tax-Exempt Fund, 3.63%(f)		300	300,000

TOTAL AFFILIATED INVESTMENTS (Cost $34,713,611)			37,014,713

TOTAL INVESTMENTS IN SECURITIES — 136.8% (Cost $78,419,153(a))			81,753,966
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.2%			694,326
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (38.0)%			(22,700,064)

NET ASSETS — 100.0%			$59,748,228

(a)

Cost for federal income tax purposes is $56,127,093. The difference between book-basis and tax-basis is attributable primarily to the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,466,649
Gross unrealized depreciation	(194,776)

$3,271,873

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 10.7% of its net assets, with a current market value of $6,378,930, in securities restricted as to resale.

(d)

Securities represent a beneficial interest in a trust. The collateral deposited into the trust are federally tax-exempt multifamily housing revenue bonds issued by various state or local governments, or their respective agencies or authorities. Although they are not subject to mandatory redemption, each series is subject to remarketing on their respective stated maturity date.

(e)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(f)	Represents current yield as of September 30, 2007.
(g)

Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	19

Schedule of Investments As of September 30, 2007	Kentucky Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds — 92.8%
Kentucky — 72.8%
Boone Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 00B
5.38%(b)	08/01/10	$2,500	$2,645,475
Bowling Green Pub. Prj. GO, Ser. 07
5.00%	12/01/27	2,765	2,901,066
4.25%	12/01/32	2,255	2,102,224
Bowling Green Sch. Dist. Fin. Corp. Rev., Ser. 00
5.75%	01/18-01/20	2,185	2,299,713
Bullitt Cnty. Sch. Dist. Fin. Corp. Rev., Ser. 06
4.12%	12/01/24	1,300	1,237,561
Campbell & Kenton Cnty. Sant. Dist. Rev., Ser. 06
4.38%	08/01/30	1,500	1,452,105
4.38%	08/01/31	2,115	2,034,567
4.38%	08/01/32	2,275	2,180,360
4.38%	08/01/34	1,050	1,001,900
Christian Cnty. Pub. Courthouse Corp. Lease Rev., Court Fac. Prj., Ser. 07
4.00%	08/01/17	1,135	1,136,600
Frankfort Elec. & Wtr. Plant Bd. Rev., Ser. 99
5.60%	12/01/19	1,045	1,096,341
Hardin Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 00
5.50%(b)	02/01/10	1,675	1,763,507
Hopkins Cnty. GO, Detention Fac. Prj., Ser. 00
5.75%(b)	02/01/10	1,800	1,905,120
Hsg. Corp. Hsg. Rev., Ser. 01F AMT
5.45%	01/01/32	450	454,828
Hsg. Corp. Hsg. Rev., Ser. 06U AMT
4.85%	07/01/27	5,305	5,205,425
Jefferson Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 99A
5.25%	01/01/14	2,000	2,073,720
Jefferson Cnty. Sch. Dist. Fin. Corp. Sch. Bldg. Rev., Ser. 06B
4.12%	12/01/25	1,500	1,416,330
Kenton Cnty. Arpt. Bd. Arpt. Rev., Cincinnati Northern Kentucky Prj., Ser. 97A AMT
6.30%	03/01/15	1,000	1,021,790
Kenton Cnty. Pub. Pptys. Corp. Rev., First Mtg. Court Facs. Prj., Ser. 07
4.38%	03/01/29	1,750	1,681,435
Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton Healthcare, Inc. Prj., Ser. 00A
6.62%(b)	10/01/10	1,370	1,499,876
6.62%	10/01/28	380	407,246
Kentucky Hsg. Corp. Hsg. Rev., Ser. 07C AMT
4.80%	07/01/37	1,000	946,930
Kentucky Hsg. Corp. Hsg. Rev., Ser. 07E AMT
4.85%	07/01/37	2,000	1,909,000
Kentucky Mun. Pwr. Agcy. Rev., Prairie St. Prj., Ser. 07A
5.00%	09/01/37	1,000	1,032,360
Kentucky Rural Wtr. Fin. Corp. Rev., Ser. 07A
4.38%	02/01/32	585	560,026
Kentucky St. Tpke. Auth. Econ. Dev. Rev., Revitalization Prj., Ser. 01A
5.50%	07/01/15	1,000	1,116,090
Lexington-Fayette Urban Cnty. Govt. GO, Ser. 00A
5.75%	02/01/20	1,500	1,582,395
Lexington-Fayette Urban Cnty. Govt. Pub. Facs. Corp. Rev., Ser. 06
4.12%	10/01/22	930	900,128
4.25%	10/01/28	1,300	1,224,080
Lexington-Fayette Urban Cnty. Govt. Swr. Sys. Rev., Ser. 01A
5.00%	07/20-07/21	3,775	3,955,332
Louisville & Jefferson Cnty. Met. Govt. Hlth. Sys. Rev., Norton Hlth. Care, Inc. Prj., Ser. 06
5.25%	10/01/36	3,750	3,766,012
Louisville & Jefferson Cnty. Met. Swr. & Drain Sys. Rev., Ser. 99A
5.75%	05/15/33	3,750	3,927,225
Louisville & Jefferson Cnty. Regl. Arpt. Auth. Arpt. Sys. Rev., Ser. 01A AMT
5.75%	07/01/15	1,755	1,880,640
Louisville & Jefferson Cnty. Regl. Arpt. Auth. Spec. Fac. Rev., Ser. 99 AMT
5.50%	03/01/19	3,000	3,020,790
Louisville Regl. Arpt. Auth. Rev., Ser. 05A
5.00%	07/01/18	4,345	4,534,833
Louisville Wtrwks. Brd. Wtr. Sys. Rev., Louisville Wtr. Co. Prj., Ser. 00
5.25%	11/15/16	2,590	2,709,865
Taylor Cnty. GO, Detention Fac. Prj., Ser. 07
4.50%	09/01/32	1,000	975,080
Trimble Cnty. Env. Fac. Rev., Ser. 07
4.60%	06/01/33	4,100	4,020,993
Warren Cnty. Hosp. Fac. Rev., Cmnty. Hosp. Corp. Prj., Ser. 07A
5.00%	08/01/29	1,000	968,930

			76,547,898

Multi-State — 7.2%
Charter Mac Equity Issue Tr., Ser. 99
6.62%(c)(d)(e)	06/30/49	1,000	1,037,700
Charter Mac Equity Issue Tr., Ser. 00
7.60%(c)(d)	11/30/50	4,000	4,339,160
MuniMae Tax-Exempt Bond Subs., LLC, Ser. 00
7.75%(c)(d)	06/30/50	2,000	2,173,500

			7,550,360

Puerto Rico — 10.8%
Cmwlth. Hwy. & Trans. Auth. Rev., Ser. 00C
6.00%(b)	07/01/10	5,000	5,373,800
Puerto Rico Cmwlth. Hwy. & Trans. Auth. Trans. Rev., Ser. 07N
5.25%	07/01/39	3,000	3,329,070
Puerto Rico Elec. Pwr. Auth. Rev., Ser. 02II
5.25%(b)	07/01/12	2,500	2,709,000

			11,411,870

See accompanying notes to financial statements.

20	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedule of Investments (concluded)	Kentucky Municipal Bond Portfolio
(Percentages shown are based on Net Assets)

	Maturity	Par (000)	Value
Municipal Bonds (Continued)
Virgin Islands — 2.0%
Virgin Islands Pub. Fin. Auth. Rev., Ser. 06
5.00%	10/01/28	$2,000	$2,094,520

TOTAL MUNICIPAL BONDS (Cost $96,231,560)			97,604,648

		Number of Shares
Short Term Investment — 0.1%
Wilmington Trust Tax-Free Money Market Fund, 3.27%(f)
(Cost $62,369)		62,369	62,369

TOTAL INVESTMENTS IN SECURITIES BEFORE AFFILIATED INVESTMENTS — 92.9% (Cost $96,293,929)			97,667,017

		Par/Shares (000)
Affiliated Investments — 13.6%
Tender Option Municipal Bonds — 10.3%
Puerto Rico — 10.3%
Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A
5.38%(g)	10/01/16	$1,600	$1,695,600
5.50%(g)	10/01/17	2,000	2,124,800
5.50%(g)	10/01/18	2,000	2,127,160
5.50%(g)	10/01/19	2,630	2,783,842
5.50%(g)	10/01/20	1,000	1,058,870
5.38%(g)	10/01/24	1,000	1,055,350

			10,845,622

Short Term Investment — 3.3%
Merrill Lynch Institutional Tax-Exempt Fund, 3.63%(f)		3,500	3,500,000

TOTAL AFFILIATED INVESTMENTS (Cost $13,778,939)			14,345,622

TOTAL INVESTMENTS IN SECURITIES — 106.5% (Cost $110,072,868(a))			112,012,639
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%			1,026,243
LIABILITY FOR TRUST CERTIFICATES, INCLUDING INTEREST AND FEES PAYABLE — (7.5)%			(7,831,844)

NET ASSETS — 100.0%			$105,207,038

(a)

Cost for federal income tax purposes is $102,420,585. The difference between book-basis and tax-basis is attributable primarily to the difference between book and tax treatment of residual interests in tender option bond trusts. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$3,375,744
Gross unrealized depreciation	(1,463,690)

$1,912,054

(b)	This bond is prerefunded. U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2007, the Portfolio held 7.2% of its net assets, with a current market value of $7,550,360, in securities restricted as to resale.

(d)

Securities represent a beneficial interest in a trust. The collateral deposited into the trust are federally tax-exempt multifamily housing revenue bonds issued by various state or local governments, or their respective agencies or authorities. Although they are not subject to mandatory redemption, each series is subject to remarketing on their respective stated maturity date.

(e)	Variable rate security. Rate shown is the rate as of September 30, 2007.
(f)	Represents current yield as of September 30, 2007.
(g)

Security represents underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Portfolio acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note B to the Financial Statements for details of Municipal Bonds held in Trust.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	21

Schedule of Investments	Municipal Bond Portfolios

KEY TO INVESTMENT ABBREVIATIONS
AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
GO	General Obligation
SO	Special Obligation

See accompanying notes to financial statements.

22	ANNUAL REPORT	SEPTEMBER 30, 2007

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Statements of Assets and Liabilities

As of September 30, 2007	AMT-Free Municipal Bond Portfolio	Ohio Municipal Bond Portfolio	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$289,765,161	$93,258,521	$44,739,253	$97,667,017
Investments at value - affiliated long term[2]	28,409,866	23,781,722	36,714,713	10,845,622
Investments at value - affiliated short term[3]	15,450,000	2,136,586	300,000	3,500,000
Interest and dividends receivable	3,846,115	1,364,685	660,730	1,394,987
Interest and dividends receivable - affiliated	599,923	452,338	705,651	283,736
Investments sold receivable	4,733,195	—	—	—
Receivable from advisor	58	844	172	380
Capital shares sold receivable	1,226,469	127,658	333	39,212
Prepaid expenses	21,275	7,372	4,660	32,731

Total Assets	344,052,062	121,129,726	83,125,512	113,763,685

Liabilities
Trust certificates	18,630,000	15,425,000	22,355,000	7,680,000
Investments purchased payable	2,750,000	—	—	—
Distributions payable	976,241	331,582	167,003	378,255
Capital shares redeemed payable	679,313	5,517	440,203	258,212
Interest expense and fees payable	299,229	227,183	345,064	151,844
Investment advisory fees payable	72,234	33,831	18,974	28,745
Administration fees payable	26,040	6,747	4,411	8,698
Transfer agent fees payable	14,462	3,859	3,325	2,113
Custodian fees payable	5,818	2,910	2,241	3,090
Officers’ and trustees’ fees payable	2,858	881	501	938
Distribution fees payable	2,352	6,953	7,941	6,385
Other accrued expenses payable	60,823	37,514	32,621	38,367

Total Liabilities	23,519,370	16,081,977	23,377,284	8,556,647

Net Assets	$320,532,692	$105,047,749	$59,748,228	$105,207,038

Net Assets Consist of
Capital paid in	$334,669,627	$103,524,004	$59,202,484	$106,960,786
Undistributed net investment income	919,626	540,718	276,904	641,471
Accumulated net realized loss on investment transactions	(23,214,966)	(2,424,943)	(3,065,973)	(4,334,990)
Net unrealized appreciation on investments	8,158,405	3,407,970	3,334,813	1,939,771

Net Assets	$320,532,692	$105,047,749	$59,748,228	$105,207,038

[1] Cost of investments - unaffiliated	$283,265,283	$90,668,582	$43,705,542	$96,293,929
[2] Cost of investments - affiliated long term	26,751,339	22,963,691	34,413,611	10,278,939
[3] Cost of investments - affiliated short term	15,450,000	2,136,586	300,000	3,500,000

See accompanying notes to financial statements.

24	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	AMT-Free Municipal Bond Portfolio	Ohio Municipal Bond Portfolio	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio
BlackRock Shares
Net Assets	$24,026,984	$—	$—	$—
Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,243,423	—	—	—
Net Asset Value	$10.71	$—	$—	$—
Institutional Shares
Net Assets	$278,478,534	$85,200,029	$36,995,388	$80,671,148
Shares outstanding, unlimited number of shares authorized, $0.001 par value	26,000,260	8,240,951	3,813,901	8,704,282
Net Asset Value	$10.71	$10.34	$9.70	$9.27
Service Shares
Net Assets	$1,157,714	$1,765,475	$—	$290,431
Shares outstanding, unlimited number of shares authorized, $0.001 par value	108,170	170,592	—	31,316
Net Asset Value	$10.70	$10.35	$—	$9.27
Investor A Shares
Net Assets	$9,868,348	$6,938,256	$10,448,092	$14,184,913
Shares outstanding, unlimited number of shares authorized, $0.001 par value	921,055	671,040	1,076,462	1,530,446
Net Asset Value	$10.71	$10.34	$9.71	$9.27
Investor B Shares
Net Assets	$3,087,953	$5,142,065	$4,675,263	$1,713,975
Shares outstanding, unlimited number of shares authorized, $0.001 par value	288,256	497,181	481,538	184,905
Net Asset Value	$10.71	$10.34	$9.71	$9.27
Investor C Shares
Net Assets	$3,913,159	$6,001,924	$7,629,485	$8,346,571
Shares outstanding, unlimited number of shares authorized, $0.001 par value	365,308	580,073	786,035	898,432
Net Asset Value	$10.71	$10.35	$9.71	$9.29

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	25

Statements of Operations

For the Year Ended September 30, 2007	AMT-Free Municipal Bond Portfolio	Ohio Municipal Bond Portfolio	Delaware Municipal Bond Portfolio	Kentucky Municipal Bond Portfolio
Investment Income
Interest	$15,894,562	$4,490,844	$2,290,716	$4,647,082
Dividends	49,135	23,841	12,216	39,343
Interest from affiliates (Note C)	1,237,882	1,661,575	1,715,178	713,921
Dividends from affiliates (Note C)	193,393	49,899	15,730	119,280

Total Investment Income	17,374,972	6,226,159	4,033,840	5,519,626

Expenses
Investment advisory fees	1,755,913	533,717	338,503	560,797
Administration fees	263,387	80,058	46,160	76,472
Administration fees - class specific	87,810	26,695	15,394	25,462
Legal and audit fees	57,561	40,667	41,089	51,254
Registration fees and expenses	57,096	13,621	13,553	34,726
Shareholder servicing fees - class specific	42,957	52,684	61,159	49,541
Custodian fees	38,386	16,614	9,945	13,390
Distribution fees - class specific	32,768	95,288	103,668	55,182
Printing fees	32,720	18,440	12,752	19,799
Transfer agent fees - class specific	30,823	23,225	17,169	9,927
Officers’ and trustees’ fees	23,591	7,134	4,136	6,418
Other	38,450	15,259	9,818	12,447

Total expenses excluding interest expense and fees	2,461,462	923,402	673,346	915,415
Interest expense and fees	718,130	828,124	868,778	410,644

Total expenses	3,179,592	1,751,526	1,542,124	1,326,059
Less investment advisory fees waived	(690,623)	(79,611)	(79,194)	(174,124)
Less fees waived by advisor	(2,756)	(8,302)	(182)	(1,683)
Less administration fees waived - class specific	(14,184)	(22,691)	(5,318)	(1,445)
Less transfer agent fees waived - class specific	(537)	(1,923)	(1,035)	(183)
Less transfer agent fees reimbursed - class specific	(690)	(10,780)	(7,846)	(2,187)
Less fees paid indirectly (Note C)	(49)	(41)	(34)	(11)

Net expenses	2,470,753	1,628,178	1,448,515	1,146,426

Net investment income	14,904,219	4,597,981	2,585,325	4,373,200

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment transactions	(712,024)	234,372	(229,712)	318,995
Affiliated investment transactions	—	1,046,152	—	89,503
Swaps	—	—	—	(92,958)

	(712,024)	1,280,524	(229,712)	315,540

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	(6,084,076)	(1,722,635)	(352,676)	(2,862,049)
Investments - affiliated	(527,898)	(1,632,762)	(322,288)	(258,265)

	(6,611,974)	(3,355,397)	(674,964)	(3,120,314)

Net loss on investments and swaps	(7,323,998)	(2,074,873)	(904,676)	(2,804,774)

Net increase in net assets resulting from operations	$7,580,221	$2,523,108	$1,680,649	$1,568,426

See accompanying notes to financial statements.

26	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets

	AMT-Free Municipal Bond Portfolio		Ohio Municipal Bond Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Decrease in Net Assets:	2007	2006	2007	2006
Operations
Net investment income	$14,904,219	$16,110,604	$4,597,981	$5,336,455
Net realized gain (loss)	(712,024)	(4,247)	1,280,524	101,076
Net change in unrealized appreciation/depreciation	(6,611,974)	(2,884,383)	(3,355,397)	(1,822,507)

Net increase in net assets resulting from operations	7,580,221	13,221,974	2,523,108	3,615,024

Dividends to Shareholders from
Net investment income:
BlackRock Class	(2,470,313)	(3,475,086)	—	—
Institutional Class	(11,793,357)	(11,882,404)	(3,636,795)	(4,350,150)
Service Class	(46,544)	(56,532)	(47,053)	(38,325)
Investor A Class	(377,202)	(359,666)	(287,438)	(307,822)
Investor B Class	(125,337)	(140,467)	(184,932)	(283,695)
Investor C Class	(96,795)	(84,593)	(214,444)	(249,319)

Total dividends from net investment income	(14,909,548)	(15,998,748)	(4,370,662)	(5,229,311)

Capital Share Transactions (Note E)
Net decrease in net assets resulting from capital share transactions	(33,460,379)	(35,607,848)	(4,232,863)	(13,854,272)

Net Assets
Total decrease in net assets	(40,789,706)	(38,384,622)	(6,080,417)	(15,468,559)
Beginning of year	361,322,398	399,707,020	111,128,166	126,596,725

End of year	$320,532,692	$361,322,398	$105,047,749	$111,128,166

End of year undistributed net investment income	$919,626	$1,012,090	$540,718	$353,422

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	27

Statements of Changes in Net Assets (concluded)

	Delaware Municipal Bond Portfolio		Kentucky Municipal Bond Portfolio
	For the Year Ended September 30,		For the Year Ended September 30,
Increase (Decrease) in Net Assets:	2007	2006	2007	2006
Operations
Net investment income	$2,585,325	$2,897,754	$4,373,200	$3,471,984
Net realized gain (loss)	(229,712)	(220,565)	315,540	261,796
Net change in unrealized appreciation/depreciation	(674,964)	(822,016)	(3,120,314)	(1,676,375)

Net increase in net assets resulting from operations	1,680,649	1,855,173	1,568,426	2,057,405

Dividends to Shareholders from
Net investment income:
Institutional Class	(1,557,888)	(1,754,372)	(4,432,021)	(2,598,714)
Service Class	—	—	(13,927)	(9,756)
Investor A Class	(422,321)	(482,604)	(610,931)	(235,933)
Investor B Class	(176,955)	(221,242)	(91,056)	(78,190)
Investor C Class	(268,982)	(354,034)	(224,702)	(28,120)

Total dividends from net investment income	(2,426,146)	(2,812,252)	(5,372,637)	(2,950,713)

Capital Share Transactions (Note E)
Net increase (decrease) in net assets resulting from capital share transactions	(4,875,342)	(15,693,449)	37,242,526	(9,666,669)

Net Assets
Total increase (decrease) in net assets	(5,620,839)	(16,650,528)	33,438,315	(10,559,977)
Beginning of year	65,369,067	82,019,595	71,768,723	82,328,700

End of year	$59,748,228	$65,369,067	$105,207,038	$71,768,723

End of year undistributed (distributions in excess of) net investment income	$276,904	$(93,855)	$641,471	$1,098,578

See accompanying notes to financial statements.

28	ANNUAL REPORT	SEPTEMBER 30, 2007

Statement of Cash Flows	Ohio Municipal Bond Portfolio

For the Year Ended September 30, 2007
Increase (Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$2,523,108

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of long-term investment securities	(26,780,568)
Proceeds from disposition and maturities of long-term investment securities	39,110,937
Net sale of short-term investment securities	(374,016)
Net decrease in unrealized appreciation on investment securities	3,355,397
Net realized gain on investment securities	(1,280,524)
Net amortization of premium (discount)	(34,714)
Decrease in interest receivable	266,020
Decrease in prepaid expenses	1,499
Decrease in receivable from advisor	781
Decrease in interest and fees payable	(66,826)
Increase in accrued expenses	402

Net cash provided by operating activities	16,721,496

Cash Flows Used for Financing Activities
Decrease in secured borrowings	(8,000,000)
Proceeds from shares sold	18,313,636
Shares redeemed	(23,450,181)
Cash distributions paid	(3,584,951)

Net cash used for financing activities	(16,721,496)

Cash
Net increase (decrease) in cash	—

Beginning balance	—

Ending balance	$—

Supplemental Disclosure of Cash Flow Information
Reinvestment of dividends and distributions (non-cash financing activity)	$678,386
Cash (paid during the year for interest)	894,950

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	29

Statement of Cash Flows	Delaware Municipal Bond Portfolio

For the Year Ended September 30, 2007
Increase (Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,680,649

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of long-term investment securities .	(8,760,072)
Proceeds from disposition and maturities of long-term investment securities	11,825,054
Net sale of short-term investment securities	811,712
Net decrease in unrealized appreciation on investment securities	674,964
Net realized loss on investment securities	229,712
Net amortization of premium (discount)	329,576
Decrease in interest receivable	83,089
Decrease in prepaid expenses	2,472
Decrease in receivable from advisor	494
Increase in interest and fees payable	13,962
Decrease in accrued expenses	(10,609)

Net cash provided by operating activities	6,881,003

Cash Flows Used for Financing Activities
Proceeds from shares sold	6,122,507
Shares redeemed	(11,088,505)
Cash distributions paid	(1,915,005)

Net cash used for financing activities	(6,881,003)

Cash
Net increase (decrease) in cash	—

Beginning balance	—

Ending balance	$—

Supplemental Disclosure of Cash Flow Information
Reinvestment of dividends and distributions (non-cash financing activity)	$520,078
Cash (paid during the year for interest)	854,816

See accompanying notes to financial statements.

30	ANNUAL REPORT	SEPTEMBER 30, 2007

Statement of Cash Flows	Kentucky Municipal Bond Portfolio

For the Year Ended September 30, 2007
Increase (Decrease) in Cash
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,568,426

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of long-term investment securities	(72,359,882)
Proceeds from disposition and maturities of long-term investment securities	41,453,915
Net change in swap transactions	(92,958)
Net purchase of short-term investment securities	(1,606,927)
Net decrease in unrealized appreciation on investment securities	3,120,314
Net realized gain on investment securities	(315,540)
Net amortization of premium (discount)	194,318
Increase in interest receivable	(491,092)
Increase in prepaid expenses	(26,663)
Increase in receivable from advisor	(224)
Decrease in interest and fees payable	(30,776)
Increase in accrued expenses	29,797

Net cash provided by operating activities	(28,557,292)

Cash Flows From Financing Activities
Decrease in secured borrowings	(3,655,000)
Proceeds from shares sold	74,904,870
Shares redeemed	(38,364,427)
Cash distributions paid	(4,328,151)

Net cash provided by financing activities	28,557,292

Cash
Net increase (decrease) in cash	—
Beginning balance	—

Ending balance	$—

Supplemental Disclosure of Cash Flow Information
Reinvestment of dividends and distributions (non-cash financing activity)	$932,366
Cash (paid during the year for interest)	441,420

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	31

Financial Highlights For a Share Outstanding Throughout Each Period	AMT-Free Municipal Bond Portfolio

	BlackRock Class				Institutional Class
	For the Year Ended September 30,			Period Ended 9/30/04[1]	For the Year Ended September 30,
	2007	2006	2005		2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of period	$10.93	$10.99	$11.11	$11.22	$10.93	$11.00	$11.11	$11.22	$11.38

Net investment income	0.46 [3]	0.47 [3]	0.49 [3]	0.37 [3]	0.46 [3]	0.46 [3]	0.47 [3]	0.48 [3]	0.54
Net realized and unrealized loss on investments	(0.22)	(0.06)	(0.17)	(0.10)	(0.22)	(0.07)	(0.12)	(0.10)	(0.17)

Net increase from investment operations	0.24	0.41	0.32	0.27	0.24	0.39	0.35	0.38	0.37

Dividends from net investment income	(0.46)	(0.47)	(0.44)	(0.38)	(0.46)	(0.46)	(0.46)	(0.49)	(0.53)

Net asset value, end of period	$10.71	$10.93	$10.99	$11.11	$10.71	$10.93	$11.00	$11.11	$11.22

Total Investment Return
Total return	2.27%	3.83%	3.23%	2.46%[4]	2.25%	3.65%	3.17%	3.46%	3.40%

Ratios/Supplemental Data
Net assets, end of year (000)	$24,027	$71,890	$85,552	$100,489	$278,479	$271,641	$295,737	$308,122	$334,685
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.45%	0.45%	0.45%	0.45%[5]	0.48%	0.52%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets (including interest expense and fees)	0.65%	0.64%	0.57%	0.51%	0.68%	0.71%	0.72%	0.66%	0.69%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	0.88%	0.88%	0.83%	0.75%	0.88%	0.92%	0.95%	0.88%	0.92%
Ratio of net investment income to average net assets	4.26%	4.35%	4.39%	4.34%	4.27%	4.26%	4.24%	4.34%	4.80%
Ratio of net investment income to average net assets
(excluding waivers)	4.03%	4.11%	4.13%	4.10%	4.07%	4.05%	4.01%	4.12%	4.57%
Portfolio turnover rate	88%	66%	87%	69%	88%	66%	87%	69%	72%

See accompanying notes to financial statements.

32	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	AMT-Free Municipal Bond Portfolio

	Service Class					Investor A Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[2]	2007	2006	2005	2004	2003[2]
Per Share Operating Performance
Net asset value, beginning of year	$10.92	$10.99	$11.10	$11.21	$11.38	$10.93	$11.00	$11.12	$11.22	$11.38

Net investment income	0.43 [3]	0.43 [3]	0.44 [3]	0.45 [3]	0.49	0.43 [3]	0.43 [3]	0.44 [3]	0.44 [3]	0.48
Net realized and unrealized loss on investments	(0.22)	(0.08)	(0.12)	(0.10)	(0.16)	(0.22)	(0.07)	(0.13)	(0.10)	(0.16)

Net increase from investment operations	0.21	0.35	0.32	0.35	0.33	0.21	0.36	0.31	0.34	0.32

Dividends from net investment income	(0.43)	(0.42)	(0.43)	(0.46)	(0.50)	(0.43)	(0.43)	(0.43)	(0.44)	(0.48)

Net asset value, end of year	$10.70	$10.92	$10.99	$11.10	$11.21	$10.71	$10.93	$11.00	$11.12	$11.22

Total Investment Return
Total return	1.91%	3.29%	2.91%	3.16%	2.99%	1.92%[6]	3.35%[6]	2.81%[6]	3.10%[6]	2.91%[6]
Ratios/Supplemental Data
Net assets, end of year (000)	$1,158	$1,249	$2,312	$2,702	$2,971	$9,868	$9,713	$8,965	$7,711	$8,573
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.79%	0.88%	0.86%	0.86%	0.90%	0.79%	0.82%	0.86%	1.00%	1.07%
Ratio of net expenses to average net assets (including interest expense and fees)	0.99%	1.07%	0.98%	0.92%	0.99%	0.99%	1.01%	0.98%	1.06%	1.16%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.19%	1.62%	1.20%	1.14%	1.22%	1.20%	1.31%	1.30%	1.37%	1.39%
Ratio of net investment income to average net assets	3.96%	3.91%	3.99%	4.09%	4.46%	3.96%	3.97%	3.99%	3.95%	4.31%
Ratio of net investment income to average net assets (excluding waivers)	3.76%	3.36%	3.77%	3.87%	4.23%	3.75%	3.67%	3.67%	3.64%	4.08%
Portfolio turnover rate	88%	66%	87%	69%	72%	88%	66%	87%	69%	72%

[1]	Commencement of operations of share class effective 12/22/03.
[2]	Audited by other auditors prior to the effect of the restatement discussed in Note I.
[3]	Calculated using the average shares outstanding method.
[4]	Not annualized.
[5]	Annualized.
[6]	Sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	33

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	AMT-Free Municipal Bond Portfolio

	Investor B Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.93	$11.00	$11.11	$11.22	$11.38

Net investment income	0.39 [2]	0.35 [2]	0.36 [2]	0.36 [2]	0.40
Net realized and unrealized loss on investments	(0.21)	(0.08)	(0.12)	(0.11)	(0.16)

Net increase from investment operations	0.18	0.27	0.24	0.25	0.24

Dividends from net investment income	(0.40)	(0.34)	(0.35)	(0.36)	(0.40)

Net asset value, end of year	$10.71	$10.93	$11.00	$11.11	$11.22

Total Investment Return
Total return[3]	1.63%	2.55%	2.14%	2.24%	2.14%
Ratios/Supplemental Data
Net assets, end of year (000)	$3,088	$4,168	$4,839	$5,869	$7,161
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.10%	1.60%	1.61%	1.75%	1.82%
Ratio of net expenses to average net assets (including interest expense and fees)	1.30%	1.79%	1.73%	1.81%	1.91%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.51%	1.99%	1.96%	2.03%	2.14%
Ratio of net investment income to average net assets	3.65%	3.20%	3.24%	3.21%	3.57%
Ratio of net investment income to average net assets (excluding waivers)	3.44%	3.00%	3.01%	2.99%	3.34%
Portfolio turnover rate	88%	66%	87%	69%	72%

See accompanying notes to financial statements.

34	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	AMT-Free Municipal Bond Portfolio

	Investor C Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.93	$11.00	$11.12	$11.21	$11.38

Net investment income	0.35 [2]	0.35 [2]	0.36 [2]	0.35 [2]	0.41
Net realized and unrealized loss on investments	(0.22)	(0.07)	(0.13)	(0.08)	(0.18)

Net increase from investment operations	0.13	0.28	0.23	0.27	0.23

Dividends from net investment income	(0.35)	(0.35)	(0.35)	(0.36)	(0.40)

Net asset value, end of year	$10.71	$10.93	$11.00	$11.12	$11.21

Total Investment Return
Total return[3]	1.16%	2.59%	2.05%	2.33%	2.05%
Ratios/Supplemental Data
Net assets, end of year (000)	$3,913	$2,662	$2,303	$2,918	$2,559
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.54%	1.56%	1.62%	1.73%	1.82%
Ratio of net expenses to average net assets (including interest expense and fees)	1.74%	1.75%	1.74%	1.79%	1.91%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.95%	1.95%	1.97%	2.01%	2.14%
Ratio of net investment income to average net assets	3.22%	3.22%	3.26%	3.17%	3.59%
Ratio of net investment income to average net assets (excluding waivers)	3.01%	3.02%	3.03%	2.96%	3.36%
Portfolio turnover rate	88%	66%	87%	69%	72%

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note I.
[2]	Calculated using the average shares outstanding method.
[3]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	35

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Ohio Municipal Bond Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.64	$10.88	$10.87	$11.09	$10.53	$10.65	$10.89	$10.87	$11.09

Net investment income	0.46 [2]	0.48 [2]	0.48 [2]	0.54 [2]	0.52	0.43 [2]	0.44 [2]	0.45 [2]	0.51 [2]	0.52
Net realized and unrealized loss on investments	(0.20)	(0.13)	(0.21)	(0.03)	(0.22)	(0.20)	(0.12)	(0.21)	(0.02)	(0.26)

Net increase from investment operations	0.26	0.35	0.27	0.51	0.30	0.23	0.32	0.24	0.49	0.26

Dividends from net investment income	(0.44)	(0.47)	(0.51)	(0.50)	(0.52)	(0.41)	(0.44)	(0.48)	(0.47)	(0.48)

Net asset value, end of year	$10.34	$10.52	$10.64	$10.88	$10.87	$10.35	$10.53	$10.65	$10.89	$10.87

Total Investment Return
Total return	2.54%	3.37%	2.55%	4.82%	2.79%	2.24%	3.06%	2.24%	4.60%	2.48%
Ratios/Supplemental Data
Net assets, end of year (000)	$85,200	$87,546	$100,501	$96,730	$97,589	$1,765	$1,122	$736	$700	$727
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.60%	0.60%	0.60%	0.60%	0.60%	0.89%	0.90%	0.90%	0.81%	0.90%
Ratio of net expenses to average net assets (including interest expense and fees)	1.38%	1.27%	1.04%	0.84%	0.93%	1.67%	1.57%	1.34%	1.05%	1.23%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.49%	1.42%	1.29%	1.08%	1.16%	1.76%	1.67%	1.54%	1.26%	1.45%
Ratio of net investment income to average net assets	4.45%	4.56%	4.47%	4.97%	4.78%	4.14%	4.25%	4.16%	4.74%	4.58%
Ratio of net investment income to average net assets (excluding waivers)	4.34%	4.41%	4.22%	4.73%	4.55%	4.05%	4.15%	3.96%	4.52%	4.36%
Portfolio turnover rate	21%	13%	9%	5%	15%	21%	13%	9%	5%	15%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.64	$10.88	$10.87	$11.09

Net investment income	0.44 [2]	0.45 [2]	0.44 [2]	0.49 [2]	0.46
Net realized and unrealized loss on investments	(0.20)	(0.14)	(0.21)	(0.03)	(0.21)

Net increase from investment operations	0.24	0.31	0.23	0.46	0.25

Dividends from net investment income	(0.42)	(0.43)	(0.47)	(0.45)	(0.47)

Net asset value, end of year	$10.34	$10.52	$10.64	$10.88	$10.87

Total Investment Return
Total return[3]	2.29%	3.05%	2.14%	4.34%	2.31%
Ratios/Supplemental Data
Net assets, end of year (000)	$6,938	$7,557	$8,873	$5,043	$7,494
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.85%	0.90%	0.99%	1.07%	1.08%
Ratio of net expenses to average net assets (including interest expense and fees)	1.63%	1.57%	1.43%	1.31%	1.41%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.81%	1.81%	1.64%	1.58%	1.64%
Ratio of net investment income to average net assets	4.21%	4.26%	4.05%	4.56%	4.32%
Ratio of net investment income to average net assets (excluding waivers)	4.03%	4.02%	3.84%	4.29%	4.09%
Portfolio turnover rate	21%	13%	9%	5%	15%

See accompanying notes to financial statements.

36	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Ohio Municipal Bond Portfolio

	Investor B Class					Investor C Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$10.52	$10.64	$10.88	$10.87	$11.09	$10.53	$10.65	$10.89	$10.87	$11.09

Net investment income	0.35 [2]	0.36 [2]	0.36 [2]	0.41 [2]	0.39	0.35 [2]	0.36 [2]	0.36 [2]	0.41 [2]	0.40
Net realized and unrealized loss on investments	(0.20)	(0.13)	(0.21)	(0.03)	(0.23)	(0.20)	(0.13)	(0.21)	(0.02)	(0.24)

Net increase from investment operations	0.15	0.23	0.15	0.38	0.16	0.15	0.23	0.15	0.39	0.16

Dividends from net investment income	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)	(0.33)	(0.35)	(0.39)	(0.37)	(0.38)

Net asset value, end of year	$10.34	$10.52	$10.64	$10.88	$10.87	$10.35	$10.53	$10.65	$10.89	$10.87

Total Investment Return
Total return[4]	1.43%	2.22%	1.38%	3.57%	1.54%	1.42%	2.24%	1.38%	3.66%	1.54%
Ratios/Supplemental Data
Net assets, end of year (000)	$5,142	$7,070	$9,424	$10,280	$10,453	$6,002	$7,832	$7,063	$5,411	$5,740
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.69%	1.72%	1.75%	1.79%	1.82%	1.70%	1.69%	1.74%	1.77%	1.82%
Ratio of net expenses to average net assets (including interest expense and fees)	2.47%	2.39%	2.19%	2.03%	2.15%	2.48%	2.36%	2.18%	2.01%	2.15%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.55%	2.46%	2.29%	2.21%	2.38%	2.56%	2.44%	2.28%	2.19%	2.38%
Ratio of net investment income to average net assets	3.38%	3.46%	3.32%	3.78%	3.55%	3.37%	3.46%	3.30%	3.80%	3.55%
Ratio of net investment income to average net assets (excluding waivers)	3.30%	3.39%	3.22%	3.60%	3.32%	3.29%	3.38%	3.20%	3.62%	3.32%
Portfolio turnover rate	21%	13%	9%	5%	15%	21%	13%	9%	5%	15%

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note 1.
[2]	Calculated using the average shares outstanding method.
[3]	Sales load not reflected in total return.
[4]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	37

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Delaware Municipal Bond Portfolio

	Institutional Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.92	$10.13	$10.23	$10.54

Net investment income	0.43 [2]	0.43 [2]	0.43 [2]	0.47 [2]	0.52
Net realized and unrealized loss on investments	(0.14)	(0.11)	(0.21)	(0.08)	(0.27)

Net increase from investment operations	0.29	0.32	0.22	0.39	0.25

Dividends from net investment income	(0.41)	(0.42)	(0.43)	(0.49)	(0.56)

Net asset value, end of year	$9.70	$9.82	$9.92	$10.13	$10.23

Total Investment Return
Total return	3.02%	3.34%	2.16%	3.92%	2.53%
Ratios/Supplemental Data
Net assets, end of year (000)	$36,995	$38,044	$46,782	$54,451	$54,512
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.68%	0.69%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets (including interest expense and fees)	2.09%	1.95%	1.45%	1.17%	1.36%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.22%	2.11%	1.67%	1.36%	1.56%
Ratio of net investment income to average net assets	4.47%	4.43%	4.24%	4.61%	5.06%
Ratio of net investment income to average net assets (excluding waivers)	4.34%	4.27%	4.02%	4.42%	4.86%
Portfolio turnover rate	11%	5%	8%	3%	26%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.93	$10.13	$10.24	$10.54

Net investment income	0.41 [2]	0.40 [2]	0.39 [2]	0.42 [2]	0.45
Net realized and unrealized gain (loss) on investments	(0.15)	(0.11)	(0.20)	(0.09)	(0.24)

Net increase from investment operations	0.26	0.29	0.19	0.33	0.21

Dividends from net investment income	(0.38)	(0.39)	(0.39)	(0.44)	(0.51)

Net asset value, end of year	$9.71	$9.83	$9.93	$10.13	$10.24

Total Investment Return
Total return[3]	2.74%	3.01%	1.85%	3.35%	2.15%
Ratios/Supplemental Data
Net assets, end of year (000)	$10,448	$11,560	$14,421	$12,895	$8,634
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.95%	1.00%	1.09%	1.14%	1.17%
Ratio of net expenses to average net assets (including interest expense and fees)	2.36%	2.26%	1.84%	1.61%	1.83%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.51%	2.47%	2.01%	1.87%	2.02%
Ratio of net investment income to average net assets	4.20%	4.11%	3.86%	4.16%	4.48%
Ratio of net investment income to average net assets (excluding waivers)	4.05%	3.90%	3.69%	3.90%	4.30%
Portfolio turnover rate	11%	5%	8%	3%	26%

See accompanying notes to financial statements.

38	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Delaware Municipal Bond Portfolio

	Investor B Class					Investor C Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.93	$10.14	$10.24	$10.54	$9.83	$9.93	$10.13	$10.24	$10.54

Net investment income	0.34 [2]	0.33 [2]	0.31 [2]	0.35 [2]	0.37	0.34 [2]	0.33 [2]	0.31 [2]	0.35 [2]	0.37
Net realized and unrealized loss on investments	(0.15)	(0.11)	(0.21)	(0.08)	(0.23)	(0.15)	(0.11)	(0.20)	(0.09)	(0.23)

Net increase from investment operations	0.19	0.22	0.10	0.27	0.14	0.19	0.22	0.11	0.26	0.14

Dividends from net investment income	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)	(0.31)	(0.32)	(0.31)	(0.37)	(0.44)

Net asset value, end of year	$9.71	$9.83	$9.93	$10.14	$10.24	$9.71	$9.83	$9.93	$10.13	$10.24

Total Investment Return
Total return[4]	2.02%	2.26%	0.99%	2.68%	1.38%	2.02%	2.26%	1.10%	2.58%	1.38%
Ratios/Supplemental Data
Net assets, end of year (000)	$4,675	$6,213	$7,524	$8,606	$8,528	$7,629	$9,551	$13,293	$14,500	$14,529
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.65%	1.72%	1.84%	1.89%	1.92%	1.65%	1.73%	1.85%	1.89%	1.91%
Ratio of net expenses to average net assets (including interest expense and fees)	3.06%	2.98%	2.59%	2.36%	2.58%	3.06%	2.99%	2.60%	2.36%	2.57%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	3.28%	3.16%	2.67%	2.49%	2.75%	3.27%	3.15%	2.67%	2.49%	2.74%
Ratio of net investment income to average net assets	3.48%	3.40%	3.10%	3.42%	3.70%	3.49%	3.41%	3.11%	3.43%	3.56%
Ratio of net investment income to average net assets (excluding waivers)	3.26%	3.22%	3.02%	3.29%	3.52%	3.28%	3.25%	3.04%	3.30%	3.40%
Portfolio turnover rate	11%	5%	8%	3%	26%	11%	5%	8%	3%	26%

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note I.
[2]	Calculated using the average shares outstanding method.
[3]	Sales load not reflected in total return.
[4]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	39

Financial Highlights (continued) For a Share Outstanding Throughout Each Period	Kentucky Municipal Bond Portfolio

	Institutional Class					Service Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.58	$9.69	$9.73	$9.77	$9.99	$9.59	$9.70	$9.74	$9.78	$9.99

Net investment income	0.41 [2]	0.46 [2]	0.46 [2]	0.45 [2]	0.48	0.39 [2]	0.43 [2]	0.43 [2]	0.43 [2]	0.45
Net realized and unrealized loss on investments	(0.21)	(0.18)	(0.14)	(0.07)	(0.20)	(0.23)	(0.18)	(0.14)	(0.08)	(0.19)

Net increase from investment operations	0.20	0.28	0.32	0.38	0.28	0.16	0.25	0.29	0.35	0.26

Dividends from net investment income	(0.51)	(0.39)	(0.36)	(0.42)	(0.50)	(0.48)	(0.36)	(0.33)	(0.39)	(0.47)

Net asset value, end of year	$9.27	$9.58	$9.69	$9.73	$9.77	$9.27	$9.59	$9.70	$9.74	$9.78

Total Investment Return
Total return	2.13%	3.01%	3.35%	4.01%	2.95%	1.70%	2.69%	3.04%	3.69%	2.74%
Ratios/Supplemental Data
Net assets, end of year (000)	$80,671	$61,918	$71,188	$78,549	$115,104	$290	$263	$248	$247	$103
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.62%	0.66%	0.70%	0.70%	0.70%	0.94%	0.97%	1.00%	1.00%	1.00%
Ratio of net expenses to average net assets (including interest expense and fees)	1.02%	1.22%	1.05%	0.86%	0.88%	1.34%	1.53%	1.35%	1.16%	1.18%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.19%	1.39%	1.26%	1.05%	1.06%	1.51%	1.68%	1.52%	1.33%	1.36%
Ratio of net investment income to average net assets	4.41%	4.81%	4.69%	4.61%	4.94%	4.10%	4.50%	4.38%	4.40%	4.57%
Ratio of net investment income to average net assets (excluding waivers)	4.24%	4.64%	4.48%	4.42%	4.76%	3.93%	4.35%	4.21%	4.22%	4.39%
Portfolio turnover rate	39%	8%	4%	7%	34%	39%	8%	4%	7%	34%

	Investor A Class
	For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.58	$9.69	$9.73	$9.77	$9.99

Net investment income	0.38 [2]	0.43 [2]	0.42 [2]	0.41 [2]	0.44
Net realized and unrealized loss on investments	(0.21)	(0.18)	(0.14)	(0.07)	(0.20)

Net increase from investment operations	0.17	0.25	0.28	0.34	0.24

Dividends from net investment income	(0.48)	(0.36)	(0.32)	(0.38)	(0.46)

Net asset value, end of year	$9.27	$9.58	$9.69	$9.73	$9.77

Total Investment Return
Total return[3]	1.86%	2.68%	2.95%	3.53%	2.46%
Ratios/Supplemental Data
Net assets, end of year (000)	$14,185	$6,240	$6,377	$5,482	$4,701
Ratio of net expenses to average net assets (excluding interest expense and fees)	0.87%	0.97%	1.09%	1.15%	1.17%
Ratio of net expenses to average net assets (including interest expense and fees)	1.27%	1.53%	1.44%	1.31%	1.35%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	1.46%	1.75%	1.61%	1.52%	1.53%
Ratio of net investment income to average net assets	4.07%	4.50%	4.28%	4.19%	4.42%
Ratio of net investment income to average net assets (excluding waivers)	3.88%	4.28%	4.11%	3.97%	4.24%
Portfolio turnover rate	39%	8%	4%	7%	34%

See accompanying notes to financial statements.

40	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (concluded) For a Share Outstanding Throughout Each Period	Kentucky Municipal Bond Portfolio

	Investor B Class					Investor C Class
	For the Year Ended September 30,					For the Year Ended September 30,
	2007	2006	2005	2004	2003[1]	2007	2006	2005	2004	2003[1]
Per Share Operating Performance
Net asset value, beginning of year	$9.58	$9.69	$9.73	$9.77	$9.99	$9.61	$9.71	$9.76	$9.79	$10.02

Net investment income	0.33 [2]	0.36 [2]	0.35 [2]	0.33 [2]	0.36	0.31 [2]	0.36 [2]	0.35 [2]	0.33 [2]	0.36
Net realized and unrealized loss on investments	(0.22)	(0.18)	(0.14)	(0.07)	(0.20)	(0.21)	(0.17)	(0.15)	(0.06)	(0.21)

Net increase from investment operations	0.11	0.18	0.21	0.26	0.16	0.10	0.19	0.20	0.27	0.15

Dividends from net investment income	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)	(0.42)	(0.29)	(0.25)	(0.30)	(0.38)

Net asset value, end of year	$9.27	$9.58	$9.69	$9.73	$9.77	$9.29	$9.61	$9.71	$9.76	$9.79

Total Investment Return
Total return[4]	1.14%	1.94%	2.18%	2.76%	1.70%	1.06%	2.04%	2.07%	2.86%	1.59%
Ratios/Supplemental Data
Net assets, end of year (000)	$1,714	$2,233	$3,578	$3,897	$3,795	$8,347	$1,115	$938	$1,399	$1,179
Ratio of net expenses to average net assets (excluding interest expense and fees)	1.60%	1.71%	1.85%	1.89%	1.92%	1.58%	1.68%	1.86%	1.88%	1.92%
Ratio of net expenses to average net assets (including interest expense and fees)	2.00%	2.27%	2.20%	2.05%	2.10%	1.98%	2.24%	2.21%	2.04%	2.10%
Ratio of total expenses to average net assets (including interest expense and fees and excluding waivers)	2.24%	2.47%	2.27%	2.18%	2.27%	2.21%	2.41%	2.27%	2.16%	2.28%
Ratio of net investment income to average net assets	3.46%	3.78%	3.55%	3.44%	3.64%	3.30%	3.75%	3.55%	3.43%	3.69%
Ratio of net investment income to average net assets (excluding waivers)	3.22%	3.58%	3.48%	3.31%	3.46%	3.07%	3.58%	3.49%	3.31%	3.50%
Portfolio turnover rate	39%	8%	4%	7%	34%	39%	8%	4%	7%	34%

[1]	Audited by other auditors prior to the effect of the restatement discussed in Note I.
[2]	Calculated using the average shares outstanding method.
[3]	Sales load not reflected in total return.
[4]	Contingent deferred sales load not reflected in total return.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	41

Notes to Financial Statements

(A) Organization

BlackRock Funds II (the “Fund”) was organized on April 26, 2007, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain portfolios of BlackRock FundsSM were merged into the Fund. As of September 30, 2007, the Fund had 30 registered portfolios, 4 of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees (the “Board”). Futures are valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such futures are traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time) and previously were valued at the last sales price prior to 4:00 p.m. (Eastern Time). The amortized cost method of valuation will be used with respect to debt obligations with 60 days or less remaining to maturity unless the investment advisor and/or sub-advisor under the supervision of the Board determines that such method does not represent fair value. Investments in open-end investment companies are valued at net asset value per share. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value (“Fair Value Assets”). The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Portfolios’ valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof. As of September 30, 2007, there were no Fair Valued Assets.

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that a Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ financial statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Dividends to Shareholders — Dividends from net investment income are declared by each Portfolio each day on “settled” shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio’s net investment income will be declared as dividends. The amount of the daily dividend for each Portfolio will be based on periodic projections of its net investment income. Net realized capital gains, if any, are distributed at least annually.

Interest Rate Swaps — In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

The Portfolios are exposed to credit loss in the event of non-performance by the other party to the swap. However, the Portfolios closely monitor swaps and do not anticipate non-performance by any counterparty.

42	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

The Portfolios did not have any interest rate swaps at September 30, 2007.

Investment Transactions and Investment Income — Investment transactions are accounted for on the trade date. The cost of investments sold and realized gains and losses thereon are determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

Cash and cash equivalents — Cash includes amounts held in interest bearing and non-interest bearing accounts.

Municipal Bonds held in Trust — The Portfolios invest in leveraged residual certificates (“TOB Residuals”) issued by tender option bond trusts (“TOB”). A TOB is established by a third party sponsor forming a special purpose entity, into which a Portfolio, or an agent on behalf of a Portfolio, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“Trust Certificates”), which are sold to third party investors, and residual certificates, which are generally issued to a Portfolio which made the transfer or to affiliates of the Portfolio. The transfer of the municipal securities to a TOB does not qualify for sale treatment under Statement of Financial Accounting standards No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” therefore the municipal securities deposited into a TOB are presented in the Portfolios’ Schedules of Investments and the proceeds from the transaction are reported as a liability for trust certificates of the Portfolios. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Portfolios on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Portfolios. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Portfolios include the right of the Portfolios (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Portfolios. At September 30, 2007, the aggregate value of the underlying municipal securities transferred to the TOB, the related liability for trust certificates and range of interest rates on the liability for trust certificates are as follows:

	Aggregate Value of the Underlying Municipal Securities Transferred to TOB	Trust Certificates Including Interest and Fees Payable	Range of Interest Rates for Trust Certificates
AMT-Free Municipal Bond	$28,409,866	$18,929,229	3.36% - 4.02%
Ohio Municipal Bond	$23,781,722	$15,652,183	3.36% - 4.06%
Delaware Municipal Bond	$36,714,713	$22,700,064	3.36% - 4.06%
Kentucky Municipal Bond	$10,845,622	$7,831,844	3.36% - 3.98%

Financial transactions executed through TOBs generally will under-perform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Portfolios’ investments in TOB Residuals likely will adversely affect the Portfolios’ net investment income and dividends to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Portfolios’ net asset value per share.

While the Portfolios’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Portfolios to borrow money for purposes of making investments. The Portfolios’ management believes that the Portfolios’ restrictions on borrowings does not apply to the secured borrowings deemed to have occurred for accounting purposes.

Zero-Coupon Bonds — The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of the Portfolio are allocated to the respective class on the basis of the relative net assets each day.

ANNUAL REPORT	SEPTEMBER 30, 2007	43

Notes to Financial Statements (continued)

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as investment advisor to the Portfolios. BlackRock Financial Management, Inc., (“BFM”), an indirect wholly-owned subsidiary of BlackRock, Inc., serves as sub-advisor for all of the Portfolios. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each Portfolio’s average daily net assets:

	AMT-Free Municipal Bond and Ohio Municipal Bond Portfolios	Delaware Municipal Bond and Kentucky Municipal Bond Portfolios
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
first $1 billion	0.500%	0.550%
$1 billion — $2 billion	0.450	0.500
$2 billion — $3 billion	0.425	0.475
greater than $3 billion	0.400	0.450

BlackRock has voluntarily agreed to reduce its fees for advisory services by the amount of advisory fees earned by companies considered to be an affiliate of the Portfolios, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, on short term investments in those companies by the Portfolios. The amount of these voluntary reductions are shown on the Statements of Operations as “fees waived by advisor”.

BlackRock pays BFM fees for its sub-advisory services.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio at the following annual rates: 0.0073% of the first $250 million, 0.006% of the next $250 million, 0.0056% of the next $250 million, 0.0048% of the next $250 million and 0.004% in excess of $1 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Pursuant to written agreements, certain affiliates provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period ended September 30, 2007, the Portfolios paid the following fees in return for these services:

AMT-Free Municipal Bond	$6,009
Ohio Municipal Bond	8,470
Delaware Municipal Bond	6,913
Kentucky Municipal Bond	4,228

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% in excess of $1 billion. In addition, each of the classes, is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (“BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

44	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class-Specific Fee Arrangements

Portfolio	Share Classes
	BlackRock		Institutional		Service		Investor A		Investor B		Investor C
	Contractual Fees	Actual Fees(3)	Contractual Fees	Actual Fees(3)	Contractual Fees(1)	Actual Fees(3)	Contractual Fees(1)	Actual Fees(3)	Contractual Fees(2)	Actual Fees(3)	Contractual Fees(2)	Actual Fees(3)
AMT-Free Municipal Bond	None	None	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	0.54%	1.00%	1.00%
Ohio Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Delaware Municipal Bond	N/A	N/A	None	None	0.25%	None	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%
Kentucky Municipal Bond	N/A	N/A	None	None	0.25%	0.25%	0.25%	0.25%	1.00%	1.00%	1.00%	1.00%

(1)	— the maximum annual contractual fees are comprised of a 0.25% service fee.
(2)	— the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(3)	— the actual fees are for the year ended September 30, 2007.

For the year ended September 30, 2007, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

AMT-Free Municipal Bond	$28,930
Ohio Municipal Bond	76,412
Delaware Municipal Bond	86,857
Kentucky Municipal Bond	76,676

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the period ended September 30, 2007, the following amounts have been accrued by the Portfolios to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$551	$3,026	$121	$1,007	$432	$191	$5,328
Ohio Municipal Bond	—	1,200	29	781	384	318	2,712
Delaware Municipal Bond	—	522	—	701	358	428	2,009
Kentucky Municipal Bond	—	944	27	393	51	144	1,559

For the period ended September 30, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

Administration Fees	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$14,301	$69,192	$295	$2,395	$865	$762	$87,810
Ohio Municipal Bond	—	21,422	298	1,799	1,469	1,707	26,695
Delaware Municipal Bond	—	9,254	—	2,685	1,372	2,083	15,394
Kentucky Municipal Bond	—	20,508	69	3,046	510	1,329	25,462

Administration Fees Waived	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$14,183	$—	$1	$—	$—	$—	$14,184
Ohio Municipal Bond	—	20,833	75	1,783	—	—	22,691
Delaware Municipal Bond	—	—	—	1,863	1,372	2,083	5,318
Kentucky Municipal Bond	—	65	—	20	482	878	1,445

ANNUAL REPORT	SEPTEMBER 30, 2007	45

Notes to Financial Statements (continued)

Transfer Agent Fees	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$1,317	$16,274	$777	$7,008	$3,224	$2,223	$30,823
Ohio Municipal Bond	—	8,144	359	5,901	3,795	5,026	23,225
Delaware Municipal Bond	—	2,633	—	5,554	4,021	4,961	17,169
Kentucky Municipal Bond	—	4,532	196	2,565	1,158	1,476	9,927

Transfer Agent Fees Waived	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$537	$—	$—	$—	$—	$—	$537
Ohio Municipal Bond	—	1,145	2	776	—	—	1,923
Delaware Municipal Bond	—	—	—	249	358	428	1,035
Kentucky Municipal Bond	—	—	—	1	47	135	183

Transfer Agent Fees Reimbursed	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$688	$—	$2	$—	$—	$—	$690
Ohio Municipal Bond	—	5,816	—	4,964	—	—	10,780
Delaware Municipal Bond	—	—	—	140	3,477	4,229	7,846
Kentucky Municipal Bond	—	—	—	—	1,078	1,109	2,187

Shareholder Servicing Fees	Share Classes
	Service	Investor A	Investor B	Investor C	Total
AMT-Free Municipal Bond	$2,954	$23,732	$8,648	$7,623	$42,957
Ohio Municipal Bond	2,983	17,938	14,690	17,073	52,684
Delaware Municipal Bond	—	26,607	13,717	20,835	61,159
Kentucky Municipal Bond	687	30,460	5,104	13,290	49,541

Distribution Fees	Share Classes
	Investor B	Investor C	Total
AMT-Free Municipal Bond	$9,900	$22,868	$32,768
Ohio Municipal Bond	44,070	51,218	95,288
Delaware Municipal Bond	41,162	62,506	103,668
Kentucky Municipal Bond	15,311	39,871	55,182

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses).

This agreement is reviewed annually by the Fund’s Board. The current expense limitation as a percentage of net assets are as follows:

	Share Classes
	BlackRock	Institutional	Service	Investor A	Investor B	Investor C
AMT-Free Municipal Bond	0.45%	0.60%	0.90%	1.07%	1.82%	1.82%
Ohio Municipal Bond	N/A	0.60%	0.90%	0.85%	1.82%	1.82%
Delaware Municipal Bond	N/A	0.70%	1.00%[1]	0.95%	1.65%	1.65%
Kentucky Municipal Bond	N/A	0.65%	1.00%	0.95%	1.60%	1.60%

[1]	There were no shares outstanding during the year ended September 30, 2007.

If operating expenses, within two years following a waiver or reimbursement of the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets,

46	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

(2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31, 2008	Expiring January 31, 2009	Expiring January 31, 2010	Total Waivers subject to reimbursement
AMT-Free Municipal Bond	$936,352	$373,746	$215,969	$1,526,067
Ohio Municipal Bond	259,109	101,109	67,736	427,954
Delaware Municipal Bond	107,843	80,336	57,568	245,747
Kentucky Municipal Bond	162,538	88,982	113,386	364,906

The following waivers previously incurred by the Portfolios which were subject to recoupment by BlackRock expired on January 31, 2007:

AMT-Free Municipal Bond	$983,261
Ohio Municipal Bond	259,458
Delaware Municipal Bond	138,287
Kentucky Municipal Bond	171,865

For the period ended September 30, 2007, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Class as follows:

AMT-Free Municipal Bond	$5,062
Ohio Municipal Bond	13,106
Delaware Municipal Bond	8,867
Kentucky Municipal Bond	62,209

For the period ended September 30, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor A Class, Investor B Class and Investor C Class:

	Investor A Class	Investor B Class	Investor C Class
AMT-Free Municipal Bond	$—	$10,412	$556
Ohio Municipal Bond	—	27,635	4,193
Delaware Municipal Bond	—	20,156	287
Kentucky Municipal Bond	596	5,458	7,326

For the period ended September 30, 2007, short-term investments in companies considered to be an affiliate of the Portfolios were as follows:

	Affiliated Investments	Net Activity	Dividend Income	Market Value of affiliates at September 30, 2007
AMT-Free Municipal Bond	Merrill Lynch Institutional Tax-Exempt Fund	$15,450,000	$193,393	$15,450,000
Ohio Municipal Bond	CMA Ohio Municipal Money Fund	2,136,586	49,899	2,136,586
Delaware Municipal Bond	Merrill Lynch Institutional Tax-Exempt Fund	300,000	15,730	300,000
Kentucky Municipal Bond	Merrill Lynch Institutional Tax-Exempt Fund	3,500,000	119,280	3,500,000

Certain issuers of investments held by the Portfolios have financial relationships with one or more affiliates of BlackRock. For the period ended September 30, 2007, investments in companies assumed to be an affiliate of the Portfolios were as follows:

	Affiliated Investments	Beginning Par	Sales	Ending Par	Net Realized Gain/Loss	Interest Income	Interest Expense and Fees	Market Value of affiliates at September 30, 2007
AMT-Free Municipal Bond	Delaware Vy. Regl. Fin. Auth. Govt. Loc. Govt. Rev., Ser. 02B	$10,000,000	$—	$10,000,000	$—	$548,837	$257,262	$11,591,295
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	15,950,000	—	15,950,000	—	688,592	460,868	16,818,571
Ohio Municipal Bond	Puerto Rico Cmwlth. Hwy. & Trans. Auth. Rev.	12,745,000	—	12,745,000	—	642,851	300,887	12,936,100
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,600,000	—	1,600,000	—	83,919	46,105	1,695,600
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	—	2,000,000	—	98,472	57,756	2,124,800
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	—	2,000,000	—	100,685	57,756	2,127,160
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,630,000	—	2,630,000	—	141,838	76,571	2,783,842
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	—	1,000,000	—	54,414	28,840	1,058,870

ANNUAL REPORT	SEPTEMBER 30, 2007	47

Notes to Financial Statements (continued)

	Affiliated Investments	Beginning Par	Sales	Ending Par	Net Realized Gain/Loss	Interest Income	Interest Expense and Fees	Market Value of affiliates at September 30, 2007
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	$1,000,000	$—	$1,000,000	$—	$54,399	$28,878	$1,055,350
	Puerto Rico Pub. Bldgs. Auth. Govt. Facs. Rev., Ser. 97B	12,000,000	(12,000,000)	—	1,046,152	484,612	231,331	—
Delaware Municipal Bond	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,600,000	—	1,600,000	—	80,745	46,235	1,695,600
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	—	2,000,000	—	98,473	57,838	2,124,800
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	—	2,000,000	—	100,686	57,838	2,127,160
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,630,000	—	2,630,000	—	135,914	76,839	2,783,842
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	—	1,000,000	—	53,407	28,919	1,058,870
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	—	1,000,000	—	54,399	28,919	1,055,350
	Puerto Rico Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A	12,200,000	—	12,200,000	—	597,430	281,574	13,171,050
	Puerto Rico Pub. Fin. Corp. Cmwlth. Approp. Rev., Ser. 98A	11,500,000	—	11,500,000	—	593,805	290,616	12,698,041
Kentucky Municipal Bond	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 97A	5,000,000	(5,000,000)	—	89,503	190,200	113,296	—
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,600,000	—	1,600,000	—	80,745	46,370	1,695,600
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	—	2,000,000	—	98,472	57,962	2,124,800
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,000,000	—	2,000,000	—	100,685	57,962	2,127,160
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	2,630,000	—	2,630,000	—	135,913	77,001	2,783,842
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	—	1,000,000	—	53,406	28,981	1,058,870
	Puerto Rico Cmwlth. Infra. Fin. Auth. SO, Ser. 00A	1,000,000	—	1,000,000	—	54,399	29,072	1,055,350

In addition to the above income earned on affiliated investments, the Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the period ended September 30, 2007 is as follows:

AMT-Free Municipal Bond	$453
Ohio Municipal Bond	385
Delaware Municipal Bond	319
Kentucky Municipal Bond	101

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

(D) Purchases and Sales of Securities

For the period ended September 30, 2007, purchases and sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
AMT-Free Municipal Bond	$315,340,503	$355,820,257
Ohio Municipal Bond	26,780,568	39,110,937
Delaware Municipal Bond	8,760,072	11,825,054
Kentucky Municipal Bond	72,359,882	41,453,915

48	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

(E) Capital Shares

Transactions in capital shares for each period were as follows:

	AMT-Free Municipal Bond
	For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
BlackRock Class	45,975	$503,181	352,539	$3,819,547
Institutional Class	4,604,031	49,810,701	4,280,196	46,448,314
Service Class	1,932	20,997	1,946	21,227
Investor A Class	280,701	3,029,397	290,414	3,145,094
Investor B Class	18,657	203,405	98,997	1,073,196
Investor C Class	202,460	2,183,612	124,289	1,349,403
Shares issued in reinvestment of dividends:
BlackRock Class	227,706	2,470,313	308,683	3,345,930
Institutional Class	19,238	207,933	13,690	148,426
Service Class	2,841	30,731	3,350	36,270
Investor A Class	24,235	262,435	23,302	252,721
Investor B Class	7,514	81,287	6,560	71,142
Investor C Class	7,193	77,705	3,961	42,930
Shares redeemed:
BlackRock Class	(4,610,295)	(49,451,186)	(1,862,759)	(20,169,441)
Institutional Class	(3,477,243)	(37,578,917)	(6,332,378)	(68,690,589)
Service Class	(10,965)	(119,261)	(101,315)	(1,102,123)
Investor A Class	(272,344)	(2,944,932)	(240,181)	(2,601,745)
Investor B Class	(119,240)	(1,295,711)	(164,160)	(1,779,964)
Investor C Class	(87,888)	(952,069)	(94,078)	(1,018,186)

Net decrease	(3,135,492)	$(33,460,379)	(3,286,944)	$(35,607,848)

	Ohio Municipal Bond
	For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	1,398,739	$14,523,325	1,048,946	$11,004,646
Service Class	92,049	951,173	53,634	563,988
Investor A Class	168,334	1,756,393	184,206	1,927,624
Investor B Class	3,915	40,796	54,504	574,058
Investor C Class	108,676	1,132,791	255,376	2,677,363
Shares issued in reinvestment of dividends:
Institutional Class	16,913	175,920	4,702	49,332
Service Class	4,327	44,963	3,269	34,248
Investor A Class	20,610	214,329	21,548	225,665
Investor B Class	10,022	104,315	4,870	51,051
Investor C Class	13,328	138,859	3,127	32,741
Shares redeemed:
Institutional Class	(1,498,549)	(15,560,902)	(2,174,086)	(22,687,300)
Service Class	(32,387)	(339,094)	(19,351)	(203,972)
Investor A Class	(236,359)	(2,462,121)	(321,021)	(3,378,468)
Investor B Class	(188,767)	(1,971,921)	(272,781)	(2,862,878)
Investor C Class	(286,040)	(2,981,689)	(177,691)	(1,862,370)

Net decrease	(405,189)	$(4,232,863)	(1,330,748)	$(13,854,272)

ANNUAL REPORT	SEPTEMBER 30, 2007	49

Notes to Financial Statements (continued)

	Delaware Municipal Bond
	For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	453,119	$4,391,797	754,757	$7,384,112
Investor A Class	110,196	1,067,359	143,010	1,394,334
Investor B Class	—	—	23,970	234,927
Investor C Class	67,051	651,166	95,024	929,382
Shares issued in reinvestment of dividends:
Institutional Class	3,809	36,975	2,738	26,696
Investor A Class	29,131	283,115	28,886	281,660
Investor B Class	7,853	76,442	5,294	51,637
Investor C Class	12,704	123,546	5,263	51,307
Shares redeemed:
Institutional Class	(517,105)	(5,040,513)	(1,597,259)	(15,598,804)
Investor A Class	(239,324)	(2,334,570)	(447,705)	(4,379,429)
Investor B Class	(158,495)	(1,538,111)	(154,754)	(1,510,944)
Investor C Class	(265,797)	(2,592,548)	(467,187)	(4,558,327)

Net decrease	(496,858)	$(4,875,342)	(1,607,963)	$(15,693,449)

	Kentucky Municipal Bond
	For the Year Ended September 30,
	2007		2006
	Shares	Value	Shares	Value
Shares sold:
Institutional Class	5,241,943	$49,677,953	970,234	$9,287,039
Service Class	4,117	38,849	1,124	10,802
Investor A Class	1,556,137	14,718,233	48,621	466,358
Investor B Class	3,939	37,368	6,199	59,508
Investor C Class	1,103,806	10,453,347	28,401	272,499
Shares issued in reinvestment of dividends:
Institutional Class	25,592	239,501	8,068	77,246
Service Class	1,015	9,543	670	6,418
Investor A Class	46,351	434,080	18,075	173,078
Investor B Class	9,148	86,146	7,500	71,847
Investor C Class	17,439	163,096	988	9,483
Shares redeemed:
Institutional Class	(3,024,571)	(28,147,157)	(1,861,035)	(17,859,884)
Service Class	(1,203)	(11,284)	(1)	(12)
Investor A Class	(723,276)	(6,720,074)	(73,476)	(705,686)
Investor B Class	(61,144)	(569,892)	(149,840)	(1,440,785)
Investor C Class	(338,901)	(3,167,183)	(9,858)	(94,580)

Net increase (decrease)	3,860,392	$37,242,526	(1,004,330)	$(9,666,669)

(F) Short-Term Borrowings

Each Portfolio, along with certain other funds managed by the investment advisor and its affiliates, is a party to a $500,000,000 credit agreement dated November 22, 2006, with a group of lenders. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolios may borrow up to the maximum amount allowable under the Portfolios’ current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The credit agreement is for one year. The Portfolios pay a commitment fee of 0.06% per annum based on the Portfolios’ pro rata share of the unused portion of the credit agreement, which is included in other expenses in the Statement of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio’s election, the federal funds rate plus 0.35% or a base rate as defined in the credit agreement. The Portfolios did not borrow under the credit agreement during the year ended September 30, 2007.

50	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

(G) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from tax-free income, net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2007, attributable to equalization distributions and other differences between financial and tax accounting were reclassified to the following accounts:

		Increase (Decrease) Paid-In-Capital	Increase (Decrease) Accumulated Net Realized Gain/(Loss)	Increase (Decrease) Undistributed Net Investment Income
AMT-Free Municipal Bond		$—	$87,135	$(87,135)
Ohio Municipal Bond		(1,212)	41,235	(40,023)
Delaware Municipal Bond		(252,815)	41,235	211,580
Kentucky Municipal Bond		(591,745)	49,415	542,330

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

		Tax-Exempt Income	Ordinary Income	Total Distributions
AMT-Free Municipal Bond
9/30/07		$14,891,388	$—	$14,891,388
9/30/06		15,981,571	17,177	15,998,748
Ohio Municipal Bond
9/30/07		4,263,339	—	4,263,339
9/30/06		5,049,285	180,026	5,229,311
Delaware Municipal Bond
9/30/07		2,435,083	—	2,435,083
9/30/06		2,812,252	—	2,812,252
Kentucky Municipal Bond
9/30/07		5,242,741	17,776	5,260,517
9/30/06		2,947,491	3,222	2,950,713

As of September 30, 2007, the tax components of distributable earnings/ accumulated losses were as follows:

	Undistributed Tax-Free Income	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Gains/Losses- Net*
AMT-Free Municipal Bond	$—	$149,646	$(21,693,112)	$7,406,531
Ohio Municipal Bond	—	179,219	(2,424,943)	3,769,469
Delaware Municipal Bond	—	—	(2,833,218)	3,378,962
Kentucky Municipal Bond	222,083	—	(4,307,273)	2,331,442

*	The difference between book-basis and tax-basis net unrealized gains/losses is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses, amortization methods of premiums and discounts on fixed income securities and other temporary book/tax differences.

As of September 30, 2007, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30
	2008	2009	2010	2011	2012	2013	2014	2015	Total
AMT-Free Municipal Bond	$2,820,606	$1,756,215	$—	$3,984,021	$6,841,418	$5,736,698	$554,154	$—	$21,693,112
Ohio Municipal Bond	—	—	—	603,790	825,006	783,368	212,779	—	2,424,943
Delaware Municipal Bond	83,140	—	—	1,312,264	493,468	623,721	149,343	171,282	2,833,218
Kentucky Municipal Bond	177,834	1,556,368	129,603	2,443,468	—	—	—	—	4,307,273

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing each Portfolios’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of a Portfolio’s financial statements, if any, is currently being assessed.

(H) Concentration of Credit Risk

The Portfolios concentrate their investments in securities issued by state agencies, other governmental entities and U.S. territories. The Portfolios are more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these states, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments and therefore could impact the value of the Portfolios’ investments and

ANNUAL REPORT	SEPTEMBER 30, 2007	51

Notes to Financial Statements (continued)

net value per share, than if the Portfolios were not concentrated in securities issued by state agencies, other governmental entities and U.S. territories.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been indentified in the Portfolios of Investments.

(I) Restatement Information

Subsequent to the initial issuance of their September 30, 2006 financial statements, the Portfolios determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for the year ended September 30, 2003 have been restated to give effect to recording the transfer of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

Financial Highlights throughout each period:

	Ratio of Total Expenses to Average Net Assets (including interest expense and fees and excluding waivers)		Portfolio Turnover Rate
	Previously Reported	As Restated	Previously Reported	As Restated
AMT-Free Municipal Bond Portfolio
Institutional Class
9/30/03	0.83%	0.92%	76%	72%
Service Class
9/30/03	1.13%	1.22%	76%	72%
Investor A Class
9/30/03	1.30%	1.39%	76%	72%
Investor B Class
9/30/03	2.05%	2.14%	76%	72%
Investor C Class
9/30/03	2.05%	2.14%	76%	72%

	Ratio of Total Expenses to Average Net Assets (including interest expense and fees and excluding waivers)		Portfolio Turnover Rate
	Previously Reported	As Restated	Previously Reported	As Restated
Ohio Municipal Bond Portfolio
Institutional Class
9/30/03	0.83%	1.16%	18%	15%
Service Class
9/30/03	1.12%	1.45%	18%	15%
Investor A Class
9/30/03	1.31%	1.64%	18%	15%
Investor B Class
9/30/03	2.05%	2.38%	18%	15%
Investor C Class
9/30/03	2.05%	2.38%	18%	15%

52	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (concluded)

	Ratio of Total Expenses to Average Net Assets (including interest expense and fees and excluding waivers)		Portfolio Turnover Rate
	Previously Reported	As Restated	Previously Reported	As Restated
Delaware Municipal Bond Portfolio
Institutional Class
9/30/03	0.90%	1.56%	34%	26%
Investor A Class
9/30/03	1.36%	2.02%	34%	26%
Investor B Class
9/30/03	2.09%	2.75%	34%	26%
Investor C Class
9/30/03	2.08%	2.74%	34%	26%

	Ratio of Total Expenses to Average Net Assets (including interest expense and fees and excluding waivers)		Portfolio Turnover Rate
	Previously Reported	As Restated	Previously Reported	As Restated
Kentucky Municipal Bond Portfolio
Institutional Class
9/30/03	0.88%	1.06%	37%	34%
Service Class
9/30/03	1.18%	1.36%	37%	34%
Investor A Class
9/30/03	1.35%	1.53%	37%	34%
Investor B Class
9/30/03	2.09%	2.27%	37%	34%
Investor C Class
9/30/03	2.10%	2.28%	37%	34%

ANNUAL REPORT	SEPTEMBER 30, 2007	53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AMT-Free Municipal Bond, Ohio Municipal Bond, Delaware Municipal Bond, and Kentucky Municipal Bond Portfolios, four of the thirty portfolios constituting the BlackRock Funds II (the “Fund”), (collectively the “Portfolios”), as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statements of cash flows for the Ohio Municipal Bond, Delaware Municipal Bond, and Kentucky Municipal Bond Portfolios for the year then ended, and the financial highlights for the each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the year ended September 30, 2003 (before the restatement described in Note I), were audited by other auditors whose report, dated November 26, 2003, expressed a qualified opinion on those financial highlights because of the errors described in Note I.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their cash flows for Ohio Municipal Bond, Delaware Municipal Bond, and Kentucky Municipal Bond Portfolios for the year then ended, and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights of the Portfolios for the year ended September 30, 2003, to correct the errors described in Note I. These adjustments are the responsibility of the Fund’s management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated financial highlights for the year ended September 30, 2003. We did not perform any audit procedures designed to assess whether any additional adjustments to such financial highlights might be necessary in order for such financial highlights to be presented in conformity with generally accepted accounting principles. In our opinion, the adjustments to the financial highlights for the year ended September 30, 2003 described in Note I are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Portfolios’ financial highlights for the year ended September 30, 2003, other than with respect to the adjustments described in Note I and, accordingly, we do not express an opinion or any other form of assurance on such financial highlights.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2007

54	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

ANNUAL REPORT	SEPTEMBER 30, 2007	55

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President- Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

56	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61(includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)

Director, Beaver

Management Corporation

(land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank Holding Company) (2001-2004).

ANNUAL REPORT	SEPTEMBER 30, 2007	57

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

58	ANNUAL REPORT	SEPTEMBER 30, 2007

Additional Information (Unaudited)

(A) Board of Trustees’ Consideration of the Investment Advisory Agreements. In connection with the organization of BlackRock Funds II (the “Fund”), at a meeting held on May 31, 2007, the Fund’s Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock, Inc. (“BlackRock”) (“Independent Trustees”), unanimously approved an investment advisory agreement between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC (“BALLC”) and a sub-advisory agreement with respect to each Portfolio between BALLC and BlackRock Financial Management, Inc. (collectively with BALLC, the “Adviser”).

In determining to approve the proposed investment advisory and sub-advisory agreements (collectively, the “Investment Advisory Agreements”), the Trustees met with the relevant investment advisory personnel from the Adviser and considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreements. The Board received materials in advance of the meeting relating to its consideration of the Investment Advisory Agreements, including: (i) fees and expense ratios of each class of the Portfolios in comparison to the fees and expense ratios of a peer group of funds; (ii) the Adviser’s economic outlook for the Portfolios and its general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of the Adviser; and (iv) information regarding compliance records and regulatory matters relating to the Adviser.

Advisory Fees. In approving the Investment Advisory Agreements, the Trustees, including the Independent Trustees, considered the fees and expense ratios of the retail and institutional share classes of the Portfolios. They compared the fees, both before (referred to as “contractual”) and after (referred to as “actual”) any fee waivers and expense reimbursements, and expense ratios of the Portfolios against fees and expense ratios of a peer group. Both the peer group category and the funds within the peer group with respect to the fee and expense ratio comparisons were selected by Lipper, Inc. (“Lipper”), which is not affiliated with the Adviser. For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

In addition to Lipper data, the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by the Adviser, including closed-end investment companies and separate accounts.

Following consideration of this information, the Trustees, including the Independent Trustees, concluded that the contractual fees to be paid pursuant to the Investment Advisory Agreements were fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, received information concerning the investment philosophy and investment process to be used by the Adviser in managing the Portfolios, as well as a description of the capabilities, personnel and services of the Adviser. In connection with this, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by the Adviser to the Portfolios under the Investment Advisory Agreements relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Investment Advisory Agreements was comparable to that found generally in investment company advisory agreements. The Trustees concluded that the scope of the Adviser’s services to be provided to the Portfolios was consistent with the Portfolios’ operational requirements, including, in addition to seeking to meet their investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services and were reasonable in terms of approving the Investment Advisory Agreements.

The Trustees, including the Independent Trustees, also considered the quality of the services provided by the Adviser to the Portfolios. The Trustees evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Portfolios with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also noted information received concerning standards of the Adviser with respect to the execution of portfolio transactions. The Board considered the legal and compliance programs of each of the Fund and the Adviser, as well as the integrity of the systems in place to ensure implementation of such programs, and the record Adviser with regard to these matters.

The Trustees, including the Independent Trustees, also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Investment Advisory Agreements. The Trustees also took into account the time and attention to be devoted by senior management of the Adviser to the Portfolios. The Trustees also considered the business reputation of the Adviser and its financial resources and concluded that the Adviser would be able to meet any reasonably foreseeable obligation under the Investment Advisory Agreements.

Performance. The Trustees, including the Independent Trustees, received and considered information about the Adviser’s investment performance for the predecessor funds of the Portfolios. The Board received and considered information about each Portfolio’s one-, three- and five-year (as applicable) investment performance in comparison to the performance peers selected by Lipper. The Board was provided with a description of the methodology used by Lipper to select the peers. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

ANNUAL REPORT	SEPTEMBER 30, 2007	59

Additional Information (Unaudited) (concluded)

Economies of Scale. The Trustees, including the Independent Trustees, considered whether there would be economies of scale in respect of the management of the Portfolios. The Board noted that economies of scale were passed on to the shareholders in the form of breakpoints to the advisory fee rate of certain of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by the Adviser for each of the Portfolios. The Board, including the Independent Trustees, determined that the advisory fee structure was reasonable and that no changes were currently necessary to realize any economies of scale.

Other Benefits to the Adviser. The Trustees, including the Independent Trustees, also took into account other potential benefits to the Adviser, such as the ability to leverage investment professionals that also manage other portfolios, raising the profile of BlackRock in the broker-dealer community, and the engagement of affiliates of the Adviser as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that the Adviser may use third-party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Trustees, concluded that these ancillary benefits that the Adviser and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors.

Profitability. The Trustees, including the Independent Trustees, considered the level of the Adviser’s and its affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered the Adviser’s profit margins in comparison with available industry data. The Board, including the Independent Trustees, concluded that the Adviser’s profitability with respect to the Portfolios is reasonable relative to the services provided.

In their review, the Trustees, including the Independent Trustees, gave substantial weight to the fact that the Portfolios’ shareholders approved substantially identical Investment Advisory Agreements at shareholder meetings held in August and September of 2006.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the Investment Advisory Agreements. Rather, the Board, including the Independent Trustees, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolios to approve each of the Investment Advisory Agreements.

(B) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	AMT-Free Municipal Bond		Ohio Municipal Bond
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	29,070,360	957	9,993,770	—
Bruce R. Bond	29,070,360	957	9,993,770	—
Donald W. Burton	29,070,360	957	9,993,770	—
Richard S. Davis	29,070,360	957	9,993,770	—
Stuart E. Eizenstat	29,070,360	957	9,993,770	—
Laurence D. Fink	29,070,360	957	9,993,770	—
Kenneth A. Froot	29,070,360	957	9,993,770	—
Henry Gabbay	29,070,360	957	9,993,770	—
Robert M. Hernandez	29,070,360	957	9,993,770	—
John F. O’Brien	29,070,360	957	9,993,770	—
Roberta Cooper Ramo	29,070,360	957	9,993,770	—
Jean Margo Reid	29,070,360	957	9,993,770	—
David H. Walsh	29,070,360	957	9,993,770	—
Fred G. Weiss	29,070,360	957	9,993,770	—
Richard R. West	29,070,360	957	9,993,770	—

To elect the Fund’s Board of Trustees	Delaware Municipal Bond		Kentucky Municipal Bond
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	5,948,093	—	13,108,130	—
Bruce R. Bond	5,948,093	—	13,108,130	—
Donald W. Burton	5,948,093	—	13,108,130	—
Richard S. Davis	5,948,093	—	13,108,130	—
Stuart E. Eizenstat	5,948,093	—	13,108,130	—
Laurence D. Fink	5,948,093	—	13,108,130	—
Kenneth A. Froot	5,948,093	—	13,108,130	—
Henry Gabbay	5,948,093	—	13,108,130	—
Robert M. Hernandez	5,948,093	—	13,108,130	—
John F. O’Brien	5,948,093	—	13,108,130	—
Roberta Cooper Ramo	5,948,093	—	13,108,130	—
Jean Margo Reid	5,948,093	—	13,108,130	—
David H. Walsh	5,948,093	—	13,108,130	—
Fred G. Weiss	5,948,093	—	13,108,130	—
Richard R. West	5,948,093	—	13,109,130	—

60	ANNUAL REPORT	SEPTEMBER 30, 2007

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, New York 10022

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

ANNUAL REPORT	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources	BlackRock Global Opportunities	BlackRock Mid-Cap Growth Equity
Portfolio	Portfolio	Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation	BlackRock Global Science &	BlackRock Mid Cap Value Opportunities
Portfolio†	Technology	Fund
BlackRock Balanced Capital Fund†	Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets	BlackRock Health Sciences Opportunities	BlackRock Small Cap Growth Equity
Fund	Portfolio*	Portfolio
BlackRock Equity Dividend Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Index Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Opportunities	BlackRock Small/Mid-Cap Growth Equity
BlackRock Fundamental Growth Fund	Portfolio*	Portfolio
BlackRock Global Allocation Fund†	BlackRock International Value Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Core Fund	BlackRock Technology Fund
BlackRock Global Financial	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
Services Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and
BlackRock Global Growth Fund	BlackRock Latin America Fund	Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Portfolio II
BlackRock High Income Fund	Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal
Portfolio	BlackRock Kentucky Municipal	Bond Fund
BlackRock California Insured Municipal	Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
Bond Fund	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond
BlackRock Delaware Municipal Bond	BlackRock National Municipal Fund	Fund
Portfolio	BlackRock New Jersey Municipal Bond	BlackRock Short-Term Municipal Fund
BlackRock Florida Municipal Bond Fund	Fund
BlackRock High Yield Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

ANNUAL REPORT	SEPTEMBER 30, 2007

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

MUNI-9/07-AR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock
Prepared Portfolios

ANNUAL REPORT  |  SEPTEMBER 30, 2007

Conservative Prepared

Moderate Prepared

Growth Prepared

Aggressive Growth Prepared

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

A Letter to Shareholders	1
Annual Report:
Portfolio Summaries
Conservative Prepared	2-3
Moderate Prepared	4-5
Growth Prepared	6-7
Aggressive Growth Prepared	8-9
About Portfolios’ Performance	10
Disclosure of Expenses	11
Financial Statements
Schedules of Investments	12-13
Statements of Assets and Liabilities	14-15
Statements of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18-19
Notes to Financial Statements	20-24
Report of Independent Registered Public Accounting Firm	25
Fund Management	26-29
Additional Information	30-31

A Letter to Shareholders

Dear Shareholder

The September reporting period took financial markets on a wild ride. While subprime mortgage woes dominated headlines for much of 2007, troubles intensified in the final months of the period, spawning a widespread “credit crunch” that crept into other areas of the market.

The U.S. Federal Reserve Board (“Fed”) and other countries’ central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the discount rate, the rate banks pay to borrow money directly from the Fed, from 6.25% to 5.25% in two moves in August and September. The central bankers also cut the more widely followed Federal Funds target rate, which had remained unchanged at 5.25% for over a year, to 4.75% in September. After a tumultuous summer, the dust began to settle toward period-end amid speculation that the worst of the credit crunch had passed.

Although heightened volatility and a weakening U.S. economy have been recurring themes throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. However, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy and troubled housing market.

In fixed income markets, mixed economic signals and the credit market debacle resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.59% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets managed to post positive results for the 12-month period ended September 30, 2007:

Total Returns as of September 30, 2007	12-month
U.S. equities (Standard & Poor’s 500 Index)	+16.44%
Small cap U.S. equities (Russell 2000 Index)	+12.34%
International equities (MSCI Europe, Australasia, Far East Index)	+24.86%
Fixed income (Lehman Brothers U.S. Aggregate Index)	+ 5.14%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	+ 3.10%
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)	+ 7.62%

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view “What’s Ahead in 2007: Third Quarter Update” and “Are You Prepared for Volatility?” at www.blackrock.com/funds.

We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Robert C. Doll, Jr.
Vice Chairman, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

1

Portfolio Summary	Conservative Prepared Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio outperformed their blended benchmark for the period since inception (December 21, 2006) through September 30, 2007.

What factors influenced performance?

•

Although the U.S. equity market ended the period with a positive return, weakening economic growth fueled by the housing market collapse and moderating corporate profits sparked heightened levels of market volatility.

•

In the final quarter of the annual period, the Chicago Board Options Exchange Volatility Index (VIX) reached its highest levels in almost four-and-a-half years, as tumult in the subprime mortgage market, tightening credit conditions and reduced liquidity tainted the outlook for the broader economy. In response, the Fed cut the federal funds target rate by 0.50% in an attempt to forestall the potential economic impact of further deterioration in the financial markets. In fixed income markets, the heightened volatility prompted a flight to quality that led investors to divert assets to Treasury issues.

•

International markets also struggled amid the credit crisis, but posted strong gains. Markets were bolstered over the past year by generally strong economic data, healthy corporate profits and a record-setting pace of merger-and-acquisition activity. These positive factors were offset by a slowing economy and troubled housing market in the U.S., which investors feared could dampen demand for foreign goods and commodities.

•	The Portfolio’s performance was positively impacted by investment selection because underlying managers in the Portfolio outperformed their respective benchmarks.

•

Our positions in emerging markets, which outperformed developed markets during the period, and energy, which continued to post significant gains amid a favorable supply/demand backdrop, also contributed to the Portfolio’s results.

Describe Portfolio activity since inception.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers have remained constant since inception, with 60% allocated to fixed income and 40% to global equities.

Describe Portfolio positioning at period-end.

•	The Portfolio’s asset mix at period-end was consistent with the blended benchmark.

•

In its equity portion, the Portfolio maintained its biases toward emerging markets and energy. These tilts reflect our belief that emerging market economies will continue to grow briskly while the large western economies slow. Within emerging markets, we believe China and India will continue to demand large quantities of natural resources to fuel their growth, while Brazil and Russia will continue to meet this demand. We also believe that the U.S. dollar will drift lower as a result of weak domestic demand.

•

Within the fixed income portion of the Portfolio, duration remains below that of the benchmark. There also is a continued focus on increasing exposure to higher-quality assets. We continue to maintain a modest weighting in high yield, favoring Europe over the U.S.

Total Return Based on a $10,000 Investment

2	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Conservative Prepared Portfolio

Total Return
From Inception
	w / o sales charge	w / sales charge
Institutional	+7.40%	—
Investor A	+7.20%	+1.61%
Investor C	+6.60%	+5.60%
Class R	+7.00%	—
Lehman Brothers U.S. Aggregate Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	+5.99%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception date of the Portfolio was 12/21/06. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,056.00	$0.67	$1,000.00	$1,024.34	$0.66
Investor A	$1,000.00	$1,054.10	$2.32	$1,000.00	$1,022.72	$2.28
Investor C	$1,000.00	$1,051.30	$6.12	$1,000.00	$1,018.96	$6.04
Class R	$1,000.00	$1,053.20	$3.50	$1,000.00	$1,021.55	$3.45

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.13%, 0.45%, 1.19% and 0.68% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Portfolio Allocation (% of affiliated investment companies)
Fixed Income Funds	58.9%
Equity Funds	41.1

Portfolio Holdings (% of affiliated investment companies)
BlackRock Total Return Fund	58.9%
BlackRock Global Dynamic Equity Fund	8.4
BlackRock Large Cap Core Fund	7.9
BlackRock Capital Appreciation Portfolio	6.3
BlackRock Basic Value Fund, Inc.	5.9
BlackRock Small Cap Core Equity Portfolio	3.9
BlackRock Latin America Fund, Inc.	2.3
BlackRock All-Cap Global Resources Portfolio	2.2
BlackRock Pacific Fund, Inc.	2.1
BlackRock EuroFund	2.1

Although the allocation and holdings listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	3

Portfolio Summary	Moderate Prepared Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio outperformed its blended benchmark for the period from inception (December 21, 2006) through September 30, 2007.

What factors influenced performance?

•

Although the U.S. equity market ended the period with a positive return, weakening economic growth fueled by the housing market collapse and moderating corporate profits sparked heightened levels of market volatility.

•

In the final quarter of the annual period, the Chicago Board Options Exchange Volatility Index (VIX) reached its highest levels in almost four-and-a-half years, as tumult in the subprime mortgage market, tightening credit conditions and reduced liquidity tainted the outlook for the broader economy. In response, the Fed cut the federal funds target rate by 0.50% in an attempt to forestall the potential economic impact of further deterioration in the financial markets. In fixed income markets, the heightened volatility prompted a flight to quality that led investors to divert assets to Treasury issues.

•

International markets also struggled amid the credit crisis, but posted strong gains. Markets were bolstered over the past year by generally strong economic data, healthy corporate profits and a record-setting pace of merger-and-acquisition activity. These positive factors were offset by a slowing economy and troubled housing market in the U.S., which investors feared could dampen demand for foreign goods and commodities.

•	The Portfolio’s performance was positively impacted by investment selection because underlying managers in the Portfolio outperformed their respective benchmarks.

•

Our positions in emerging markets, which outperformed developed markets during the period, and energy, which continued to post significant gains amid a favorable supply/demand backdrop, also contributed to the Portfolio’s results.

Describe portfolio activity since inception.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers have remained constant since inception, with 60% allocated to global equities and 40% to fixed income.

Describe Portfolio positioning at period-end.

•	The Portfolio’s asset mix at period-end was consistent with the blended benchmark.

•

In its equity portion, the Portfolio maintained its biases toward emerging markets and energy. These tilts reflect our belief that emerging market economies will continue to grow briskly while the large western economies slow. Within emerging markets, we believe China and India will continue to demand large quantities of natural resources to fuel their growth, while Brazil and Russia will continue to meet this demand. We also believe that the U.S. dollar will drift lower as a result of weak domestic demand.

•

Within the fixed income portion of the Portfolio, duration remains below that of the benchmark. There also is a continued focus on increasing exposure to higher-quality assets. We continue to maintain a modest weighting in high yield, favoring Europe over the U.S.

Total Return Based on a $10,000 Investment

4	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Moderate Prepared Portfolio

Total Return
From Inception
	w / o sales charge	w / sales charge
Institutional	+10.20%	—
Investor A	+10.00%	+4.27%
Investor C	+9.30%	+8.30%
Class R	+9.70%	—
Lehman Brothers U.S. Aggregate Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	+7.30%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception date of the Portfolio was 12/21/06. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,078.30	$0.47	$1,000.00	$1,024.54	$0.46
Investor A	$1,000.00	$1,076.30	$2.19	$1,000.00	$1,022.87	$2.13
Investor C	$1,000.00	$1,072.60	$6.03	$1,000.00	$1,019.11	$5.89
Class R	$1,000.00	$1,075.50	$3.07	$1,000.00	$1,022.00	$3.00

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.09%, 0.42%, 1.16% and 0.59% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Portfolio Allocation (% of affiliated investment companies)
Equity Funds	61.2%
Fixed Income Funds	38.8

Portfolio Holdings (% of affiliated investment companies)
BlackRock Total Return Fund	32.9%
BlackRock Global Dynamic Equity Fund	12.5
BlackRock Large Cap Core Fund	11.7
BlackRock Capital Appreciation Portfolio	9.4
BlackRock Basic Value Fund, Inc.	8.8
BlackRock Small Cap Core Equity Portfolio	5.8
BlackRock Latin America Fund, Inc.	3.5
BlackRock All-Cap Global Resources Portfolio	3.3
BlackRock Pacific Fund, Inc.	3.2
BlackRock EuroFund	3.0
BlackRock International Bond Portfolio	3.0
BlackRock High Yield Bond Portfolio	2.9

Although the allocation and holdings listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	5

Portfolio Summary	Growth Prepared Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio outperformed their blended benchmark for the period from inception (December 21, 2006) through September 30, 2007.

What factors influenced performance?

•

Although the U.S. equity market ended the period with a positive return, weakening economic growth fueled by the housing market collapse and moderating corporate profits sparked heightened levels of market volatility.

•

In the final quarter of the annual period, the Chicago Board Options Exchange Volatility Index (VIX) reached its highest levels in almost four-and-a-half years, as tumult in the subprime mortgage market, tightening credit conditions and reduced liquidity tainted the outlook for the broader economy. In response, the Fed cut the federal funds target rate by 0.50% in an attempt to forestall the potential economic impact of further deterioration in the financial markets. In fixed income markets, the heightened volatility prompted a flight to quality that led investors to divert assets to Treasury issues.

•

International markets also struggled amid the credit crisis, but posted strong gains. Markets were bolstered over the past year by generally strong economic data, healthy corporate profits and a record-setting pace of merger-and-acquisition activity. These positive factors were offset by a slowing economy and troubled housing market in the U.S., which investors feared could dampen demand for foreign goods and commodities.

•	The Portfolio’s performance was positively impacted by investment selection because underlying managers in the Portfolio outperformed their respective benchmarks.

•

Our positions in emerging markets, which outperformed developed markets during the period, and energy, which continued to post significant gains amid a favorable supply/demand backdrop, also contributed to the Portfolio’s results.

Describe Portfolio activity since inception.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers have remained constant since inception, with 80% allocated to global equities and 20% to fixed income.

Describe Portfolio positioning at period-end.

•	The Portfolio’s asset mix at period-end was consistent with the blended benchmark.

•

In its equity portion, the Portfolio maintained its biases toward emerging markets and energy. These tilts reflect our belief that emerging market economies will continue to grow briskly while the large western economies slow. Within emerging markets, we believe China and India will continue to demand large quantities of natural resources to fuel their growth, while Brazil and Russia will continue to meet this demand. We also believe that the U.S. dollar will drift lower as a result of weak domestic demand.

•

Within the fixed income portion of the Portfolio, duration remains below that of the benchmark. There also is a continued focus on increasing exposure to higher-quality assets. We continue to maintain a modest weighting in high yield, favoring Europe over the U.S.

Total Return Based on a $10,000 Investment

6	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Growth Prepared Portfolio

Total Return
From Inception
	w / o sales charge	w / sales charge
Institutional	+13.20%	—
Investor A	+12.90%	+7.02%
Investor C	+12.30%	+11.30%
Class R	+12.70%	—
Lehman Brothers U.S. Aggregate Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	+8.61%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception date of the Portfolio was 12/21/06. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,101.20	$0.37	$1,000.00	$1,024.64	$0.36
Investor A	$1,000.00	$1,099.30	$2.05	$1,000.00	$1,023.02	$1.98
Investor C Class	$1,000.00	$1,095.60	$5.88	$1,000.00	$1,019.31	$5.69
Class R	$1,000.00	$1,098.40	$3.16	$1,000.00	$1,021.95	$3.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.07%, 0.39%, 1.12% and 0.60% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Portfolio Allocation (% of affiliated investment companies)
Equity Funds	80.8%
Fixed Income Funds	19.2

Portfolio Holdings (% of affiliated investment companies)
BlackRock Global Dynamic Equity Fund	16.5%
BlackRock Large Cap Core Fund	15.5
BlackRock Total Return Fund	13.4
BlackRock Capital Appreciation Portfolio	12.4
BlackRock Basic Value Fund, Inc.	11.6
BlackRock Small Cap Core Equity Portfolio	7.6
BlackRock Latin America Fund, Inc.	4.6
BlackRock All-Cap Global Resources Portfolio	4.4
BlackRock Pacific Fund, Inc.	4.2
BlackRock EuroFund	4.0
BlackRock International Bond Portfolio	3.0
BlackRock High Yield Bond Portfolio	2.8

Although the allocation and holdings listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	7

Portfolio Summary	Aggressive Growth Prepared Portfolio

Management Commentary

How did the Portfolio perform?

•	All share classes of the Portfolio outperformed its blended benchmark for the period from inception (December 21, 2006) through September 30, 2007.

What factors influenced performance?

•

Although the U.S. equity market ended the period with a positive return, weakening economic growth fueled by the housing market collapse and moderating corporate profits sparked heightened levels of market volatility.

•

In the final quarter of the annual period, the Chicago Board Options Exchange Volatility Index (VIX) reached its highest levels in almost four-and-a-half years, as tumult in the subprime mortgage market, tightening credit conditions and reduced liquidity tainted the outlook for the broader economy. In response, the Fed cut the federal funds target rate by 0.50% in an attempt to forestall the potential economic impact of further deterioration in the financial markets. In fixed income markets, the heightened volatility prompted a flight to quality that led investors to divert assets to Treasury issues.

•

International markets also struggled amid the credit crisis, but posted strong gains. Markets were bolstered over the past year by generally strong economic data, healthy corporate profits and a record-setting pace of merger-and-acquisition activity. These positive factors were offset by a slowing economy and troubled housing market in the U.S., which investors feared could dampen demand for foreign goods and commodities.

•	The Portfolio’s performance was positively impacted by investment selection because underlying managers in the Portfolio outperformed their respective benchmarks.

•

Our positions in emerging markets, which outperformed developed markets during the period, and energy, which continued to post significant gains amid a favorable supply/demand backdrop, also contributed to the Portfolio’s results.

Describe Portfolio activity since inception.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers remained constant throughout the period, with an 60% allocation to U.S. equities and a 40% allocation to international equities.

Describe Portfolio positioning at period-end.

•	The Portfolio’s asset mix at period-end was consistent with the blended benchmark.

•

The Portfolio maintained its biases toward emerging markets and energy. These tilts reflect our belief that emerging market economies will continue to grow briskly while the large western economies slow. Within emerging markets, we believe China and India will continue to demand large quantities of natural resources to fuel their growth, while Brazil and Russia will continue to meet this demand. We also believe that the U.S. dollar will drift lower as a result of weak domestic demand.

Total Return Based on a $10,000 Investment

8	ANNUAL REPORT	SEPTEMBER 30, 2007

Portfolio Summary (concluded)	Aggressive Growth Prepared Portfolio

Total Return
From Inception
	w / o sales charge	w / sales charge
Institutional	+15.50%	—
Investor A	+15.20%	+9.20%
Investor C	+14.50%	+13.50%
Class R	+14.90%	—
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	+9.90%	—

The performance information above and on the previous page includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception date of the Portfolio was 12/21/06. See “About Portfolios’ Performance” on page 10 for further information on how performance data was calculated, including important information on the line graph on the previous page.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.

Expense Example

	Actual			Hypothetical
	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Incurred During the Period
Institutional	$1,000.00	$1,119.20	$0.48	$1,000.00	$1,024.54	$0.46
Investor A	$1,000.00	$1,117.40	$2.07	$1,000.00	$1,023.02	$1.98
Investor C	$1,000.00	$1,112.70	$5.98	$1,000.00	$1,019.26	$5.74
Class R	$1,000.00	$1,115.50	$3.13	$1,000.00	$1,022.00	$3.00

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.09%, 0.39%, 1.13% and 0.59% for the Institutional, Investor A, C and R share classes, respectively, multiplied by the average account value over the period, multiplied by number of days 183/365 (to reflect the one-half year period).

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

Portfolio Profile as of September 30, 2007

Portfolio Allocation (% of affiliated investment companies)
Equity Funds	100.0%

Portfolio Holdings (% of affiliated investment companies)
BlackRock Global Dynamic Equity Fund	20.5%
BlackRock Large Cap Core Fund	19.1
BlackRock Capital Appreciation Portfolio	15.4
BlackRock Basic Value Fund, Inc.	14.3
BlackRock Small Cap Core Equity Portfolio	9.5
BlackRock Latin America Fund, Inc.	5.7
BlackRock All-Cap Global Resources Portfolio	5.3
BlackRock Pacific Fund, Inc.	5.2
BlackRock EuroFund	5.0

Although the allocation and holdings listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

ANNUAL REPORT	SEPTEMBER 30, 2007	9

About Portfolios’ Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur an initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance information is stated to reflect the maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor C Shares), and assumes the reinvestment of dividends and distributions. The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2008 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor C and R Shares is lower than the performance of Institutional Shares because Investor C and R Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor C and R Shares is lower than the performance of Investor A Shares because Investor C and R Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

10	ANNUAL REPORT	SEPTEMBER 30, 2007

Disclosure of Expenses

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2007 to September 30, 2007. The information under “Actual Expenses,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period”, to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ANNUAL REPORT	SEPTEMBER 30, 2007	11

Schedules of Investments As of September 30, 2007	(Percentages shown are based on Net Assets)

Conservative Prepared Portfolio

	Number of Shares	Value
Affiliated Investment Companies — 102.8%
Equity Funds — 42.3%
BlackRock All-Cap Global Resources Portfolio	16,321	$316,629
BlackRock Basic Value Fund, Inc.	25,114	842,056
BlackRock Capital Appreciation Portfolio(b)	49,715	905,302
BlackRock EuroFund	11,810	292,288
BlackRock Global Dynamic Equity Fund	83,915	1,205,020
BlackRock Large Cap Core Fund	78,691	1,123,708
BlackRock Latin America Fund, Inc.	4,337	331,247
BlackRock Pacific Fund, Inc.	8,941	304,358
BlackRock Small Cap Core Equity Portfolio	26,233	556,406

		5,877,014

Fixed Income Fund — 60.5%
BlackRock Total Return Fund	738,045	8,413,719

TOTAL AFFILIATED INVESTMENT COMPANIES — 102.8%
(Cost $14,007,567(a))		14,290,733
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.8)%		(383,195)

NET ASSETS — 100.0%		$13,907,538

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$353,513
Gross unrealized depreciation	(70,347)

$283,166

(b)	Non-income producing security.

Moderate Prepared Portfolio

	Number of Shares	Value
Affiliated Investment Companies — 99.6%
Equity Funds — 61.0%
BlackRock All-Cap Global Resources Portfolio	70,963	$1,376,690
BlackRock Basic Value Fund, Inc.	108,526	3,638,868
BlackRock Capital Appreciation Portfolio(b)	215,310	3,920,800
BlackRock EuroFund	51,163	1,266,289
BlackRock Global Dynamic Equity Fund	363,440	5,218,995
BlackRock Large Cap Core Fund	340,001	4,855,221
BlackRock Latin America Fund, Inc.	18,925	1,445,332
BlackRock Pacific Fund, Inc.	38,657	1,315,896
BlackRock Small Cap Core Equity Portfolio	113,452	2,406,309

		25,444,400

Fixed Income Funds — 38.6%
BlackRock High Yield Bond Portfolio	149,298	1,191,394
BlackRock International Bond Portfolio	108,030	1,252,073
BlackRock Total Return Fund	1,199,566	13,675,050

		16,118,517

TOTAL AFFILIATED INVESTMENT COMPANIES — 99.6% (Cost $40,272,649(a))		41,562,917
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		154,409

NET ASSETS — 100.0%		$41,717,326

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,602,193
Gross unrealized depreciation	(311,925)

$1,290,268

(b)	Non-income producing security.

See accompanying notes to financial statements.

12	ANNUAL REPORT	SEPTEMBER 30, 2007

Schedules of Investments (concluded) As of September 30, 2007	(Percentages shown are based on Net Assets)

Growth Prepared Portfolio

	Number of Shares	Value
Affiliated Investment Companies — 99.6%
Equity Funds — 80.5%

BlackRock All-Cap Global Resources Portfolio	120,509	$2,337,872
BlackRock Basic Value Fund, Inc.	185,003	6,203,141
BlackRock Capital Appreciation Portfolio(b)	364,996	6,646,584
BlackRock EuroFund	86,989	2,152,981
BlackRock Global Dynamic Equity Fund	617,113	8,861,740
BlackRock Large Cap Core Fund	581,084	8,297,880
BlackRock Latin America Fund, Inc.	32,079	2,449,870
BlackRock Pacific Fund, Inc.	65,573	2,232,117
BlackRock Small Cap Core Equity Portfolio	193,157	4,096,857

		43,279,042

Fixed Income Funds — 19.1%

BlackRock High Yield Bond Portfolio	190,330	1,518,831
BlackRock International Bond Portfolio	137,299	1,591,292
BlackRock Total Return Fund	628,910	7,169,579

		10,279,702

TOTAL AFFILIATED INVESTMENT COMPANIES — 99.6% (Cost $51,388,470(a))		53,558,744
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		204,133

NET ASSETS — 100.0%		$53,762,877

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$2,643,987
Gross unrealized depreciation	(473,713)

$2,170,274

(b)	Non-income producing security.

Aggressive Growth Prepared Portfolio

	Number of Shares	Value
Affiliated Investment Companies — 99.9%
Equity Funds — 99.9%

BlackRock All-Cap Global Resources Portfolio	59,927	$1,162,580
BlackRock Basic Value Fund, Inc.	92,217	3,092,046
BlackRock Capital Appreciation Portfolio(b)	182,666	3,326,347
BlackRock EuroFund	43,363	1,073,240
BlackRock Global Dynamic Equity Fund	308,146	4,424,975
BlackRock Large Cap Core Fund	289,107	4,128,453
BlackRock Latin America Fund, Inc.	15,973	1,219,837
BlackRock Pacific Fund, Inc.	32,892	1,119,659
BlackRock Small Cap Core Equity Portfolio	96,432	2,045,329

		21,592,466

TOTAL AFFILIATED INVESTMENT COMPANIES — 99.9%
(Cost $20,605,128(a))		21,592,466
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		12,148

NET ASSETS — 100.0%		$21,604,614

(a)	Also cost for federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,245,817
Gross unrealized depreciation	(258,479)

$987,338

(b)	Non-income producing security.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	13

Statements of Assets and Liabilities

As of September 30, 2007	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Assets
Investments at value - affiliated[1]	$14,290,733	$41,562,917	$53,558,744	$21,592,466
Dividends receivable - affiliated	142	398	—	186
Interest receivable - affiliated	1	2	2	1
Receivable from advisor	34,827	42,428	53,966	42,631
Capital shares sold receivable	42,929	336,383	683,259	114,820
Prepaid expenses	8,738	8,259	9,781	8,168

Total Assets	14,377,370	41,950,387	54,305,752	21,758,272

Liabilities
Capital shares redeemed payable	385,779	4,965	74,793	2,876
Cash overdraft	35,213	20,737	325,736	5,450
Audit fees payable	30,123	30,133	30,165	30,114
Distribution fees payable	6,433	18,096	18,781	7,919
Custodian fees payable	3,740	5,517	6,474	3,522
Legal fees payable	1,313	3,994	4,946	2,036
Transfer agent fees payable	891	3,174	4,975	2,436
Investments purchased payable - affiliated	93	127,922	55,157	90,453
Officers’ and trustees’ fees payable	64	190	229	92
Administration fees payable	56	181	39	—
Other accrued expenses payable	6,127	18,152	21,580	8,760

Total Liabilities	469,832	233,061	542,875	153,658

Net Assets	$13,907,538	$41,717,326	$53,762,877	$21,604,614

Net Assets Consist of
Capital paid in	$13,428,081	$39,785,919	$50,626,598	$20,239,949
Undistributed net investment income	119,636	280,976	245,225	46,315
Accumulated net realized gain	76,655	360,163	720,780	331,012
Net unrealized appreciation	283,166	1,290,268	2,170,274	987,338

Net Assets	$13,907,538	$41,717,326	$53,762,877	$21,604,614

[1] Cost of investments - affiliated	$14,007,567	$40,272,649	$51,388,470	$20,605,128

See accompanying notes to financial statements.

14	ANNUAL REPORT	SEPTEMBER 30, 2007

As of September 30, 2007	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Institutional Shares
Net Assets	$377,582	$1,701,812	$9,179,219	$4,346,312
Shares outstanding, unlimited number of shares authorized, $0.001 par value	35,148	154,466	810,794	376,465
Net Asset Value	$10.74	$11.02	$11.32	$11.55
Investor A Shares
Net Assets	$1,646,125	$6,382,453	$9,742,906	$2,772,677
Shares outstanding, unlimited number of shares authorized, $0.001 par value	153,551	580,310	862,734	240,732
Net Asset Value	$10.72	$11.00	$11.29	$11.52
Investor C Shares
Net Assets	$11,051,017	$29,970,553	$32,407,847	$13,383,611
Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,036,895	2,742,089	2,885,180	1,168,492
Net Asset Value	$10.66	$10.93	$11.23	$11.45
R Shares
Net Assets	$832,814	$3,662,508	$2,432,905	$1,102,014
Shares outstanding, unlimited number of shares authorized, $0.001 par value	77,856	333,964	215,869	95,910
Net Asset Value	$10.70	$10.97	$11.27	$11.49

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	15

Statements of Operations

For the Period Ended September 30, 2007	Conservative Prepared Portfolio[1]	Moderate Prepared Portfolio[1]	Growth Prepared Portfolio[1]	Aggressive Growth Prepared Portfolio[1]
Investment Income
Dividends from affiliates	$145,991	$314,781	$220,367	$19,915
Interest from affiliates (Note C)	11	17	13	13

Total investment income	146,002	314,798	220,380	19,928

Expenses
Legal and audit fees	74,859	77,748	78,938	75,638
Registration fees and expenses (Note C)	60,955	54,020	54,081	53,059
Distribution fees - class specific	27,255	79,390	82,888	31,587
Printing fees	25,782	51,713	61,018	31,353
Custodian fees	15,312	21,178	24,501	14,847
Shareholder servicing fees - class specific	11,323	33,825	37,620	13,329
Administration fees	3,563	10,912	13,334	5,270
Transfer agent fees - class specific	2,863	9,696	15,420	7,667
Administration fees - class specific	1,165	3,567	4,364	1,723
Officers’ and trustees’ fees	229	611	729	311
Other	3,681	3,681	3,877	3,936

Total expenses	226,987	346,341	376,770	238,720
Less administration fees waived	(3,563)	(10,912)	(13,334)	(5,270)
Less administration fees waived - class specific	(449)	(1,206)	(2,133)	(1,017)
Less transfer agent fees waived - class specific	(37)	(73)	(142)	(77)
Less transfer agent fees reimbursed - class specific	(385)	(1,180)	(7,962)	(5,082)
Less fees paid indirectly (Note C)	(2)	(2)	(2)	(1)
Less expenses reimbursed by advisor	(174,612)	(195,995)	(210,689)	(172,864)

Net expenses	47,939	136,973	142,508	54,409

Net investment income (loss)	98,063	177,825	77,872	(34,481)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated transactions	(17,500)	(85,589)	(1,087)	(29,449)
Capital gain distributions received from affiliated underlying funds	115,722	548,899	889,217	441,255

	98,222	463,310	888,130	411,806

Net change in unrealized appreciation/depreciation on:
Affiliated transactions	283,166	1,290,268	2,170,274	987,338

Net gain on investments	381,388	1,753,578	3,058,404	1,399,144

Net increase in net assets resulting from operations	$479,451	$1,931,403	$3,136,276	$1,364,663

[1]	Commencement of operations on December 21, 2006.

See accompanying notes to financial statements.

16	ANNUAL REPORT	SEPTEMBER 30, 2007

Statements of Changes in Net Assets

	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Increase in Net Assets:	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]
Operations
Net investment income (loss)	$98,063	$177,825	$77,872	$(34,481)
Net realized gain on investment transactions	98,222	463,310	888,130	411,806
Change in unrealized appreciation/depreciation on investments	283,166	1,290,268	2,170,274	987,338

Net increase in net assets resulting from operations	479,451	1,931,403	3,136,276	1,364,663

Capital Share Transactions
Net increase in net assets resulting from capital share transactions	13,428,087	39,785,923	50,626,601	20,239,951

Net Assets
Total increase in net assets	13,907,538	41,717,326	53,762,877	21,604,614
Beginning of period	—	—	—	—

End of period	$13,907,538	$41,717,326	$53,762,877	$21,604,614

End of period undistributed net investment income	$119,636	$280,976	$245,225	$46,315

[1]	Commencement of operations on December 21, 2006.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	17

Financial Highlights For a Share Outstanding Throughout Each Period

	Conservative Prepared Portfolio				Moderate Prepared Portfolio
	Institutional Class	Investor A Class	Investor C Class	R Class	Institutional Class	Investor A Class	Investor C Class	R Class
	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00

Net investment income[2]	0.23	0.20	0.15	0.21	0.17	0.14	0.08	0.15
Gain on investments (both realized and unrealized)	0.51	0.52	0.51	0.49	0.85	0.86	0.85	0.82

Net increase from investment operations	0.74	0.72	0.66	0.70	1.02	1.00	0.93	0.97

Net asset value, end of period	$10.74	$10.72	$10.66	$10.70	$11.02	$11.00	$10.93	$10.97

Total Investment Return
Total return[3]	7.40%	7.20%[4]	6.60%[5]	7.00%	10.20%	10.00%[4]	9.30%[5]	9.70%
Ratios/Supplemental Data
Net assets, end of period (000)	$378	$1,646	$11,051	$833	$1,702	$6,382	$29,971	$3,663
Ratio of net expenses to average net assets[6]	0.13%	0.44%	1.18%	0.68%	0.09%	0.41%	1.15%	0.59%
Ratio of total expenses to average net assets (excluding waivers)[6]	15.06%	4.95%	3.96%	15.25%	3.33%	2.01%	2.28%	5.23%
Ratio of net investment income to average net assets[6]	2.88%	2.53%	1.91%	2.61%	2.06%	1.73%	1.01%	1.80%
Ratio of net investment income to average net assets (excluding waivers)[6]	(12.05)%	(1.98)%	(0.87)%	(11.96)%	(1.18)%	0.13%	(0.12)%	(2.84)%
Portfolio turnover rate	9%	9%	9%	9%	11%	11%	11%	11%

18	ANNUAL REPORT	SEPTEMBER 30, 2007

Financial Highlights (concluded) For a Share Outstanding Throughout Each Period

	Growth Prepared Portfolio				Aggressive Growth Prepared Portfolio
	Institutional Class	Investor A Class	Investor C Class	R Class	Institutional Class	Investor A Class	Investor C Class	R Class
	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]	For the Period Ended 9/30/07[1]
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00

Net investment income (loss)[2]	0.10	0.07	0.01	0.05	0.01	(0.01)	(0.07)	(0.04)
Gain on investments (both realized and unrealized)	1.22	1.22	1.22	1.22	1.54	1.53	1.52	1.53

Net increase from investment operations	1.32	1.29	1.23	1.27	1.55	1.52	1.45	1.49

Net asset value, end of period	$11.32	$11.29	$11.23	$11.27	$11.55	$11.52	$11.45	$11.49

Total Investment Return
Total return[3]	13.20%	12.90%[4]	12.30%[5]	12.70%	15.50%	15.20%[4]	14.50%[5]	14.90%
Ratios/Supplemental Data
Net assets, end of period (000)	$9,179	$9,743	$32,408	$2,433	$4,346	$2,773	$13,384	$1,102
Ratio of net expenses to average net assets[6]	0.07%	0.38%	1.11%	0.60%	0.09%	0.39%	1.13%	0.59%
Ratio of total expenses to average net assets (excluding waivers)[6]	1.80%	1.69%	2.21%	6.87%	2.80%	3.51%	3.27%	12.51%
Ratio of net investment income (loss) to average net assets[6]	1.17%	0.89%	0.12%	0.65%	0.14%	(0.14)%	(0.81)%	(0.50)%
Ratio of net investment loss to average net assets (excluding waivers)[6]	(0.56)%	(0.42)%	(0.98)%	(5.62)%	(2.57)%	(3.26)%	(2.97)%	(12.41)%
Portfolio turnover rate	0%	0%	0%	0%	7%	7%	7%	7%

[1]	Commencement of operations on December 21, 2006.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Sales load not reflected in total return.
[5]	Contingent deferred sales load not reflected in total return.
[6]	Annualized.

See accompanying notes to financial statements.

ANNUAL REPORT	SEPTEMBER 30, 2007	19

Notes to Financial Statements

(A) Organization

BlackRock Funds II (the “Fund”) was organized on April 26, 2007, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As part of a reorganization that occurred on June 8, 2007, certain portfolios of BlackRock FundsSM were merged into the Fund. As of September 30, 2007, the Fund had 30 registered portfolios, 4 of which are included in these financial statements (the “Portfolios”). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the Fund may offer as many as thirteen classes of shares: BlackRock, Institutional, Service, Hilliard Lyons, Investor A, Investor A1, Investor B, Investor B1, Investor B2, Investor C, Investor C1, Investor C2 and R. Shares of all classes of a Portfolio represent equal pro-rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. The Portfolios generally will invest in other open-end investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate-related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

(B) Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation — The market value of the Portfolios’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (NYSE) on days when the NYSE is open. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value.

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Portfolios’ statements, if any, has not been determined.

In addition, in February 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Portfolios’ financial statements, if any, has not been determined.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”) requires the use of management estimates. Actual results could differ from these estimates and such differences could be material.

Other — Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are pro-rated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a Portfolio are due to class-specific expenses and waivers. Income, other expenses and realized and unrealized gains and losses of a Portfolio are allocated to the respective class on the basis of the relative net assets each day.

(C) Agreements and Other Transactions with Affiliates and Related Parties

Pursuant to an Investment Advisory Agreement, BlackRock Advisors, LLC (“BlackRock”) serves as investment advisor for each of the Portfolios. Merrill Lynch & Co., Inc.(“Merrill Lynch”) and The PNC Financial Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc. BlackRock will not receive any advisory fees from the Portfolios for its investment advisory services. Each Portfolio pays management fees to BlackRock indirectly, as a shareholder in the Underlying Funds.

PFPC Trust Company (“PTC”), an indirect wholly-owned subsidiary of PNC, serves as custodian for each of the Portfolios. For these services, the custodian receives a monthly fee of $1,000 per Portfolio, assuming each such Portfolio invests solely in other Portfolios of the Fund, plus other miscellaneous fees incurred on behalf of the Portfolio.

PFPC Inc. (“PFPC”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings. The Portfolios are also charged per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Shares of each class of each Portfolio of the Fund bear their pro-rata portion of all operating expenses paid by the Portfolio, except transfer

20	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

agency fees, certain administrative fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”).

Pursuant to written agreements, certain affiliates provide certain Portfolios sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. For the period ended September 30, 2007, the Portfolios paid the following fees in return for these services:

Conservative Prepared	$1,693
Moderate Prepared	6,038
Growth Prepared	9,951
Aggressive Growth Prepared	4,824

PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million of net assets of each Portfolio, 0.065% of the next $500 million and 0.055% in excess of $1 billion of each Portfolio. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any portfolio or share class.

Pursuant to the Fund’s Plan, the Fund may pay BlackRock Distributors, Inc. (“BDI”), a direct subsidiary of PFPC, and/or BlackRock or any other affiliate of PNC and Merrill Lynch, fees for distribution and sales support services. Currently, only Investor B, B1, B2, C, C1, C2 and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC, Merrill Lynch and their affiliates) fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Service, Hilliard Lyons, Investor A, A1, B, B1, B2, C, C1, C2 and R Shares bear the expense of service fees under the Plan.

The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Plan. Fees are expressed as a percentage of average daily net asset values of the respective classes.

Class Specific Fee Arrangement

Portfolio	Share Classes
	Institutional		Investor A		Investor C		R
	Contractual Fees	Actual Fees (4)	Contractual Fees (1)	Actual Fees (4)	Contractual Fees (2)	Actual Fees (4)	Contractual Fees (3)	Actual Fees (4)
Conservative Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Moderate Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Growth Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%
Aggressive Growth Prepared	None	None	0.25%	0.25%	1.00%	1.00%	0.50%	0.50%

(1) — the maximum annual contractual fees are comprised of a 0.25% service fee.

(2) — the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.

(3) — the maximum annual contractual fees are comprised of a 0.25% distribution fee and a 0.25% service fee.

(4) — annualized; the actual fees are for the period ended September 30, 2007.

For the period ended September 30, 2007, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Conservative Prepared	$38,190
Moderate Prepared	111,499
Growth Prepared	119,968
Aggressive Growth Prepared	44,681

BlackRock maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the period ended September 30, 2007, the following amounts have been accrued by the Portfolios to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Call Center	Share Classes
	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$4	$14	$35	$3	$56
Moderate Prepared	8	35	95	5	143
Growth Prepared	14	41	97	5	157
Aggressive Growth Prepared	11	25	38	3	77

For the period ended September 30, 2007, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

ANNUAL REPORT	SEPTEMBER 30, 2007	21

Notes to Financial Statements (continued)

Administration Fees	Share Classes				Total
	Institutional	Investor A	Investor C	R
Conservative Prepared	$33	$200	$897	$35	$1,165
Moderate Prepared	185	657	2,607	118	3,567
Growth Prepared	602	948	2,739	75	4,364
Aggressive Growth Prepared	390	255	1,041	37	1,723

Administration Fees Waived	Share Classes				Total
	Institutional	Investor A	Investor C	R
Conservative Prepared	$33	$64	$350	$2	$449
Moderate Prepared	182	133	776	115	1,206
Growth Prepared	602	376	1,152	3	2,133
Aggressive Growth Prepared	388	111	481	37	1,017

Transfer Agent Fees	Share Classes				Total
	Institutional	Investor A	Investor C	R
Conservative Prepared	$182	$487	$2,154	$40	$2,863
Moderate Prepared	914	1,606	7,134	42	9,696
Growth Prepared	1,934	2,126	11,323	37	15,420
Aggressive Growth Prepared	1,493	1,167	4,971	36	7,667

Transfer Agent Fees Waived	Share Classes				Total
	Institutional	Investor A	Investor C	R
Conservative Prepared	$4	$14	$19	$—	$37
Moderate Prepared	8	—	60	5	73
Growth Prepared	14	31	97	—	142
Aggressive Growth Prepared	11	25	38	3	77

Transfer Agent Fees Reimbursed	Share Classes				Total
	Institutional	Investor A	Investor C	R
Conservative Prepared	$178	$78	$122	$7	$385
Moderate Prepared	900	—	246	34	1,180
Growth Prepared	1,920	82	5,949	11	7,962
Aggressive Growth Prepared	1,473	731	2,845	33	5,082

Shareholder Servicing Fees	Share Classes			Total
	Investor A	Investor C	R
Conservative Prepared	$2,002	$8,966	$355	$11,323
Moderate Prepared	6,575	26,070	1,180	33,825
Growth Prepared	9,486	27,378	756	37,620
Aggressive Growth Prepared	2,551	10,406	372	13,329

Distribution Fees	Share Classes		Total
	Investor C	R
Conservative Prepared	$26,900	$355	$27,255
Moderate Prepared	78,210	1,180	79,390
Growth Prepared	82,132	756	82,888
Aggressive Growth Prepared	31,215	372	31,587

BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2008, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Fund’s Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C	R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

If operating expenses within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate continues to be the Portfolio’s investment advisor or administrator and (3) the Board approved the payments to BlackRock at the previous quarterly meeting.

At September 30, 2007, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31, 2009	Expiring January 31, 2010	Total Waivers Subject to Reimbursement
Conservative Prepared	$6,560	$114,053	$120,613
Moderate Prepared	8,765	139,451	148,216
Growth Prepared	7,651	168,332	175,983
Aggressive Growth Prepared	5,420	127,339	132,759

BlackRock reimbursed the Portfolios for state registration fees in the amounts as follows and will not seek recoupment from the Portfolios for these fees:

Conservative Prepared	$55,021
Moderate Prepared	48,871
Growth Prepared	48,871
Aggressive Growth Prepared	48,871

For the period ended September 30, 2007, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Portfolios’ Investor A Class as follows:

Conservative Prepared	$45,183
Moderate Prepared	170,388
Growth Prepared	202,929
Aggressive Growth Prepared	79,765

For the period ended September 30, 2007, affiliates received the following contingent deferred sales charges relating to transactions in Investor C Class:

22	ANNUAL REPORT	SEPTEMBER 30, 2007

Notes to Financial Statements (continued)

Investor C Class
Conservative Prepared	$509
Moderate Prepared	3,026
Growth Prepared	9,017
Aggressive Growth Prepared	892

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PFPC on behalf of the Portfolios. The income earned for the period ended September 30, 2007, was as follows:

Conservative Prepared	$11
Moderate Prepared	17
Growth Prepared	13
Aggressive Growth Prepared	13

The Portfolios may also receive earnings credits related to cash balances with PFPC which are shown on the Statements of Operations as “fees paid indirectly.”

(D) Purchases and Sales of Securities

For the period ended September 30, 2007, purchases and sales of securities, excluding short-term investments and U.S. government securities, were as follows:

	Purchases	Sales
Conservative Prepared	$14,606,399	$581,332
Moderate Prepared	42,572,683	2,214,445
Growth Prepared	51,401,121	11,564
Aggressive Growth Prepared	21,302,652	668,074

(E) Capital Shares

Transactions in capital shares for the period were as follows:

	Conservative Prepared
	For the Period Ended September 30, 2007
	Shares	Value
Shares sold:
Institutional Class	37,802	$391,323
Investor A Class	202,446	2,085,728
Investor C Class	1,058,914	10,914,311
R Class	116,447	1,214,242
Shares redeemed:
Institutional Class	(2,654)	(27,569)
Investor A Class	(48,895)	(511,599)
Investor C Class	(22,019)	(226,922)
R Class	(38,591)	(411,427)

Net increase	1,303,450	$13,428,087

	Moderate Prepared
	For the Period Ended September 30, 2007
	Shares	Value
Shares sold:
Institutional Class	175,739	$1,828,950
Investor A Class	629,745	6,567,306
Investor C Class	2,868,132	29,986,623
R Class	522,360	5,517,369
Shares redeemed:
Institutional Class	(21,273)	(222,026)
Investor A Class	(49,435)	(532,230)
Investor C Class	(126,043)	(1,320,251)
R Class	(188,396)	(2,039,818)

Net increase	3,810,829	$39,785,923

	Growth Prepared
	For the Period Ended September 30, 2007
	Shares	Value
Shares sold:
Institutional Class	856,144	$9,166,712
Investor A Class	916,974	9,675,381
Investor C Class	3,018,127	31,939,395
R Class	220,285	2,366,593
Shares redeemed:
Institutional Class	(45,350)	(485,374)
Investor A Class	(54,240)	(567,560)
Investor C Class	(132,947)	(1,419,848)
R Class	(4,416)	(48,698)

Net increase	4,774,577	$50,626,601

	Aggressive Growth Prepared
	For the Period Ended September 30, 2007
	Shares	Value
Shares sold:
Institutional Class	456,902	$4,911,046
Investor A Class	245,897	2,658,395
Investor C Class	1,213,799	13,064,981
R Class	118,675	1,290,928
Shares redeemed:
Institutional Class	(80,437)	(887,646)
Investor A Class	(5,165)	(55,012)
Investor C Class	(45,307)	(488,915)
R Class	(22,765)	(253,826)

Net increase	1,881,599	$20,239,951

(F) Federal Tax Information

No provision is made for federal taxes as it is the Portfolios’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

Dividends from income, net investment income and distributions from net capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net

ANNUAL REPORT	SEPTEMBER 30, 2007	23

Notes to Financial Statements (concluded)

realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2007, attributable to disallowed expenses, reclassification of distributions received from underlying funds and other differences between financial reporting and tax accounting, were reclassified to the following accounts:

	Increase (Decrease) Paid-In-Capital	Increase (Decrease) Accumulated Net Realized Gain/(Loss)	Increase (Decrease) Undistributed Net Investment Income
Conservative Prepared	$(6)	$(21,567)	$21,573
Moderate Prepared	(4)	(103,147)	103,151
Growth Prepared	(3)	(167,350)	167,353
Aggressive Growth Prepared	(2)	(80,794)	80,796

As of September 30, 2007, the tax components of distributable earnings/ (accumulated losses) were as follows:

	Undistributed Ordinary Income	Accumulated Long-Term Capital Gain	Unrealized Gains/Losses- Net *
Conservative Prepared	$119,636	$76,655	$283,166
Moderate Prepared	280,976	360,163	1,290,268
Growth Prepared	245,225	720,780	2,170,274
Aggressive Growth Prepared	46,315	331,012	987,338

*	There were no significant differences between book-basis and tax-basis unrealized gains/losses.

Effective September 30, 2007, the Portfolios implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolios, and has determined that the adoption of FIN 48 does not have a material impact on the Portfolios’ financial statements. The Portfolios will file their first Federal and state tax returns in 2008 for the period ended September 30, 2007.

24	ANNUAL REPORT	SEPTEMBER 30, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Conservative Prepared, Moderate Prepared, Growth Prepared, and Aggressive Growth Prepared Portfolios, four of the thirty portfolios constituting the BlackRock Funds II (the “Fund”), (collectively the “Portfolios”), as of September 30, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 21, 2006 (commencement of operations) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Fund as of September 30, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the period from December 21, 2006 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 28, 2007

ANNUAL REPORT	SEPTEMBER 30, 2007	25

Fund Management (Unaudited)

Information pertaining to the Trustees and officers of the Fund as of September 30, 2007 is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 441-7762.

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Richard S. Davis(3) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1945	Trustee	Since 2005	Managing Director, BlackRock, Inc. (since 2005); Chief Executive Officer, State Street Research & Management Company (2000-2005); Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) (2000-2005); Senior Vice President, Metropolitan Life Insurance Company (1999-2000); Chairman, SSR Realty (2000-2004).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	None

Laurence D. Fink(4) BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1952	Trustee	Since 2000	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988; Chairman of the Executive and Management Committees; formerly, Managing Director of the First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee of The Boys’ Club of New York.	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, BlackRock, Inc.

26	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees

Bruce R. Bond c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1946	Trustee	Since 2005	Retired; Trustee and member of the Governance Committee, SSR Funds (1997-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, Avaya, Inc. (information technology).

Honorable Stuart E. Eizenstat c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1943	Trustee and Chairman of the Compliance Committee	Since 2001	Partner and Head of International Practice, Covington & Burling (law firm) (2001-Present); Deputy Secretary of the Treasury (1999-2001); Under Secretary of State for Economic, Business and Agricultural Affairs (1997-1999); Under Secretary of Commerce for International Trade (1996-1997); U.S. Ambassador to the European Union (1993-1996).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, UPS Corporation; Advisory Board member, The Coca-Cola Company; Advisory Board member, Group Menatep; Advisory Board member, BT Americas.

Robert M. Hernandez c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1944	Trustee, Vice Chairman of the Board and Chairman of the Audit Committee	Since 1996	Retired; Director (1991-2001), Vice Chairman and Chief Financial Officer (1994-2001), Executive Vice President- Accounting and Finance and Chief Financial Officer (1991-1994), USX Corporation (a diversified company principally engaged in energy and steel businesses).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Lead Director, ACE Limited (insurance company); Director and Chairman of the Board, RTI International Metals, Inc.: Director, Eastman Chemical Company.

Dr. Matina Horner c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1939	Trustee and Chairperson of the Governance and Nominating Committee	Since 2004	Retired; Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) (1989-2003).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Member and Former Chair of the Board of the Massachusetts General Hospital Institute of Health Professions; Member and Former Chair of the Board of the Greenwall Foundation; Trustee, Century Foundation (formerly The Twentieth Century Fund); Director and Chair of the Audit Committee, N STAR (formerly called Boston Edison); Director, The Neiman Marcus Group; Honorary Trustee, Massachusetts General Hospital Corporation.

ANNUAL REPORT	SEPTEMBER 30, 2007	27

Fund Management (Unaudited) (continued)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Currently Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees (concluded)

Toby Rosenblatt c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1938	Trustee	Since 2005	President (since 1999) and Vice President - General Partner (since 1990), Founders Investments Ltd.; Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds (1990-2005); Trustee, Metropolitan Series Funds, Inc. (2001-2005).	61 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios and 5 Portfolios of BlackRock Bond Allocation Target Shares)	Director, A.P. Pharma, Inc.; Trustee, The James Irvine Foundation (since 1997).

David R. Wilmerding, Jr. c/o BlackRock Funds 100 Bellevue Parkway Wilmington, DE 19809 1935	Trustee and Chairperson of the Board	Since 1996	Retired; Chairman, Wilmerding & Associates, Inc. (investment advisers) (until 2006); Chairman, Coho Partners, Ltd. (investment advisers) (2003-2006).	62 (includes 26 BlackRock Funds Portfolios, 30 BlackRock Funds II Portfolios, 5 Portfolios of BlackRock Bond Allocation Target Shares and 1 Portfolio of Chestnut Street Exchange Fund, which is managed by BlackRock Financial Management Inc. and BlackRock Institutional Management Corporation.)	Director, Beaver Management Corporation (land management corporation); Managing General Partner, Chestnut Street Exchange Fund, Chairman since 2006; Director, Peoples First, Inc. (bank Holding Company) (2001-2004).

28	ANNUAL REPORT	SEPTEMBER 30, 2007

Fund Management (Unaudited) (concluded)

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office(5) and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees

Anne Ackerley BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1962	Vice President	Since 2003 (previously served as Assistant Secretary since 2000)	Managing Director, BlackRock, Inc. (since May 2000); First Vice President and Operating Officer, Mergers and Acquisitions Group (1997-2000), First Vice President and Operating Officer, Public Finance Group (1995-1997), and First Vice President, Emerging Markets Fixed Income Research (1994-1995), Merrill Lynch & Co.

Neal J. Andrews BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock Inc. (since August 2006); Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. (1992-2006).

Bart Battista BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Since 2004	Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. (since 2004); Managing Director (since 2003), and Director (1998-2002) of BlackRock, Inc.; Compliance Officer at Moore Capital Management (1995-1998).

Donald C. Burke BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1960	President	Since 2007 (previously served as Treasurer since 2006)	Managing Director of BlackRock Inc. (since 2006); Managing Director of Merrill Lynch Investment Managers (“MLIM”) and Fund Asset Management (“FAM”) from (2006), First Vice President thereof (1997-2005) and Treasurer thereof (since 1999), Vice President of MLIM and FAM (1990-1997).

Jay Fife BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1970	Treasurer	Since 2007 (previously served as Assistant Treasurer since 2006)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. from 2006 to 2007; Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan BlackRock, Inc. 40 E. 52nd Street New York, NY 10022 1959	Secretary	Since 1997	Managing Director and Senior Counsel (since January 2005), Director and Senior Counsel (2001-2004) and Vice President and Senior Counsel (1998-2000), BlackRock Advisors, LLC; Senior Counsel, PNC Bank Corp. (May 1995-April 1998).

(1)

Each Trustee holds office for an indefinite term until the earlier of (1) the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund’s Declaration of Trust.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment advisor or that have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

(3)	Mr. Davis is an interested person of the Fund due to his position at BlackRock, Inc.
(4)	Mr. Fink is an interested person of the Fund due to his position at BlackRock, Inc.
(5)

Each officer holds office for an indefinite term until the earlier of (1) the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund’s Declaration of Trust.

ANNUAL REPORT	SEPTEMBER 30, 2007	29

Additional Information (Unaudited)

(A) Board of Trustees’ Consideration of the Investment Advisory Agreement. In connection with the organization of BlackRock Funds II (the “Fund”), at a meeting held on May 31, 2007, the Fund’s Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or BlackRock, Inc. (“BlackRock”) (“Independent Trustees”), unanimously approved an investment advisory agreement (the “Investment Advisory Agreement”) between the Fund (with respect to each Portfolio) and BlackRock Advisors, LLC (the “Adviser”).

In determining to approve the Investment Advisory Agreement, the Trustees met with the relevant investment advisory personnel from the Adviser and considered all information they deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Board received materials in advance of the meeting relating to its consideration of the Investment Advisory Agreement, including: (i) fees and expense ratios of each class of the Portfolios in comparison to the fees and expense ratios of a peer group of funds; (ii) the Adviser’s economic outlook for the Portfolios and its general investment outlook for the markets; (iii) information regarding fees paid to service providers that are affiliates of the Adviser; and (iv) information regarding compliance records and regulatory matters relating to the Adviser.

Advisory Fees. In approving the Investment Advisory Agreement, the Trustees, including the Independent Trustees, considered the fees and expense ratios of the retail and institutional share classes of the Portfolios. They compared the fees, both before (referred to as “contractual”) and after (referred to as “actual”) any fee waivers and expense reimbursements, and expense ratios of the Portfolios against fees and expense ratios of a peer group. Both the peer group category and the funds within the peer group with respect to the fee and expense ratio comparisons were selected by Lipper Inc. (“Lipper”), which is not affiliated with the Adviser. For each Portfolio, the Investor A Class and Institutional Class were used to represent such Portfolio’s share classes for purposes of the Lipper survey, as Lipper differentiated between retail and institutional funds in selecting peers. The Board was provided with a description of the methodology used by Lipper to determine the peers for each Portfolio.

In addition to Lipper data, the Board also took into account the complexity of the investment management of each Portfolio relative to its peers. The Board was also provided with comparative information about services rendered and fee rates offered to other clients advised by the Adviser, including closed-end investment companies and separate accounts.

Following consideration of this information, the Trustees, including the Independent Trustees, noted that no fees were to be paid pursuant to the Investment Advisory Agreement and concluded this arrangement was fair and reasonable in light of the services provided.

Nature, Extent and Quality of Services. The Trustees, including the Independent Trustees, received information concerning the investment philosophy and investment process to be used by the Adviser in managing the Portfolios, as well as a description of the capabilities, personnel and services of the Adviser. In connection with this, the Trustees considered the Adviser’s in-house research capabilities as well as other resources available to its personnel. The Trustees considered the scope of the services provided by the Adviser to the Portfolios under the Investment Advisory Agreement relative to services typically provided by third parties to other funds. The Trustees noted that the standard of care applicable under the Investment Advisory Agreement was comparable to that found generally in investment company advisory agreements. The Trustees concluded that the scope of the Adviser’s services to be provided to the Portfolios was consistent with the Portfolios’ operational requirements, including, in addition to seeking to meet their investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services and were reasonable in terms of approving the Investment Advisory Agreement.

The Trustees, including the Independent Trustees, also considered the quality of the services provided by the Adviser to the Portfolios. The Trustees evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Portfolios with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Adviser in these matters. The Trustees also noted information received concerning standards of the Adviser with respect to the execution of portfolio transactions. The Board considered the legal and compliance programs of each of the Fund and the Adviser, as well as the integrity of the systems in place to ensure implementation of such programs, and the record Adviser with regard to these matters.

The Trustees, including the Independent Trustees, also considered information relating to the education, experience and number of investment professionals and other personnel who provide services under the Investment Advisory Agreement. The Trustees also took into account the time and attention to be devoted by senior management of the Adviser to the Portfolios. The Trustees also considered the business reputation of the Adviser and its financial resources and concluded that the Adviser would be able to meet any reasonably foreseeable obligation under the Investment Advisory Agreement.

Performance. The Trustees, including the Independent Trustees, received and considered information about the Adviser’s investment performance for the Underlying Funds in which the Portfolios invest. In addition, the Board reviewed BlackRock’s market outlook and discussed other factors relevant to the performance of the Portfolios.

Economies of Scale. The Trustees, including the Independent Trustees, considered whether there would be economies of scale in respect of the management of the Portfolios. The Board also considered the fee waivers and expense reimbursement arrangements by the Adviser for each of the Portfolios. The Board, including the Independent Trustees, determined

30	ANNUAL REPORT	SEPTEMBER 30, 2007

Additional Information (Unaudited) (concluded)

that no changes were currently necessary to the Portfolios’ fee structure to realize any economies of scale.

Other Benefits to the Adviser. The Trustees, including the Independent Trustees, also took into account other potential benefits to the Adviser, such as the ability to leverage investment professionals that also manage other portfolios, raising the profile of BlackRock in the broker-dealer community, and the engagement of affiliates of the Adviser as service providers to the Portfolios, including for administrative, transfer agency, distribution and custodial services. The Board also noted that the Adviser may use third-party research obtained by soft dollars generated by transactions in certain Portfolios to assist itself in managing all or a number of its other client accounts. The Board, including all of the Independent Trustees, concluded that these ancillary benefits that the Adviser and its affiliates could receive with regard to providing investment advisory and other services to the Portfolios were consistent with those generally available to other mutual fund sponsors.

Profitability. The Trustees, including the Independent Trustees, considered the level of the Adviser’s and its affiliates’ profits in respect of their relationship with each of the Portfolios. This consideration included a broad review of BlackRock’s methodology in allocating its costs to the management of each Portfolio. The Board considered the profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio and whether the amount of profit is a fair profit relative to their relationship with the Portfolio. The Board also considered the Adviser’s profit margins in comparison with available industry data. The Board, including the Independent Trustees, concluded that the Adviser’s profitability with respect to the Portfolios is reasonable relative to the services provided.

No single factor was considered in isolation or to be determinative in the Board’s decision to approve the Investment Advisory Agreement. Rather, the Board, including the Independent Trustees, concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Portfolios to approve the Investment Advisory Agreement.

(B) Special Meeting of Shareholders. The shareholders of each Portfolio voted on the following proposal, which was approved at a special shareholders meeting on September 7, 2007 for shareholders of record as of June 25, 2007. This proposal was part of the reorganization of the Fund’s Board of Trustees to take effect on or about November 1, 2007. A description of the proposal and number of shares voted were as follows:

To elect the Fund’s Board of Trustees	Conservative Prepared		Moderate Prepared
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	641,158	—	2,386,922	28,042
Bruce R. Bond	641,158	—	2,386,922	28,042
Donald W. Burton	641,158	—	2,386,922	28,042
Richard S. Davis	641,158	—	2,386,922	28,042
Stuart E. Eizenstat	641,158	—	2,386,922	28,042
Laurence D. Fink	641,158	—	2,386,922	28,042
Kenneth A. Froot	641,158	—	2,386,922	28,042
Henry Gabbay	641,158	—	2,386,922	28,042
Robert M. Hernandez	641,158	—	2,386,922	28,042
John F. O’Brien	641,158	—	2,386,922	28,042
Roberta Cooper Ramo	641,158	—	2,386,922	28,042
Jean Margo Reid	641,158	—	2,386,922	28,042
David H. Walsh	641,158	—	2,386,922	28,042
Fred G. Weiss	641,158	—	2,386,922	28,042
Richard R. West	640,676	482	2,386,922	28,042

To elect the Fund’s Board of Trustees	Growth Prepared		Aggressive Growth Prepared
	Votes For	Votes Withheld	Votes For	Votes Withheld
James H. Bodurtha	2,906,841	—	1,180,161	—
Bruce R. Bond	2,906,841	—	1,180,161	—
Donald W. Burton	2,906,841	—	1,180,161	—
Richard S. Davis	2,906,841	—	1,180,161	—
Stuart E. Eizenstat	2,906,841	—	1,180,161	—
Laurence D. Fink	2,906,841	—	1,180,161	—
Kenneth A. Froot	2,906,841	—	1,180,161	—
Henry Gabbay	2,906,841	—	1,180,161	—
Robert M. Hernandez	2,906,841	—	1,180,161	—
John F. O’Brien	2,906,841	—	1,180,161	—
Roberta Cooper Ramo	2,906,841	—	1,180,161	—
Jean Margo Reid	2,906,841	—	1,180,161	—
David H. Walsh	2,906,841	—	1,180,161	—
Fred G. Weiss	2,906,841	—	1,180,161	—
Richard R. West	2,906,841	—	1,180,161	—

ANNUAL REPORT	SEPTEMBER 30, 2007	31

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BlackRock Funds Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock Web site at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the “Commission”) athttp://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund’s voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30th is available (if any), upon request and without charge on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund’s Form N-Q is available on the Commission’s Web site at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM – 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple and SEP IRA’s, and 403(b) plans.

ANNUAL REPORT	SEPTEMBER 30, 2007

BlackRock Funds

Investment Advisor

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Custodian

PFPC Trust Company

Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent

PFPC Inc.

Wilmington, Delaware 19809

Co-Administrator

BlackRock Advisors, LLC

Wilmington, Delaware 19809

Distributor

BlackRock Distributors, Inc.

King of Prussia, Pennsylvania 19406

Counsel

Simpson Thacher & Bartlett LLP

New York, New York 10017

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, Pennsylvania 19103

ANNUAL REPORT	SEPTEMBER 30, 2007

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Aurora Portfolio	BlackRock Global Resources Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Science & Technology Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Portfolio	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Developing Capital Markets Fund	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Focus Twenty Fund	BlackRock International Opportunities Portfolio*	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Technology Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Growth Fund		BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Commodity Strategies Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Total Return Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

PREPARE-9/07-AR

Item 2	—	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	—

Audit Committee Financial Expert — The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Bruce R. Bond (not reappointed to the Audit Committee, effective November 1, 2007)

Peter S. Drotch (resigned effective January 22, 2007)

Dr. Matina Horner (term ended, effective November 1, 2007)

Toby Rosenblatt (term ended, effective November 1, 2007)

David R. Wilmerding, Jr. (term ended, effective November 1, 2007)

Fred G. Weiss (term began, effective November 1, 2007)

Richard R. West (term began, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	—	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Aggressive Growth Prepared Portfolio	$25,055	N/A	$6,000	N/A	$6,100	N/A	$1,042	N/A
AMT-Free Municipal Bond Portfolio	$29,700	$17,674	$4,500	$4,725	$6,100	$4,125	$1,042	$0
BlackRock Strategic Portfolio I	$15,574	$15,574	$2,500	$2,625	$6,100	$4,125	$1,042	$0
Conservative Prepared Portfolio	$25,000	N/A	$6,000	N/A	$6,100	N/A	$1,042	N/A
Delaware Municipal Bond Portfolio	$26,540	$14,524	$3,500	$3,675	$6,100	$4,125	$1,042	$0
Enhanced Income Portfolio	$22,363	$21,874	$5,250	$5,513	$6,100	$4,125	$1,042	$0
GNMA Portfolio	$28,069	$26,074	$10,500	$11,025	$6,100	$4,125	$1,042	$0
Government Income Portfolio	$20,379	$19,774	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Growth Prepared Portfolio	$25,043	N/A	$6,000	N/A	$6,100	N/A	$1,042	N/A
High Yield Bond Portfolio	$20,992	$19,774	$7,350	$7,718	$6,100	$4,125	$1,042	$0

Inflation Protected Bond Portfolio	$22,876	$21,874	$3,000	$3,150	$6,100	$4,125	$1,042	$0
Intermediate Bond Portfolio II	$22,386	$21,874	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Intermediate Government Bond Portfolio	$20,473	$19,774	$5,250	$5,513	$6,100	$4,125	$1,042	$0
International Bond Portfolio	$19,893	$19,774	$6,350	$6,668	$6,100	$4,125	$1,042	$0
Kentucky Municipal Bond Portfolio	$27,816	$15,574	$3,500	$3,675	$6,100	$4,125	$1,042	$0
Low Duration Bond Portfolio	$22,670	$21,874	$6,300	$6,615	$6,100	$4,125	$1,042	$0
Managed Income Portfolio	$26,368	$26,074	$8,925	$9,371	$6,100	$4,125	$1,042	$0
Moderate Prepared Portfolio	$25,071	N/A	$6,000	N/A	$6,100	N/A	$1,042	N/A
Ohio Municipal Bond Portfolio	$27,647	$15,574	$3,500	$3,675	$6,100	$4,125	$1,042	$0
Total Return Portfolio II	$26,919	$21,874	$7,350	$7,718	$6,100	$4,125	$1,042	$0

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant has polices and procedures (the “Policy”) for the pre-approval by the registrant’s audit committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust’s independent auditor (the “Independent Auditor”) to the registrant and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the audit committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service Pre-Approval Documents”). At its first meeting of each calendar year, the audit committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the audit committee. The audit committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

For the purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity, “Covered Entities” means (1) the Advisor or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

In the intervals between the scheduled meetings of the audit committee, the audit committee delegates pre-approval authority under this Policy to the Chairman of the audit committee (the “Chairman”). The Chairman shall report any pre-approval decisions under this Policy to the audit committee at its next scheduled meeting. At each scheduled meeting, the audit committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the audit committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of

Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the audit committee may modify or withdraw this delegated authority at any time the audit committee determines that it is appropriate to do so.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the audit committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the audit committee (or the Chairman pursuant to delegated authority).

The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the audit committee. The audit committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

In addition to the annual Audit services engagement specifically approved by the audit committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the registrant and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

The audit committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the audit committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the audit committee (or the Chairman pursuant to delegated authority).

Requests or applications to provide Covered Services that require approval by the audit committee (or the Chairman pursuant to delegated authority) must be submitted to the audit committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the audit committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the audit committee.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Note: the following table does not include the aggregate non-audit fees of each Series, as presented above in Item 4(b) through Item 4(d).

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds II	$284,500	$286,200

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $284,500, 0%

Item 5	—	Audit Committee of Listed Registrants — Not Applicable

Item 6	—	Schedule of Investments — The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7	—	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not Applicable

Item 8	—	Portfolio Managers of Closed-End Management Investment Companies — Not Applicable

Item 9	—	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable

Item 10	—	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	—	Controls and Procedures

11(a)	—	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b)	—	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	—	Exhibits attached hereto

12(a)(1)	—	Code of Ethics — See Item 2

12(a)(2)	—	Certifications — Attached hereto

12(a)(3)	—	Not Applicable

12(b)	—	Certifications — Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Donald C. Burke
Donald C. Burke,
President and Chief Executive Officer of BlackRock Funds II

Date: November 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke,
President and Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: November 20, 2007

By:	/s/ Neal J. Andrews
Neal J. Andrews,
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: November 20, 2007